UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07822

AMERICAN CENTURY INVESTMENT TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2013

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT   MARCH 31, 2013

Short Duration Inflation Protection Bond Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	30
Report of Independent Registered Public Accounting Firm	33
Management	34
Additional Information	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2013. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for U.S. Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions, 12-month U.S. stock and bond index returns were generally positive. Aggressive central bank monetary policies helped motivate investors to take more risk and kept short-term interest rates low.

U.S. mid-cap and value stocks and high-yield bonds achieved performance leadership during the period. U.S. mid-cap and value stock indices outpaced the S&P 500 Index’s 13.96% return, and U.S. corporate high-yield and municipal high-yield benchmarks performed in that 13-14% return range as well. U.S. growth and international index returns were generally lower, but still above average—the MSCI EAFE Index, for example, returned 11.25%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.21% to 1.85% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.78%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the U.S. economic growth outlook for 2013 remains subpar compared with past recession recoveries, still vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Central Banks Set Market Tone

Market sentiment wavered between risk taking and risk aversion during the 12-month period ended March 31, 2013, with risk taking generally prevailing. Persistent concerns about weak global economic growth, combined with Europe’s ongoing financial crisis and bouts of political uncertainty in the U.S. (first from the presidential election and then from the year-end “fiscal cliff” of federal tax hikes and spending cuts), triggered risk aversion, while optimism inspired by aggressive central bank monetary policies led to risk taking.

Early in the period, slowing economic growth, still-high unemployment, and ongoing problems in Europe led to a round of risk aversion that favored U.S. Treasuries. In response to the fragile economic backdrop, the Federal Reserve (the Fed) kept its overnight interest rate target near 0% and announced its third and most aggressive quantitative easing program (QE3), which has the Fed purchasing $40 billion of mortgage-backed securities (MBS) each month until economic growth and employment improve. The Fed expanded QE3 in December to include $45 billion in monthly Treasury purchases. Meanwhile, the European Central Bank launched several programs to help the eurozone’s troubled banks, and the Bank of Japan aggressively expanded its balance sheet.

Investors Favored Risk, Feared Long-Term Inflation

Overall, widespread central bank intervention drove down yields among higher-quality bonds and ultimately sparked investments in riskier asset classes. Both high-yield and investment-grade corporate bonds were among the taxable U.S. fixed-income market’s top performers for the period, benefitting from generally favorable corporate fundamentals and investor demand for yield.

At the same time, longer-term Treasury yields tumbled and the yield curve (which shows the relationship between bond maturities and yields across the maturity spectrum) flattened. These factors, combined with strong safe-haven demand that occasionally emerged and overall sluggish economic growth, led to relative outperformance for longer-maturity Treasuries. Treasury outperformance, combined with some long-term inflation concerns triggered by central bank policies, led to relative outperformance for Treasury inflation-protected securities (TIPS).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2013
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Corporate High-Yield	13.13%	3-Month Bill	0.13%
Corporate (investment-grade)	7.47%	2-Year Note	0.48%
Treasury Inflation Protected Securities (TIPS)	5.68%	10-Year Note	6.20%
Aggregate (multi-sector)	3.78%	30-Year Bond	7.48%
Treasury	3.14%
MBS (mortgage-backed securities)	1.97%

3

Performance

Total Returns as of March 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class(1)	APOIX	1.96%	4.39%	4.91%	5/31/05
Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index	—	1.57%	3.18%	4.32%	—
Institutional Class(1)	APISX	2.15%	4.60%	5.18%	5/31/05
A Class(1)(2) No sales charge* With sales charge*	APOAX	1.62% -0.65%	4.13% 3.66%	4.66% 4.36%	5/31/05
B Class(1) No sales charge* With sales charge*	APOBX	0.97% -3.03%	3.34% 3.17%	3.89% 3.89%	5/31/05
C Class(1)	APOCX	0.97%	3.36%	3.92%	5/31/05
R Class(1)	APORX	1.43%	3.85%	4.41%	5/31/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.
(2)
Prior to August 31, 2011, the A Class had a maximum initial sales charge of 4.50%. The maximum initial sales charge is now 2.25%. Performance prior to that date has been adjusted to reflect this change in the initial sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made May 31, 2005

*	From 5/31/05, the Investor Class’s inception date. Not annualized.
**	Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.58%	0.38%	0.83%	1.58%	1.58%	1.08%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, and Jim Platz

Performance Summary

Short Duration Inflation Protection Bond* returned 1.96%** for the 12 months ended March 31, 2013. By comparison, the fund’s benchmark, the Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index, returned 1.57%. See pages 4 and 5 for additional performance comparisons. Fund returns reflect operating expenses, while index returns do not.

Shorter-maturity TIPS posted modest returns for the 12-month period, outperforming their comparable-maturity nominal Treasury counterparts. Slow economic growth and generally falling commodity prices helped keep current inflation in check throughout the period. But, aggressive Federal Reserve (Fed) action, including a third round of quantitative easing that has the Fed purchasing $85 billion in mortgage-backed and Treasury securities each month, led to expectations for higher inflation down the road. These expectations lifted TIPS performance during the period.

The fund’s outperformance relative to the benchmark was primarily due to small allocations to non-benchmark securities (held in the portfolio but not present in the benchmark), which generally outperformed short-maturity TIPS during the 12-month period.

Commodity Prices Fell, Inflation Readings Mixed

Despite some intra-period price volatility in the commodities markets, commodity prices declined overall for the 12-month period. For example, the S&P Goldman Sachs Commodities Index, a broad measure of price movements in the global commodities markets, posted a 12-month return of -4.96% as of March 31, 2013. Oil prices, which typically have a big influence on the headline inflation rate, showed steeper declines during the period. Brent crude tumbled from $123 a barrel at the end of March 2012 to $110 a barrel at the end of March 2013, for a decline of 11%. Similarly, West Texas Intermediate (WTI) crude futures fell from $103 a barrel to $97, a decline of 6%.

Against this backdrop, headline inflation, based on the year-to-year change in the Consumer Price Index (CPI), increased only 1.5% as of March 31, 2013, compared with an annual inflation rate of 2.7% as of March 31, 2012. This relatively muted one-year inflation rate was largely due to falling energy prices. The year-to-year change in core inflation, which excludes volatile food and energy prices, was 1.9% at the end of March 2013, compared with 2.3% a year earlier.

Although near-term inflation was relatively contained, longer-term inflation expectations increased during the period, according to the 10-year Treasury breakeven rate. After starting the period at 2.34 percentage points, the Treasury breakeven rate (the yield difference between 10-year TIPS and nominal 10-year Treasuries) jumped to 2.52 percentage points by the end of March 2013. Theoretically, the breakeven rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period.

*	Effective November 30, 2012, the fund’s name changed from Inflation Protection Bond Fund to Short Duration Inflation Protection Bond Fund, better reflecting the fund’s strategy.
**	All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived.

6

Portfolio Strategy

We continued to invest the majority of the portfolio in TIPS (84% as of March 31, 2013) and the remainder in non-Treasury (spread) sectors, including investment-grade corporate bonds, mortgage-backed securities, and high-yield corporate bonds. The fund’s spread securities—particularly its high-yield corporate holdings—outperformed short-term TIPS during the period, which accounted for the fund’s outperformance relative to the all-TIPS benchmark.

We used inflation “swaps” to create an inflation “overlay” for the fund’s spread securities. This strategy helped enhance the fund’s diversification and maximize its inflation-protection potential. Inflation swaps, which are fixed-maturity instruments negotiated through a counterparty (investment bank), return the rate of inflation, as measured by CPI. Although all swaps contain counterparty credit risk, American Century Investments attempts to limit that risk with the same stringent controls and oversight it applies to all other holdings. The combination of the inflation swaps overlay and corporate and mortgage-backed securities outperformed short-maturity TIPS for the 12-month period.

Outlook

We expect near-term inflation to remain relatively contained primarily due to our outlook for subpar economic growth. Longer term, record federal debt and the Fed’s aggressive monetary policy and stimulus programs eventually may result in higher inflation than what is currently priced into the Treasury market. We believe this scenario underscores the importance of securing potential inflation hedges and protecting purchasing power with professionally managed inflation-indexed portfolios.

7

Fund Characteristics

MARCH 31, 2013
Portfolio at a Glance
Average Duration (effective)	2.3 years
Weighted Average Life	3.4 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	84.2%
Corporate Bonds	8.6%
Collateralized Mortgage Obligations	4.7%
Commercial Mortgage-Backed Securities	1.6%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	0.4%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period(1) 10/1/12 - 3/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,010.40	$2.86	0.57%
Institutional Class	$1,000	$1,010.40	$1.85	0.37%
A Class	$1,000	$1,008.10	$4.11	0.82%
B Class	$1,000	$1,005.00	$7.85	1.57%
C Class	$1,000	$1,005.00	$7.85	1.57%
R Class	$1,000	$1,006.60	$5.35	1.07%
Hypothetical
Investor Class	$1,000	$1,022.09	$2.87	0.57%
Institutional Class	$1,000	$1,023.09	$1.87	0.37%
A Class	$1,000	$1,020.84	$4.13	0.82%
B Class	$1,000	$1,017.10	$7.90	1.57%
C Class	$1,000	$1,017.10	$7.90	1.57%
R Class	$1,000	$1,019.60	$5.39	1.07%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

MARCH 31, 2013

	Principal Amount	Value
U.S. Treasury Securities — 84.2%
U.S. Treasury Inflation Indexed Notes, 2.00%, 7/15/14(1)	$8,849,777	$9,371,773
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15	19,416,600	20,722,677
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15	89,099,849	93,645,367
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15	39,542,260	43,397,630
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/16	30,183,383	33,661,536
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16	116,898,404	124,286,733
U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16	77,802,903	90,093,349
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17	54,034,708	63,077,092
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	151,472,178	163,495,282
U.S. Treasury Inflation Indexed Notes, 2.625%, 7/15/17	32,150,500	38,716,243
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/18	8,793,680	10,263,183
TOTAL U.S. TREASURY SECURITIES (Cost $669,173,742)		690,730,865
Corporate Bonds — 8.6%
AEROSPACE AND DEFENSE†
L-3 Communications Corp., 5.20%, 10/15/19	200,000	228,475
AUTOMOBILES — 0.4%
American Honda Finance Corp., 1.85%, 9/19/14(2)	500,000	508,850
Daimler Finance North America LLC, 1.30%, 7/31/15(2)	750,000	755,483
Daimler Finance North America LLC, VRN, 1.48%, 6/13/13(2)	500,000	502,009
Ford Motor Credit Co. LLC, 5.625%, 9/15/15	930,000	1,014,954
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	300,000	331,323
		3,112,619
BEVERAGES — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 0.80%, 7/15/15	1,000,000	1,002,463
BIOTECHNOLOGY — 0.1%
Amgen, Inc., 1.875%, 11/15/14	750,000	765,104
BUILDING PRODUCTS — 0.1%
Masco Corp., 6.125%, 10/3/16	750,000	838,274
CHEMICALS — 0.2%
CF Industries, Inc., 6.875%, 5/1/18	865,000	1,037,994
Hexion US Finance Corp./ Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	200,000	208,000
		1,245,994
COMMERCIAL BANKS — 0.4%
Capital One Financial Corp., 2.125%, 7/15/14	650,000	660,376
Fifth Third Bancorp, 6.25%, 5/1/13	300,000	301,365
PNC Funding Corp., 3.625%, 2/8/15	140,000	147,473
Royal Bank of Canada, 1.45%, 10/30/14	700,000	710,740
Wachovia Bank N.A., 5.00%, 8/15/15	750,000	821,448
Wells Fargo & Co., 1.50%, 7/1/15	500,000	508,542
		3,149,944
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Corrections Corp. of America, 7.75%, 6/1/17	400,000	420,260
COMPUTERS AND PERIPHERALS — 0.1%
Hewlett-Packard Co., 2.65%, 6/1/16	600,000	612,510
CONSUMER FINANCE — 0.1%
Credit Suisse (New York), 5.50%, 5/1/14	390,000	410,406
SLM Corp., MTN, 5.00%, 10/1/13	430,000	438,600
		849,006

11

Principal Amount	Value
CONTAINERS AND PACKAGING — 0.2%
Ball Corp., 7.125%, 9/1/16	$930,000	$986,963
Ball Corp., 6.75%, 9/15/20	340,000	376,550
		1,363,513
DIVERSIFIED FINANCIAL SERVICES — 0.3%
Ally Financial, Inc., 8.30%, 2/12/15	950,000	1,056,875
Bank of America Corp., 6.50%, 8/1/16	390,000	449,539
Citigroup, Inc., 6.01%, 1/15/15	650,000	704,138
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16	200,000	208,500
		2,419,052
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.3%
Cincinnati Bell, Inc., 8.25%, 10/15/17	860,000	915,900
Virgin Media Finance plc, 8.375%, 10/15/19	585,000	656,662
Windstream Corp., 7.875%, 11/1/17	1,100,000	1,262,250
		2,834,812
ELECTRIC UTILITIES — 0.1%
AES Corp. (The), 9.75%, 4/15/16	450,000	538,875
AES Corp. (The), 8.00%, 10/15/17	400,000	472,500
		1,011,375
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.2%
Arrow Electronics, Inc., 3.375%, 11/1/15	665,000	690,902
Jabil Circuit, Inc., 7.75%, 7/15/16	470,000	543,437
		1,234,339
ENERGY EQUIPMENT AND SERVICES†
Weatherford International Ltd., 9.625%, 3/1/19	70,000	91,575
FOOD AND STAPLES RETAILING — 0.2%
Dollar General Corp., 4.125%, 7/15/17	1,160,000	1,251,350
Walgreen Co., 1.00%, 3/13/15	750,000	751,861
		2,003,211
FOOD PRODUCTS — 0.2%
Del Monte Corp., 7.625%, 2/15/19	850,000	886,125
TreeHouse Foods, Inc., 7.75%, 3/1/18	850,000	923,312
		1,809,437
GAS UTILITIES — 0.3%
El Paso Corp., 7.25%, 6/1/18	$200,000	$230,574
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18(2)	400,000	444,832
Magellan Midstream Partners LP, 6.55%, 7/15/19	270,000	333,386
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	1,120,000	1,229,200
TransCanada PipeLines Ltd., 0.875%, 3/2/15	450,000	452,171
		2,690,163
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.2%
Biomet, Inc., 6.50%, 8/1/20(2)	1,515,000	1,613,475
HEALTH CARE PROVIDERS AND SERVICES — 0.5%
DaVita HealthCare Partners, Inc., 6.375%, 11/1/18	1,140,000	1,215,525
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	1,515,000	1,581,281
HCA, Inc., 7.875%, 2/15/20	600,000	664,500
HCA, Inc., 7.69%, 6/15/25	100,000	107,250
Universal Health Services, Inc., 7.125%, 6/30/16	520,000	596,700
		4,165,256
HOTELS, RESTAURANTS AND LEISURE — 0.1%
Carnival Corp., 1.20%, 2/5/16	350,000	350,720
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, 11/1/17	400,000	431,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	350,000	394,188
		1,175,908
INDUSTRIAL CONGLOMERATES — 0.2%
Bombardier, Inc., 5.75%, 3/15/22(2)	1,220,000	1,258,125
INSURANCE — 0.2%
International Lease Finance Corp., 4.875%, 4/1/15	930,000	978,825
Lincoln National Corp., 6.25%, 2/15/20	120,000	145,486
MetLife, Inc., 6.75%, 6/1/16	300,000	352,963
Prudential Financial, Inc., 7.375%, 6/15/19	230,000	295,848
		1,773,122

12

Principal Amount	Value
IT SERVICES — 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22	$930,000	$991,613
MEDIA — 0.9%
CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	920,000	994,750
Comcast Corp., 5.90%, 3/15/16	250,000	286,261
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14	250,000	264,560
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.55%, 3/15/15	400,000	418,925
Discovery Communications LLC, 3.70%, 6/1/15	500,000	529,992
DISH DBS Corp., 7.125%, 2/1/16	1,080,000	1,205,550
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17	730,000	784,750
Lamar Media Corp., 9.75%, 4/1/14	170,000	184,025
Lamar Media Corp., 7.875%, 4/15/18	180,000	196,875
SBA Telecommunications, Inc., 8.25%, 8/15/19	1,085,000	1,201,637
Time Warner, Inc., 3.15%, 7/15/15	750,000	790,301
Univision Communications, Inc., 6.875%, 5/15/19(2)	30,000	32,250
Viacom, Inc., 4.375%, 9/15/14	500,000	525,932
Virgin Media Secured Finance plc, 6.50%, 1/15/18	250,000	267,500
		7,683,308
METALS AND MINING — 0.3%
ArcelorMittal, 4.25%, 2/25/15	400,000	413,688
Barrick Gold Corp., 2.90%, 5/30/16	470,000	494,596
FMG Resources Pty Ltd., 7.00%, 11/1/15(2)	1,200,000	1,263,000
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23(2)	70,000	70,394
Xstrata Canada Financial Corp., 2.85%, 11/10/14(2)	550,000	563,911
		2,805,589
MULTI-UTILITIES — 0.4%
Calpine Corp., 7.25%, 10/15/17(2)	828,000	881,820
CMS Energy Corp., 4.25%, 9/30/15	160,000	172,556
CMS Energy Corp., 8.75%, 6/15/19	615,000	833,531
Niagara Mohawk Power Corp., 4.88%, 8/15/19(2)	160,000	185,804
NRG Energy, Inc., 7.625%, 1/15/18	700,000	799,750
Pacific Gas & Electric Co., 6.25%, 12/1/13	180,000	186,745
Sempra Energy, 6.50%, 6/1/16	130,000	151,633
		3,211,839
MULTILINE RETAIL†
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	157,000	182,577
OIL, GAS AND CONSUMABLE FUELS — 0.6%
Anadarko Petroleum Corp., 5.75%, 6/15/14	350,000	369,468
Anadarko Petroleum Corp., 5.95%, 9/15/16	380,000	437,809
Arch Coal, Inc., 7.25%, 10/1/20	250,000	226,250
Cenovus Energy, Inc., 4.50%, 9/15/14	650,000	684,686
Chesapeake Energy Corp., 6.125%, 2/15/21	400,000	427,500
Denbury Resources, Inc., 6.375%, 8/15/21	850,000	930,750
Newfield Exploration Co., 6.875%, 2/1/20	500,000	538,750
Peabody Energy Corp., 6.50%, 9/15/20	835,000	893,450
Petroleos Mexicanos, 6.00%, 3/5/20	250,000	296,250
SandRidge Energy, Inc., 8.75%, 1/15/20	250,000	270,625
		5,075,538
PERSONAL PRODUCTS — 0.1%
Elizabeth Arden, Inc., 7.375%, 3/15/21	790,000	881,838
PHARMACEUTICALS — 0.4%
AbbVie, Inc., 1.20%, 11/6/15(2)	300,000	302,523
Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20	1,155,000	1,238,737

13

Principal Amount	Value
Valeant Pharmaceuticals International, 6.50%, 7/15/16(2)	$1,145,000	$1,200,819
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14	500,000	527,630
		3,269,709
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
American Tower Corp., 4.625%, 4/1/15	600,000	640,121
Boston Properties LP, 5.00%, 6/1/15	280,000	304,758
HCP, Inc., 3.75%, 2/1/16	600,000	640,918
Health Care REIT, Inc., 3.625%, 3/15/16	350,000	371,111
Simon Property Group LP, 5.75%, 12/1/15	400,000	446,927
		2,403,835
ROAD AND RAIL — 0.2%
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.50%, 7/11/14(2)	800,000	812,870
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.50%, 3/15/16(2)	210,000	215,265
Union Pacific Corp., 4.875%, 1/15/15	400,000	429,015
		1,457,150
SPECIALTY RETAIL — 0.2%
Rent-A-Center, Inc., 6.625%, 11/15/20	1,120,000	1,209,600
TEXTILES, APPAREL AND LUXURY GOODS — 0.4%
Gap, Inc. (The), 5.95%, 4/12/21	120,000	137,477
Hanesbrands, Inc., 8.00%, 12/15/16	150,000	162,938
Hanesbrands, Inc., 6.375%, 12/15/20	390,000	426,563
L Brands, Inc., 6.90%, 7/15/17	1,050,000	1,211,437
Polymer Group, Inc., 7.75%, 2/1/19	1,130,000	1,237,350
		3,175,765
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14	500,000	519,669
TOTAL CORPORATE BONDS (Cost $67,209,294)		70,536,042
Collateralized Mortgage Obligations(3) — 4.7%
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	288,878	298,900
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	334,679	343,134
Banc of America Mortgage Securities, Inc., Series 2004-L, Class 2A1, VRN, 2.99%, 4/1/13	1,567,129	1,566,914
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	1,500,000	1,578,740
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.86%, 4/1/13	1,427,714	1,388,455
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.37%, 4/1/13	1,183,223	1,157,486
Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36	258,767	263,991
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.31%, 4/1/13	2,085,051	2,081,246
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	1,884,447	1,939,742
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.36%, 4/1/13	1,867,547	1,878,080
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.66%, 4/1/13	1,883,151	1,945,285
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3 SEQ, 4.75%, 11/25/19	285,990	288,923
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.02%, 4/1/13	2,819,126	2,634,650
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.92%, 4/1/13	1,554,078	1,521,956
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2, VRN, 2.50%, 4/1/13(2)	2,000,000	2,034,297

14

Principal Amount	Value
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	$467,484	$493,903
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.87%, 4/1/13	543,401	576,015
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34	699,901	735,815
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	386,866	405,997
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	940,785	980,226
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.75%, 4/1/13	1,360,545	1,399,663
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.68%, 4/1/13	1,963,289	2,025,787
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	1,369,566	1,430,205
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	1,308,435	1,358,752
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	875,358	907,259
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 2.64%, 4/1/13	1,732,922	1,733,933
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 5.29%, 4/1/13	830,399	767,466
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 5.41%, 4/1/13	667,157	665,691
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	362,114	374,520
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A5, 6.00%, 7/25/37	621,444	627,231
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	857,629	879,674
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	1,750,634	1,882,277
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.04%, 4/1/13	597,207	611,110
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $37,329,999)		38,777,323
Commercial Mortgage-Backed Securities(3) — 1.6%
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AM, VRN, 5.22%, 4/1/13	1,725,000	1,898,328
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 4/1/13	159,908	160,305
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class B, VRN, 5.43%, 4/1/13	675,000	701,160
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 4/1/13	700,000	739,724
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 4/1/13	2,000,000	2,090,603
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	1,782,000	1,903,646
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.51%, 4/11/13	1,560,000	1,639,209
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 4/11/13	350,000	374,853

15

Principal Amount	Value
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A4 SEQ, 5.00%, 4/15/30	$1,360,339	$1,388,305
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/11/13	407,000	442,468
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 4/11/13	825,000	908,081
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, VRN, 5.18%, 4/1/13	450,000	490,195
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $12,694,498)		12,736,877

Principal Amount/ Shares	Value
Temporary Cash Investments — 0.5%
BNP Paribas Finance, Inc., 0.08%, 4/1/13(4)	$4,135,000	$4,134,936
SSgA U.S. Government Money Market Fund	414	414
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,135,414)		4,135,350
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $790,542,947)		816,916,457
OTHER ASSETS AND LIABILITIES — 0.4%		2,917,457
TOTAL NET ASSETS — 100.0%		$819,833,914

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
246,400	AUD for USD	Westpac Group	4/26/13	$256,099	$(2,478)
3,315,961	CAD for USD	Barclays Bank plc	4/26/13	3,262,484	(65,458)
394,900	CHF for USD	UBS AG	4/26/13	416,108	(9,527)
3,388,898	KRW for USD	HSBC Holdings plc	4/26/13	3,039	(125)
4,887,300	NOK for USD	Barclays Bank plc	4/26/13	836,002	(18,933)
16,956,100	NOK for USD	Deutsche Bank	4/26/13	2,900,442	(128,028)
487,700	NZD for USD	Westpac Group	4/26/13	407,434	(532)
				$8,081,608	$(225,081)
(Value on Settlement Date $8,306,689)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
1,464,936	EUR for USD	HSBC Holdings plc	4/26/13	$1,878,110	$71,324
657,500	GBP for USD	Barclays Bank plc	4/26/13	998,912	43,949
302,957,600	JPY for USD	UBS AG	4/26/13	3,218,833	205,291
5,365,100	SEK for USD	Barclays Bank plc	4/26/13	822,888	9,272
5,072,980	SEK for USD	Deutsche Bank	4/26/13	778,083	(674)
				$7,696,826	$329,162
(Value on Settlement Date $8,025,988)

16

Futures Contracts
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
205	U.S. Treasury 5-Year Notes	June 2013	$25,431,211	$(21,462)

Credit Default Swap Agreements
Counterparty/ Reference Entity	Notional Amount	Buy/Sell Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
Barclays Bank plc/CDX North America High Yield 11 Index(5)	$830,000	Sell*	5.00%	12/20/13	$(27,543)	$56,160	$28,617

*	The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

Total Return Swap Agreements
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.(5)	$23,500,000	U.S. CPI Urban Consumers NSA Index	Receive	1.77%	8/8/14	$61,862
Bank of America N.A.(5)	8,200,000	U.S. CPI Urban Consumers NSA Index	Receive	1.57%	9/8/14	84,290
Bank of America N.A.(5)	12,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.33%	1/22/15	(158,992)
Bank of America N.A.(5)	15,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.15%	11/16/16	5,094
Bank of America N.A.(5)	19,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.97%	12/21/16	228,861
Barclays Bank plc(5)	8,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.10%	10/23/15	18,205
Barclays Bank plc(5)	5,800,000	U.S. CPI Urban Consumers NSA Index	Receive	2.30%	1/11/16	24,733
Barclays Bank plc(5)	1,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.74%	4/25/17	(58,403)
Barclays Bank plc(5)	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.35%	9/28/17	24,080
Morgan Stanley Capital Services LLC	18,500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.24%	10/9/15	(7,499)
						$222,231

17

Notes to Schedule of Investments

AUD = Australian Dollar
CAD = Canadian Dollar
CDX = Credit Derivatives Indexes
CHF = Swiss Franc
CPI = Consumer Price Index
EUR = Euro
GBP = British Pound
JPY = Japanese Yen
KRW = South Korea Won
MTN = Medium Term Note
NOK = Norwegian Krone
NSA = Not Seasonally Adjusted
NZD = New Zealand Dollar
SEK = Swedish Krona
SEQ = Sequential Payer
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†	Category is less than 0.05% of total net assets.
(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $101,662.

(2)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $12,645,727, which represented 1.5% of total net assets.

(3)	Final maturity date indicated, unless otherwise noted.
(4)	The rate indicated is the yield to maturity at purchase.
(5)	Collateral has been received at the custodian bank for margin requirements on swap agreements. At the period end, the aggregate value of securities received was $1,329,104.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

MARCH 31, 2013
Assets
Investment securities, at value (cost of $790,542,947)	$816,916,457
Cash	356,208
Receivable for investments sold	366,929
Receivable for capital shares sold	1,020,051
Receivable for variation margin on futures contracts	20,820
Unrealized gain on forward foreign currency exchange contracts	329,836
Swap agreements, at value (including net premiums paid (received) of $(27,543))	475,742
Interest receivable	2,752,200
822,238,243

Liabilities
Payable for investments purchased	621,159
Payable for capital shares redeemed	801,271
Unrealized loss on forward foreign currency exchange contracts	225,755
Swap agreements, at value	224,894
Accrued management fees	378,067
Distribution and service fees payable	153,183
2,404,329

Net Assets	$819,833,914

Net Assets Consist of:
Capital paid in	$793,783,468
Disbursements in excess of net investment income	(1,416,196)
Undistributed net realized gain	732,122
Net unrealized appreciation	26,734,520
$819,833,914

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$351,256,998	33,116,668	$10.61
Institutional Class	$93,507,501	8,765,415	$10.67
A Class	$240,799,372	22,863,562	$10.53*
B Class	$4,808,950	460,654	$10.44
C Class	$99,270,583	9,504,064	$10.45
R Class	$30,190,510	2,794,598	$10.80
*Maximum offering price $10.77 (net asset value divided by 0.9775).

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED MARCH 31, 2013
Investment Income (Loss)
Income:
Interest	$9,746,499

Expenses:
Management fees	4,137,479
Distribution and service fees:
A Class	566,476
B Class	52,442
C Class	1,080,588
R Class	162,811
Trustees’ fees and expenses	59,427
Other expenses	1,361
6,060,584
Fees waived	(180,932)
5,879,652

Net investment income (loss)	3,866,847

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,458,549
Futures contract transactions	(108,590)
Swap agreement transactions	247,817
Foreign currency transactions	1,018,535
3,616,311

Change in net unrealized appreciation (depreciation) on:
Investments	7,340,059
Futures contracts	6,748
Swap agreements	(535,269)
Translation of assets and liabilities in foreign currencies	(194,399)
6,617,139

Net realized and unrealized gain (loss)	10,233,450

Net Increase (Decrease) in Net Assets Resulting from Operations	$14,100,297

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2013 AND MARCH 31, 2012
Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012
Operations
Net investment income (loss)	$3,866,847	$13,318,541
Net realized gain (loss)	3,616,311	42,162,048
Change in net unrealized appreciation (depreciation)	6,617,139	(5,297,444)
Net increase (decrease) in net assets resulting from operations	14,100,297	50,183,145

Distributions to Shareholders
From net investment income:
Investor Class	(3,543,092)	(6,047,173)
Institutional Class	(1,325,294)	(2,786,622)
A Class	(2,208,336)	(5,785,898)
B Class	(13,380)	(154,909)
C Class	(276,249)	(2,864,722)
R Class	(242,360)	(804,864)
From net realized gains:
Investor Class	(717,519)	(13,190,250)
Institutional Class	(236,224)	(5,218,755)
A Class	(530,970)	(12,969,475)
B Class	(11,491)	(418,430)
C Class	(241,708)	(7,493,451)
R Class	(73,074)	(2,097,120)
Decrease in net assets from distributions	(9,419,697)	(59,831,669)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	179,337,441	69,974,991

Net increase (decrease) in net assets	184,018,041	60,326,467

Net Assets
Beginning of period	635,815,873	575,489,406
End of period	$819,833,914	$635,815,873

Undistributed (disbursements in excess of) net investment income	$(1,416,196)	$2,626,305

See Notes to Financial Statements.

21

Notes to Financial Statements

MARCH 31, 2013

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Inflation Protection Bond Fund (formerly Inflation Protection Bond Fund) (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

22

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2625% to 0.3800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The investment advisor voluntarily agreed to waive 0.080% of its management fee from April 1, 2012 through July 31, 2012, at which time the waiver was terminated. The total amount of the waiver for each class for the year ended March 31, 2013 was $63,834, $21,448, $55,329, $1,497, $29,999 and $8,825 for the Investor Class, Institutional Class, A Class, B Class, C Class and R Class, respectively. The effective annual management fee before waiver for each class for the year ended March 31, 2013 was 0.56% for the Investor Class, A Class, B Class, C Class and R Class and 0.36% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended March 31, 2013 was 0.54% for the Investor Class, A Class, B Class, C Class and R Class and 0.34% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, ACIS, and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2013 totaled $591,930,718, of which $535,211,503 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2013 totaled $414,001,141, of which $393,088,298 represented U.S. Treasury and Government Agency obligations.

24

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2013		Year ended March 31, 2012
	Shares	Amount	Shares	Amount
Investor Class
Sold	26,469,034	$279,280,051	12,987,287	$141,594,106
Issued in reinvestment of distributions	362,021	3,817,720	1,683,635	17,797,227
Redeemed	(14,041,397)	(148,531,528)	(8,439,544)	(91,495,097)
	12,789,658	134,566,243	6,231,378	67,896,236
Institutional Class
Sold	6,873,953	72,948,784	2,169,388	23,790,082
Issued in reinvestment of distributions	131,570	1,395,166	633,591	6,740,539
Redeemed	(5,211,221)	(55,449,133)	(4,705,043)	(51,848,233)
	1,794,302	18,894,817	(1,902,064)	(21,317,612)
A Class
Sold	12,716,753	133,274,905	8,420,636	91,132,515
Issued in reinvestment of distributions	244,640	2,562,621	1,481,028	15,556,777
Redeemed	(8,468,267)	(89,000,250)	(8,567,126)	(92,411,334)
	4,493,126	46,837,276	1,334,538	14,277,958
B Class
Sold	7,174	74,680	40,534	436,110
Issued in reinvestment of distributions	1,683	17,545	32,931	342,822
Redeemed	(102,424)	(1,065,470)	(139,640)	(1,500,273)
	(93,567)	(973,245)	(66,175)	(721,341)
C Class
Sold	1,663,552	17,323,213	2,579,027	27,733,206
Issued in reinvestment of distributions	36,125	376,630	670,853	6,991,910
Redeemed	(3,145,119)	(32,760,642)	(3,679,391)	(40,141,493)
	(1,445,442)	(15,060,799)	(429,511)	(5,416,377)
R Class
Sold	1,163,944	12,535,448	1,818,269	20,345,067
Issued in reinvestment of distributions	29,332	315,308	269,520	2,899,282
Redeemed	(1,650,959)	(17,777,607)	(721,643)	(7,988,222)
	(457,683)	(4,926,851)	1,366,146	15,256,127
Net increase (decrease)	17,080,394	$179,337,441	6,534,312	$69,974,991

25

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities	—	$690,730,865	—
Corporate Bonds	—	70,536,042	—
Collateralized Mortgage Obligations	—	38,777,323	—
Commercial Mortgage-Backed Securities	—	12,736,877	—
Temporary Cash Investments	$414	4,134,936	—
Total Value of Investment Securities	$414	$816,916,043	—

Other Financial Instruments
Swap Agreements	—	$278,391	—
Forward Foreign Currency Exchange Contracts	—	104,081	—
Futures Contracts	$(21,462)	—	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(21,462)	$382,472	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap

26

agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased and sold interest rate risk derivative instruments throughout the reporting period and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The other contracts derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

27

Value of Derivative Instruments as of March 31, 2013
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$28,617	Swap agreements	—
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	329,836	Unrealized loss on forward foreign currency exchange contracts	$225,755
Interest Rate Risk	Receivable for variation margin on futures contracts*	20,820	Payable for variation margin on futures contracts*	—
Other Contracts	Swap agreements	447,125	Swap agreements	224,894
		$826,398		$450,649

*	Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2013
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$38,097	Change in net unrealized appreciation (depreciation) on swap agreements	$(874)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	1,018,535	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(194,399)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(108,590)	Change in net unrealized appreciation (depreciation) on futures contracts	6,748
Other Contracts	Net realized gain (loss) on swap agreement transactions	209,720	Change in net unrealized appreciation (depreciation) on swap agreements	(534,395)
		$1,157,762		$(722,920)

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$9,419,697	$45,440,913
Long-term capital gains	—	$14,390,756

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of March 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$792,927,793
Gross tax appreciation of investments	$24,236,683
Gross tax depreciation of investments	(248,019)
Net tax appreciation (depreciation) of investments	$23,988,664
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$277,008
Net tax appreciation (depreciation)	$24,265,672
Other book-to-tax adjustments	$(1,697,655)
Undistributed ordinary income	$1,976,210
Accumulated long-term gains	$1,506,219

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to inflation adjustments on Treasury inflation-protected securities. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

29

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$10.56	0.06	0.14	0.20	(0.13)	(0.02)	—	(0.15)	$10.61	1.96%	0.55%	0.57%	0.72%	0.70%	55%	$351,257
2012	$10.71	0.25	0.68	0.93	(0.34)	(0.74)	—	(1.08)	$10.56	8.93%	0.50%	0.58%	2.42%	2.34%	85%	$214,609
2011	$10.33	0.28	0.45	0.73	(0.24)	(0.11)	—	(0.35)	$10.71	7.16%	0.49%	0.58%	2.66%	2.57%	58%	$150,984
2010	$9.86	0.34	0.29	0.63	(0.16)	—	—	(0.16)	$10.33	6.42%	0.51%	0.58%	3.39%	3.32%	24%	$111,327
2009	$10.48	0.07	(0.29)	(0.22)	(0.30)	(0.01)	(0.09)	(0.40)	$9.86	(2.13)%	0.59%	0.59%	0.97%	0.97%	37%	$39,101
Institutional Class
2013	$10.62	0.10	0.12	0.22	(0.15)	(0.02)	—	(0.17)	$10.67	2.15%	0.35%	0.37%	0.92%	0.90%	55%	$93,508
2012	$10.76	0.31	0.65	0.96	(0.36)	(0.74)	—	(1.10)	$10.62	9.16%	0.30%	0.38%	2.62%	2.54%	85%	$74,012
2011	$10.37	0.30	0.46	0.76	(0.26)	(0.11)	—	(0.37)	$10.76	7.45%	0.29%	0.38%	2.86%	2.77%	58%	$95,487
2010	$9.90	0.34	0.31	0.65	(0.18)	—	—	(0.18)	$10.37	6.61%	0.30%	0.38%	3.60%	3.52%	24%	$22,633
2009	$10.51	(0.20)	—(3)	(0.20)	(0.31)	(0.01)	(0.09)	(0.41)	$9.90	(1.93)%	0.39%	0.39%	1.17%	1.17%	37%	$2,512

30

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2013	$10.48	0.06	0.12	0.18	(0.11)	(0.02)	—	(0.13)	$10.53	1.62%	0.80%	0.82%	0.47%	0.45%	55%	$240,799
2012	$10.65	0.24	0.65	0.89	(0.32)	(0.74)	—	(1.06)	$10.48	8.68%	0.75%	0.83%	2.17%	2.09%	85%	$192,608
2011	$10.27	0.26	0.44	0.70	(0.21)	(0.11)	—	(0.32)	$10.65	6.93%	0.74%	0.83%	2.41%	2.32%	58%	$181,430
2010	$9.81	0.33	0.27	0.60	(0.14)	—	—	(0.14)	$10.27	6.08%	0.76%	0.83%	3.14%	3.07%	24%	$216,174
2009	$10.43	0.08	(0.31)	(0.23)	(0.29)	(0.01)	(0.09)	(0.39)	$9.81	(2.27)%	0.84%	0.84%	0.72%	0.72%	37%	$112,039
B Class
2013	$10.39	—(3)	0.10	0.10	(0.03)	(0.02)	—	(0.05)	$10.44	0.97%	1.55%	1.57%	(0.28)%	(0.30)%	55%	$4,809
2012	$10.58	0.17	0.64	0.81	(0.26)	(0.74)	—	(1.00)	$10.39	7.80%	1.50%	1.58%	1.42%	1.34%	85%	$5,760
2011	$10.20	0.18	0.44	0.62	(0.13)	(0.11)	—	(0.24)	$10.58	6.17%	1.49%	1.58%	1.66%	1.57%	58%	$6,565
2010	$9.75	0.25	0.26	0.51	(0.06)	—	—	(0.06)	$10.20	5.21%	1.51%	1.58%	2.39%	2.32%	24%	$7,032
2009	$10.41	(0.04)	(0.27)	(0.31)	(0.26)	(0.01)	(0.08)	(0.35)	$9.75	(3.04)%	1.59%	1.59%	(0.03)%	(0.03)%	37%	$4,731
C Class
2013	$10.40	—(3)	0.10	0.10	(0.03)	(0.02)	—	(0.05)	$10.45	0.97%	1.55%	1.57%	(0.28)%	(0.30)%	55%	$99,271
2012	$10.59	0.17	0.64	0.81	(0.26)	(0.74)	—	(1.00)	$10.40	7.79%	1.50%	1.58%	1.42%	1.34%	85%	$113,858
2011	$10.21	0.17	0.45	0.62	(0.13)	(0.11)	—	(0.24)	$10.59	6.16%	1.49%	1.58%	1.66%	1.57%	58%	$120,461
2010	$9.75	0.23	0.29	0.52	(0.06)	—	—	(0.06)	$10.21	5.32%	1.51%	1.58%	2.39%	2.32%	24%	$110,123
2009	$10.41	0.02	(0.33)	(0.31)	(0.26)	(0.01)	(0.08)	(0.35)	$9.75	(3.04)%	1.59%	1.59%	(0.03)%	(0.03)%	37%	$33,530

31

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2013	$10.75	0.05	0.10	0.15	(0.08)	(0.02)	—	(0.10)	$10.80	1.43%	1.05%	1.07%	0.22%	0.20%	55%	$30,191
2012	$10.90	0.17	0.72	0.89	(0.30)	(0.74)	—	(1.04)	$10.75	8.35%	1.00%	1.08%	1.92%	1.84%	85%	$34,969
2011	$10.51	0.24	0.45	0.69	(0.19)	(0.11)	—	(0.30)	$10.90	6.60%	0.99%	1.08%	2.16%	2.07%	58%	$20,563
2010	$10.03	0.27	0.32	0.59	(0.11)	—	—	(0.11)	$10.51	5.89%	1.00%	1.08%	2.90%	2.82%	24%	$9,548
2009	$10.68	(0.01)	(0.26)	(0.27)	(0.28)	(0.01)	(0.09)	(0.38)	$10.03	(2.62)%	1.09%	1.09%	0.47%	0.47%	37%	$1,062

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Short Duration Inflation Protection Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short Duration Inflation Protection Bond Fund, formerly the Inflation Protection Bond Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2013

33

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None

34

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	107	None

35

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

37

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $1,810,986 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-78346   1305

ANNUAL REPORT   MARCH 31, 2013

Short Duration Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	22
Statement of Operations	23
Statement of Changes in Net Assets	24
Notes to Financial Statements	25
Financial Highlights	32
Report of Independent Registered Public Accounting Firm	34
Management	35
Additional Information	38

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2013. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for U.S. Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions, 12-month U.S. stock and bond index returns were generally positive. Aggressive central bank monetary policies helped motivate investors to take more risk and kept short-term interest rates low.

U.S. mid-cap and value stocks and high-yield bonds achieved performance leadership during the period. U.S. mid-cap and value stock indices outpaced the S&P 500 Index’s 13.96% return, and U.S. corporate high-yield and municipal high-yield benchmarks performed in that 13-14% return range as well. U.S. growth and international index returns were generally lower, but still above average—the MSCI EAFE Index, for example, returned 11.25%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.21% to 1.85% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.78%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the U.S. economic growth outlook for 2013 remains subpar compared with past recession recoveries, still vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Central Banks Set Market Tone

Market sentiment wavered between risk taking and risk aversion during the 12-month period ended March 31, 2013, with risk taking generally prevailing. Persistent concerns about weak global economic growth, combined with Europe’s ongoing financial crisis and bouts of political uncertainty in the U.S. (first from the presidential election and then from the year-end “fiscal cliff” of federal tax hikes and spending cuts), triggered risk aversion, while optimism inspired by aggressive central bank monetary policies led to risk taking.

Early in the period, slowing economic growth, still-high unemployment, and ongoing problems in Europe led to a round of risk aversion that favored U.S. Treasuries. In response to the fragile economic backdrop, the Federal Reserve (the Fed) kept its overnight interest rate target near 0% and announced its third and most aggressive quantitative easing program (QE3), which has the Fed purchasing $40 billion of mortgage-backed securities (MBS) each month until economic growth and employment improve. The Fed expanded QE3 in December to include $45 billion in monthly Treasury purchases. Meanwhile, the European Central Bank launched several programs to help the eurozone’s troubled banks, and the Bank of Japan aggressively expanded its balance sheet.

Investors Favored Risk, Feared Long-Term Inflation

Overall, widespread central bank intervention drove down yields among higher-quality bonds and ultimately sparked investments in riskier asset classes. Both high-yield and investment-grade corporate bonds were among the taxable U.S. fixed-income market’s top performers for the period, benefitting from generally favorable corporate fundamentals and investor demand for yield.

At the same time, longer-term Treasury yields tumbled and the yield curve (which shows the relationship between bond maturities and yields across the maturity spectrum) flattened. These factors, combined with strong safe-haven demand that occasionally emerged and overall sluggish economic growth, led to relative outperformance for longer-maturity Treasuries. Treasury outperformance, combined with some long-term inflation concerns triggered by central bank policies, led to relative outperformance for Treasury inflation-protected securities (TIPS).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2013
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Corporate High-Yield	13.13%	3-Month Bill	0.13%
Corporate (investment-grade)	7.47%	2-Year Note	0.48%
Treasury Inflation Protected Securities (TIPS)	5.68%	10-Year Note	6.20%
Aggregate (multi-sector)	3.78%	30-Year Bond	7.48%
Treasury	3.14%
MBS (mortgage-backed securities)	1.97%

3

Performance

Total Returns as of March 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACSNX	1.61%	3.17%	3.86%	11/30/06
Barclays U.S. 1-3 Year Government/Credit Bond Index	—	1.09%	2.37%	3.38%	—
Institutional Class	ACSUX	1.81%	3.37%	4.06%	11/30/06
A Class No sales charge* With sales charge*	ACSQX	1.35% -0.91%	2.91% 2.43%	3.60% 3.23%	11/30/06
C Class	ACSKX	0.53%	2.15%	2.83%	11/30/06
R Class	ACSPX	1.10%	2.67%	3.36%	11/30/06

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006

*From 11/30/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.61%	0.41%	0.86%	1.61%	1.11%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Jim Platz, and David MacEwen

Performance Summary

Short Duration returned 1.61%* for the 12 months ended March 31, 2013. By comparison, the fund’s benchmark, the Barclays U.S. 1-3 Year Government/Credit Bond Index, returned 1.09%. See pages 4 and 5 for additional performance comparisons. Fund returns reflect operating expenses, while index returns do not.

Short Duration’s absolute return reflected the positive performance of short-duration investment-grade bonds and high-yield corporate bonds during the 12-month period. The main contributors to the fund’s relative outperformance included an overweighted position in corporate bonds, which outperformed the broad bond market average, and security selection within the mortgage allocation.

Exposure to Corporate, Mortgage Securities Drove Outperformance

Treasury yields remained relatively low throughout the period, held down by the Federal Reserve’s (the Fed’s) ultra-low interest rate policy and continued quantitative easing. In this environment, we continued to underweight Treasuries in favor of non-Treasury (spread) sectors. In particular, we maintained an overweight position in investment-grade corporate credit, which contributed favorably to the fund’s performance. In addition, we held a small, non-benchmark (held in the fund but not in the benchmark) position in high-yield corporate bonds, which also boosted relative performance. Solid corporate fundamentals, combined with investor demand for yield and willingness to take on risk, helped investment-grade and high-yield corporates finish the 12-month period among the top-performing fixed-income sectors.

We also maintained an overweight position in mortgage-backed securities (MBS). Overall, MBS lagged the broad investment-grade benchmark and Treasuries during the one-year period. But, our security selections within the fund’s allocation contributed favorably to performance. In particular, we continued to overweight commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs). These securities generally outperformed traditional government agency MBS, benefitting from investor demand for yield and improving housing and commercial real estate markets. In addition, the Fed’s monthly purchases of agency MBS, as part of its quantitative easing program, provided support to the mortgage market overall.

Late in the period, we took profits within the fund’s corporate and mortgage allocations. Specifically, we sold select investment-grade corporate bonds, believing an increase in leveraged buyout (LBO) activity is becoming a growing risk to the sector. (LBOs generally favor stockholders and hurt bondholders.) In addition, investment-grade corporate spreads (the yield difference between non-Treasury and Treasury securities of comparable maturity) remained at relatively tight levels, and there appeared to be better opportunities in the high-yield sector.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Within the mortgage allocation, we sold select loan balance paper (mortgage pools with lower average loan balances and, therefore, less prepayment risk) and redeployed the proceeds in conventional mortgages. This strategy positioned the mortgage allocation a bit more defensively, given the possibility of higher rates after an extended period of low rates.

Inflation Outlook Prompted TIPS Overweight

We maintained a small overweight position in Treasury inflation-protected securities (TIPS) throughout the 12-month period. During the first quarter of 2013, we shifted the fund’s exposure from short-term TIPS, which had outperformed, to longer-term TIPS, which had underperformed and represented, in our view, relatively good value. Given the Fed’s open-ended quantitative easing, we believe TIPS should benefit from the market’s longer-term inflation expectations.

Outlook

“In 2013, we expect economic growth to remain subpar, with U.S. growth remaining between 1% and 3%,” says the Fixed Income Macro Strategy Team at American Century Investments. “Despite improvements in employment and housing, we believe the odds of a sustained upside breakout in growth in 2013 remain limited, given the headwinds of fiscal consolidation, higher taxes, and increased regulation.

“In the near term, we believe interest rates likely will remain in a fairly tight range. Longer term, the bias is for rates to trend higher.”

In this context, we remain committed to seeking attractive performance through diversified sources of return. The portfolio continues to invest primarily in high- and medium-grade corporate bonds and notes, government securities and securities backed by mortgages or other assets. We expect to maintain a balanced, mostly market-weighted approach to sector allocations, focusing on individual security selection in an attempt to deliver consistent performance and sound risk management.

7

Fund Characteristics

MARCH 31, 2013
Portfolio at a Glance
Average Duration (effective)	1.9 years
Weighted Average Life	2.3 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	43.8%
U.S. Treasury Securities	37.8%
Collateralized Mortgage Obligations	7.9%
Commercial Mortgage-Backed Securities	4.7%
U.S. Government Agency Mortgage-Backed Securities	3.1%
Municipal Securities	0.5%
Sovereign Governments and Agencies	0.5%
Asset-Backed Securities	0.4%
U.S. Government Agency Securities	0.3%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	(0.4)%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period(1) 10/1/12 – 3/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,004.40	$3.00	0.60%
Institutional Class	$1,000	$1,005.40	$2.00	0.40%
A Class	$1,000	$1,003.20	$4.25	0.85%
C Class	$1,000	$999.70	$7.98	1.60%
R Class	$1,000	$1,002.90	$5.49	1.10%
Hypothetical
Investor Class	$1,000	$1,021.94	$3.02	0.60%
Institutional Class	$1,000	$1,022.94	$2.02	0.40%
A Class	$1,000	$1,020.69	$4.28	0.85%
C Class	$1,000	$1,016.95	$8.05	1.60%
R Class	$1,000	$1,019.45	$5.54	1.10%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

MARCH 31, 2013

	Principal Amount	Value
Corporate Bonds — 43.8%
AEROSPACE AND DEFENSE — 0.5%
Northrop Grumman Corp., 3.70%, 8/1/14	$500,000	$520,119
United Technologies Corp., 1.20%, 6/1/15	2,000,000	2,029,142
		2,549,261
AUTOMOBILES — 2.6%
American Honda Finance Corp., 1.85%, 9/19/14(1)	1,000,000	1,017,700
American Honda Finance Corp., 1.00%, 8/11/15(1)	1,000,000	1,004,165
Daimler Finance North America LLC, 6.50%, 11/15/13	970,000	1,005,962
Daimler Finance North America LLC, 1.30%, 7/31/15(1)	750,000	755,483
Daimler Finance North America LLC, 1.25%, 1/11/16(1)	1,000,000	1,004,189
Daimler Finance North America LLC, VRN, 1.48%, 6/13/13(1)	1,000,000	1,004,018
Ford Motor Credit Co. LLC, 7.00%, 10/1/13	1,000,000	1,031,617
Ford Motor Credit Co. LLC, 3.875%, 1/15/15	2,000,000	2,080,030
Ford Motor Credit Co. LLC, 2.50%, 1/15/16	1,000,000	1,020,111
Toyota Motor Credit Corp., 1.25%, 11/17/14	1,000,000	1,012,898
Toyota Motor Credit Corp., 0.875%, 7/17/15	1,000,000	1,006,902
Volkswagen International Finance NV, 1.625%, 3/22/15(1)	400,000	405,224
		12,348,299
BEVERAGES — 1.9%
Anheuser-Busch InBev Worldwide, Inc., 0.80%, 7/15/15	2,000,000	2,004,926
Coca-Cola Enterprises, Inc., 1.125%, 11/12/13	1,000,000	1,004,577
Dr Pepper Snapple Group, Inc., 6.12%, 5/1/13	1,355,000	1,361,068
PepsiCo, Inc., 0.80%, 8/25/14	1,400,000	1,408,345
PepsiCo, Inc., 0.70%, 8/13/15	1,000,000	1,002,082
SABMiller Holdings, Inc., 1.85%, 1/15/15(1)	$1,000,000	$1,016,568
SABMiller plc, 5.50%, 8/15/13(1)	1,110,000	1,130,252
		8,927,818
BIOTECHNOLOGY — 0.3%
Amgen, Inc., 1.875%, 11/15/14	1,250,000	1,275,173
BUILDING PRODUCTS — 0.1%
Masco Corp., 6.125%, 10/3/16	550,000	614,734
CAPITAL MARKETS — 0.1%
Mellon Funding Corp., 5.00%, 12/1/14	500,000	534,484
CHEMICALS — 0.9%
Ashland, Inc., 3.00%, 3/15/16(1)	1,000,000	1,020,000
Dow Chemical Co. (The), 5.90%, 2/15/15	1,070,000	1,170,035
Ecolab, Inc., 2.375%, 12/8/14	1,000,000	1,027,574
Ecolab, Inc., 1.00%, 8/9/15	330,000	331,064
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	900,000	936,000
		4,484,673
COMMERCIAL BANKS — 3.6%
Bank of Nova Scotia, 2.375%, 12/17/13	460,000	466,495
Bank of Nova Scotia, 1.85%, 1/12/15	1,000,000	1,022,552
Barclays Bank plc, 5.00%, 9/22/16	400,000	449,669
BB&T Corp., 5.70%, 4/30/14	500,000	527,944
BB&T Corp., MTN, 3.375%, 9/25/13	400,000	405,880
Capital One Financial Corp., 2.125%, 7/15/14	1,300,000	1,320,752
Capital One Financial Corp., 1.00%, 11/6/15	1,000,000	996,153
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 2.125%, 10/13/15	500,000	515,261
Fifth Third Bancorp., 6.25%, 5/1/13	640,000	642,913
HSBC Bank plc, 1.625%, 8/12/13(1)	1,000,000	1,004,809
HSBC Bank plc, 3.50%, 6/28/15(1)	500,000	529,251
JPMorgan Chase Bank N.A., 5.875%, 6/13/16	500,000	566,361

11

Principal Amount	Value
PNC Funding Corp., 3.625%, 2/8/15	$740,000	$779,497
Royal Bank of Canada, 1.45%, 10/30/14	1,300,000	1,319,946
US Bancorp., 2.00%, 6/14/13	330,000	331,212
US Bank N.A., 6.30%, 2/4/14	1,000,000	1,048,924
Wachovia Bank N.A., 5.00%, 8/15/15	1,500,000	1,642,896
Wachovia Corp., MTN, 5.70%, 8/1/13	600,000	610,620
Wells Fargo & Co., 1.50%, 7/1/15	2,500,000	2,542,712
Westpac Banking Corp., 2.10%, 8/2/13	750,000	754,627
		17,478,474
COMPUTERS AND PERIPHERALS — 0.4%
Dell, Inc., 2.30%, 9/10/15	210,000	210,489
Hewlett-Packard Co., 2.65%, 6/1/16	1,500,000	1,531,275
		1,741,764
CONSUMER FINANCE — 1.4%
American Express Credit Corp., MTN, 1.75%, 6/12/15	2,000,000	2,044,662
Credit Suisse (New York), 5.50%, 5/1/14	380,000	399,883
Credit Suisse (New York), MTN, 5.00%, 5/15/13	1,100,000	1,106,440
HSBC Finance Corp., 4.75%, 7/15/13	300,000	303,618
John Deere Capital Corp., 0.95%, 6/29/15	1,000,000	1,009,759
John Deere Capital Corp., MTN, 1.875%, 6/17/13	500,000	501,459
John Deere Capital Corp., MTN, 1.25%, 12/2/14	500,000	507,026
SLM Corp., 6.25%, 1/25/16	300,000	329,269
SLM Corp., MTN, 5.00%, 10/1/13	420,000	428,400
		6,630,516
CONTAINERS AND PACKAGING — 0.2%
Ball Corp., 7.125%, 9/1/16	1,000,000	1,061,250
DIVERSIFIED FINANCIAL SERVICES — 7.3%
Ally Financial, Inc., 4.50%, 2/11/14	1,000,000	1,023,750
Ally Financial, Inc., 8.30%, 2/12/15	210,000	233,625
Bank of America Corp., 4.50%, 4/1/15	3,260,000	3,456,030
Bank of America Corp., 3.75%, 7/12/16	1,000,000	1,064,488
Caterpillar Financial Services Corp., MTN, 1.10%, 5/29/15	1,000,000	1,011,962
Citigroup, Inc., 6.01%, 1/15/15	3,000,000	3,249,870
Citigroup, Inc., 4.75%, 5/19/15	1,800,000	1,931,812
Deutsche Bank AG (London), 4.875%, 5/20/13	535,000	538,049
Deutsche Bank AG (London), 3.875%, 8/18/14	300,000	312,499
General Electric Capital Corp., 2.10%, 1/7/14	1,000,000	1,013,297
General Electric Capital Corp., 2.15%, 1/9/15	3,500,000	3,590,745
General Electric Capital Corp., 1.00%, 12/11/15	2,000,000	2,013,762
General Electric Capital Corp., MTN, 1.875%, 9/16/13	1,000,000	1,006,160
Goldman Sachs Group, Inc. (The), 4.75%, 7/15/13	1,000,000	1,012,070
Goldman Sachs Group, Inc. (The), 5.00%, 10/1/14	1,000,000	1,059,017
Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15	400,000	427,531
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16	2,700,000	2,869,560
JPMorgan Chase & Co., 3.45%, 3/1/16	1,000,000	1,063,995
JPMorgan Chase & Co., 3.15%, 7/5/16	1,500,000	1,591,812
JPMorgan Chase & Co., MTN, 1.875%, 3/20/15	2,000,000	2,039,012
Morgan Stanley, 2.875%, 1/24/14	1,800,000	1,829,916
Morgan Stanley, 6.00%, 4/28/15	2,000,000	2,179,642
UBS AG (Stamford Branch), 2.25%, 8/12/13	355,000	356,930
		34,875,534
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.4%
AT&T, Inc., 0.80%, 12/1/15	1,000,000	998,659
Deutsche Telekom International Finance BV, 5.25%, 7/22/13	1,300,000	1,318,273
Telecom Italia Capital SA, 5.25%, 11/15/13	500,000	510,508
Telefonica Emisiones SAU, 2.58%, 4/26/13	1,000,000	1,001,610
Verizon Communications, Inc., 1.95%, 3/28/14	1,000,000	1,014,523
Verizon Communications, Inc., 1.25%, 11/3/14	1,000,000	1,012,750
Windstream Corp., 8.125%, 8/1/13	1,000,000	1,021,250
		6,877,573

12

Principal Amount	Value
ELECTRIC UTILITIES — 0.1%
AES Corp. (The), 7.75%, 3/1/14	$384,000	$405,600
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16	500,000	578,125
ENERGY EQUIPMENT AND SERVICES — 0.2%
Transocean, Inc., 5.05%, 12/15/16	800,000	889,726
FOOD AND STAPLES RETAILING — 0.6%
Dollar General Corp., 4.125%, 7/15/17	200,000	215,750
Susser Holdings LLC / Susser Finance Corp., 8.50%, 5/15/16	850,000	894,094
Walgreen Co., 1.00%, 3/13/15	1,500,000	1,503,721
		2,613,565
FOOD PRODUCTS — 1.5%
ConAgra Foods, Inc., 1.30%, 1/25/16	1,000,000	1,008,681
General Mills, Inc., 5.25%, 8/15/13	1,100,000	1,119,642
General Mills, Inc., 0.875%, 1/29/16	500,000	502,077
Kraft Foods Group, Inc., 1.625%, 6/4/15	2,000,000	2,031,898
Kraft Foods, Inc., 2.625%, 5/8/13	1,500,000	1,502,940
Mead Johnson Nutrition Co., 3.50%, 11/1/14	200,000	207,739
Tyson Foods, Inc., 6.60%, 4/1/16	750,000	862,943
		7,235,920
GAS UTILITIES — 1.5%
El Paso Pipeline Partners Operating Co. LLC, 4.10%, 11/15/15	800,000	862,592
Enterprise Products Operating LLC, 5.60%, 10/15/14	1,000,000	1,072,348
Enterprise Products Operating LLC, 1.25%, 8/13/15	670,000	675,292
Kinder Morgan Energy Partners LP, 5.00%, 12/15/13	500,000	515,623
Kinder Morgan Energy Partners LP, 3.50%, 3/1/16	1,250,000	1,336,230
TransCanada PipeLines Ltd., 0.875%, 3/2/15	1,500,000	1,507,236
Williams Partners LP, 3.80%, 2/15/15	1,300,000	1,369,594
		7,338,915
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.8%
Biomet, Inc., 6.50%, 8/1/20(1)	855,000	910,575
Covidien International Finance SA, 1.875%, 6/15/13	1,000,000	1,002,919
Covidien International Finance SA, 1.35%, 5/29/15	1,000,000	1,014,936
St. Jude Medical, Inc., 2.20%, 9/15/13	1,000,000	1,007,807
		3,936,237
HEALTH CARE PROVIDERS AND SERVICES — 1.2%
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	855,000	892,406
Express Scripts Holding Co., 2.75%, 11/21/14	750,000	772,802
Express Scripts Holding Co., 2.10%, 2/12/15	1,500,000	1,533,063
HCA, Inc., 6.75%, 7/15/13	500,000	508,438
Healthsouth Corp., 8.125%, 2/15/20	815,000	902,612
UnitedHealth Group, Inc., 0.85%, 10/15/15	1,000,000	1,003,659
Universal Health Services, Inc., 7.125%, 6/30/16	290,000	332,775
		5,945,755
HOTELS, RESTAURANTS AND LEISURE — 0.4%
Carnival Corp., 1.20%, 2/5/16	650,000	651,338
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, 11/1/17	550,000	592,625
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	650,000	732,062
		1,976,025
INDUSTRIAL CONGLOMERATES — 0.3%
General Electric Co., 0.85%, 10/9/15	1,000,000	1,003,960
Tyco Electronics Group SA, 1.60%, 2/3/15	500,000	506,156
		1,510,116
INSURANCE — 1.3%
American International Group, Inc., 3.65%, 1/15/14	1,005,000	1,028,938
Berkshire Hathaway Finance Corp., 1.50%, 1/10/14	1,000,000	1,009,262
Berkshire Hathaway, Inc., 0.80%, 2/11/16	1,000,000	1,006,334

13

Principal Amount	Value
Hartford Financial Services Group, Inc., 4.00%, 3/30/15	$410,000	$433,518
Hartford Financial Services Group, Inc., 5.50%, 10/15/16	400,000	452,998
International Lease Finance Corp., 4.875%, 4/1/15	600,000	631,500
MetLife, Inc., 2.375%, 2/6/14	500,000	508,077
Metropolitan Life Global Funding I, 1.70%, 6/29/15(1)	1,000,000	1,021,700
		6,092,327
INTERNET SOFTWARE AND SERVICES — 0.2%
eBay, Inc., 0.875%, 10/15/13	1,000,000	1,003,163
IT SERVICES — 0.7%
Computer Sciences Corp., 2.50%, 9/15/15	1,000,000	1,027,594
Fidelity National Information Services, Inc., 7.625%, 7/15/17	325,000	349,375
International Business Machines Corp., 0.875%, 10/31/14	2,000,000	2,016,760
		3,393,729
LIFE SCIENCES TOOLS AND SERVICES — 0.2%
Thermo Fisher Scientific, Inc., 2.05%, 2/21/14	1,000,000	1,012,833
MACHINERY — 0.2%
Caterpillar, Inc., 0.95%, 6/26/15	1,000,000	1,008,387
MEDIA — 2.5%
CC Holdings GS V LLC, 2.38%, 12/15/17(1)	300,000	302,408
Comcast Cable Communications LLC, 7.125%, 6/15/13	500,000	506,968
Comcast Corp., 5.30%, 1/15/14	1,560,000	1,620,080
Comcast Corp., 5.90%, 3/15/16	500,000	572,521
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14	1,500,000	1,587,358
Discovery Communications LLC, 3.70%, 6/1/15	500,000	529,992
DISH DBS Corp., 7.00%, 10/1/13	750,000	771,094
DISH DBS Corp., 7.125%, 2/1/16	500,000	558,125
Interpublic Group of Cos., Inc. (The), 6.25%, 11/15/14	410,000	440,750
Lamar Media Corp., 9.75%, 4/1/14	250,000	270,625
NBCUniversal Media LLC, 2.10%, 4/1/14	1,220,000	1,237,237
Time Warner, Inc., 3.15%, 7/15/15	1,250,000	1,317,169
Univision Communications, Inc., 6.875%, 5/15/19(1)	850,000	913,750
Viacom, Inc., 4.375%, 9/15/14	1,500,000	1,577,796
		12,205,873
METALS AND MINING — 1.2%
Anglo American Capital plc, 2.15%, 9/27/13(1)	1,000,000	1,005,635
ArcelorMittal, 4.25%, 2/25/15	1,100,000	1,137,643
Barrick Gold Corp., 1.75%, 5/30/14	1,000,000	1,011,264
FMG Resources Pty Ltd., 7.00%, 11/1/15(1)	700,000	736,750
Rio Tinto Finance USA Ltd., 5.875%, 7/15/13	1,000,000	1,014,981
Xstrata Canada Financial Corp., 2.85%, 11/10/14(1)	1,000,000	1,025,292
		5,931,565
MULTI-UTILITIES — 1.9%
Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.00%, 6/1/16(1)	800,000	843,000
CMS Energy Corp., 4.25%, 9/30/15	530,000	571,591
Commonwealth Edison Co., 1.625%, 1/15/14	980,000	988,977
Dominion Resources, Inc., 2.25%, 9/1/15	1,000,000	1,035,260
DPL, Inc., 6.50%, 10/15/16	500,000	530,000
DTE Energy Co., VRN, 0.99%, 6/3/13	960,000	960,954
Duke Energy Ohio, Inc., 2.10%, 6/15/13	250,000	250,878
FirstEnergy Solutions Corp., 4.80%, 2/15/15	425,000	458,322
NextEra Energy Capital Holdings, Inc., 1.20%, 6/1/15	1,000,000	1,008,099
Pacific Gas & Electric Co., 6.25%, 12/1/13	1,000,000	1,037,472
Sempra Energy, 2.00%, 3/15/14	1,163,000	1,177,266
		8,861,819
OFFICE ELECTRONICS — 0.1%
Xerox Corp., 5.65%, 5/15/13	500,000	502,774

14

Principal Amount	Value
OIL, GAS AND CONSUMABLE FUELS — 2.0%
Alpha Natural Resources, Inc., 6.00%, 6/1/19	$990,000	$918,225
Anadarko Petroleum Corp., 5.75%, 6/15/14	600,000	633,373
Anadarko Petroleum Corp., 5.95%, 9/15/16	400,000	460,852
Cenovus Energy, Inc., 4.50%, 9/15/14	1,300,000	1,369,373
Encana Corp., 4.75%, 10/15/13	1,000,000	1,020,684
EOG Resources, Inc., 2.95%, 6/1/15	400,000	419,700
Peabody Energy Corp., 7.375%, 11/1/16	400,000	458,000
Petrobras International Finance Co. – Pifco, 2.875%, 2/6/15	1,000,000	1,023,318
Petrohawk Energy Corp., 7.875%, 6/1/15	1,000,000	1,034,972
Phillips 66, 1.95%, 3/5/15	1,000,000	1,022,450
Plains Exploration & Production Co., 6.125%, 6/15/19	1,000,000	1,100,000
		9,460,947
PERSONAL PRODUCTS — 0.5%
Procter & Gamble Co. (The), 0.70%, 8/15/14	1,300,000	1,307,602
Procter & Gamble Co. (The), 4.85%, 12/15/15	1,000,000	1,113,048
		2,420,650
PHARMACEUTICALS — 1.6%
AbbVie, Inc., 1.20%, 11/6/15(1)	2,700,000	2,722,710
GlaxoSmithKline Capital plc, 0.75%, 5/8/15	1,000,000	1,004,979
Sanofi, 1.20%, 9/30/14	950,000	960,615
Valeant Pharmaceuticals International, 6.50%, 7/15/16(1)	1,000,000	1,048,750
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14	1,000,000	1,055,259
Zoetis, Inc., 1.15%, 2/1/16(1)	1,000,000	1,003,444
		7,795,757
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.4%
American Tower Corp., 4.625%, 4/1/15	600,000	640,121
Boston Properties LP, 5.00%, 6/1/15	900,000	979,579
ERP Operating LP, 5.20%, 4/1/13	475,000	475,000
HCP, Inc., 2.70%, 2/1/14	1,000,000	1,015,881
HCP, Inc., 3.75%, 2/1/16	600,000	640,918
Health Care REIT, Inc., 3.625%, 3/15/16	650,000	689,206
Simon Property Group LP, 5.75%, 12/1/15	1,000,000	1,117,317
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15	1,200,000	1,269,287
		6,827,309
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.1%
ProLogis LP, MTN, 6.30%, 6/1/13	400,000	403,282
ROAD AND RAIL — 0.7%
Norfolk Southern Corp., 5.26%, 9/17/14	121,000	129,024
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.50%, 7/11/14(1)	1,000,000	1,016,088
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.50%, 3/15/16(1)	620,000	635,543
Union Pacific Corp., 4.875%, 1/15/15	1,275,000	1,367,485
		3,148,140
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 0.1%
Broadcom Corp., 1.50%, 11/1/13	670,000	673,972
SOFTWARE — 0.2%
Adobe Systems, Inc., 3.25%, 2/1/15	100,000	104,397
Intuit, Inc., 5.75%, 3/15/17	200,000	229,330
Oracle Corp., 3.75%, 7/8/14	650,000	677,244
		1,010,971
SPECIALTY RETAIL — 0.5%
Home Depot, Inc. (The), 5.25%, 12/16/13	1,400,000	1,448,598
United Rentals North America, Inc., 5.75%, 7/15/18	650,000	707,688
		2,156,286
TEXTILES, APPAREL AND LUXURY GOODS — 0.1%
Hanesbrands, Inc., 8.00%, 12/15/16	350,000	380,188
TOBACCO — 0.3%
Altria Group, Inc., 4.125%, 9/11/15	800,000	863,690
Philip Morris International, Inc., 4.875%, 5/16/13	400,000	402,236
		1,265,926

15

Principal Amount	Value
WIRELESS TELECOMMUNICATION SERVICES — 0.6%
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14	$1,500,000	$1,559,006
Vodafone Group plc, 5.00%, 12/16/13	1,320,000	1,361,877
		2,920,883
TOTAL CORPORATE BONDS (Cost $207,594,310)		210,306,318
U.S. Treasury Securities — 37.8%
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15	9,826,370	10,784,441
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	2,230,514	2,407,561
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/18	5,166,287	6,029,620
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18	1,361,560	1,596,747
U.S. Treasury Notes, 0.625%, 7/15/14	14,000,000	14,078,204
U.S. Treasury Notes, 0.50%, 10/15/14	9,300,000	9,340,688
U.S. Treasury Notes, 2.125%, 11/30/14	2,000,000	2,062,970
U.S. Treasury Notes, 2.25%, 1/31/15	3,000,000	3,110,976
U.S. Treasury Notes, 2.375%, 2/28/15	2,900,000	3,017,926
U.S. Treasury Notes, 1.875%, 6/30/15	18,600,000	19,266,996
U.S. Treasury Notes, 1.75%, 7/31/15	48,900,000	50,569,495
U.S. Treasury Notes, 0.375%, 11/15/15	15,500,000	15,526,644
U.S. Treasury Notes, 1.375%, 11/30/15	21,200,000	21,791,289
U.S. Treasury Notes, 2.125%, 12/31/15	2,000,000	2,098,126
U.S. Treasury Notes, 1.50%, 6/30/16	10,700,000	11,077,849
U.S. Treasury Notes, 1.50%, 7/31/16	8,700,000	9,010,616
TOTAL U.S. TREASURY SECURITIES (Cost $181,194,133)		181,770,148
Collateralized Mortgage Obligations(2) — 7.9%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 4.8%
Banc of America Funding Corp., Series 2004-2, Class 3A1, 5.50%, 9/20/34	941,706	985,920
Banc of America Mortgage Securities, Inc., Series 2003-L, Class 2A2, VRN, 3.04%, 4/1/13	1,192,136	1,197,316
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	223,119	228,756
Banc of America Mortgage Securities, Inc., Series 2004-L, Class 2A1, VRN, 2.99%, 4/1/13	1,483,074	1,482,870
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	400,000	420,997
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.86%, 4/1/13	439,297	427,217
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.31%, 4/1/13	274,349	273,848
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-35, Class 1A3 SEQ, 5.00%, 9/25/18	176,517	181,363
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	538,413	554,212
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	411,606	426,565
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	27,364	27,408
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.81%, 4/1/13	51,357	51,629
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.36%, 4/1/13	1,120,528	1,126,848

16

Principal Amount	Value
GSR Mortgage Loan Trust, Series 2005-6F, Class 3A15, 5.50%, 7/25/35	$114,651	$115,533
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.66%, 4/1/13	1,412,363	1,458,964
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3 SEQ, 4.75%, 11/25/19	226,409	228,731
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.02%, 4/1/13	1,149,361	1,074,149
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2, VRN, 2.50%, 4/1/13(1)	1,725,000	1,754,581
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.63%, 4/1/13	998,057	1,043,290
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	307,394	324,765
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 1A14, 5.25%, 1/25/34	417,032	430,148
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34	466,600	490,544
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 4.92%, 4/1/13	433,335	448,173
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	136,541	143,293
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.75%, 4/1/13	791,590	814,349
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.68%, 4/1/13	981,645	1,012,893
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-3, Class A9 SEQ, 5.50%, 3/25/36	1,047,226	1,053,160
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A15 SEQ, 6.00%, 8/25/36	104,735	104,654
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	171,732	178,336
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 2.64%, 4/1/13	1,153,999	1,154,672
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR3, Class A1, VRN, 2.71%, 4/1/13	827,260	731,657
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 2.64%, 4/1/13	1,366,324	1,264,802
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 5.29%, 4/1/13	262,508	242,613
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	171,772	177,657
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A5, 6.00%, 7/25/37	310,722	313,615
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	1,094,146	1,176,423
		23,121,951
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 3.1%
FHLMC, Series 2430, Class QC, 5.50%, 2/15/17	111,814	115,647
FHLMC, Series 2706, Class BL SEQ, 3.50%, 11/15/18	771,544	807,843
FHLMC, Series 2899, Class HA SEQ, 4.00%, 5/15/19	296,209	304,540
FHLMC, Series 3831, Class CG, 3.00%, 10/15/18	1,135,537	1,178,109
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	600,882	639,745
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	3,373,140	3,589,585
FNMA, Series 2003-128, Class NG, 4.00%, 1/25/19	782,858	828,416
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	1,994,403	2,171,151
FNMA, Series 2004-32, Class AY SEQ, 4.00%, 5/25/19	1,873,873	1,978,167

17

Principal Amount	Value
FNMA, Series 2006-60, Class KF, VRN, 0.50%, 4/25/13	$2,544,143	$2,556,019
FNMA, Series 2011-3, Class EL, 3.00%, 5/25/20	787,828	818,153
		14,987,375
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS(Cost $36,981,893)		38,109,326
Commercial Mortgage-Backed Securities(2) — 4.7%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39	984,181	1,006,316
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42	226,017	227,955
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 4/1/13	1,100,000	1,206,371
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 4/1/13	450,000	495,622
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A3, VRN, 5.22%, 4/1/13	300,000	305,426
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AM, VRN, 5.22%, 4/1/13	725,000	797,848
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 SEQ, VRN, 4.75%, 4/1/13	771,316	787,039
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, VRN, 5.42%, 4/1/13	1,200,000	1,242,458
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 4/1/13	116,297	116,586
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class B, VRN, 5.43%, 4/1/13	452,000	469,518
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3 SEQ, 4.57%, 8/10/42	425,752	425,435
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 4/1/13	1,075,000	1,136,005
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 4/1/13	825,000	862,374
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	830,000	886,659
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	1,500,000	1,599,239
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	887,089	910,097
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.51%, 4/11/13	600,000	630,465
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A4 SEQ, 5.00%, 4/15/30	1,224,305	1,249,474
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/11/13	700,000	761,001
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 4/11/13	600,000	660,422
Morgan Stanley Capital I, Series 2003-IQ6, Class A4 SEQ, 4.97%, 12/15/41	910,342	926,408
Morgan Stanley Capital I, Series 2004-T13, Class A4 SEQ, 4.66%, 9/13/45	1,090,659	1,107,970
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42	137,781	137,763
Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class A3, VRN, 5.23%, 4/1/13	68,058	67,981
Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class A4, VRN, 5.31%, 4/1/13	1,700,000	1,768,524
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	113,035	114,559

18

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	$1,850,000	$1,953,470
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, VRN, 5.18%, 4/1/13	800,000	871,458
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES(Cost $22,712,283)		22,724,443
U.S. Government Agency Mortgage-Backed Securities(2) — 3.1%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 3.1%
FHLMC, VRN, 1.98%, 4/15/13	696,567	722,196
FHLMC, VRN, 2.08%, 4/15/13	1,477,943	1,529,373
FHLMC, VRN, 2.58%, 4/15/13	1,077,060	1,129,786
FHLMC, VRN, 2.68%, 4/15/13	1,403,358	1,475,418
FHLMC, VRN, 3.28%, 4/15/13	789,233	823,097
FHLMC, VRN, 3.57%, 4/15/13	1,079,431	1,146,381
FHLMC, VRN, 3.76%, 4/15/13	1,240,262	1,314,282
FHLMC, VRN, 4.03%, 4/15/13	606,521	646,253
FHLMC, VRN, 5.43%, 4/15/13	742,070	796,181
FHLMC, VRN, 6.14%, 4/15/13	285,552	308,946
FNMA, VRN, 2.67%, 4/25/13	19,445	20,800
FNMA, VRN, 3.06%, 4/25/13	1,492,153	1,571,287
FNMA, VRN, 3.35%, 4/25/13	1,279,711	1,349,626
FNMA, VRN, 3.35%, 4/25/13	474,420	503,816
FNMA, VRN, 3.60%, 4/25/13	612,925	654,595
FNMA, VRN, 5.43%, 4/25/13	711,720	769,121
		14,761,158
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES†
FHLMC, 5.50%, 12/1/36	17,397	18,926
FNMA, 5.00%, 7/1/20	67,879	73,306
FNMA, 5.50%, 7/1/36	14,381	15,706
		107,938
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $14,593,741)		14,869,096
Municipal Securities — 0.5%
California GO, 5.25%, 4/1/14	1,000,000	1,046,880
Illinois GO, 4.42%, 1/1/15	1,000,000	1,052,990
Irvine Ranch Water District Joint Powers Agency Rev., Series 2010, (Taxable Issue 2), 2.61%, 3/15/14(3)	400,000	408,620
TOTAL MUNICIPAL SECURITIES (Cost $2,401,183)		2,508,490
Sovereign Governments and Agencies — 0.5%
CANADA — 0.1%
Province of Ontario Canada, 1.375%, 1/27/14	408,000	411,696
MULTI-NATIONAL — 0.4%
European Investment Bank, 0.875%, 12/15/14	2,000,000	2,017,832
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $2,407,866)		2,429,528
Asset-Backed Securities(2) — 0.4%
CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A1 SEQ, 1.83%, 2/15/16	289,517	294,151
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A1 SEQ, 0.90%, 4/15/18	896,980	903,013
CNH Equipment Trust, Series 2011-B, Class A2 SEQ, 0.71%, 12/15/14	109,822	109,856
Entergy Texas Restoration Funding LLC, Series 2009-A, Class A1 SEQ, 2.12%, 2/1/16	391,610	398,038
TOTAL ASSET-BACKED SECURITIES (Cost $1,695,398)		1,705,058
U.S. Government Agency Securities — 0.3%
FHLMC, Series 1, 0.75%, 1/12/18	500,000	497,762
FHLMC, 0.875%, 3/7/18	200,000	199,942
FNMA, 0.875%, 2/8/18	510,000	509,347
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $1,205,563)		1,207,051

19

	Principal Amount/Shares	Value
Temporary Cash Investments — 1.4%
BNP Paribas Finance, Inc., 0.08%, 4/1/13(4)	$6,600,000	$6,599,897
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 2/28/14, valued at $10,399), in a joint trading account at 0.11%, dated 3/28/13, due 4/1/13 (Delivery value $10,193)		10,193
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $31,213), in a joint trading account at 0.13%, dated 3/28/13, due 4/1/13 (Delivery value $30,578)		30,578

	Shares	Value
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $10,400), in a joint trading account at 0.10%, dated 3/28/13, due 4/1/13 (Delivery value $10,193)		$10,193
SSgA U.S. Government Money Market Fund	56,501	56,501
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,707,465)		6,707,362
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $477,493,835)		482,336,820
OTHER ASSETS AND LIABILITIES — (0.4)%		(1,721,241)
TOTAL NET ASSETS — 100.0%		$480,615,579

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
132,500	AUD for USD	Westpac Group	4/26/13	$137,716	$(1,333)
1,783,613	CAD for USD	Barclays Bank plc	4/26/13	1,754,848	(35,209)
212,500	CHF for USD	UBS AG	4/26/13	223,912	(5,127)
644,002	KRW for USD	HSBC Holdings plc	4/26/13	577	(24)
2,994,100	NOK for USD	Barclays Bank plc	4/26/13	512,159	(11,599)
9,124,400	NOK for USD	Deutsche Bank	4/26/13	1,560,783	(68,894)
262,400	NZD for USD	Westpac Group	4/26/13	219,214	(286)
				$4,409,209	$(122,472)
(Value on Settlement Date $4,531,681)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
788,182	EUR for USD	HSBC Holdings plc	4/26/13	$1,010,483	$38,375
353,717	GBP for USD	Barclays Bank plc	4/26/13	537,387	23,643
31,611,100	JPY for USD	HSBC Holdings plc	4/26/13	335,859	5,726
161,891,000	JPY for USD	UBS AG	4/26/13	1,720,043	109,701
3,061,200	SEK for USD	Barclays Bank plc	4/26/13	469,520	5,291
2,729,966	SEK for USD	Deutsche Bank	4/26/13	418,716	(363)
				$4,492,008	$182,373
(Value on Settlement Date $4,674,381)

20

Credit Default Swap Agreements
Counterparty/ Reference Entity	Notional Amount	Buy/Sell Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
Barclays Bank plc/CDX North America High Yield 11 Index	$249,000	Sell*	5.00%	12/20/13	$(8,263)	$16,848	$8,585

*	The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

Notes to Schedule of Investments

AUD = Australian Dollar
CAD = Canadian Dollar
CDX = Credit Derivatives Indexes
CHF = Swiss Franc
EUR = Euro
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GBP = British Pound
GO = General Obligation
JPY = Japanese Yen
KRW = South Korea Won
MTN = Medium Term Note
NOK = Norwegian Krone
NZD = New Zealand Dollar
SEK = Swedish Krona
SEQ = Sequential Payer
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
† Category is less than 0.05% of total net assets.
(1)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $24,831,885, which represented 5.2% of total net assets.

(2)	Final maturity date indicated, unless otherwise noted.
(3)	Escrowed to maturity in U.S. government securities or state and local government securities.
(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

21

Statement of Assets and Liabilities

MARCH 31, 2013
Assets
Investment securities, at value (cost of $477,493,835)	$482,336,820
Cash	917,506
Receivable for investments sold	9,642,145
Receivable for capital shares sold	891,042
Unrealized gain on forward foreign currency exchange contracts	182,736
Swap agreements, at value (including net premiums paid (received) of $(8,263))	8,585
Interest receivable	2,740,230
496,719,064

Liabilities
Payable for investments purchased	13,234,328
Payable for capital shares redeemed	2,384,538
Unrealized loss on forward foreign currency exchange contracts	122,835
Accrued management fees	237,051
Distribution and service fees payable	53,746
Dividends payable	70,987
16,103,485

Net Assets	$480,615,579

Net Assets Consist of:
Capital paid in	$475,304,946
Undistributed net investment income	158,759
Undistributed net realized gain	232,139
Net unrealized appreciation	4,919,735
$480,615,579

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$292,484,046	27,749,264	$10.54
Institutional Class	$39,236,469	3,723,175	$10.54
A Class	$114,370,378	10,852,101	$10.54*
C Class	$32,682,123	3,100,593	$10.54
R Class	$1,842,563	174,730	$10.55
*Maximum offering price $10.78 (net asset value divided by 0.9775).

See Notes to Financial Statements.

22

Statement of Operations

YEAR ENDED MARCH 31, 2013
Investment Income (Loss)
Income:
Interest	$7,171,475

Expenses:
Management fees	2,617,611
Distribution and service fees:
A Class	326,478
C Class	372,958
R Class	7,924
Trustees’ fees and expenses	31,546
Other expenses	681
3,357,198

Net investment income (loss)	3,814,277

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	947,698
Swap agreement transactions	21,880
Foreign currency transactions	338,649
1,308,227

Change in net unrealized appreciation (depreciation) on:
Investments	1,139,330
Swap agreements	(10,145)
Translation of assets and liabilities in foreign currencies	264,790
1,393,975

Net realized and unrealized gain (loss)	2,702,202

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,516,479

See Notes to Financial Statements.

23

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2013 AND MARCH 31, 2012
Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012
Operations
Net investment income (loss)	$3,814,277	$4,789,140
Net realized gain (loss)	1,308,227	3,284,468
Change in net unrealized appreciation (depreciation)	1,393,975	618,143
Net increase (decrease) in net assets resulting from operations	6,516,479	8,691,751

Distributions to Shareholders
From net investment income:
Investor Class	(2,678,426)	(5,014,082)
Institutional Class	(413,346)	(541,610)
A Class	(1,106,457)	(2,792,597)
B Class	—	(3,430)
C Class	(48,990)	(644,653)
R Class	(9,465)	(35,819)
From net realized gains:
Investor Class	(307,452)	—
Institutional Class	(42,934)	—
A Class	(156,876)	—
C Class	(41,021)	—
R Class	(2,239)	—
Decrease in net assets from distributions	(4,807,206)	(9,032,191)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	94,557,933	(369,255)

Net increase (decrease) in net assets	96,267,206	(709,695)

Net Assets
Beginning of period	384,348,373	385,058,068
End of period	$480,615,579	$384,348,373

Undistributed (disbursements in excess of) net investment income	$158,759	$(211,239)

See Notes to Financial Statements.

24

Notes to Financial Statements

MARCH 31, 2013

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

25

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

26

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended March 31, 2013 was 0.59% for the Investor Class, A Class, C Class and R Class and 0.39% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, ACIS, and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 5% of the shares of the fund.

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4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2013 totaled $443,417,079, of which $321,067,514 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2013 totaled $342,295,384, of which $256,251,440 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2013		Year ended March 31, 2012
	Shares	Amount	Shares	Amount
Investor Class
Sold	28,298,608	$297,908,457	11,732,898	$123,619,646
Issued in reinvestment of distributions	231,125	2,434,649	409,675	4,305,915
Redeemed	(19,217,069)	(202,466,863)	(10,749,634)	(113,196,076)
	9,312,664	97,876,243	1,392,939	14,729,485
Institutional Class
Sold	2,791,242	29,370,718	2,455,750	25,859,651
Issued in reinvestment of distributions	43,219	455,378	51,491	540,853
Redeemed	(967,545)	(10,193,918)	(4,925,925)	(51,963,959)
	1,866,916	19,632,178	(2,418,684)	(25,563,455)
A Class
Sold	6,299,496	66,349,781	6,650,699	70,088,332
Issued in reinvestment of distributions	78,893	831,020	184,207	1,935,518
Redeemed	(7,984,113)	(84,107,971)	(5,323,592)	(56,097,273)
	(1,605,724)	(16,927,170)	1,511,314	15,926,577
B Class	N/A
Sold			16,011	168,864
Issued in reinvestment of distributions			198	2,088
Redeemed			(101,376)	(1,069,423)
			(85,167)	(898,471)
C Class
Sold	1,156,626	12,178,427	1,706,336	18,001,982
Issued in reinvestment of distributions	5,730	60,346	43,304	454,557
Redeemed	(1,750,737)	(18,446,577)	(2,138,224)	(22,541,152)
	(588,381)	(6,207,804)	(388,584)	(4,084,613)
R Class
Sold	123,912	1,307,399	80,320	847,875
Issued in reinvestment of distributions	1,088	11,467	3,370	35,412
Redeemed	(107,766)	(1,134,380)	(129,007)	(1,362,065)
	17,234	184,486	(45,317)	(478,778)
Net increase (decrease)	9,002,709	$94,557,933	(33,499)	$(369,255)

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Corporate Bonds	—	$210,306,318	—
U.S. Treasury Securities	—	181,770,148	—
Collateralized Mortgage Obligations	—	38,109,326	—
Commercial Mortgage-Backed Securities	—	22,724,443	—
U.S. Government Agency Mortgage-Backed Securities	—	14,869,096	—
Municipal Securities	—	2,508,490	—
Sovereign Governments and Agencies	—	2,429,528	—
Asset-Backed Securities	—	1,705,058	—
U.S. Government Agency Securities	—	1,207,051	—
Temporary Cash Investments	$56,501	6,650,861	—
Total Value of Investment Securities	$56,501	$482,280,319	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$59,901	—
Swap Agreements	—	16,848	—
Total Unrealized Gain (Loss) on Other Financial Instruments	—	$76,749	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the

29

holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of March 31, 2013
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$8,585	Swap agreements	—
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	182,736	Unrealized loss on forward foreign currency exchange contracts	$122,835
		$191,321		$122,835
Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2013
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$21,880	Change in net unrealized appreciation (depreciation) on swap agreements	$(10,145)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	365,771	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	267,732
		$387,651		$257,587

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8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$4,380,137	$7,721,153
Long-term capital gains	$427,069	$1,311,038

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$477,581,059
Gross tax appreciation of investments	$5,090,308
Gross tax depreciation of investments	(334,547)
Net tax appreciation (depreciation) of investments	$4,755,761
Net tax appreciation (depreciation) on derivatives	$16,433
Net tax appreciation (depreciation)	$4,772,194
Other book-to-tax adjustments	$(7,060)
Undistributed ordinary income	$545,499

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to inflation adjustments on Treasury inflation-protected securities. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$10.50	0.10	0.07	0.17	(0.12)	(0.01)	(0.13)	$10.54	1.61%	0.60%	0.99%	77%	$292,484
2012	$10.51	0.15	0.11	0.26	(0.27)	—	(0.27)	$10.50	2.52%	0.61%	1.48%	100%	$193,624
2011	$10.46	0.19	0.07	0.26	(0.20)	(0.01)	(0.21)	$10.51	2.48%	0.61%	1.77%	72%	$179,159
2010	$10.26	0.23	0.27	0.50	(0.24)	(0.06)	(0.30)	$10.46	4.98%	0.61%	2.25%	111%	$93,643
2009	$10.26	0.29	0.14	0.43	(0.35)	(0.08)	(0.43)	$10.26	4.29%	0.62%	2.90%	182%	$14,083
Institutional Class
2013	$10.50	0.12	0.07	0.19	(0.14)	(0.01)	(0.15)	$10.54	1.81%	0.40%	1.19%	77%	$39,236
2012	$10.51	0.18	0.10	0.28	(0.29)	—	(0.29)	$10.50	2.72%	0.41%	1.68%	100%	$19,492
2011	$10.46	0.20	0.08	0.28	(0.22)	(0.01)	(0.23)	$10.51	2.69%	0.41%	1.97%	72%	$44,932
2010	$10.26	0.25	0.27	0.52	(0.26)	(0.06)	(0.32)	$10.46	5.19%	0.41%	2.45%	111%	$1,348
2009	$10.26	0.37	0.08	0.45	(0.37)	(0.08)	(0.45)	$10.26	4.49%	0.42%	3.10%	182%	$84
A Class
2013	$10.50	0.08	0.06	0.14	(0.09)	(0.01)	(0.10)	$10.54	1.35%	0.85%	0.74%	77%	$114,370
2012	$10.51	0.13	0.11	0.24	(0.25)	—	(0.25)	$10.50	2.26%	0.86%	1.23%	100%	$130,824
2011	$10.46	0.16	0.07	0.23	(0.17)	(0.01)	(0.18)	$10.51	2.23%	0.86%	1.52%	72%	$115,063
2010	$10.26	0.21	0.27	0.48	(0.22)	(0.06)	(0.28)	$10.46	4.72%	0.86%	2.00%	111%	$99,307
2009	$10.26	0.26	0.15	0.41	(0.33)	(0.08)	(0.41)	$10.26	4.03%	0.87%	2.65%	182%	$61,314

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$10.51	—(3)	0.05	0.05	(0.01)	(0.01)	(0.02)	$10.54	0.53%	1.60%	(0.01)%	77%	$32,682
2012	$10.51	0.05	0.12	0.17	(0.17)	—	(0.17)	$10.51	1.59%	1.61%	0.48%	100%	$38,754
2011	$10.46	0.08	0.07	0.15	(0.09)	(0.01)	(0.10)	$10.51	1.47%	1.61%	0.77%	72%	$42,875
2010	$10.26	0.13	0.27	0.40	(0.14)	(0.06)	(0.20)	$10.46	3.94%	1.61%	1.25%	111%	$28,464
2009	$10.26	0.21	0.12	0.33	(0.25)	(0.08)	(0.33)	$10.26	3.25%	1.62%	1.90%	182%	$10,042
R Class
2013	$10.51	0.05	0.06	0.11	(0.06)	(0.01)	(0.07)	$10.55	1.10%	1.10%	0.49%	77%	$1,843
2012	$10.52	0.10	0.11	0.21	(0.22)	—	(0.22)	$10.51	2.01%	1.11%	0.98%	100%	$1,655
2011	$10.46	0.13	0.09	0.22	(0.15)	(0.01)	(0.16)	$10.52	2.07%	1.11%	1.27%	72%	$2,133
2010	$10.26	0.18	0.27	0.45	(0.19)	(0.06)	(0.25)	$10.46	4.46%	1.11%	1.75%	111%	$432
2009	$10.26	0.33	0.05	0.38	(0.30)	(0.08)	(0.38)	$10.26	3.77%	1.12%	2.40%	182%	$61

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

33

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust
and Shareholders of the Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short Duration Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2013

34

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None

35

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	107	None

36

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

38

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

During the fiscal year ended March 31, 2012, certain distributions paid as ordinary income were recharacterized as long-term capital gain distributions. This recharacterization was properly reflected in shareholders’ 2012 Form 1099-DIV.

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $427,069, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2013.

The fund hereby designates $123,453 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-78349   1305

ANNUAL REPORT   MARCH 31, 2013

NT Diversified Bond Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	31
Statement of Operations	32
Statement of Changes in Net Assets	33
Notes to Financial Statements	34
Financial Highlights	41
Report of Independent Registered Public Accounting Firm	42
Management	43
Additional Information	46

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2013. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for U.S. Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions, 12-month U.S. stock and bond index returns were generally positive. Aggressive central bank monetary policies helped motivate investors to take more risk and kept short-term interest rates low.

U.S. mid-cap and value stocks and high-yield bonds achieved performance leadership during the period. U.S. mid-cap and value stock indices outpaced the S&P 500 Index’s 13.96% return, and U.S. corporate high-yield and municipal high-yield benchmarks performed in that 13-14% return range as well. U.S. growth and international index returns were generally lower, but still above average—the MSCI EAFE Index, for example, returned 11.25%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.21% to 1.85% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.78%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the U.S. economic growth outlook for 2013 remains subpar compared with past recession recoveries, still vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Central Banks Set Market Tone

Market sentiment wavered between risk taking and risk aversion during the 12-month period ended March 31, 2013, with risk taking generally prevailing. Persistent concerns about weak global economic growth, combined with Europe’s ongoing financial crisis and bouts of political uncertainty in the U.S. (first from the presidential election and then from the year-end “fiscal cliff” of federal tax hikes and spending cuts), triggered risk aversion, while optimism inspired by aggressive central bank monetary policies led to risk taking.

Early in the period, slowing economic growth, still-high unemployment, and ongoing problems in Europe led to a round of risk aversion that favored U.S. Treasuries. In response to the fragile economic backdrop, the Federal Reserve (the Fed) kept its overnight interest rate target near 0% and announced its third and most aggressive quantitative easing program (QE3), which has the Fed purchasing $40 billion of mortgage-backed securities (MBS) each month until economic growth and employment improve. The Fed expanded QE3 in December to include $45 billion in monthly Treasury purchases. Meanwhile, the European Central Bank launched several programs to help the eurozone’s troubled banks, and the Bank of Japan aggressively expanded its balance sheet.

Investors Favored Risk, Feared Long-Term Inflation

Overall, widespread central bank intervention drove down yields among higher-quality bonds and ultimately sparked investments in riskier asset classes. Both high-yield and investment-grade corporate bonds were among the taxable U.S. fixed-income market’s top performers for the period, benefitting from generally favorable corporate fundamentals and investor demand for yield.

At the same time, longer-term Treasury yields tumbled and the yield curve (which shows the relationship between bond maturities and yields across the maturity spectrum) flattened. These factors, combined with strong safe-haven demand that occasionally emerged and overall sluggish economic growth, led to relative outperformance for longer-maturity Treasuries. Treasury outperformance, combined with some long-term inflation concerns triggered by central bank policies, led to relative outperformance for Treasury inflation-protected securities (TIPS).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2013
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Corporate High-Yield	13.13%	3-Month Bill	0.13%
Corporate (investment-grade)	7.47%	2-Year Note	0.48%
Treasury Inflation Protected Securities (TIPS)	5.68%	10-Year Note	6.20%
Aggregate (multi-sector)	3.78%	30-Year Bond	7.48%
Treasury	3.14%
MBS (mortgage-backed securities)	1.97%

3

Performance

Total Returns as of March 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLDX	4.41%	5.76%	6.54%	5/12/06
Barclays U.S. Aggregate Bond Index	—	3.78%	5.47%	6.04%(1)	—

(1)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*	From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.41%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

NT Diversified Bond returned 4.41% for the 12 months ended March 31, 2013. By comparison, the fund’s benchmark, the Barclays U.S. Aggregate Bond Index, returned 3.78%. See page 4 for additional performance comparisons. Fund returns reflect operating expenses, while index returns do not.

NT Diversified Bond’s absolute return reflected the positive performance of investment-grade bonds and high-yield corporate bonds during the 12-month period. The main contributors to the fund’s relative outperformance included an overweighted position in corporate bonds, which outperformed the broad bond market average, and security selection within the mortgage allocation.

Exposure to Corporate, Mortgage Securities Drove Outperformance

Treasury yields remained relatively low throughout the period, held down by the Federal Reserve’s (the Fed’s) ultra-low interest rate policy and continued quantitative easing. In this environment, we continued to underweight Treasuries in favor of non-Treasury (spread) sectors. In particular, we maintained an overweight position in investment-grade corporate credit, which contributed favorably to the fund’s performance. In addition, we held a small, non-benchmark (held in the fund but not in the benchmark) position in high-yield corporate bonds, which also boosted relative performance. Solid corporate fundamentals, combined with investor demand for yield and willingness to take on risk, helped investment-grade and high-yield corporates finish the 12-month period among the top-performing fixed-income sectors.

We also maintained an overweight position in mortgage-backed securities (MBS). Overall, MBS lagged the broad investment-grade benchmark and Treasuries during the one-year period. But, our security selections within the fund’s allocation contributed favorably to performance. In particular, we continued to overweight commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs). These securities generally outperformed traditional government agency MBS, benefitting from investor demand for yield and improving housing and commercial real estate markets. In addition, the Fed’s monthly purchases of agency MBS, as part of its quantitative easing program, provided support to the mortgage market overall.

Late in the period, we took profits within the fund’s corporate and mortgage allocations. Specifically, we sold select investment-grade corporate bonds, believing an increase in leveraged buyout (LBO) activity is becoming a growing risk to the sector. (LBOs generally favor stockholders and hurt bondholders.) In addition, investment-grade corporate spreads (the yield difference between non-Treasury and Treasury securities of comparable maturity) remained at relatively tight levels, and there appeared to be better opportunities in the high-yield sector.

Within the mortgage allocation, we sold select loan balance paper (mortgage pools with lower average loan balances and, therefore, less prepayment risk) and redeployed the proceeds in conventional mortgages. This strategy positioned the mortgage allocation a bit more defensively, given the possibility of higher rates after an extended period of low rates.

5

Inflation Outlook Prompted TIPS Overweight

We maintained a small overweight position in Treasury inflation-protected securities (TIPS) throughout the 12-month period. During the first quarter of 2013, we shifted the fund’s exposure from short-term TIPS, which had outperformed, to longer-term TIPS, which had underperformed and represented, in our view, relatively good value. Given the Fed’s open-ended quantitative easing, we believe TIPS should benefit from the market’s longer-term inflation expectations.

Outlook

“In 2013, we expect economic growth to remain subpar, with U.S. growth remaining between 1% and 3%,” says the Fixed Income Macro Strategy Team at American Century Investments. “Despite improvements in employment and housing, we believe the odds of a sustained upside breakout in growth in 2013 remain limited, given the headwinds of fiscal consolidation, higher taxes, and increased regulation.

“In the near term, we believe interest rates likely will remain in a fairly tight range. Longer term, the bias is for rates to trend higher.”

In this context, we remain committed to seeking attractive performance through diversified sources of return. The portfolio continues to invest primarily in high- and medium-grade corporate bonds and notes, government securities and securities backed by mortgages or other assets. We expect to maintain a balanced, mostly market-weighted approach to sector allocations, focusing on individual security selection in an attempt to deliver consistent performance and sound risk management.

6

Fund Characteristics

MARCH 31, 2013
Portfolio at a Glance
Average Duration (effective)	5.4 years
Weighted Average Life	6.0 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	37.3%
U.S. Government Agency Mortgage-Backed Securities	31.2%
Corporate Bonds	24.0%
Commercial Mortgage-Backed Securities	4.3%
Collateralized Mortgage Obligations	3.7%
Sovereign Governments and Agencies	2.0%
Municipal Securities	1.2%
U.S. Government Agency Securities	0.2%
Asset-Backed Securities	0.1%
Temporary Cash Investments	10.1%
Other Assets and Liabilities	(14.1)%*

* Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee.  If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period(1) 10/1/12 – 3/31/13	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,002.40	$2.00	0.40%
Hypothetical
Institutional Class	$1,000	$1,022.94	$2.02	0.40%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2013

	Principal Amount	Value
U.S. Treasury Securities — 37.3%
U.S. Treasury Bonds, 10.625%, 8/15/15	$1,580,000	$1,965,989
U.S. Treasury Bonds, 8.125%, 8/15/21	955,000	1,458,091
U.S. Treasury Bonds, 6.75%, 8/15/26	600,000	912,281
U.S. Treasury Bonds, 5.50%, 8/15/28	3,250,000	4,509,882
U.S. Treasury Bonds, 5.25%, 2/15/29	5,227,000	7,097,289
U.S. Treasury Bonds, 5.375%, 2/15/31	19,400,000	27,017,526
U.S. Treasury Bonds, 4.375%, 11/15/39	12,100,000	15,191,175
U.S. Treasury Bonds, 4.375%, 5/15/41	3,600,000	4,525,312
U.S. Treasury Bonds, 3.125%, 11/15/41	350,000	352,844
U.S. Treasury Bonds, 2.75%, 11/15/42	8,150,000	7,571,863
U.S. Treasury Bonds, 3.125%, 2/15/43	8,200,000	8,234,596
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	6,894,316	7,441,552
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	9,012,420	9,836,912
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	13,767,570	14,884,037
U.S. Treasury Notes, 3.625%, 5/15/13	30,000,000	30,132,420
U.S. Treasury Notes, 3.50%, 5/31/13	10,000,000	10,057,420
U.S. Treasury Notes, 3.375%, 6/30/13	12,000,000	12,099,372
U.S. Treasury Notes, 0.75%, 8/15/13	14,500,000	14,536,250
U.S. Treasury Notes, 0.50%, 10/15/13	23,000,000	23,052,118
U.S. Treasury Notes, 0.75%, 12/15/13	10,000,000	10,043,750
U.S. Treasury Notes, 1.25%, 3/15/14	8,000,000	8,083,440
U.S. Treasury Notes, 1.25%, 4/15/14	15,000,000	15,168,750
U.S. Treasury Notes, 0.50%, 10/15/14	25,000,000	25,109,375
U.S. Treasury Notes, 2.25%, 1/31/15	15,000,000	15,554,880
U.S. Treasury Notes, 0.25%, 7/15/15	12,000,000	11,993,436
U.S. Treasury Notes, 1.75%, 7/31/15	5,000,000	5,170,705
U.S. Treasury Notes, 0.375%, 11/15/15	39,000,000	39,067,041
U.S. Treasury Notes, 0.25%, 12/15/15	17,000,000	16,966,799
U.S. Treasury Notes, 2.125%, 12/31/15	3,993,000	4,188,909
U.S. Treasury Notes, 0.375%, 1/15/16	26,500,000	26,533,125
U.S. Treasury Notes, 0.375%, 3/15/16	5,000,000	5,004,300
U.S. Treasury Notes, 1.50%, 6/30/16	7,500,000	7,764,848
U.S. Treasury Notes, 1.50%, 7/31/16	13,000,000	13,464,139
U.S. Treasury Notes, 0.875%, 1/31/17	8,100,000	8,209,480
U.S. Treasury Notes, 0.875%, 2/28/17	4,000,000	4,053,124
U.S. Treasury Notes, 0.75%, 6/30/17	13,000,000	13,079,222
U.S. Treasury Notes, 0.50%, 7/31/17	7,000,000	6,963,362
U.S. Treasury Notes, 4.75%, 8/15/17	1,092,000	1,287,025
U.S. Treasury Notes, 0.75%, 10/31/17	20,500,000	20,568,880
U.S. Treasury Notes, 1.875%, 10/31/17	3,600,000	3,795,188
U.S. Treasury Notes, 0.75%, 12/31/17(1)	15,500,000	15,530,271
U.S. Treasury Notes, 0.875%, 1/31/18	21,900,000	22,053,979
U.S. Treasury Notes, 0.75%, 2/28/18	16,000,000	16,006,256
U.S. Treasury Notes, 2.625%, 4/30/18	8,355,000	9,126,534
U.S. Treasury Notes, 1.375%, 9/30/18	2,200,000	2,260,672
U.S. Treasury Notes, 1.375%, 11/30/18	23,500,000	24,113,209
U.S. Treasury Notes, 1.00%, 11/30/19	15,000,000	14,859,375
U.S. Treasury Notes, 2.625%, 8/15/20	650,000	710,633
U.S. Treasury Notes, 2.125%, 8/15/21	1,000,000	1,045,860
U.S. Treasury Notes, 2.00%, 2/15/22	3,400,000	3,498,280

10

Principal Amount	Value
U.S. Treasury Notes, 1.625%, 8/15/22	$2,700,000	$2,667,727
U.S. Treasury Notes, 1.625%, 11/15/22	8,420,000	8,279,226
U.S. Treasury Notes, 2.00%, 2/15/23	14,000,000	14,190,316
TOTAL U.S. TREASURY SECURITIES (Cost $589,645,676)		597,289,045
U.S. Government Agency Mortgage-Backed Securities(2) — 31.2%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 2.9%
FHLMC, VRN, 1.98%, 4/15/13	2,487,741	2,579,272
FHLMC, VRN, 2.08%, 4/15/13	4,926,477	5,097,911
FHLMC, VRN, 2.58%, 4/15/13	689,319	723,063
FHLMC, VRN, 2.91%, 4/15/13	1,477,618	1,556,515
FHLMC, VRN, 3.27%, 4/15/13	996,668	1,053,463
FHLMC, VRN, 3.28%, 4/15/13	3,472,624	3,621,627
FHLMC, VRN, 3.57%, 4/15/13	830,331	881,832
FHLMC, VRN, 3.76%, 4/15/13	738,251	782,311
FHLMC, VRN, 3.81%, 4/15/13	2,045,454	2,167,654
FHLMC, VRN, 4.03%, 4/15/13	1,617,389	1,723,343
FHLMC, VRN, 5.20%, 4/15/13	2,121,011	2,265,675
FHLMC, VRN, 5.43%, 4/15/13	1,685,245	1,808,130
FHLMC, VRN, 5.79%, 4/15/13	4,504,270	4,783,301
FHLMC, VRN, 5.97%, 4/15/13	4,490,882	4,865,811
FHLMC, VRN, 6.14%, 4/15/13	1,392,064	1,506,110
FNMA, VRN, 2.72%, 4/25/13	2,524,964	2,637,034
FNMA, VRN, 3.08%, 4/25/13	750,413	787,729
FNMA, VRN, 3.35%, 4/25/13	691,736	729,528
FNMA, VRN, 3.35%, 4/25/13	1,059,538	1,125,190
FNMA, VRN, 3.85%, 4/25/13	1,341,959	1,425,380
FNMA, VRN, 3.93%, 4/25/13	1,956,919	2,078,402
FNMA, VRN, 5.43%, 4/25/13	2,264,565	2,447,202
FNMA, VRN, 5.95%, 4/25/13	481,384	526,763
		47,173,246
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 28.3%
FHLMC, 7.00%, 11/1/13	93	94
FHLMC, 7.00%, 6/1/14	500	512
FHLMC, 6.50%, 6/1/16	4,204	4,485
FHLMC, 6.50%, 6/1/16	1,993	2,113
FHLMC, 5.00%, 4/1/19	1,655,413	1,778,586
FHLMC, 7.00%, 9/1/27	681	810
FHLMC, 6.50%, 1/1/28	1,070	1,251
FHLMC, 7.00%, 2/1/28	198	236
FHLMC, 6.50%, 3/1/29	6,355	7,454
FHLMC, 6.50%, 6/1/29	5,797	6,601
FHLMC, 7.00%, 8/1/29	680	809
FHLMC, 6.50%, 5/1/31	123	142
FHLMC, 6.50%, 5/1/31	3,172	3,675
FHLMC, 6.50%, 6/1/31	78	90
FHLMC, 6.50%, 6/1/31	90	105
FHLMC, 6.50%, 6/1/31	597	692
FHLMC, 5.50%, 12/1/33	99,249	110,980
FHLMC, 6.00%, 2/1/38	1,233,796	1,349,172
FHLMC, 5.50%, 4/1/38	718,356	778,124
FHLMC, 6.00%, 5/1/38	1,210,615	1,335,892
FHLMC, 6.00%, 8/1/38	70,793	77,678
FHLMC, 5.50%, 9/1/38	3,388,941	3,686,623
FHLMC, 4.00%, 4/1/41	7,362,353	8,092,529
FHLMC, 6.50%, 7/1/47	12,435	13,793
FNMA, 4.00%, 4/11/13(3)	38,000,000	40,523,439
FNMA, 4.50%, 4/11/13(3)	25,000,000	26,941,407
FNMA, 5.00%, 4/11/13(3)	34,000,000	36,836,882
FNMA, 5.50%, 4/11/13(3)	25,000,000	27,269,537
FNMA, 6.00%, 5/1/13	70	71
FNMA, 6.00%, 5/1/13	13	13
FNMA, 3.00%, 5/13/13(3)	13,000,000	13,375,781
FNMA, 3.50%, 5/13/13(3)	43,000,000	45,311,250
FNMA, 6.00%, 7/1/13	161	163
FNMA, 6.00%, 12/1/13	362	365
FNMA, 6.00%, 1/1/14	332	336
FNMA, 6.00%, 2/1/14	506	510
FNMA, 6.00%, 4/1/14	830	838
FNMA, 5.50%, 12/1/16	19,414	20,812
FNMA, 5.50%, 12/1/16	5,232	5,609
FNMA, 6.50%, 1/1/26	4,246	4,918
FNMA, 7.00%, 12/1/27	789	938
FNMA, 6.50%, 1/1/28	580	678
FNMA, 7.50%, 4/1/28	2,718	3,134
FNMA, 7.00%, 5/1/28	2,638	3,147
FNMA, 7.00%, 6/1/28	187	223
FNMA, 6.50%, 1/1/29	1,008	1,181

11

Principal Amount	Value
FNMA, 6.50%, 4/1/29	$2,658	$3,010
FNMA, 7.00%, 7/1/29	3,445	4,111
FNMA, 7.50%, 7/1/29	7,410	8,601
FNMA, 7.50%, 9/1/30	2,141	2,613
FNMA, 5.00%, 7/1/31	7,172,305	7,986,206
FNMA, 7.00%, 9/1/31	10,294	12,277
FNMA, 6.50%, 1/1/32	6,139	7,237
FNMA, 6.50%, 8/1/32	17,538	20,141
FNMA, 5.50%, 6/1/33	58,730	65,109
FNMA, 5.50%, 7/1/33	370,900	409,156
FNMA, 5.50%, 8/1/33	132,235	145,619
FNMA, 5.50%, 9/1/33	169,847	191,230
FNMA, 5.00%, 11/1/33	734,303	797,399
FNMA, 6.00%, 12/1/33	2,786,315	3,136,230
FNMA, 5.50%, 1/1/34	158,252	174,179
FNMA, 5.50%, 12/1/34	585,984	646,573
FNMA, 4.50%, 1/1/35	482,874	522,294
FNMA, 5.00%, 8/1/35	354,771	385,300
FNMA, 5.00%, 2/1/36	2,779,573	3,018,605
FNMA, 5.50%, 7/1/36	186,957	204,184
FNMA, 5.50%, 2/1/37	88,514	96,670
FNMA, 6.00%, 4/1/37	640,608	717,454
FNMA, 6.00%, 7/1/37	1,912,400	2,141,808
FNMA, 6.00%, 8/1/37	1,606,449	1,795,241
FNMA, 6.50%, 8/1/37	130,421	144,334
FNMA, 6.00%, 9/1/37	1,707,683	1,873,043
FNMA, 6.00%, 11/1/37	682,149	763,978
FNMA, 5.50%, 2/1/38	659,808	719,782
FNMA, 5.50%, 2/1/38	3,788,445	4,150,557
FNMA, 5.50%, 6/1/38	1,197,587	1,314,190
FNMA, 5.00%, 1/1/39	884,475	981,758
FNMA, 4.50%, 2/1/39	1,733,175	1,868,164
FNMA, 5.50%, 3/1/39	4,060,178	4,429,231
FNMA, 4.50%, 4/1/39	1,016,385	1,136,202
FNMA, 4.50%, 5/1/39	2,618,448	2,852,708
FNMA, 6.50%, 5/1/39	862,977	965,681
FNMA, 4.50%, 6/1/39	1,896,554	2,098,202
FNMA, 4.50%, 6/1/39	11,320,384	12,548,764
FNMA, 5.00%, 8/1/39	1,550,573	1,725,675
FNMA, 4.50%, 9/1/39	3,600,478	4,024,922
FNMA, 4.50%, 10/1/39	3,861,408	4,316,611
FNMA, 5.00%, 4/1/40	5,614,653	6,106,578
FNMA, 5.00%, 4/1/40	3,245,981	3,669,344
FNMA, 4.00%, 10/1/40	3,612,104	3,938,999
FNMA, 4.50%, 11/1/40	3,441,111	3,806,981
FNMA, 4.00%, 12/1/40	4,753,663	5,152,674
FNMA, 4.50%, 4/1/41	9,718,732	10,673,092
FNMA, 4.00%, 5/1/41	6,418,832	6,848,292
FNMA, 4.50%, 7/1/41	7,834,312	8,603,626
FNMA, 4.00%, 8/1/41	6,226,086	6,766,199
FNMA, 4.00%, 9/1/41	7,614,031	8,305,480
FNMA, 4.50%, 9/1/41	3,921,200	4,295,225
FNMA, 3.50%, 10/1/41	5,165,194	5,459,287
FNMA, 4.00%, 12/1/41	4,375,060	4,772,371
FNMA, 4.00%, 1/1/42	4,740,951	5,110,745
FNMA, 4.00%, 1/1/42	7,749,682	8,270,606
FNMA, 3.50%, 5/1/42	3,798,524	4,029,047
FNMA, 3.50%, 6/1/42	3,388,497	3,603,667
FNMA, 3.50%, 9/1/42	7,303,406	7,746,632
FNMA, 6.50%, 6/1/47	17,993	19,805
FNMA, 6.50%, 8/1/47	45,546	50,134
FNMA, 6.50%, 8/1/47	23,870	26,275
FNMA, 6.50%, 9/1/47	36,518	40,197
FNMA, 6.50%, 9/1/47	18,083	19,905
FNMA, 6.50%, 9/1/47	110,599	121,740
FNMA, 6.50%, 9/1/47	3,927	4,323
FNMA, 6.50%, 9/1/47	37,201	40,948
GNMA, 4.00%, 4/18/13(3)	16,000,000	17,443,125
GNMA, 7.00%, 11/15/22	2,174	2,512
GNMA, 7.00%, 4/20/26	624	753
GNMA, 7.50%, 8/15/26	1,292	1,549
GNMA, 8.00%, 8/15/26	677	818
GNMA, 7.50%, 5/15/27	1,060	1,216
GNMA, 8.00%, 6/15/27	1,451	1,531
GNMA, 7.50%, 11/15/27	231	239
GNMA, 7.00%, 2/15/28	517	617
GNMA, 7.50%, 2/15/28	460	475
GNMA, 6.50%, 3/15/28	1,556	1,825
GNMA, 7.00%, 4/15/28	266	317
GNMA, 6.50%, 5/15/28	4,205	4,729
GNMA, 7.00%, 12/15/28	842	1,005
GNMA, 7.00%, 5/15/31	6,001	7,407
GNMA, 6.00%, 7/15/33	1,822,453	2,076,115
GNMA, 4.50%, 8/15/33	2,214,645	2,435,487
GNMA, 5.00%, 3/20/36	330,288	362,812
GNMA, 5.00%, 4/20/36	744,532	816,915
GNMA, 5.00%, 5/20/36	1,072,925	1,177,233
GNMA, 5.50%, 1/15/39	1,808,258	2,049,887
GNMA, 6.00%, 1/20/39	158,043	177,990
GNMA, 6.00%, 2/20/39	889,346	1,001,599
GNMA, 4.50%, 6/15/39	6,155,257	6,834,451
GNMA, 5.50%, 9/15/39	293,040	322,399
GNMA, 5.00%, 10/15/39	3,134,314	3,472,331
GNMA, 4.50%, 1/15/40	4,076,350	4,473,922
GNMA, 4.00%, 11/20/40	8,440,478	9,201,242
GNMA, 4.00%, 12/15/40	2,866,874	3,144,266

12

Principal Amount	Value
GNMA, 4.50%, 6/15/41	$1,761,949	$1,961,875
GNMA, 4.50%, 7/20/41	4,090,550	4,508,190
GNMA, 3.50%, 6/20/42	933,970	1,000,136
GNMA, 3.50%, 7/20/42	6,119,593	6,553,128
		452,478,995
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $490,107,737)		499,652,241
Corporate Bonds — 24.0%
AEROSPACE AND DEFENSE — 0.4%
L-3 Communications Corp., 5.20%, 10/15/19	60,000	68,542
L-3 Communications Corp., 4.75%, 7/15/20	520,000	576,427
Lockheed Martin Corp., 7.65%, 5/1/16	220,000	264,037
Lockheed Martin Corp., 4.25%, 11/15/19	1,100,000	1,240,294
Northrop Grumman Corp., 3.70%, 8/1/14	170,000	176,840
Raytheon Co., 2.50%, 12/15/22	760,000	744,219
United Technologies Corp., 6.125%, 2/1/19	410,000	512,311
United Technologies Corp., 3.10%, 6/1/22	330,000	346,807
United Technologies Corp., 5.70%, 4/15/40	1,420,000	1,796,222
United Technologies Corp., 4.50%, 6/1/42	640,000	686,246
		6,411,945
AUTOMOBILES — 0.5%
American Honda Finance Corp., 2.50%, 9/21/15(4)	1,090,000	1,133,509
American Honda Finance Corp., 1.50%, 9/11/17(4)	330,000	333,265
Daimler Finance North America LLC, 1.30%, 7/31/15(4)	900,000	906,580
Daimler Finance North America LLC, 2.625%, 9/15/16(4)	950,000	991,478
Ford Motor Co., 4.75%, 1/15/43	240,000	224,946
Ford Motor Credit Co. LLC, 5.625%, 9/15/15	730,000	796,684
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	1,750,000	1,932,719
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	980,000	1,123,610
Volkswagen International Finance NV, 1.625%, 3/22/15(4)	570,000	577,444
		8,020,235
BEVERAGES — 0.7%
Anheuser-Busch InBev Finance, Inc., 4.00%, 1/17/43	250,000	245,964
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	2,270,000	2,988,124
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	900,000	1,087,629
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	1,330,000	1,310,952
Brown-Forman Corp., 3.75%, 1/15/43	240,000	233,506
Coca-Cola Co. (The), 1.80%, 9/1/16	770,000	796,754
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16	410,000	432,649
PepsiCo, Inc., 4.875%, 11/1/40	410,000	462,621
PepsiCo, Inc., 3.60%, 8/13/42	800,000	737,954
Pernod-Ricard SA, 2.95%, 1/15/17(4)	810,000	851,807
SABMiller Holdings, Inc., 2.45%, 1/15/17(4)	1,000,000	1,042,312
SABMiller Holdings, Inc., 3.75%, 1/15/22(4)	1,050,000	1,126,739
SABMiller plc, 5.50%, 8/15/13(4)	250,000	254,561
United Technologies Corp., 6.05%, 6/1/36	230,000	296,889
		11,868,461
BIOTECHNOLOGY — 0.4%
Amgen, Inc., 2.125%, 5/15/17	1,240,000	1,282,386
Amgen, Inc., 5.85%, 6/1/17	400,000	473,123
Amgen, Inc., 4.10%, 6/15/21	810,000	898,288
Amgen, Inc., 3.625%, 5/15/22	540,000	578,054
Amgen, Inc., 6.40%, 2/1/39	240,000	299,633
Amgen, Inc., 5.375%, 5/15/43	500,000	559,338
Celgene Corp., 3.25%, 8/15/22	480,000	486,779
Gilead Sciences, Inc., 4.40%, 12/1/21	1,070,000	1,207,338
		5,784,939

13

Principal Amount	Value
CAPITAL MARKETS — 0.2%
Ameriprise Financial, Inc., 5.30%, 3/15/20	$350,000	$417,205
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	1,830,000	2,187,721
Jefferies Group LLC, 5.125%, 1/20/23	180,000	191,081
Jefferies Group, Inc., 5.125%, 4/13/18	510,000	558,450
		3,354,457
CHEMICALS — 0.6%
Ashland, Inc., 4.75%, 8/15/22(4)	600,000	612,000
Ashland, Inc., 4.75%, 8/15/22(4)	400,000	407,000
CF Industries, Inc., 6.875%, 5/1/18	1,110,000	1,331,992
Dow Chemical Co. (The), 5.90%, 2/15/15	540,000	590,485
Dow Chemical Co. (The), 2.50%, 2/15/16	890,000	927,602
Dow Chemical Co. (The), 4.25%, 11/15/20	480,000	529,162
Eastman Chemical Co., 2.40%, 6/1/17	810,000	841,956
Eastman Chemical Co., 3.60%, 8/15/22	1,370,000	1,426,804
Ecolab, Inc., 3.00%, 12/8/16	450,000	478,806
Ecolab, Inc., 4.35%, 12/8/21	2,030,000	2,245,357
EI du Pont de Nemours & Co., 4.15%, 2/15/43	260,000	265,654
		9,656,818
COMMERCIAL BANKS — 1.6%
Bank of America N.A., 5.30%, 3/15/17	1,500,000	1,682,838
Bank of Nova Scotia, 2.55%, 1/12/17	900,000	944,023
BB&T Corp., 5.70%, 4/30/14	250,000	263,972
BB&T Corp., 3.20%, 3/15/16	390,000	415,056
Capital One Financial Corp., 2.15%, 3/23/15	700,000	714,700
Capital One Financial Corp., 1.00%, 11/6/15	450,000	448,269
Capital One Financial Corp., 4.75%, 7/15/21	710,000	803,004
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	1,270,000	1,343,089
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/9/22	480,000	484,589
Fifth Third Bancorp, 6.25%, 5/1/13	720,000	723,277
HSBC Bank plc, 3.50%, 6/28/15(4)	880,000	931,482
ING Bank NV, 2.00%, 9/25/15(4)	420,000	426,977
Intesa Sanpaolo SpA, 3.875%, 1/16/18	440,000	426,100
JPMorgan Chase Bank N.A., 5.875%, 6/13/16	2,070,000	2,344,732
KFW, 4.125%, 10/15/14	690,000	729,676
KFW, 2.00%, 6/1/16	2,920,000	3,051,689
Northern Trust Co. (The), 6.50%, 8/15/18	430,000	536,177
PNC Funding Corp., 3.625%, 2/8/15	420,000	442,418
PNC Funding Corp., 4.375%, 8/11/20	230,000	260,374
Royal Bank of Scotland plc (The), 4.375%, 3/16/16	800,000	871,371
SunTrust Bank, 7.25%, 3/15/18	100,000	124,304
SunTrust Banks, Inc., 3.60%, 4/15/16	196,000	210,055
Toronto-Dominion Bank (The), 2.50%, 7/14/16	460,000	482,576
Toronto-Dominion Bank (The), 2.375%, 10/19/16	1,160,000	1,214,743
U.S. Bancorp., 3.44%, 2/1/16	450,000	479,311
U.S. Bancorp., MTN, 3.00%, 3/15/22	650,000	671,776
U.S. Bancorp., MTN, 2.95%, 7/15/22	290,000	289,408
Wachovia Bank N.A., 4.80%, 11/1/14	228,000	242,451
Wachovia Bank N.A., 5.00%, 8/15/15	250,000	273,816
Wachovia Bank N.A., 5.85%, 2/1/37	380,000	461,829
Wells Fargo & Co., 1.50%, 7/1/15	300,000	305,126
Wells Fargo & Co., 3.68%, 6/15/16	560,000	606,050
Wells Fargo & Co., 2.10%, 5/8/17	1,020,000	1,053,278
Wells Fargo & Co., 5.625%, 12/11/17	190,000	225,070
Wells Fargo & Co., 4.60%, 4/1/21	380,000	434,983
Wells Fargo & Co., MTN, 3.50%, 3/8/22	390,000	410,960
		25,329,549

14

Principal Amount	Value
COMMERCIAL SERVICES AND SUPPLIES — 0.3%
Corrections Corp. of America, 7.75%, 6/1/17	$550,000	$577,858
Republic Services, Inc., 3.80%, 5/15/18	270,000	297,391
Republic Services, Inc., 3.55%, 6/1/22	1,130,000	1,184,511
Waste Management, Inc., 2.60%, 9/1/16	860,000	902,299
Waste Management, Inc., 4.75%, 6/30/20	830,000	944,426
Waste Management, Inc., 6.125%, 11/30/39	280,000	346,988
		4,253,473
COMMUNICATIONS EQUIPMENT — 0.1%
Cisco Systems, Inc., 5.90%, 2/15/39	300,000	377,538
Crown Castle International Corp., 5.25%, 1/15/23	440,000	449,350
		826,888
COMPUTERS AND PERIPHERALS — 0.1%
Dell, Inc., 2.30%, 9/10/15	480,000	481,118
Dell, Inc., 3.10%, 4/1/16	180,000	181,406
Hewlett-Packard Co., 2.60%, 9/15/17	1,380,000	1,392,738
		2,055,262
CONSTRUCTION MATERIALS†
Owens Corning, 4.20%, 12/15/22	600,000	615,271
CONSUMER FINANCE — 0.5%
American Express Centurion Bank, 6.00%, 9/13/17	1,450,000	1,733,658
American Express Credit Corp., MTN, 2.75%, 9/15/15	330,000	345,326
American Express Credit Corp., MTN, 2.375%, 3/24/17	1,470,000	1,539,185
Credit Suisse (New York), 5.50%, 5/1/14	590,000	620,870
Equifax, Inc., 3.30%, 12/15/22	800,000	789,178
HSBC Bank USA N.A., 5.875%, 11/1/34	420,000	489,338
HSBC Finance Corp., 4.75%, 7/15/13	200,000	202,412
John Deere Capital Corp., MTN, 3.15%, 10/15/21	370,000	391,149
PNC Bank N.A., 6.00%, 12/7/17	860,000	1,025,158
SLM Corp., 6.25%, 1/25/16	470,000	515,855
SLM Corp., MTN, 5.00%, 10/1/13	640,000	652,800
		8,304,929
CONTAINERS AND PACKAGING — 0.1%
Ball Corp., 7.125%, 9/1/16	730,000	774,712
Ball Corp., 6.75%, 9/15/20	840,000	930,300
		1,705,012
DIVERSIFIED CONSUMER SERVICES — 0.1%
Catholic Health Initiatives, 1.60%, 11/1/17	225,000	228,004
Catholic Health Initiatives, 2.95%, 11/1/22	440,000	445,651
Johns Hopkins University, 4.08%, 7/1/53	260,000	269,953
		943,608
DIVERSIFIED FINANCIAL SERVICES — 3.9%
Bank of America Corp., 4.50%, 4/1/15	1,560,000	1,653,806
Bank of America Corp., 3.75%, 7/12/16	960,000	1,021,908
Bank of America Corp., 6.50%, 8/1/16	1,050,000	1,210,297
Bank of America Corp., 5.75%, 12/1/17	1,790,000	2,073,430
Bank of America Corp., 5.625%, 7/1/20	2,020,000	2,362,142
Bank of America Corp., 5.70%, 1/24/22	1,100,000	1,291,581
Bank of America Corp., 5.875%, 2/7/42	490,000	585,300
Citigroup, Inc., 6.01%, 1/15/15	1,470,000	1,592,436
Citigroup, Inc., 4.75%, 5/19/15	210,000	225,378
Citigroup, Inc., 4.45%, 1/10/17	1,250,000	1,377,856
Citigroup, Inc., 5.50%, 2/15/17	770,000	857,317
Citigroup, Inc., 6.125%, 11/21/17	3,560,000	4,215,307
Citigroup, Inc., 4.50%, 1/14/22	1,020,000	1,136,879
Citigroup, Inc., 4.05%, 7/30/22	400,000	414,300
Deutsche Bank AG (London), 3.875%, 8/18/14	490,000	510,415
General Electric Capital Corp., 3.75%, 11/14/14	1,500,000	1,575,742
General Electric Capital Corp., 2.25%, 11/9/15	710,000	734,741
General Electric Capital Corp., 5.625%, 9/15/17	250,000	293,405
General Electric Capital Corp., 2.10%, 12/11/19	200,000	203,763
General Electric Capital Corp., 4.375%, 9/16/20	4,890,000	5,472,815

15

Principal Amount	Value
General Electric Capital Corp., MTN, 4.65%, 10/17/21	$2,880,000	$3,232,135
General Electric Capital Corp., MTN, 5.875%, 1/14/38	350,000	410,141
Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15	840,000	897,814
Goldman Sachs Group, Inc. (The), 3.70%, 8/1/15	520,000	549,859
Goldman Sachs Group, Inc. (The), 5.95%, 1/18/18	2,850,000	3,327,760
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18	550,000	558,381
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20	1,640,000	1,872,188
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	2,640,000	3,076,968
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	700,000	787,980
HSBC Holdings plc, 5.10%, 4/5/21	1,130,000	1,308,654
HSBC Holdings plc, 4.00%, 3/30/22	1,420,000	1,531,763
JPMorgan Chase & Co., 6.00%, 1/15/18	1,900,000	2,261,226
JPMorgan Chase & Co., 4.25%, 10/15/20	2,310,000	2,540,173
JPMorgan Chase & Co., 4.625%, 5/10/21	360,000	403,305
JPMorgan Chase & Co., 3.25%, 9/23/22	680,000	680,822
Morgan Stanley, 6.00%, 4/28/15	1,000,000	1,089,821
Morgan Stanley, 4.75%, 3/22/17	1,830,000	2,021,109
Morgan Stanley, 6.625%, 4/1/18	1,470,000	1,759,916
Morgan Stanley, 5.625%, 9/23/19	1,160,000	1,336,435
Morgan Stanley, 5.75%, 1/25/21	800,000	926,487
Morgan Stanley, 4.875%, 11/1/22	240,000	255,091
Morgan Stanley, 3.75%, 2/25/23	540,000	547,352
Royal Bank of Scotland Group plc, 6.125%, 12/15/22	560,000	581,707
Syngenta Finance NV, 3.125%, 3/28/22	510,000	526,985
UBS AG (Stamford Branch), 5.875%, 12/20/17	1,541,000	1,830,443
		63,123,333
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.9%
AT&T, Inc., 5.10%, 9/15/14	100,000	106,380
AT&T, Inc., 3.875%, 8/15/21	1,780,000	1,929,404
AT&T, Inc., 2.625%, 12/1/22	1,520,000	1,471,851
AT&T, Inc., 6.55%, 2/15/39	1,240,000	1,539,356
AT&T, Inc., 4.30%, 12/15/42(4)	950,000	890,306
British Telecommunications plc, 5.95%, 1/15/18	1,070,000	1,277,447
CenturyLink, Inc., Series Q, 6.15%, 9/15/19	620,000	658,426
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(4)	1,540,000	1,579,703
France Telecom SA, 4.375%, 7/8/14	540,000	563,726
Telecom Italia Capital SA, 7.00%, 6/4/18	525,000	595,362
Telefonica Emisiones SAU, 5.88%, 7/15/19	400,000	441,273
Telefonica Emisiones SAU, 5.46%, 2/16/21	580,000	626,011
Verizon Communications, Inc., 6.10%, 4/15/18	395,000	477,438
Verizon Communications, Inc., 3.50%, 11/1/21	500,000	521,663
Verizon Communications, Inc., 7.35%, 4/1/39	500,000	674,958
Verizon Communications, Inc., 4.75%, 11/1/41	400,000	398,496
Windstream Corp., 7.875%, 11/1/17	230,000	263,925
		14,015,725
ELECTRIC UTILITIES†
AES Corp. (The), 8.00%, 10/15/17	570,000	673,312
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16	690,000	797,812
Jabil Circuit, Inc., 5.625%, 12/15/20	190,000	202,350
		1,000,162
ENERGY EQUIPMENT AND SERVICES — 0.2%
Ensco plc, 3.25%, 3/15/16	540,000	575,621
Ensco plc, 4.70%, 3/15/21	650,000	727,388
Pride International, Inc., 6.875%, 8/15/20	100,000	125,625
Transocean, Inc., 5.05%, 12/15/16	280,000	311,404

16

Principal Amount	Value
Transocean, Inc., 2.50%, 10/15/17	$1,040,000	$1,054,736
Transocean, Inc., 6.50%, 11/15/20	300,000	347,423
Transocean, Inc., 6.375%, 12/15/21	230,000	268,406
Weatherford International Ltd., 9.625%, 3/1/19	400,000	523,287
		3,933,890
FOOD AND STAPLES RETAILING — 0.4%
CVS Caremark Corp., 2.75%, 12/1/22	1,845,000	1,824,089
Kroger Co. (The), 6.40%, 8/15/17	530,000	633,900
Safeway, Inc., 4.75%, 12/1/21	660,000	712,193
Wal-Mart Stores, Inc., 5.875%, 4/5/27	235,000	310,053
Wal-Mart Stores, Inc., 5.625%, 4/1/40	410,000	513,541
Wal-Mart Stores, Inc., 4.875%, 7/8/40	970,000	1,097,145
Wal-Mart Stores, Inc., 5.625%, 4/15/41	710,000	893,025
Walgreen Co., 1.80%, 9/15/17	430,000	435,903
		6,419,849
FOOD PRODUCTS — 0.4%
General Mills, Inc., 4.15%, 2/15/43	300,000	302,323
Kellogg Co., 4.45%, 5/30/16	320,000	352,384
Kraft Foods Group, Inc., 6.125%, 8/23/18	414,000	504,369
Kraft Foods Group, Inc., 5.00%, 6/4/42	930,000	1,002,839
Mead Johnson Nutrition Co., 3.50%, 11/1/14	395,000	410,285
Mead Johnson Nutrition Co., 5.90%, 11/1/39	270,000	321,456
Mondelez International, Inc., 6.125%, 2/1/18	146,000	175,368
Mondelez International, Inc., 6.50%, 2/9/40	1,490,000	1,944,900
Tyson Foods, Inc., 6.60%, 4/1/16	300,000	345,177
Tyson Foods, Inc., 4.50%, 6/15/22	330,000	360,731
		5,719,832
GAS UTILITIES — 1.0%
Access Midstream Partners LP / ACMP Finance Corp., 4.875%, 5/15/23	300,000	296,625
El Paso Corp., 7.25%, 6/1/18	710,000	818,536
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	660,000	803,433
Enbridge Energy Partners LP, 6.50%, 4/15/18	540,000	645,139
Enbridge Energy Partners LP, 5.20%, 3/15/20	220,000	248,463
Energy Transfer Partners LP, 5.20%, 2/1/22	340,000	382,642
Energy Transfer Partners LP, 6.50%, 2/1/42	420,000	482,298
Enterprise Products Operating LLC, 3.70%, 6/1/15	420,000	444,821
Enterprise Products Operating LLC, 6.30%, 9/15/17	520,000	625,809
Enterprise Products Operating LLC, 7.03%, 1/15/18	400,000	464,479
Enterprise Products Operating LLC, 5.20%, 9/1/20	780,000	916,747
Enterprise Products Operating LLC, 4.45%, 2/15/43	410,000	396,556
Enterprise Products Operating LLC, 4.85%, 3/15/44	200,000	205,354
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	210,000	263,906
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	550,000	644,899
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	660,000	703,092
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	1,260,000	1,528,160
Magellan Midstream Partners LP, 6.55%, 7/15/19	640,000	790,248
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15	400,000	429,789
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	650,000	688,301

17

Principal Amount	Value
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	$1,070,000	$1,061,614
TransCanada PipeLines Ltd., 2.50%, 8/1/22	880,000	860,214
Williams Cos., Inc. (The), 3.70%, 1/15/23	630,000	627,140
Williams Partners LP, 4.125%, 11/15/20	1,050,000	1,135,446
		15,463,711
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.1%
Medtronic, Inc., 2.75%, 4/1/23	900,000	899,604
HEALTH CARE PROVIDERS AND SERVICES — 0.6%
Aetna, Inc., 2.75%, 11/15/22	670,000	657,459
Express Scripts Holding Co., 2.65%, 2/15/17	2,650,000	2,779,341
Express Scripts, Inc., 7.25%, 6/15/19	1,490,000	1,903,925
HCA, Inc., 7.875%, 2/15/20	920,000	1,018,900
NYU Hospitals Center, 4.43%, 7/1/42	400,000	391,342
UnitedHealth Group, Inc., 4.25%, 3/15/43	700,000	692,466
Universal Health Services, Inc., 7.125%, 6/30/16	630,000	722,925
WellPoint, Inc., 3.125%, 5/15/22	630,000	635,977
WellPoint, Inc., 3.30%, 1/15/23	280,000	284,540
WellPoint, Inc., 5.80%, 8/15/40	210,000	246,652
		9,333,527
HOTELS, RESTAURANTS AND LEISURE — 0.1%
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	920,000	936,100
Wyndham Worldwide Corp., 2.95%, 3/1/17	600,000	618,216
		1,554,316
HOUSEHOLD DURABLES — 0.1%
D.R. Horton, Inc., 3.625%, 2/15/18	500,000	506,250
Mohawk Industries, Inc., 3.85%, 2/1/23	520,000	531,613
Toll Brothers Finance Corp., 6.75%, 11/1/19	465,000	545,120
		1,582,983
INDUSTRIAL CONGLOMERATES — 0.2%
Bombardier, Inc., 5.75%, 3/15/22(4)	360,000	371,250
General Electric Co., 5.25%, 12/6/17	900,000	1,055,808
General Electric Co., 2.70%, 10/9/22	590,000	591,724
General Electric Co., 4.125%, 10/9/42	850,000	857,399
		2,876,181
INSURANCE — 1.2%
Allstate Corp. (The), 7.45%, 5/16/19	510,000	671,739
Allstate Corp. (The), 5.20%, 1/15/42	420,000	486,334
American International Group, Inc., 3.65%, 1/15/14	230,000	235,478
American International Group, Inc., 5.85%, 1/16/18	1,410,000	1,654,783
American International Group, Inc., 6.40%, 12/15/20	1,130,000	1,402,439
American International Group, Inc., 4.875%, 6/1/22	1,990,000	2,257,012
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21	655,000	738,312
Berkshire Hathaway, Inc., 3.75%, 8/15/21	190,000	206,703
Berkshire Hathaway, Inc., 3.00%, 5/15/22	430,000	439,481
Berkshire Hathaway, Inc., 4.50%, 2/11/43	490,000	496,930
Genworth Financial, Inc., 7.20%, 2/15/21	230,000	268,362
Hartford Financial Services Group, Inc., 5.50%, 10/15/16	430,000	486,973
Hartford Financial Services Group, Inc., 5.125%, 4/15/22	300,000	346,902
Hartford Financial Services Group, Inc., 5.95%, 10/15/36	280,000	328,443
ING U.S., Inc., 5.50%, 7/15/22(4)	710,000	787,506
International Lease Finance Corp., 4.875%, 4/1/15	200,000	210,500
International Lease Finance Corp., 5.75%, 5/15/16	320,000	347,230
Liberty Mutual Group, Inc., 4.95%, 5/1/22(4)	240,000	263,821
Liberty Mutual Group, Inc., 6.50%, 5/1/42(4)	330,000	377,910
Lincoln National Corp., 6.25%, 2/15/20	780,000	945,656
Markel Corp., 4.90%, 7/1/22	1,100,000	1,224,631
MetLife, Inc., 6.75%, 6/1/16	520,000	611,803
MetLife, Inc., 1.76%, 12/15/17	470,000	476,522

18

Principal Amount	Value
MetLife, Inc., 4.125%, 8/13/42	$450,000	$423,750
Metropolitan Life Global Funding I, 3.00%, 1/10/23(4)	1,120,000	1,125,167
Principal Financial Group, Inc., 3.30%, 9/15/22	330,000	336,317
Prudential Financial, Inc., 7.375%, 6/15/19	660,000	848,954
Prudential Financial, Inc., 5.375%, 6/21/20	730,000	862,746
Prudential Financial, Inc., 5.625%, 5/12/41	760,000	869,785
Prudential Financial, Inc., MTN, 5.70%, 12/14/36	170,000	195,619
		19,927,808
INTERNET SOFTWARE AND SERVICES†
IAC/InterActiveCorp, 4.75%, 12/15/22(4)	370,000	363,525
IT SERVICES — 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22	550,000	586,437
International Business Machines Corp., 1.95%, 7/22/16	1,750,000	1,816,857
		2,403,294
LIFE SCIENCES TOOLS AND SERVICES†
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	330,000	342,192
MACHINERY — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	1,090,000	1,119,691
Deere & Co., 5.375%, 10/16/29	530,000	658,201
		1,777,892
MEDIA — 1.8%
CBS Corp., 4.85%, 7/1/42	530,000	518,290
CC Holdings GS V LLC, 2.38%, 12/15/17(4)	830,000	836,662
CC Holdings GS V LLC, 3.85%, 4/15/23(4)	650,000	656,695
Comcast Corp., 5.90%, 3/15/16	1,000,000	1,145,042
Comcast Corp., 3.125%, 7/15/22	1,720,000	1,764,665
Comcast Corp., 6.50%, 11/15/35	30,000	38,388
Comcast Corp., 6.40%, 5/15/38	350,000	442,374
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14	560,000	592,614
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21	1,700,000	1,895,349
Discovery Communications LLC, 5.625%, 8/15/19	640,000	760,337
DISH DBS Corp., 7.00%, 10/1/13	200,000	205,625
DISH DBS Corp., 7.125%, 2/1/16	1,040,000	1,160,900
DISH DBS Corp., 4.625%, 7/15/17	500,000	521,250
DISH DBS Corp., 6.75%, 6/1/21	430,000	479,988
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17	550,000	591,250
Lamar Media Corp., 9.75%, 4/1/14	420,000	454,650
NBCUniversal Media LLC, 5.15%, 4/30/20	670,000	795,694
NBCUniversal Media LLC, 4.375%, 4/1/21	2,430,000	2,740,469
NBCUniversal Media LLC, 2.875%, 1/15/23	860,000	854,893
News America, Inc., 3.00%, 9/15/22	1,290,000	1,278,967
News America, Inc., 6.90%, 8/15/39	710,000	908,352
Omnicom Group, Inc., 3.625%, 5/1/22	240,000	245,976
Qwest Corp., 7.50%, 10/1/14	120,000	130,843
SBA Telecommunications, Inc., 8.25%, 8/15/19	260,000	287,950
Time Warner Cable, Inc., 6.75%, 7/1/18	640,000	788,820
Time Warner Cable, Inc., 4.50%, 9/15/42	1,440,000	1,316,357
Time Warner, Inc., 3.15%, 7/15/15	540,000	569,017
Time Warner, Inc., 4.875%, 3/15/20	1,490,000	1,708,830
Time Warner, Inc., 3.40%, 6/15/22	330,000	341,205
Time Warner, Inc., 7.70%, 5/1/32	440,000	602,055
Time Warner, Inc., 4.90%, 6/15/42	650,000	656,629
Viacom, Inc., 4.375%, 9/15/14	640,000	673,193
Viacom, Inc., 4.50%, 3/1/21	1,140,000	1,263,415
Viacom, Inc., 3.125%, 6/15/22	60,000	60,237

19

Principal Amount	Value
Virgin Media Secured Finance plc, 6.50%, 1/15/18	$900,000	$963,000
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	710,000	704,216
		28,954,197
METALS AND MINING — 0.7%
Alcoa, Inc., 5.40%, 4/15/21	540,000	560,465
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20	320,000	339,388
ArcelorMittal, 5.75%, 8/5/20	455,000	481,003
Barrick North America Finance LLC, 4.40%, 5/30/21	670,000	717,113
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	500,000	529,547
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23(4)	690,000	693,887
Newmont Mining Corp., 3.50%, 3/15/22	1,270,000	1,281,900
Newmont Mining Corp., 6.25%, 10/1/39	290,000	334,726
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20	240,000	253,501
Southern Copper Corp., 5.25%, 11/8/42	340,000	324,152
Teck Resources Ltd., 5.375%, 10/1/15	210,000	230,822
Teck Resources Ltd., 3.15%, 1/15/17	460,000	479,688
Vale Overseas Ltd., 5.625%, 9/15/19	1,205,000	1,365,487
Vale Overseas Ltd., 4.625%, 9/15/20	1,320,000	1,405,448
Xstrata Canada Financial Corp., 2.85%, 11/10/14(4)	1,000,000	1,025,292
Xstrata Canada Financial Corp., 4.95%, 11/15/21(4)	650,000	700,747
		10,723,166
MULTI-UTILITIES — 1.2%
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	300,000	280,543
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17	455,000	516,137
CMS Energy Corp., 4.25%, 9/30/15	290,000	312,757
CMS Energy Corp., 8.75%, 6/15/19	890,000	1,206,248
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	520,000	516,009
Constellation Energy Group, Inc., 5.15%, 12/1/20	750,000	858,226
Consumers Energy Co., 2.85%, 5/15/22	230,000	238,331
Dominion Resources, Inc., 6.40%, 6/15/18	810,000	1,002,316
Dominion Resources, Inc., 2.75%, 9/15/22	540,000	541,113
Dominion Resources, Inc., 4.90%, 8/1/41	1,560,000	1,727,658
DPL, Inc., 6.50%, 10/15/16	830,000	879,800
Duke Energy Carolinas LLC, Series C, 7.00%, 11/15/18	400,000	518,822
Duke Energy Corp., 3.95%, 9/15/14	260,000	272,087
Duke Energy Corp., 1.625%, 8/15/17	500,000	505,171
Duke Energy Corp., 3.55%, 9/15/21	1,250,000	1,332,219
Edison International, 3.75%, 9/15/17	390,000	425,524
Exelon Generation Co. LLC, 5.20%, 10/1/19	330,000	374,217
Florida Power Corp., 6.35%, 9/15/37	263,000	349,187
Florida Power Corp., 3.85%, 11/15/42	1,010,000	967,897
Georgia Power Co., 4.30%, 3/15/42	410,000	413,798
Ipalco Enterprises, Inc., 5.00%, 5/1/18	210,000	227,850
Niagara Mohawk Power Corp., 4.88%, 8/15/19(4)	200,000	232,255
Nisource Finance Corp., 4.45%, 12/1/21	310,000	342,104
Nisource Finance Corp., 5.25%, 2/15/43	290,000	305,511
Northern States Power Co., 3.40%, 8/15/42	320,000	292,474
Pacific Gas & Electric Co., 5.80%, 3/1/37	991,000	1,214,368
Pacific Gas & Electric Co., 4.45%, 4/15/42	250,000	262,846
PacifiCorp, 6.00%, 1/15/39	570,000	747,454
Progress Energy, Inc., 3.15%, 4/1/22	320,000	326,931
Public Service Company of Colorado, 4.75%, 8/15/41	190,000	215,644
San Diego Gas & Electric Co., 3.00%, 8/15/21	390,000	414,485
Sempra Energy, 6.50%, 6/1/16	660,000	769,831
Sempra Energy, 9.80%, 2/15/19	130,000	183,042
Sempra Energy, 2.875%, 10/1/22	600,000	599,999

20

Principal Amount	Value
Southern California Edison Co., 5.625%, 2/1/36	$179,000	$222,449
Southern Power Co., 5.15%, 9/15/41	190,000	213,193
Xcel Energy, Inc., 4.80%, 9/15/41	190,000	212,417
		20,020,913
MULTILINE RETAIL†
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	166,000	193,043
Target Corp., 4.00%, 7/1/42	350,000	342,648
		535,691
OFFICE ELECTRONICS†
Xerox Corp., 5.65%, 5/15/13	190,000	191,054
OIL, GAS AND CONSUMABLE FUELS — 1.8%
Anadarko Petroleum Corp., 5.95%, 9/15/16	780,000	898,661
Anadarko Petroleum Corp., 6.45%, 9/15/36	350,000	432,220
Apache Corp., 2.625%, 1/15/23	1,580,000	1,541,165
Apache Corp., 4.75%, 4/15/43	320,000	329,069
BP Capital Markets plc, 3.20%, 3/11/16	560,000	597,003
BP Capital Markets plc, 2.25%, 11/1/16	810,000	843,519
BP Capital Markets plc, 4.50%, 10/1/20	360,000	412,236
Cenovus Energy, Inc., 4.50%, 9/15/14	560,000	589,884
ConocoPhillips, 5.75%, 2/1/19	710,000	870,209
ConocoPhillips Holding Co., 6.95%, 4/15/29	598,000	810,959
Denbury Resources, Inc., 4.625%, 7/15/23	650,000	628,062
Devon Energy Corp., 1.875%, 5/15/17	330,000	333,660
Devon Energy Corp., 5.60%, 7/15/41	800,000	878,753
EOG Resources, Inc., 5.625%, 6/1/19	390,000	474,838
FMC Technologies, Inc., 2.00%, 10/1/17	360,000	362,784
Hess Corp., 6.00%, 1/15/40	230,000	258,432
Marathon Petroleum Corp., 3.50%, 3/1/16	670,000	716,418
Newfield Exploration Co., 6.875%, 2/1/20	585,000	630,337
Nexen, Inc., 6.20%, 7/30/19	500,000	625,180
Noble Energy, Inc., 4.15%, 12/15/21	1,070,000	1,179,290
Occidental Petroleum Corp., 2.70%, 2/15/23	340,000	341,291
Peabody Energy Corp., 7.375%, 11/1/16	270,000	309,150
Pemex Project Funding Master Trust, 6.625%, 6/15/35	850,000	1,022,125
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20	1,310,000	1,450,087
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	1,660,000	1,800,463
Petroleos Mexicanos, 6.00%, 3/5/20	480,000	568,800
Petroleos Mexicanos, 4.875%, 1/24/22	670,000	743,700
Petroleos Mexicanos, 3.50%, 1/30/23(4)	330,000	330,000
Petroleos Mexicanos, 6.50%, 6/2/41	320,000	378,400
Petroleos Mexicanos, 5.50%, 6/27/44(4)	440,000	454,960
Phillips 66, 4.30%, 4/1/22	1,381,000	1,519,891
Pioneer Natural Resources Co., 3.95%, 7/15/22	970,000	1,015,418
Shell International Finance BV, 2.375%, 8/21/22	1,800,000	1,790,966
Shell International Finance BV, 3.625%, 8/21/42	730,000	710,764
Statoil ASA, 2.45%, 1/17/23	1,060,000	1,045,834
Talisman Energy, Inc., 7.75%, 6/1/19	830,000	1,053,970
Tesoro Corp., 5.375%, 10/1/22	230,000	240,925
		28,189,423
PAPER AND FOREST PRODUCTS — 0.3%
Domtar Corp., 4.40%, 4/1/22	750,000	750,275
Georgia-Pacific LLC, 5.40%, 11/1/20(4)	2,210,000	2,620,549
International Paper Co., 6.00%, 11/15/41	710,000	830,413
		4,201,237
PERSONAL PRODUCTS — 0.1%
Avon Products, Inc., 4.60%, 3/15/20	270,000	281,101
Procter & Gamble Co. (The), 1.45%, 8/15/16	600,000	615,229
		896,330

21

Principal Amount	Value
PHARMACEUTICALS — 0.8%
AbbVie, Inc., 1.20%, 11/6/15(4)	$330,000	$332,776
AbbVie, Inc., 1.75%, 11/6/17(4)	1,670,000	1,692,914
AbbVie, Inc., 4.40%, 11/6/42(4)	300,000	304,279
Actavis, Inc., 4.625%, 10/1/42	300,000	304,379
Bristol-Myers Squibb Co., 3.25%, 8/1/42	400,000	352,624
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	1,000,000	1,022,979
Merck & Co., Inc., 2.40%, 9/15/22	1,030,000	1,025,241
Merck & Co., Inc., 3.60%, 9/15/42	560,000	534,126
Mylan, Inc. 3.125%, 1/15/23(4)	610,000	602,363
Roche Holdings, Inc., 6.00%, 3/1/19(4)	1,545,000	1,924,964
Roche Holdings, Inc., 7.00%, 3/1/39(4)	690,000	1,006,927
Sanofi, 4.00%, 3/29/21	436,000	486,270
Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	160,000	161,192
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14	2,236,000	2,359,559
		12,110,593
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.0%
American Tower Corp., 4.50%, 1/15/18	280,000	308,410
American Tower Corp., 4.70%, 3/15/22	1,400,000	1,525,301
Boston Properties LP, 5.00%, 6/1/15	300,000	326,526
BRE Properties, Inc., 3.375%, 1/15/23	700,000	697,087
Developers Diversified Realty Corp., 4.75%, 4/15/18	1,180,000	1,306,594
Digital Realty Trust LP, 4.50%, 7/15/15	270,000	287,036
Essex Portfolio LP, 3.625%, 8/15/22(4)	710,000	707,186
HCP, Inc., 3.75%, 2/1/16	990,000	1,057,514
Health Care REIT, Inc., 2.25%, 3/15/18	900,000	909,650
Health Care REIT, Inc., 3.75%, 3/15/23	1,090,000	1,100,005
Host Hotels & Resorts LP, 6.00%, 10/1/21	290,000	336,763
Kilroy Realty LP, 3.80%, 1/15/23	1,150,000	1,181,037
Reckson Operating Partnership LP, 6.00%, 3/31/16	500,000	548,276
Reckson Operating Partnership LP, 7.75%, 3/15/20	540,000	664,190
Simon Property Group LP, 5.10%, 6/15/15	200,000	218,849
Simon Property Group LP, 5.75%, 12/1/15	990,000	1,106,144
UDR, Inc., 4.25%, 6/1/18	450,000	495,457
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15	790,000	835,614
Ventas Realty LP/Ventas Capital Corp., 4.00%, 4/30/19	640,000	699,735
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	320,000	356,434
Ventas Realty LP/Ventas Capital Corp., 3.25%, 8/15/22	520,000	518,982
WEA Finance LLC, 4.625%, 5/10/21(4)	460,000	514,280
		15,701,070
REAL ESTATE MANAGEMENT AND DEVELOPMENT†
ProLogis LP, 6.625%, 12/1/19	590,000	715,456
ROAD AND RAIL — 0.5%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	1,484,000	1,606,847
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	200,000	217,579
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	575,000	622,259
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	1,190,000	1,210,813
CSX Corp., 4.25%, 6/1/21	400,000	450,904
Norfolk Southern Corp., 5.75%, 4/1/18	700,000	840,026
Norfolk Southern Corp., 3.25%, 12/1/21	606,000	634,418
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.50%, 3/15/16(4)	670,000	686,797
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18(4)	270,000	275,789
Union Pacific Corp., 4.75%, 9/15/41	1,190,000	1,304,516
		7,849,948

22

Principal Amount	Value
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT†
Intel Corp., 1.35%, 12/15/17	$760,000	$763,802
SOFTWARE — 0.2%
Intuit, Inc., 5.75%, 3/15/17	1,000,000	1,146,652
Oracle Corp., 2.50%, 10/15/22	1,735,000	1,708,153
		2,854,805
SPECIALTY RETAIL — 0.2%
Home Depot, Inc. (The), 5.95%, 4/1/41	1,660,000	2,121,344
Staples, Inc., 4.375%, 1/12/23	690,000	698,040
United Rentals North America, Inc., 5.75%, 7/15/18	400,000	435,500
		3,254,884
TEXTILES, APPAREL AND LUXURY GOODS — 0.1%
Gap, Inc. (The), 5.95%, 4/12/21	320,000	366,606
Hanesbrands, Inc., 6.375%, 12/15/20	450,000	492,188
L Brands, Inc., 6.90%, 7/15/17	450,000	519,187
PVH Corp., 4.50%, 12/15/22	420,000	416,850
		1,794,831
WIRELESS TELECOMMUNICATION SERVICES — 0.3%
Alltel Corp., 7.875%, 7/1/32	90,000	132,675
America Movil SAB de CV, 5.00%, 3/30/20	370,000	418,209
America Movil SAB de CV, 3.125%, 7/16/22	1,730,000	1,702,069
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14	1,290,000	1,340,745
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	520,000	693,153
Vodafone Group plc, 5.625%, 2/27/17	870,000	1,009,384
Vodafone Group plc, 2.50%, 9/26/22	320,000	309,326
		5,605,561
TOTAL CORPORATE BONDS (Cost $364,925,241)		384,904,944
Commercial Mortgage-Backed Securities(2) — 4.3%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39	1,476,271	1,509,474
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 4/1/13	600,000	658,021
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 4/1/13	1,125,000	1,239,056
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(4)	4,000,000	4,069,914
BB-UBS Trust, Series 2012-SHOW, Class A, 3.43%, 11/5/36(4)	2,300,000	2,331,614
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR3, Class A4 SEQ, 4.72%, 2/11/41	443,688	451,698
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A2 SEQ, 2.16%, 10/15/21	960,000	996,362
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A3, VRN, 5.22%, 4/1/13	740,000	753,384
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AM, VRN, 5.22%, 4/1/13	1,611,000	1,772,873
Commercial Mortgage Trust, Series 2004-GG1, Class A7 SEQ, VRN, 5.32%, 4/1/13	1,608,651	1,654,803
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, VRN, 5.42%, 4/1/13	3,100,000	3,209,684
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 4/1/13	218,057	218,598
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3 SEQ, 4.57%, 8/10/42	922,462	921,775
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 4/1/13	800,000	845,399
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VRN, 4.86%, 4/1/13	800,000	851,600

23

Principal Amount	Value
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 4/1/13	$2,400,000	$2,508,724
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	3,055,000	3,263,545
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	4,865,000	5,186,866
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(4)	2,000,000	2,118,739
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	2,217,721	2,275,242
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A3 SEQ, 3.97%, 3/15/29	985,738	993,898
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36	4,400,000	4,519,277
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.51%, 4/11/13	1,150,000	1,208,391
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 4/11/13	500,000	535,504
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A4 SEQ, 5.00%, 4/15/30	2,381,954	2,430,921
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 SEQ, 4.74%, 7/15/30	1,475,000	1,576,410
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/11/13	3,225,000	3,506,043
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 4/11/13	1,775,000	1,953,750
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4 SEQ, 2.86%, 11/15/45	1,900,000	1,936,897
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, 2/15/46	1,000,000	1,017,931
Morgan Stanley Capital I, Series 2004-T13, Class A4 SEQ, 4.66%, 9/13/45	3,172,827	3,223,184
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42	616,095	616,015
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	2,720,664	2,863,661
Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class A4, VRN, 5.31%, 4/1/13	4,925,000	5,123,517
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	226,071	229,118
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, VRN, 5.18%, 4/1/13	900,000	980,391
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $69,328,645)		69,552,279
Collateralized Mortgage Obligations(2) — 3.7%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 3.1%
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	457,920	359,290
Banc of America Mortgage Securities, Inc., Series 2003-L, Class 2A2, VRN, 3.04%, 4/1/13	1,610,994	1,617,994
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	446,239	457,511
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	800,000	841,995
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.86%, 4/1/13	1,098,242	1,068,043
Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36	43,128	43,999

24

Principal Amount	Value
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	$540,119	$564,623
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.31%, 4/1/13	1,028,808	1,026,931
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	429,247	444,847
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	74,891	75,012
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35	269,525	276,474
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.81%, 4/1/13	256,787	258,143
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.36%, 4/1/13	1,867,547	1,878,080
GSR Mortgage Loan Trust, Series 2005-6F, Class 3A15, 5.50%, 7/25/35	198,034	199,557
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.66%, 4/1/13	3,766,301	3,890,571
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3 SEQ, 4.75%, 11/25/19	214,492	216,692
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.05%, 4/1/13	1,469,389	1,457,560
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.02%, 4/1/13	989,727	924,962
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.92%, 4/1/13	1,554,078	1,521,956
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2, VRN, 2.50%, 4/1/13(4)	4,250,000	4,322,881
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.63%, 4/1/13	1,996,114	2,086,580
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	215,176	227,336
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.87%, 4/1/13	$869,441	$921,625
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/13	1,099,804	1,129,040
Wamu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	366,710	389,232
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 4.92%, 4/1/13	325,001	336,129
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-K, Class 2A6, VRN, 4.73%, 4/1/13	1,564,025	1,611,562
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	1,215,181	1,266,125
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	327,698	343,903
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 1A11, 5.50%, 10/25/35	923,345	985,251
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.33%, 4/1/13	745,406	752,176
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.68%, 4/1/13	4,487,519	4,630,370
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.66%, 4/1/13	1,668,224	1,676,839
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	2,044,430	2,123,050
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	2,888,682	2,993,956
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	668,188	667,391

25

Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-3, Class A9 SEQ, 5.50%, 3/25/36	$284,846	$286,459
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	959,569	1,002,054
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	929,098	952,980
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	1,641,219	1,764,635
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	511,603	529,130
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.04%, 4/1/13	597,207	611,110
		48,734,054
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.6%
FHLMC, Series 2684, Class FP, VRN, 0.70%, 4/15/13	2,299,116	2,305,768
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	426,096	475,515
FHLMC, Series 3397, Class GF, VRN, 0.70%, 4/15/13	5,871,410	5,935,849
FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19	1,318	1,503
FNMA, Series 2006-43, Class FM, VRN, 0.50%, 4/25/13	780,868	782,863
FNMA, Series 2007-36, Class FB, VRN, 0.60%, 4/25/13	575,741	581,829
		10,083,327
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $57,308,028)		58,817,381
Sovereign Governments And Agencies — 2.0%
BRAZIL — 0.4%
Brazilian Government International Bond, 5.875%, 1/15/19	2,020,000	2,439,150
Brazilian Government International Bond, 4.875%, 1/22/21	2,620,000	3,052,300
Brazilian Government International Bond, 5.625%, 1/7/41	390,000	458,250
		5,949,700
CANADA — 0.1%
Hydro-Quebec, 8.40%, 1/15/22	29,000	41,497
Province of Ontario Canada, 5.45%, 4/27/16	550,000	630,257
Province of Ontario Canada, 1.60%, 9/21/16	720,000	741,511
		1,413,265
CHILE — 0.1%
Chile Government International Bond, 3.25%, 9/14/21	920,000	970,140
Chile Government International Bond, 3.625%, 10/30/42	600,000	557,400
		1,527,540
COLOMBIA — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21	1,170,000	1,311,570
ITALY†
Italy Government International Bond, 6.875%, 9/27/23	400,000	465,056
MEXICO — 0.4%
Mexico Government International Bond, 5.625%, 1/15/17	300,000	346,500
Mexico Government International Bond, 5.95%, 3/19/19	1,450,000	1,761,750
Mexico Government International Bond, 5.125%, 1/15/20	1,820,000	2,140,320
Mexico Government International Bond, 6.05%, 1/11/40	650,000	807,625
Mexico Government International Bond, MTN, 4.75%, 3/8/44	1,030,000	1,071,200
		6,127,395
PERU — 0.1%
Peruvian Government International Bond, 6.55%, 3/14/37	730,000	992,800
Peruvian Government International Bond, 5.625%, 11/18/50	650,000	780,650
		1,773,450

26

Principal Amount	Value
POLAND — 0.1%
Poland Government International Bond, 3.875%, 7/16/15	$170,000	$180,702
Poland Government International Bond, 5.125%, 4/21/21	450,000	520,875
Poland Government International Bond, 3.00%, 3/17/23	550,000	534,050
		1,235,627
SOUTH KOREA — 0.1%
Export-Import Bank of Korea, 3.75%, 10/20/16	750,000	813,827
Korea Development Bank (The), 3.25%, 3/9/16	540,000	572,651
Korea Development Bank (The), 4.00%, 9/9/16	710,000	775,230
		2,161,708
UNITED KINGDOM — 0.6%
United Kingdom Gilt, 4.50%, 12/7/42 GBP	4,895,000	9,445,709
URUGUAY†
Uruguay Government International Bond, 4.125%, 11/20/45	$340,000	316,200
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $30,225,339)		31,727,220
Municipal Securities — 1.2%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47	195,000	223,189
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50	360,000	484,456
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40	380,000	518,871
California GO, (Building Bonds), 6.65%, 3/1/22	240,000	303,835
California GO, (Building Bonds), 7.55%, 4/1/39	300,000	435,222
California GO, (Building Bonds), 7.30%, 10/1/39	510,000	713,719
California GO, (Building Bonds), 7.60%, 11/1/40	95,000	139,285
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	1,093,000	1,083,808
Irvine Ranch Water District Joint Powers Agency Rev., Series 2010, (Taxable Issue 2), 2.61%, 3/15/14(5)	1,900,000	1,940,945
Kansas State Department of Transportation Highway Rev., Series 2010A, (Building Bonds), 4.60%, 9/1/35	230,000	261,250
Los Angeles Community College District GO, (Building Bonds), 6.75%, 8/1/49	400,000	575,236
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36	560,000	777,806
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	70,000	86,778
Maryland State Transportation Authority Rev., (Building Bonds), 5.75%, 7/1/41	275,000	343,701
Metropolitan Transportation Authority Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40	305,000	400,550
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	470,000	623,690
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	555,000	675,402
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	450,000	660,154
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	530,000	757,084
New York City Municipal Water Finance Authority Rev., (Building Bonds), 5.95%, 6/15/42	325,000	437,161
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37	335,000	443,547
Ohio State University (The) Rev., (Building Bonds), 4.91%, 6/1/40	45,000	52,025
Ohio State University (The) Rev., Series 2011 A, 4.80%, 6/1/11	655,000	702,684
Ohio Water Development Authority Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34	390,000	450,489

27

	Principal Amount	Value
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	$200,000	$257,536
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49	420,000	504,042
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	400,000	444,884
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	1,680,000	1,688,383
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	715,000	888,724
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	375,000	461,816
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	350,000	405,405
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39	250,000	328,010
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	440,000	550,352
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	420,000	514,916
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40	630,000	756,176
TOTAL MUNICIPAL SECURITIES (Cost $17,036,259)		19,891,131
U.S. Government Agency Securities — 0.2%
FHLMC, 2.375%, 1/13/22	1,600,000	1,669,773
FNMA, 6.625%, 11/15/30	600,000	897,149
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $2,496,648)		2,566,922
	Principal Amount/ Shares	Value
Asset-Backed Securities(2) — 0.1%
CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A1 SEQ, 1.83%, 2/15/16	$638,934	$649,160
CNH Equipment Trust, Series 2011-B, Class A2 SEQ, 0.71%, 12/15/14	270,893	270,979
TOTAL ASSET-BACKED SECURITIES (Cost $909,802)		920,139
Temporary Cash Investments — 10.1%
BNP Paribas Finance, Inc., 0.08%, 4/1/13(6)	60,000,000	59,999,064
Liberty Street Funding LLC, 0.10%, 4/1/13(4)(6)	40,000,000	39,999,156
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 2/28/14, valued at $496,500), in a joint trading account at 0.11%, dated 3/28/13, due 4/1/13 (Delivery value $486,673)		486,667
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $1,490,306), in a joint trading account at 0.13%, dated 3/28/13, due 4/1/13 (Delivery value $1,460,022)		1,460,001
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $496,586), in a joint trading account at 0.10%, dated 3/28/13, due 4/1/13 (Delivery value $486,672)		486,667
SSgA U.S. Government Money Market Fund	3,139,361	3,139,361
U.S. Treasury Bills, 0.08%, 4/18/13(6)	$20,411,400	20,411,053
U.S. Treasury Bills,0.07%, 5/30/13(6)	20,000,000	19,997,960
U.S. Treasury Bills, 0.09%, 6/27/13(6)	10,000,000	9,998,250
U.S. Treasury Bills, 0.15%, 8/22/13(6)	5,000,000	4,998,310
TOTAL TEMPORARY CASH INVESTMENTS (Cost $160,976,219)		160,976,489
TOTAL INVESTMENT SECURITIES — 114.1% (Cost $1,782,959,594)		1,826,297,791
OTHER ASSETS AND LIABILITIES(7) — (14.1)%		(226,318,614)
TOTAL NET ASSETS — 100.0%		$1,599,979,177

28

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
395,900	AUD for USD	Westpac Group	4/26/13	$411,484	$(3,982)
5,335,195	CAD for USD	Barclays Bank plc	4/26/13	5,249,153	(105,319)
635,500	CHF for USD	UBS AG	4/26/13	669,630	(15,331)
6,072,735	GBP for USD	Deutsche Bank	4/26/13	9,226,052	165,956
5,139,401	KRW for USD	HSBC Holdings plc	4/26/13	4,609	(189)
13,301,500	NOK for USD	Barclays Bank plc	4/26/13	2,275,301	(51,530)
27,285,200	NOK for USD	Deutsche Bank	4/26/13	4,667,296	(206,018)
784,800	NZD for USD	Westpac Group	4/26/13	655,636	(856)
				$23,159,161	$(217,269)
(Value on Settlement Date $23,376,430)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
2,357,458	EUR for USD	HSBC Holdings plc	4/26/13	$3,022,361	$114,779
11,874,739	GBP for USD	Barclays Bank plc	4/26/13	18,040,793	793,731
1,630,383	GBP for USD	HSBC Holdings plc	4/26/13	2,476,973	(8,344)
116,265,800	JPY for USD	Barclays Bank plc	4/26/13	1,235,289	47,191
487,191,200	JPY for USD	UBS AG	4/26/13	5,176,259	330,132
11,229,900	SEK for USD	Barclays Bank plc	4/26/13	1,722,418	19,408
8,162,249	SEK for USD	Deutsche Bank	4/26/13	1,251,908	(1,085)
				$32,926,001	$1,295,812
(Value on Settlement Date $34,221,813)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
173	U.S. Treasury 30-Year Bonds	June 2013	$24,993,094	$99,644

Credit Default Swap Agreements
Counterparty/ Reference Entity	Notional Amount	Buy/Sell Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
Bank of America, N.A./CDX North America Investment Grade 15 Index	$7,500,000	Sell*	1.00%	12/20/15	$29,868	$88,170	$118,038

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

29

Notes to Schedule of Investments

AUD = Australian Dollar
CAD = Canadian Dollar
CDX = Credit Derivatives Indexes
CHF = Swiss Franc
EUR = Euro
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GBP = British Pound
GNMA = Government National Mortgage Association
GO = General Obligation
JPY= Japanese Yen
KRW = South Korea Won
MTN= Medium Term Note
NOK = Norwegian Krone
NZD= New Zealand Dollar
SEK= Swedish Krona
SEQ= Sequential Payer
USD= United States Dollar
VRN= Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†	Category is less than 0.05% of total net assets.
(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $551,074.

(2)	Final maturity date indicated, unless otherwise noted.
(3)	Forward commitment. Settlement date is indicated.
(4)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $83,795,968, which represented 5.2% of total net assets.

(5)	Escrowed to maturity in U.S. government securities or state and local government securities.
(6)	The rate indicated is the yield to maturity at purchase.
(7)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

30

Statement of Assets and Liabilities

MARCH 31, 2013
Assets
Investment securities, at value (cost of $1,782,959,594)	$1,826,297,791
Cash	1,060,085
Receivable for investments sold	61,611,484
Unrealized gain on forward foreign currency exchange contracts	1,471,197
Swap agreements, at value (including net premiums paid (received) of $29,868)	118,038
Interest receivable	8,697,522
1,899,256,117

Liabilities
Payable for investments purchased	293,811,045
Payable for capital shares redeemed	4,528,004
Payable for variation margin on futures contracts	16,219
Unrealized loss on forward foreign currency exchange contracts	392,654
Accrued management fees	529,018
299,276,940

Net Assets	$1,599,979,177

Institutional Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	145,494,550

Net Asset Value Per Share	$11.00

Net Assets Consist of:
Capital paid in	$1,552,270,650
Disbursements in excess of net investment income	(996,747)
Undistributed net realized gain	4,103,457
Net unrealized appreciation	44,601,817
$1,599,979,177

See Notes to Financial Statements.

31

Statement of Operations

YEAR ENDED MARCH 31, 2013
Investment Income (Loss)
Income:
Interest	$31,965,740

Expenses:
Management fees	5,173,647
Trustees’ fees and expenses	62,057
Other expenses	5,663
5,241,367

Net investment income (loss)	26,724,373

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	16,437,800
Futures contract transactions	84,966
Swap agreement transactions	65,063
Foreign currency transactions	1,407,299
17,995,128

Change in net unrealized appreciation (depreciation) on:
Investments	8,011,703
Futures contracts	99,644
Swap agreements	58,118
Translation of assets and liabilities in foreign currencies	1,136,909
9,306,374

Net realized and unrealized gain (loss)	27,301,502

Net Increase (Decrease) in Net Assets Resulting from Operations	$54,025,875

See Notes to Financial Statements.

32

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2013 AND MARCH 31, 2012
Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012
Operations
Net investment income (loss)	$26,724,373	$26,972,678
Net realized gain (loss)	17,995,128	20,584,267
Change in net unrealized appreciation (depreciation)	9,306,374	24,025,857
Net increase (decrease) in net assets resulting from operations	54,025,875	71,582,802

Distributions to Shareholders
From net investment income	(30,666,732)	(31,634,967)
From net realized gains	(15,061,200)	(11,879,916)
Decrease in net assets from distributions	(45,727,932)	(43,514,883)

Capital Share Transactions
Proceeds from shares sold	582,094,081	417,441,431
Proceeds from reinvestment of distributions	45,727,932	43,514,883
Payments for shares redeemed	(192,909,578)	(159,840,824)
Net increase (decrease) in net assets from capital share transactions	434,912,435	301,115,490

Net increase (decrease) in net assets	443,210,378	329,183,409

Net Assets
Beginning of period	1,156,768,799	827,585,390
End of period	$1,599,979,177	$1,156,768,799

Disbursements in excess of net investment income	$(996,747)	$(2,500)

Transactions in Shares of the Fund
Sold	52,577,858	38,338,556
Issued in reinvestment of distributions	4,113,528	4,011,937
Redeemed	(17,254,647)	(14,601,538)
Net increase (decrease) in shares of the fund	39,436,739	27,748,955

See Notes to Financial Statements.

33

Notes to Financial Statements

MARCH 31, 2013

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. NT Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities. The fund is not permitted to invest in securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

34

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable.  The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

35

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100% and the rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the year ended March 31, 2013 was 0.39%.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2013 totaled $2,495,083,901, of which $2,199,000,280 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2013 totaled $2,046,513,559, of which $1,842,586,095 represented U.S. Treasury and Government Agency obligations.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

36

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities	—	$ 597,289,045	—
U.S. Government Agency Mortgage-Backed Securities	—	499,652,241	—
Corporate Bonds	—	384,904,944	—
Commercial Mortgage-Backed Securities	—	69,552,279	—
Collateralized Mortgage Obligations	—	58,817,381	—
Sovereign Governments and Agencies	—	31,727,220	—
Municipal Securities	—	19,891,131	—
U.S. Government Agency Securities	—	2,566,922	—
Asset-Backed Securities	—	920,139	—
Temporary Cash Investments	$3,139,361	157,837,128	—
Total Value of Investment Securities	$3,139,361	$1,823,158,430	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,078,543	—
Futures Contracts	$99,644	—	—
Swap Agreements	—	88,170	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$99,644	$1,166,713	—

6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.  The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

37

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased interest rate risk derivative instruments during the last three months of the period. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during that time.

Value of Derivative Instruments as of March 31, 2013

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$ 118,038	Swap agreements	—
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	1,471,197	Unrealized loss on forward foreign currency exchange contracts	$392,654
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	16,219
		$1,589,235		$408,873

*	Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

38

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2013

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$65,063	Change in net unrealized appreciation (depreciation) on swap agreements	$58,118
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	1,282,060	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	1,148,230
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	84,966	Change in net unrealized appreciation (depreciation) on futures contracts	99,644
		$1,432,089		$1,305,992

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$38,930,716	$38,530,780
Long-term capital gains	$6,797,216	$4,984,103

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

39

As of March 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,783,851,387
Gross tax appreciation of investments	$45,357,361
Gross tax depreciation of investments	(2,910,957)
Net tax appreciation (depreciation) of investments	$42,446,404
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$82,932
Net tax appreciation (depreciation)	$42,529,336
Other book-to-tax adjustments	$(347,943)
Undistributed ordinary income	$2,119,350
Accumulated long-term gains	$3,407,784

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

40

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2013	$10.91	0.23	0.25	0.48	(0.26)	(0.13)	(0.39)	$11.00	4.41%	0.40%	0.40%	2.04%	2.04%	154%	$1,599,979
2012	$10.57	0.31	0.54	0.85	(0.37)	(0.14)	(0.51)	$10.91	8.16%	0.41%	0.41%	2.89%	2.89%	109%	$1,156,769
2011	$10.51	0.35	0.18	0.53	(0.37)	(0.10)	(0.47)	$10.57	5.00%	0.39%	0.40%	3.24%	3.23%	77%	$827,585
2010	$10.12	0.37	0.43	0.80	(0.38)	(0.03)	(0.41)	$10.51	7.99%	0.38%	0.41%	3.53%	3.50%	104%	$527,888
2009	$10.56	0.43	(0.10)	0.33	(0.47)	(0.30)	(0.77)	$10.12	3.36%	0.42%	0.42%	4.17%	4.17%	299%	$253,411

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

41

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and
Shareholders of the NT Diversified Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Diversified Bond Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2013

42

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None

43

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	107	None

44

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S.Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

45

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount. .

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

46

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $6,797,216, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2013.

The fund hereby designates $8,328,441 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-78355   1305

ANNUAL REPORT   MARCH 31, 2013

Prime Money Market Fund

President’s Letter	2
Market Perspective	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24
Management	25
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2013. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for U.S. Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions, 12-month U.S. stock and bond index returns were generally positive. Aggressive central bank monetary policies helped motivate investors to take more risk and kept short-term interest rates low.

U.S. mid-cap and value stocks and high-yield bonds achieved performance leadership during the period. U.S. mid-cap and value stock indices outpaced the S&P 500 Index’s 13.96% return, and U.S. corporate high-yield and municipal high-yield benchmarks performed in that 13-14% return range as well. U.S. growth and international index returns were generally lower, but still above average—the MSCI EAFE Index, for example, returned 11.25%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.21% to 1.85% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.78%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the U.S. economic growth outlook for 2013 remains subpar compared with past recession recoveries, still vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Central Banks Set Market Tone

Market sentiment wavered between risk taking and risk aversion during the 12-month period ended March 31, 2013, with risk taking generally prevailing. Persistent concerns about weak global economic growth, combined with Europe’s ongoing financial crisis and bouts of political uncertainty in the U.S. (first from the presidential election and then from the year-end “fiscal cliff” of federal tax hikes and spending cuts), triggered risk aversion, while optimism inspired by aggressive central bank monetary policies led to risk taking.

Early in the period, slowing economic growth, still-high unemployment, and ongoing problems in Europe led to a round of risk aversion that favored U.S. Treasuries. In response to the fragile economic backdrop, the Federal Reserve (the Fed) kept its overnight interest rate target near 0% and announced its third and most aggressive quantitative easing program (QE3), which has the Fed purchasing $40 billion of mortgage-backed securities (MBS) each month until economic growth and employment improve. The Fed expanded QE3 in December to include $45 billion in monthly Treasury purchases. Meanwhile, the European Central Bank launched several programs to help the eurozone’s troubled banks, and the Bank of Japan aggressively expanded its balance sheet.

Investors Favored Risk, Feared Long-Term Inflation

Overall, widespread central bank intervention drove down yields among higher-quality bonds and ultimately sparked investments in riskier asset classes. Both high-yield and investment-grade corporate bonds were among the taxable U.S. fixed-income market’s top performers for the period, benefitting from generally favorable corporate fundamentals and investor demand for yield.

At the same time, longer-term Treasury yields tumbled and the yield curve (which shows the relationship between bond maturities and yields across the maturity spectrum) flattened. These factors, combined with strong safe-haven demand that occasionally emerged and overall sluggish economic growth, led to relative outperformance for longer-maturity Treasuries. Treasury outperformance, combined with some long-term inflation concerns triggered by central bank policies, led to relative outperformance for Treasury inflation-protected securities (TIPS).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2013
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Corporate High-Yield	13.13%	3-Month Bill	0.13%
Corporate (investment-grade)	7.47%	2-Year Note	0.48%
Treasury Inflation Protected Securities (TIPS)	5.68%	10-Year Note	6.20%
Aggregate (multi-sector)	3.78%	30-Year Bond	7.48%
Treasury	3.14%
MBS (mortgage-backed securities)	1.97%

3

Performance

Total Returns as of March 31, 2013
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BPRXX	0.01%(1)	0.48%(1)	1.67%(1)	3.03%(1)	11/17/93
A Class	ACAXX	0.01%(1)	0.41%(1)	1.51%(1)	2.17%(1)	8/28/98
B Class No sales charge* With sales charge*	BPMXX	0.01%(1) -3.99%(1)	0.25%(1) 0.05%(1)	1.13%(1) 1.13%(1)	1.12%(1) 1.12%(1)	1/31/03
C Class	ARCXX	0.01%(1)	0.30%(1)	1.24%(1)	1.17%(1)	5/7/02

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class and C Class shares may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee and/or distribution and service fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	A Class	B Class	C Class
0.58%	0.83%	1.58%	1.33%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Fund Characteristics

MARCH 31, 2013
7-Day Current Yields	Investor Class	A Class	B Class	C Class
After waiver(1)	0.01%	0.01%	0.01%	0.01%
Before waiver	-0.39%	-0.64%	-1.39%	-1.14%
7-Day Effective Yields	Investor Class	A Class	B Class	C Class
After waiver(1)	0.01%	0.01%	0.01%	0.01%
(1) Yields would have been lower if a portion of the management fee and/or distribution and service fee had not been waived.

Portfolio at a Glance
Weighted Average Maturity	51 days
Weighted Average Life	56 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	58%
31-90 days	24%
91-180 days	14%
More than 180 days	4%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee.  If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period(1) 10/1/12 – 3/31/13	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.00	$1.10	0.22%
Investor Class (before waiver)	$1,000	$1,000.00(2)	$2.89	0.58%
A Class (after waiver)	$1,000	$1,000.00	$1.10	0.22%
A Class (before waiver)	$1,000	$1,000.00(2)	$4.14	0.83%
B Class (after waiver)	$1,000	$1,000.00	$1.10	0.22%
B Class (before waiver)	$1,000	$1,000.00(2)	$7.88	1.58%
C Class (after waiver)	$1,000	$1,000.00	$1.10	0.22%
C Class (before waiver)	$1,000	$1,000.00(2)	$6.63	1.33%
Hypothetical
Investor Class (after waiver)	$1,000	$1,023.84	$1.11	0.22%
Investor Class (before waiver)	$1,000	$1,022.04	$2.92	0.58%
A Class (after waiver)	$1,000	$1,023.84	$1.11	0.22%
A Class (before waiver)	$1,000	$1,020.79	$4.18	0.83%
B Class (after waiver)	$1,000	$1,023.84	$1.11	0.22%
B Class (before waiver)	$1,000	$1,017.05	$7.95	1.58%
C Class (after waiver)	$1,000	$1,023.84	$1.11	0.22%
C Class (before waiver)	$1,000	$1,018.30	$6.69	1.33%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee and/or distribution and service fee had not been waived.

7

Schedule of Investments

MARCH 31, 2013

	Principal Amount	Value
Commercial Paper(1) — 41.4%
Bank of Montreal, 0.19%, 7/3/13	$50,000,000	$50,000,000
Bank of Nova Scotia, 0.23%, 6/5/13	13,000,000	12,994,719
Bank of Nova Scotia, 0.19%, 6/10/13	50,000,000	50,000,000
Barclays Bank PLC, 0.20%, 4/2/13(2)	50,000,000	49,999,722
BP Capital Markets PLC, 0.50%, 5/7/13(2)	11,600,000	11,603,366
Catholic Health Initiatives, 0.17%, 4/9/13	2,000,000	1,999,925
Chariot Funding LLC, 0.23%, 7/24/13(2)	26,000,000	25,981,063
Charta LLC, 0.22%, 4/25/13(2)	25,000,000	24,996,333
Charta LLC, 0.22%, 4/26/13(2)	15,000,000	14,997,708
Charta LLC, 0.22%, 5/1/13(2)	16,500,000	16,496,975
Charta LLC, 0.22%, 5/24/13(2)	7,800,000	7,797,474
City of Chicago, 0.25%, 5/9/13 (LOC: Wells Fargo Bank N.A.)	8,113,000	8,110,859
County of Oakland-Alameda, 0.22%, 5/10/13 (LOC: Bank of New York Mellon)	27,800,000	27,800,000
CRC Funding LLC, 0.22%, 4/25/13(2)	31,500,000	31,495,380
CRC Funding LLC, 0.22%, 4/26/13(2)	11,000,000	10,998,320
CRC Funding LLC, 0.23%, 6/3/13(2)	30,000,000	29,987,925
Crown Point Capital Co. LLC, 0.19%, 4/5/13(2)	35,000,000	34,999,261
Govco LLC, 0.27%, 4/8/13(2)	52,000,000	51,997,270
Govco LLC, 0.27%, 4/10/13(2)	7,000,000	6,999,528
Govco LLC, 0.19%, 5/2/13(2)	24,000,000	23,996,073
Govco LLC, 0.25%, 5/20/13(2)	25,000,000	24,991,493
Jupiter Securitization Co. LLC, 0.18%, 5/28/13(2)	5,159,000	5,157,530
Legacy Capital LLC, 0.20%, 4/1/13(2)	35,000,000	35,000,000
Lexington Parker Capital, 0.19%, 4/5/13(2)	35,000,000	34,999,261
Nestle Finance International Ltd., 0.24%, 4/24/13 (LOC: Nestle S.A.)	45,000,000	44,993,100
Nestle Finance International Ltd., 0.18%, 8/14/13 (LOC: Nestle S.A.)	55,000,000	54,962,875
Old Line Funding LLC, 0.21%, 6/17/13 (LOC: Royal Bank of Canada)(2)	23,000,000	22,989,669
Old Line Funding LLC, 0.19%, 6/20/13 (LOC: Royal Bank of Canada)(2)	9,300,000	9,296,073
Reckitt Benckiser Treasury Services PLC, 0.17%, 5/17/13 (LOC: Reckitt Benckiser Group PLC)(2)	2,500,000	2,499,457
Thunder Bay Funding LLC, 0.18%, 4/18/13 (LOC: Royal Bank of Canada)(2)	10,000,000	9,999,150
Thunder Bay Funding LLC, 0.19%, 4/18/13 (LOC: Royal Bank of Canada)(2)	25,000,000	24,997,757
Thunder Bay Funding LLC, 0.19%, 4/22/13 (LOC: Royal Bank of Canada)(2)	22,000,000	21,997,562
Thunder Bay Funding LLC, 0.21%, 6/6/13 (LOC: Royal Bank of Canada)(2)	25,000,000	24,990,375
Toronto-Dominion Bank, 0.18%, 6/19/13	30,000,000	30,000,000
Toronto-Dominion Bank, 0.28%, 6/19/13	25,000,000	25,005,459
Toyota Motor Credit Corp., 0.29%, 4/25/13	25,000,000	24,995,167
Toyota Motor Credit Corp., 0.20%, 5/20/13	13,000,000	12,996,461
University of California, 0.17%, 5/15/13	10,000,000	9,997,922
TOTAL COMMERCIAL PAPER		913,121,212
Municipal Securities — 31.0%
ABAG Finance Authority for Nonprofit Corps. Rev., (899 Charleston LLC), VRDN, 0.17%, 4/1/13 (LOC: Bank of America N.A.)	2,895,000	2,895,000
ABAG Finance Authority for Nonprofit Corps. Series 2001 B (Public Policy Institute), VRDN, 0.35%, 4/4/13 (LOC: Wells Fargo Bank N.A.)	2,435,000	2,435,000
Alameda County Industrial Development Authority (Autumn Press Inc.), VRDN, 0.17%, 4/4/13 (LOC: Wells Fargo Bank N.A.)	1,702,000	1,702,000

8

Principal Amount	Value
Alameda County Industrial Development Authority (Segale Bros. Wood Products), VRDN, 0.40%, 4/4/13 (LOC: Bank of the West)	$1,590,000	$1,590,000
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.16%, 4/1/13	2,200,000	2,200,000
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.16%, 4/1/13	7,200,000	7,200,000
Brazos River Authority, Series 2001 I, (Texas Competitive Electric), VRDN, 0.32%, 4/3/13 (LOC: Citibank N.A.)	11,000,000	11,000,000
Burke County Development Authority Rev., (Georgia Power Company), VRDN, 0.16%, 4/1/13	6,700,000	6,700,000
California Pollution Control Financing Authority Rev., (Alameda County Industries), VRDN, 0.37%, 4/3/13 (LOC: Bank of the West)	2,570,000	2,570,000
City of Alliance (Alliance Obligated Group), VRDN, 0.15%, 4/1/13 (Radian)(LOC: JPMorgan Chase Bank N.A.)	2,325,000	2,325,000
City of Chicago (Lufthansa German), VRDN, 0.18%, 4/3/13 (LOC: Bayerische Landesbank)	4,870,000	4,870,000
City of El Monte COP, Series 2003 B (Community Improvement), VRDN, 0.35%, 4/4/13 (LOC: Union Bank of California N.A. and California State Teacher’s Retirement System)	1,465,000	1,465,000
City of Indianapolis (Nora Pines Apartments), VRDN, 0.14%, 4/4/13 (LOC: FNMA)	9,275,000	9,275,000
City of Kansas City Rev., Series 2009 B, (Hotel Redevelopment), VRDN, 0.21%, 4/3/13 (LOC: JPMorgan Chase Bank N.A.)	4,520,000	4,520,000
City of Kansas City Rev., Series 2009 D, (Chouteau I-35), VRDN, 0.21%, 4/3/13 (LOC: JPMorgan Chase Bank N.A.)	4,590,000	4,590,000
City of New York GO, Series 2011 J1, 0.87%, 6/1/13	4,500,000	4,503,513
City of Oakdale Rev., (Housing Cottage Homesteads), VRDN, 0.14%, 4/4/13 (LOC: FHLMC)	2,900,000	2,900,000
City of Portland GO, (Pension Buildings), VRDN, 0.25%, 4/3/13 (SBBPA: JPMorgan Chase Bank N.A.)	29,000,000	29,000,000
Connecticut Housing Finance Authority, Series 2008 A5, (Housing Mortgage Finance), VRDN, 0.17%, 4/4/13 (SBBPA: FHLB)	18,870,000	18,870,000
County of Buchanan, Series 2009 A, (Lifeline Foods, LLC), VRDN, 0.15%, 4/4/13 (LOC: Wells Fargo Bank N.A.)	6,450,000	6,450,000
County of Escambia Solid Waste Disposal System Rev., (Gulf Power Co.), VRDN, 0.16%, 4/1/13	19,700,000	19,700,000
Harris County Cultural Education Facilities Finance Corp. Rev, Series 2008 C1, (Methodist Hospital System), VRDN, 0.14%, 4/1/13	18,900,000	18,900,000
Harris County Cultural Education Facilities Finance Corp. Rev., Series 2008 C2, (Methodist Hospital System), VRDN, 0.14%, 4/1/13	3,800,000	3,800,000
Harrisonburg Redevelopment & Housing Authority Multi-Family (Stoney Ridge/Dale Forest), VRDN, 0.14%, 4/4/13 (LOC: FHLMC)	5,100,000	5,100,000
Hawaii State Department of Budget & Finance Rev., (Wailuku River Hydroelectric Power), VRDN, 0.14%, 4/2/13 (LOC: Union Bank N.A.)	8,697,000	8,697,000
Illinois Finance Authority Rev., Series 2009 B, (Provena Health), VRDN, 0.14%, 4/1/13 (LOC: JPMorgan Chase Bank N.A.)	3,100,000	3,100,000
Iowa Finance Authority Private College (Central College), VRDN, 0.17%, 4/1/13 (LOC: Wells Fargo Bank N.A.)	1,050,000	1,050,000

9

Principal Amount	Value
JJB Properties LLC (Rental Property), VRDN, 0.16%, 4/4/13 (LOC: Arvest Bank and FHLB)	$3,950,000	$3,950,000
Kentucky Higher Education Student Loan Corp. Rev., Series 2008 A1, VRDN, 0.13%, 4/3/13 (LOC: State Street Bank & Trust Co.)	22,000,000	22,000,000
King County Housing Authority (Auburn Court Apartments), VRDN, 0.14%, 4/4/13 (LOC: FNMA)	11,445,000	11,445,000
Lansing Economic Development Corp. (Accident Fund), VRDN, 0.20%, 4/4/13 (LOC: FHLB)	11,795,000	11,795,000
Long Island Power Authority Electric System Rev., Series 1998 2B, VRDN, 0.19%, 4/1/13 (LOC: Bayerische Landesbank)	21,840,000	21,840,000
Louisiana Public Facilities Authority Rev., (Dynamic Fuels LLC), VRDN, 0.15%, 4/1/13 (LOC: JPMorgan Chase Bank N.A.)	15,365,000	15,365,000
Maine State Housing Authority Rev., Series 2004 B-3, VRDN, 0.16%, 4/4/13 (SBBPA: State Street Bank & Trust Co.)	5,000,000	5,000,000
Maine State Housing Authority Rev., Series 2005 D3, VRDN, 0.16%, 4/4/13 (LOC: State Street Bank & Trust Co.)	3,300,000	3,300,000
Maine State Housing Authority Rev., Series 2008 D, VRDN, 0.19%, 4/4/13 (LOC: Bank of New York Mellon)	20,000,000	20,000,000
Maryland Community Development Administration Rev., Series 2008 C, (Multi-Family Development), VRDN, 0.14%, 4/4/13 (LOC: FHLMC)	5,875,000	5,875,000
Maryland Economic Development Corp. Rev., (Aviation Administration), 0.30%, 6/1/13	4,480,000	4,480,000
Miami-Dade County Industrial Development Authority Rev., (Ram Investments), VRDN, 0.21%, 4/4/13 (LOC: PNC Bank N.A.)	2,195,000	2,195,000
Michigan Strategic Fund Rev., (Consumers Energy Co.), VRDN, 0.14%, 4/3/13 (LOC: JPMorgan Chase Bank N.A.)	15,000,000	15,000,000
Michigan Strategic Fund Ltd. Obligation (Orchestra Place), VRDN, 0.40%, 4/3/13 (LOC: Bank of America N.A.)	1,025,000	1,025,000
Mississippi Business Finance Corp., (Medical Development Properties LLC), VRDN, 0.30%, 4/4/13 (LOC: BancorpSouth Bank and FHLB)	4,390,000	4,390,000
Mississippi Business Finance Corp., Series 2006 R-1, (Brown Bottling Group, Inc.), VRDN, 0.30%, 4/4/13 (LOC: Trustmark National Bank and FHLB)	3,235,000	3,235,000
Monterey Peninsula Water Management District COP, (Wastewater Reclamation), VRDN, 0.13%, 4/4/13 (LOC: Wells Fargo Bank N.A.)	13,595,000	13,595,000
Montgomery County Industrial Development Authority Rev., Series 2007 B, (LaSalle College), VRDN, 0.26%, 4/4/13 (LOC: PNC Bank N.A.)	890,000	890,000
Nevada Housing Division Rev., (Vista Creek Apartments), VRDN, 0.12%, 4/4/13 (LOC: East West Bank and FHLB)	5,000,000	5,000,000
New Hampshire Business Finance Authority Rev., (Littleton Regional Hospital), VRDN, 0.18%, 4/1/13 (LOC: TD Bank N.A.)	15,125,000	15,125,000
New Mexico Educational Assistance Foundation Series 2003 A2, (Education Loan), VRDN, 0.15%, 4/3/13 (LOC: Royal Bank of Canada)	2,450,000	2,450,000
New Mexico Hospital Equipment Loan Council Rev., Series 2010 B, (San Juan Regional Medical Center), VRDN, 0.24%, 4/3/13 (LOC: Wells Fargo Bank N.A.)	8,645,000	8,645,000

10

Principal Amount	Value
New York City Housing Development Corp. Rev., Series 2003 B, VRDN, 0.37%, 4/3/13 (LOC: Landesbank Baden-Wurttemberg)	$1,700,000	$1,700,000
New York City Housing Development Corp. Rev., Series 2006 B, VRDN, 0.16%, 4/3/13 (LOC: FNMA)	1,900,000	1,900,000
New York City Housing Development Corp., Series 2003 A, (Upper East Lease Associations), VRDN, 0.18%, 4/3/13 (LOC: Landesbank Baden-Wurttemberg)	10,900,000	10,900,000
New York City Transitional Finance Authority Rev., Series 2002 1D, (Future Tax Secured Bonds), VRDN, 0.17%, 4/1/13 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	3,225,000	3,225,000
New York City Transitional Finance Authority Rev., Series 2002 3E, (Future Tax Secured Bonds), VRDN, 0.18%, 4/1/13 (SBBPA: Landesbank Baden-Wurttemberg)	4,085,000	4,085,000
New York State Housing Finance Agency Rev., VRDN, 0.13%, 4/3/13 (LOC: FHLMC)	18,100,000	18,100,000
Oregon State Facilities Authority, Series 2003 A, (Housing Vintage at Bend Apartments), VRDN, 0.17%, 4/4/13 (LOC: FNMA)	5,500,000	5,500,000
Oregon State Housing & Community Services Department, Series 2009 B1, (Pearl Family Housing), VRDN, 0.12%, 4/4/13 (LOC: U.S. Bank N.A.)	3,545,000	3,545,000
Pennsylvania Economic Development Financing Authority (NHS-AVS LLC), VRDN, 0.17%, 4/1/13 (LOC: TD Bank N.A.)	8,830,000	8,830,000
Port Freeport (BASF Corp.), VRDN, 0.27%, 4/3/13	6,600,000	6,600,000
Port Freeport (Multi Mode-BASF Corp), VRDN, 0.27%, 4/3/13	4,000,000	4,000,000
Port of Corpus Christi Authority of Nueces County (Flint Hills Resources), VRDN, 0.14%, 4/3/13 (GA: Flint Hills Resources)	10,000,000	10,000,000
Port of Corpus Christi Authority of Nueces County, Series 2002 A, (Flint Hillls Resources), VRDN, 0.15%, 4/3/13 (GA: Flint Hills Resources)	15,000,000	15,000,000
Poughkeepsie Industrial Development Agency (Manor at Woodside), VRDN, 0.15%, 4/4/13 (LOC: Toronto Dominion Bank)	6,405,000	6,405,000
Putnam County Development Authority Rev., (Georgia Power Co.- Plant Branch), VRDN, 0.16%, 4/1/13	6,800,000	6,800,000
Rhode Island Student Loan Authority Rev., Series 2012 B, (Guaranteed Student Loans), VRDN, 0.14%, 4/3/13 (LOC: State Street Bank & Trust Co.)	10,000,000	10,000,000
San Francisco City & County Redevelopment Agency Rev., Series 1999 D, VRDN, 0.16%, 4/3/13 (LOC: FNMA)	2,600,000	2,600,000
San Jose Redevelopment Agency Rev.,Series 2003 A, VRDN, 0.17%, 4/3/13 (LOC: JPMorgan Chase Bank N.A.)	5,980,000	5,980,000
Scranton Redevelopment Authority Rev., VRDN, 0.25%, 4/4/13 (LOC: PNC Bank N.A.)	5,885,000	5,885,000
Seminole County Industrial Development Authority Rev., (3100 Camp Rd. LLC), VRDN, 0.21%, 4/4/13 (LOC: PNC Bank N.A.)	2,465,000	2,465,000
Sheridan Redevelopment Agency Tax Allocation Rev., (South Santa Fe Drive), VRDN, 0.19%, 4/4/13 (LOC: JPMorgan Chase Bank N.A.)	10,000,000	10,000,000
South Dakota Health & Educational Facilities Authority Rev., (Regional Health, Inc.), VRDN, 0.17%, 4/1/13 (LOC: U.S. Bank N.A.)	33,370,000	33,370,000

11

Principal Amount	Value
South Dakota Housing Development Authority Rev., Series 2005 G, (Homeownership Mortgage), VRDN, 0.15%, 4/4/13	$6,300,000	$6,300,000
Southwestern Illinois Development Authority Rev., (Waste Management Inc.), VRDN, 0.17%, 4/4/13 (LOC: JPMorgan Chase Bank N.A.)	3,700,000	3,700,000
State of Texas GO, Series 2002 IB, (Veterans Housing), VRDN, 0.16%, 4/3/13 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	2,500,000	2,500,000
State of Texas GO, Series 2002 IB, (Veterans Housing), VRDN, 0.16%, 4/3/13 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	13,345,000	13,345,000
State of Wisconsin Rev., Series 2003 A, 4.80%, 5/1/13 (AGM)(3)	9,400,000	9,433,801
Town of Hillsborough COP, Series 2000 B, (Water & Sewer System), VRDN, 0.18%, 4/4/13 (SBBPA: JPMorgan Chase Bank N.A.)	6,300,000	6,300,000
University of California (Build America Bonds), VRN, 1.99%, 5/1/13	4,700,000	4,706,066
University of California, Series 2011 AA-2, 0.89%, 7/1/13(3)	17,735,000	17,756,636
University of Kansas Hospital Authority (Health System), VRDN, 0.17%, 4/1/13 (LOC: U.S. Bank N.A.)	5,850,000	5,850,000
Washington State Housing Finance Commission (Vintage Chehalis Senior Living), VRDN, 0.15%, 4/4/13 (LOC: FNMA)	8,190,000	8,190,000
Washington State Housing Finance Commission, Series 1996 A, (Brittany Park LLC), VRDN, 0.15%, 4/4/13 (LOC: FNMA)	8,930,000	8,930,000
Washington State Housing Finance Commission, Series 2004 A (Vintage Burien Senior Living), VRDN, 0.15%, 4/4/13 (LOC: FNMA)	6,570,000	6,570,000
Westchester County Healthcare Corp. Rev., Series 2010 D, (Senior Lien), VRDN, 0.16%, 4/3/13 (LOC: TD Bank N.A.)	5,500,000	5,500,000
Wisconsin Health & Educational Facilities Authority Rev, Series 2008 B, (ProHealth Care, Inc.), VRDN, 0.18%, 4/1/13 (LOC: JPMorgan Chase Bank N.A.)	13,190,000	13,190,000
Wisconsin Health & Educational Facilities Authority Rev., (National Regency of New Berlin), VRDN, 0.18%, 4/1/13 (LOC: JPMorgan Chase Bank N.A.)	7,440,000	7,440,000
Wisconsin Health & Educational Facilities Authority Rev., Series 2007 A, (Fort Healthcare, Inc.), VRDN, 0.18%, 4/1/13 (LOC: JPMorgan Chase Bank N.A.)	2,525,000	2,525,000
TOTAL MUNICIPAL SECURITIES		683,134,016
Corporate Bonds — 13.5%
Berkshire Hathaway Finance Corp., 4.60%, 5/15/13 (LOC: Berkshire Hathaway Inc.)	57,426,000	57,728,083
Berkshire Hathaway Finance Corp., 5.00%, 8/15/13	33,515,000	34,105,055
Bottling Group LLC, 5.00%, 11/15/13	4,455,000	4,587,008
Calvert Crossing Golf Club LLC, VRDN, 0.22%, 4/4/13 (LOC: FHLB)	1,180,000	1,180,000
Cypress Bend Real Estate Development Co. LLC, VRDN, 0.19%, 4/4/13 (LOC: FHLB)	19,745,000	19,745,000
General Electric Capital Corp., 4.80%, 5/1/13	31,411,000	31,528,395
General Electric Capital Corp., MTN, 1.875%, 9/16/13	17,335,000	17,466,014
General Electric Capital Corp., MTN, 5.40%, 9/20/13	1,390,000	1,423,216
GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13	26,402,000	26,551,034
Herman & Kittle Capital LLC, VRDN, 0.40%, 4/4/13 (LOC: FHLB)	1,235,000	1,235,000
HHH Investment Co., VRDN, 0.45%, 4/3/13 (LOC: Bank of the West)	6,620,000	6,620,000
High Track LLC, VRDN, 0.20%, 4/4/13 (LOC: FHLB)	2,450,000	2,450,000

12

	Principal Amount	Value
International Business Machines Corp., 1.00%, 8/5/13	$1,145,000	$1,147,992
Labcon North America, VRDN, 0.51%, 4/3/13 (LOC: Bank of the West)	1,775,000	1,775,000
Lammert Building LP, VRDN, 0.30%, 4/4/13 (LOC: U.S. Bank N.A.)(2)	2,935,000	2,935,000
Northcreek Church, VRDN, 0.45%, 4/4/13 (LOC: FHLB)	10,180,000	10,180,000
PepsiCo, Inc., 0.875%, 10/25/13	24,090,000	24,176,150
Providence Health & Services - Washington, VRDN, 0.20%, 4/1/13 (LOC: U.S. Bank N.A.)	6,000,000	6,000,000
RMD Note Issue LLC, VRDN, 0.20%, 4/3/13 (LOC: FHLB)	9,420,000	9,420,000
Saddleback Valley Community Church, VRDN, 0.13%, 4/4/13 (LOC: FHLB)	8,915,000	8,915,000
Salvation Army (The), VRDN, 0.18%, 4/4/13 (LOC: Bank of New York Mellon)	7,500,000	7,500,000
Salvation Army (The), VRDN, 0.18%, 4/4/13 (LOC: Bank of New York Mellon)	8,000,000	8,000,000
Sidal Realty Co. LP, VRDN, 0.35%, 4/4/13 (LOC: Wells Fargo Bank N.A.)	3,075,000	3,075,000
Varenna Care Center LP, VRDN, 0.17%, 4/4/13 (LOC: FHLB)	8,765,000	8,765,000
TOTAL CORPORATE BONDS		296,507,947
U.S. Government Agency Securities — 7.9%
ADJUSTABLE-RATE U.S. GOVERNMENTAGENCY SECURITIES — 6.4%
Federal Farm Credit Bank, VRN, 0.11%, 4/7/13	91,000,000	91,000,000
Federal Farm Credit Bank, VRN, 0.17%, 4/9/13	20,000,000	20,000,000
Federal Home Loan Bank, VRN, 0.11%, 6/10/13	20,000,000	20,000,000
Federal Home Loan Bank, VRN, 0.10%, 6/18/13	10,000,000	9,999,720
		140,999,720

	Principal Amount/ Shares	Value
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 1.5%
Federal Farm Credit Bank, 2.625%, 4/17/14	$1,000,000	$1,025,303
Federal Home Loan Bank, 0.30%, 2/13/14	1,000,000	1,001,002
Federal Home Loan Bank, 3.75%, 3/14/14	1,000,000	1,033,762
Federal Home Loan Mortgage Corp., Series RB, 0.15%, 9/5/13	15,000,000	14,990,188
Federal National Mortgage Association, 0.13%, 6/19/13	15,000,000	14,995,721
Federal National Mortgage Association, MTN, 5.12%, 10/9/13	1,000,000	1,025,768
		34,071,744
TOTAL U.S. GOVERNMENT AGENCY SECURITIES		175,071,464
U.S. Treasury Securities — 6.6%
U.S. Treasury Bills,0.11%, 9/19/13	100,000,000	99,950,125
U.S. Treasury Notes, 1.25%, 2/15/14	35,000,000	35,328,758
U.S. Treasury Notes, 1.25%, 3/15/14	10,000,000	10,101,616
TOTAL U.S. TREASURY SECURITIES		145,380,499
Temporary Cash Investments†
SSgA U.S. Government Money Market Fund	852,984	852,984
TOTAL INVESTMENT SECURITIES — 100.4%		2,214,068,122
OTHER ASSETS AND LIABILITIES — (0.4)%		(8,244,488)
TOTAL NET ASSETS — 100.0%		$2,205,823,634

13

Notes to Schedule of Investments

AGM = Assured Guaranty Municipal Corporation
COP = Certificates of Participation
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GA = Guaranty Agreement
GO = General Obligation
LOC = Letter of Credit
MTN = Medium Term Note
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†	Category is less than 0.05% of total net assets.
(1)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(2)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $562,199,725, which represented 25.5% of total net assets. None of these securities were considered illiquid.

(3)	Escrowed to maturity in U.S. government securities or state and local government securities.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2013
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$2,214,068,122
Receivable for investments sold	742,000
Receivable for capital shares sold	2,973,182
Interest receivable	3,115,731
2,220,899,035

Liabilities
Payable for investments purchased	9,998,364
Payable for capital shares redeemed	4,749,028
Accrued management fees	327,891
Dividends payable	118
15,075,401

Net Assets	$2,205,823,634

Net Assets Consist of:
Capital paid in	$2,206,531,043
Undistributed net investment income	18
Accumulated net realized loss	(707,427)
$2,205,823,634

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$2,031,352,879	2,032,034,979	$1.00
A Class	$166,572,388	166,609,689	$1.00
B Class	$657,588	657,984	$1.00
C Class	$7,240,779	7,241,985	$1.00

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2013
Investment Income (Loss)
Income:
Interest	$5,532,356

Expenses:
Management fees	13,034,565
Distribution and service fees:
A Class	332,784
B Class	8,575
C Class	46,028
Trustees’ fees and expenses	115,249
Other expenses	2,376
13,539,577
Fees waived	(8,219,180)
5,320,397

Net investment income (loss)	211,959

Net realized gain (loss) on investment transactions	20,504

Net Increase (Decrease) in Net Assets Resulting from Operations	$232,463

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2013 AND MARCH 31, 2012
Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012
Operations
Net investment income (loss)	$211,959	$215,456
Net realized gain (loss)	20,504	(252,586)
Net increase (decrease) in net assets resulting from operations	232,463	(37,130)

Distributions to Shareholders
From net investment income:
Investor Class	(198,290)	(205,557)
A Class	(13,021)	(9,361)
B Class	(63)	(89)
C Class	(585)	(433)
Decrease in net assets from distributions	(211,959)	(215,440)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	22,376,140	(46,495,513)

Net increase (decrease) in net assets	22,396,644	(46,748,083)

Net Assets
Beginning of period	2,183,426,990	2,230,175,073
End of period	$2,205,823,634	$2,183,426,990

Undistributed net investment income	$18	$18

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2013

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to earn the highest level of current income while preserving the value of your investment.

The fund offers the Investor Class, the A Class, the B Class and the C Class. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Securities are generally valued at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value per share. When such valuations do not reflect fair value, securities are valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable.  The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.  The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2370% to 0.3500%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class and C Class. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. This fee waiver may be revised or terminated at any time without notice. The total amount of the waiver for each class for the year ended March 31, 2013 was $7,344,040, $463,540, $2,915 and $21,298 for the Investor Class, A Class, B Class and C Class, respectively. The effective annual management fee before waiver for each class for the year ended March 31, 2013 was 0.57%. The effective annual management fee after waiver for each class for the year ended March 31, 2013 was 0.23%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2013 are detailed in the Statement of Operations.

In order to maintain a positive yield, all or a portion of the distribution and/or service fee may voluntarily be waived on a daily basis. The fee waiver may be revised or terminated at any time without notice. For the A Class, B Class, and C Class for the year ended March 31, 2013, the total amount of the waiver was $332,784, $8,575 and $46,028, respectively, and the effective annual distribution and service fee after waiver was 0.00% for each class.

19

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, ACIS, and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. ACIM owns 8% of the fund’s outstanding shares. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 6% of the shares of the fund.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2013		Year ended March 31, 2012
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,470,230,960	$1,470,230,960	1,689,553,774	$1,689,553,774
Issued in reinvestment of distributions	198,290	198,290	195,935	195,935
Redeemed	(1,519,628,655)	(1,519,628,655)	(1,738,319,424)	(1,738,319,424)
	(49,199,405)	(49,199,405)	(48,569,715)	(48,569,715)
A Class
Sold	158,447,790	158,447,790	50,344,481	50,344,481
Issued in reinvestment of distributions	12,846	12,846	9,066	9,066
Redeemed	(88,009,717)	(88,009,717)	(51,001,275)	(51,001,275)
	70,450,919	70,450,919	(647,728)	(647,728)
B Class
Sold	225,933	225,933	413,062	413,062
Issued in reinvestment of distributions	55	55	76	76
Redeemed	(610,906)	(610,906)	(616,529)	(616,529)
	(384,918)	(384,918)	(203,391)	(203,391)
C Class
Sold	5,720,205	5,720,205	8,265,019	8,265,019
Issued in reinvestment of distributions	569	569	408	408
Redeemed	(4,211,230)	(4,211,230)	(5,340,106)	(5,340,106)
	1,509,544	1,509,544	2,925,321	2,925,321
Net increase (decrease)	22,376,140	$22,376,140	(46,495,513)	$(46,495,513)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

20

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Commercial Paper	—	$913,121,212	—
Municipal Securities	—	683,134,016	—
Corporate Bonds	—	296,507,947	—
U.S. Government Agency Securities	—	175,071,464	—
U.S. Treasury Securities	—	145,380,499	—
Temporary Cash Investments	$852,984	—	—
Total Value of Investment Securities	$852,984	$2,213,215,138	—

6. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$211,959	$215,440
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2013, the fund has undistributed ordinary income for federal income tax purposes of $18.

As of March 31, 2013, the fund had accumulated short-term capital losses of $(707,427), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2017	2018	Unlimited (Short-Term)
$(459,307)	$(16,038)	$(232,082)

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data						Ratios and Supplemental Data
						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2013	$1.00	—(2)	—(2)	$1.00	0.01%	0.23%	0.58%	0.01%	(0.34)%	$2,031,353
2012	$1.00	—(2)	—(2)	$1.00	0.01%	0.25%	0.58%	0.01%	(0.32)%	$2,080,533
2011	$1.00	—(2)	—(2)	$1.00	0.01%	0.36%	0.58%	0.01%	(0.21)%	$2,129,346
2010	$1.00	—(2)	—(2)	$1.00	0.20%	0.50%	0.59%	0.21%	0.12%	$2,437,700
2009	$1.00	0.02	(0.02)	$1.00	2.19%	0.57%	0.61%	2.16%	2.12%	$2,769,906
A Class
2013	$1.00	—(2)	—(2)	$1.00	0.01%	0.23%	0.83%	0.01%	(0.59)%	$166,572
2012	$1.00	—(2)	—(2)	$1.00	0.01%	0.25%	0.83%	0.01%	(0.57)%	$96,120
2011	$1.00	—(2)	—(2)	$1.00	0.01%	0.36%	0.83%	0.01%	(0.46)%	$96,777
2010	$1.00	—(2)	—(2)	$1.00	0.10%	0.62%	0.84%	0.09%	(0.13)%	$115,082
2009	$1.00	0.02	(0.02)	$1.00	1.94%	0.82%	0.86%	1.91%	1.87%	$181,371
B Class
2013	$1.00	—(2)	—(2)	$1.00	0.01%	0.23%	1.58%	0.01%	(1.34)%	$658
2012	$1.00	—(2)	—(2)	$1.00	0.01%	0.25%	1.58%	0.01%	(1.32)%	$1,043
2011	$1.00	—(2)	—(2)	$1.00	0.01%	0.36%	1.58%	0.01%	(1.21)%	$1,246
2010	$1.00	—(2)	—(2)	$1.00	0.01%	0.74%	1.59%	(0.03)%	(0.88)%	$1,765
2009	$1.00	0.01	(0.01)	$1.00	1.19%	1.55%	1.61%	1.18%	1.12%	$3,189

22

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data						Ratios and Supplemental Data
						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
C Class
2013	$1.00	—(2)	—(2)	$1.00	0.01%	0.23%	1.33%	0.01%	(1.09)%	$7,241
2012	$1.00	—(2)	—(2)	$1.00	0.01%	0.25%	1.33%	0.01%	(1.07)%	$5,731
2011	$1.00	—(2)	—(2)	$1.00	0.01%	0.36%	1.33%	0.01%	(0.96)%	$2,806
2010	$1.00	—(2)	—(2)	$1.00	0.02%	0.74%	1.34%	(0.03)%	(0.63)%	$2,575
2009	$1.00	0.01	(0.01)	$1.00	1.44%	1.32%	1.36%	1.41%	1.37%	$5,602

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and
Shareholders of the Prime Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Prime Money Market Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2013

24

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	107	None

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S.Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

28

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-78348   1305

ANNUAL REPORT   MARCH 31, 2013

Premium Money Market Fund

President’s Letter	2
Market Perspective	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	23
Management	24
Additional Information	27

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2013. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for U.S. Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions, 12-month U.S. stock and bond index returns were generally positive. Aggressive central bank monetary policies helped motivate investors to take more risk and kept short-term interest rates low.

U.S. mid-cap and value stocks and high-yield bonds achieved performance leadership during the period. U.S. mid-cap and value stock indices outpaced the S&P 500 Index’s 13.96% return, and U.S. corporate high-yield and municipal high-yield benchmarks performed in that 13-14% return range as well. U.S. growth and international index returns were generally lower, but still above average—the MSCI EAFE Index, for example, returned 11.25%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.21% to 1.85% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.78%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the U.S. economic growth outlook for 2013 remains subpar compared with past recession recoveries, still vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Central Banks Set Market Tone

Market sentiment wavered between risk taking and risk aversion during the 12-month period ended March 31, 2013, with risk taking generally prevailing. Persistent concerns about weak global economic growth, combined with Europe’s ongoing financial crisis and bouts of political uncertainty in the U.S. (first from the presidential election and then from the year-end “fiscal cliff” of federal tax hikes and spending cuts), triggered risk aversion, while optimism inspired by aggressive central bank monetary policies led to risk taking.

Early in the period, slowing economic growth, still-high unemployment, and ongoing problems in Europe led to a round of risk aversion that favored U.S. Treasuries. In response to the fragile economic backdrop, the Federal Reserve (the Fed) kept its overnight interest rate target near 0% and announced its third and most aggressive quantitative easing program (QE3), which has the Fed purchasing $40 billion of mortgage-backed securities (MBS) each month until economic growth and employment improve. The Fed expanded QE3 in December to include $45 billion in monthly Treasury purchases. Meanwhile, the European Central Bank launched several programs to help the eurozone’s troubled banks, and the Bank of Japan aggressively expanded its balance sheet.

Investors Favored Risk, Feared Long-Term Inflation

Overall, widespread central bank intervention drove down yields among higher-quality bonds and ultimately sparked investments in riskier asset classes. Both high-yield and investment-grade corporate bonds were among the taxable U.S. fixed-income market’s top performers for the period, benefitting from generally favorable corporate fundamentals and investor demand for yield.

At the same time, longer-term Treasury yields tumbled and the yield curve (which shows the relationship between bond maturities and yields across the maturity spectrum) flattened. These factors, combined with strong safe-haven demand that occasionally emerged and overall sluggish economic growth, led to relative outperformance for longer-maturity Treasuries. Treasury outperformance, combined with some long-term inflation concerns triggered by central bank policies, led to relative outperformance for Treasury inflation-protected securities (TIPS).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2013
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Corporate High-Yield	13.13%	3-Month Bill	0.13%
Corporate (investment-grade)	7.47%	2-Year Note	0.48%
Treasury Inflation Protected Securities (TIPS)	5.68%	10-Year Note	6.20%
Aggregate (multi-sector)	3.78%	30-Year Bond	7.48%
Treasury	3.14%
MBS (mortgage-backed securities)	1.97%

3

Performance

Total Returns as of March 31, 2013
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TCRXX	0.01%(1)	0.49%(1)	1.75%(1)	3.08%(1)	4/1/93

Premium Money Market acquired all of the net assets of American Century Premium Capital Reserve Fund and the American Century Premium Government Reserve Fund on December 3, 2001, pursuant to a plan approved by the acquired funds’ shareholders on November 16, 2001. Performance information prior to December 3, 2001 is that of the American Century Premium Capital Reserve Fund.

(1) Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class 0.46%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Fund Characteristics

MARCH 31, 2013
7-Day Current Yield
After waiver(1)	0.01%
Before waiver	-0.24%
7-Day Effective Yield
After waiver(1)	0.01%
(1)Yields would have been lower if a portion of the management fee had not been waived.

Portfolio at a Glance
Weighted Average Maturity	29 days
Weighted Average Life	29 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	64%
31-90 days	30%
91-180 days	5%
More than 180 days	1%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period(1) 10/1/12 – 3/31/13	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.00	$1.25	0.25%
Investor Class (before waiver)	$1,000	$1,000.00(2)	$2.29	0.46%
Hypothetical
Investor Class (after waiver)	$1,000	$1,023.69	$1.26	0.25%
Investor Class (before waiver)	$1,000	$1,022.64	$2.32	0.46%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

MARCH 31, 2013

	Principal Amount	Value
Municipal Securities — 45.5%
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2002 A, (Fine Arts Building), VRDN, 0.20%, 4/4/13 (LOC: FNMA)	$1,885,000	$1,885,000
Alabama Industrial Development Authority (Simcala, Inc.), VRDN, 0.30%, 4/4/13 (LOC: JPMorgan Chase Bank N.A.)	2,500,000	2,500,000
Alameda County Industrial Development Authority Rev., (Malberg Engineering, Inc.), VRDN, 0.20%, 4/4/13 (LOC: Comerica Bank)	2,015,000	2,015,000
Alameda County Industrial Development Authority Rev., (White Brothers), VRDN, 0.20%, 4/4/13 (LOC: Comerica Bank)	2,235,000	2,235,000
Alameda County Industrial Development Authority Rev., Series 2004 A, (Bema Electronic Manufacturing), VRDN, 0.20%, 4/4/13 (LOC: Comerica Bank)	2,840,000	2,840,000
Alameda Public Financing Authority Rev., Series 2003-B, (Alameda Point), VRDN, 0.21%, 4/3/13 (LOC: Union Bank of California N.A. and California State Teacher’s Retirement System)	1,450,000	1,450,000
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.16%, 4/1/13	3,900,000	3,900,000
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.16%, 4/1/13	2,100,000	2,100,000
Arlington County Industrial Development Authority Rev., (Gates Ballston Apartments), VRDN, 0.14%, 4/3/13 (LOC: PNC Bank N.A.)	3,400,000	3,400,000
Arlington County Industrial Development Authority Rev., Series 2005 B, (Woodbury), VRDN, 0.25%, 4/4/13 (LOC: FHLMC)	665,000	665,000
Baltimore Industrial Development Authority Rev., (Baltimore Cap Acquisition), VRDN, 0.16%, 4/3/13 (LOC: Bayerische Landesbank)	$24,700,000	$24,700,000
Bowie County Industrial Development Corp. Rev., (Texarkana Newspaper, Inc.), VRDN, 0.18%, 4/1/13 (LOC: JPMorgan Chase Bank N.A.)	2,500,000	2,500,000
Brazos Harbor Industrial Development Corp. Rev., (BASF Corp.), VRDN, 0.24%, 4/3/13	2,000,000	2,000,000
Brazos River Authority, Series 2001 I, (Texas Competitive Electric), VRDN, 0.32%, 4/3/13 (LOC: Citibank N.A.)	12,090,000	12,090,000
Brevard County Housing Finance Authority Rev., Series 2004 A, (Wickham Club Apartments), VRDN, 0.14%, 4/3/13 (LOC: FNMA)	4,135,000	4,135,000
California Infrastructure & Economic Development Bank (Bay Photo, Inc.), VRDN, 0.40%, 4/4/13 (LOC: Comerica Bank)	995,000	995,000
California Infrastructure & Economic Development Bank (iWorks, Inc.), VRDN, 0.22%, 4/4/13 (LOC: City National Bank and FHLB)	1,665,000	1,665,000
California Infrastructure & Economic Development Bank Rev., Series 2011 A, (Bay Photo, Inc.), VRDN, 0.22%, 4/4/13 (LOC: Comerica Bank)	1,000,000	1,000,000
California Municipal Finance Authority Rev., (High Desert), VRDN, 0.40%, 4/4/13 (LOC: Union Bank N.A.)	400,000	400,000
California Pollution Control Financing Authority Rev., (Milk Time Dairy Farms), VRDN, 0.22%, 4/4/13 (LOC: Rabobank Nederland N.V.)	1,400,000	1,400,000
California Pollution Control Financing Authority Rev., (Ratto Group, Inc.), VRDN, 0.19%, 4/3/13 (LOC: Union Bank N.A.)	5,500,000	5,500,000

8

Principal Amount	Value
California State Enterprise Development Authority, Series 2008 B, (Pocino Foods), VRDN, 0.35%, 4/4/13 (LOC: City National Bank and FHLB)	$605,000	$605,000
California State Enterprise Development Authority, Series 2008 B, (Ramar International Corp.), VRDN, 0.32%, 4/4/13 (LOC: Bank of the West)	75,000	75,000
California State Enterprise Development Authority, Series 2008 B, (Sconza Candy), VRDN, 0.32%, 4/4/13 (LOC: Wells Fargo Bank N.A.)	2,820,000	2,820,000
California Statewide Communities Development Authority Rev., (Canyon Springs Apartments), VRDN, 0.14%, 4/4/13 (LOC: FNMA)	1,000,000	1,000,000
California Statewide Communities Development Authority Rev., (Encanto Homes), VRDN, 0.22%, 4/4/13 (LOC: East West Bank and FHLB)	1,200,000	1,200,000
Charles K Blandin Foundation Rev., Series 2004 B, VRDN, 0.20%, 4/1/13 (LOC: Wells Fargo Bank N.A.)	1,030,000	1,030,000
City of Chicago (Greetings, Inc.), VRDN, 0.16%, 4/4/13 (LOC: JPMorgan Chase Bank N.A.)	2,155,000	2,155,000
City of Chicago Rev., (Uptown Preservation Apartments), VRDN, 0.17%, 4/4/13 (LOC: Bank of America N.A.)	1,960,000	1,960,000
City of Forsyth Rev., (PacifiCorp), VRDN, 0.16%, 4/1/13 (LOC: JPMorgan Chase Bank N.A.)	3,000,000	3,000,000
City of Gary (Chemcoaters LLC), VRDN, 0.40%, 4/4/13 (LOC: American Bank & Trust and FHLB)	6,500,000	6,500,000
City of Hutchinson (Kroger Co.), VRDN, 0.19%, 4/4/13 (LOC: Bank of Nova Scotia)	1,000,000	1,000,000
City of Kansas City Rev., Series 2009 B, (Hotel Redevelopment), VRDN, 0.21%, 4/3/13 (LOC: JPMorgan Chase Bank N.A.)	1,630,000	1,630,000
City of Montebello COP, VRDN, 0.35%, 4/3/13 (LOC: Union Bank of California N.A. and California State Teacher’s Retirement System)	5,475,000	5,475,000
City of New York GO, Series 1993 A-4, VRDN, 0.18%, 4/1/13 (LOC: Bayerische Landesbank)	3,500,000	3,500,000
City of New York GO, Series 1994 B, VRDN, 0.14%, 4/3/13 (LOC: Bayerische Landesbank)	1,700,000	1,700,000
City of New York GO, Series 2006 I-2, 5.40%, 4/1/13	5,135,000	5,135,000
City of North Vernon Rev., (Oak Meadows Apartments), VRDN, 0.29%, 4/3/13 (LOC: FHLB)	1,840,000	1,840,000
City of Plymouth (The Lake Apartments), VRDN, 0.15%, 4/4/13 (LOC: FHLMC)	5,715,000	5,715,000
City of Salinas, COP, (Fairways Golf), VRDN, 0.30%, 4/4/13 (LOC: Rabobank N.A. and Cooperative Centrale)	4,635,000	4,635,000
City of Shawnee (Simmons Co.), VRDN, 0.29%, 4/3/13 (LOC: Wells Fargo Bank N.A.)	910,000	910,000
City of Wright City Rev., (Watlow Process Systems, Inc.), VRDN, 0.29%, 4/4/13 (LOC: Bank of America N.A.)	900,000	900,000
Clarksville Public Building Authority Rev., (Adjusted Financing Morristown Loans), VRDN, 0.20%, 4/1/13 (LOC: Bank of America N.A.)	1,250,000	1,250,000
Collier County Industrial Development Authority Rev., (Allete Inc.), VRDN, 0.19%, 4/4/13 (LOC: Wells Fargo Bank N.A.)	1,000,000	1,000,000
Colorado Educational & Cultural Facilities Authority Rev., (Telluride Mountain School), VRDN, 0.24%, 4/4/13 (LOC: Wells Fargo Bank N.A.)	960,000	960,000

9

Principal Amount	Value
Colorado Housing & Finance Authority Economic Development, Series 2004 B, (Corey Building), VRDN, 0.35%, 4/4/13 (LOC: Wells Fargo Bank N.A.)	$15,000	$15,000
Colorado Housing & Finance Authority Economic Development, Series 2005 B, (Closet Factory), VRDN, 0.35%, 4/4/13 (LOC: Colorado Business Bank and FHLB)	745,000	745,000
County of Buchanan, Series 2009 A, (Lifeline Foods, LLC), VRDN, 0.15%, 4/4/13 (LOC: Wells Fargo Bank N.A.)	4,075,000	4,075,000
County of Escambia Solid Waste Disposal System Rev., (Gulf Power Co.), VRDN, 0.16%, 4/1/13	17,300,000	17,300,000
County of Lake (Rosewood Apartment), VRDN, 0.14%, 4/4/13 (LOC: FHLMC)	1,140,000	1,140,000
County of Lake Rev., (Northpoint Association LLC), VRDN, 0.17%, 4/3/13 (LOC: Northern Trust Company)	1,200,000	1,200,000
County of Will (BASF Corp.), VRDN, 0.27%, 4/3/13	1,700,000	1,700,000
Idaho Housing & Finance Association Rev., (Traditions), VRDN, 0.21%, 4/3/13 (LOC: East West Bank and FHLMC) (SBBPA: FHLB)	1,100,000	1,100,000
Illinois Finance Authority Rev., (Murphy Machine Products, Inc.), VRDN, 0.29%, 4/4/13 (LOC: Bank of America N.A.)	2,140,000	2,140,000
Illinois Health Facilities Authority Rev., (Memorial Health System), VRDN, 0.18%, 4/1/13 (LOC: JPMorgan Chase Bank N.A.)	11,290,000	11,290,000
Iowa Higher Education Loan Authority (Cornell College), VRDN, 0.18%, 4/1/13 (LOC: JPMorgan Chase Bank N.A.)	905,000	905,000
Lake County Industrial Development Authority Rev., (Senninger Irrigation), VRDN, 0.17%, 4/3/13 (LOC: JPMorgan Chase Bank N.A.)	1,100,000	1,100,000
Lansing Economic Development Corp. (Accident Fund), VRDN, 0.20%, 4/4/13 (LOC: FHLB)	6,565,000	6,565,000
Lee County Housing Finance Authority Rev., Series 2002 B, (University Club Apartment), VRDN, 0.24%, 4/4/13 (LOC: FNMA)	1,025,000	1,025,000
Long Island Power Authority Electric System Rev., Series 1998 2B, VRDN, 0.19%, 4/1/13 (LOC: Bayerische Landesbank)	26,250,000	26,250,000
Long Island Power Authority Electric System Rev., Series 1998 A1, VRDN, 0.21%, 4/3/13 (LOC: Bayerische Landesbank)	8,800,000	8,800,000
Maricopa County Industrial Development Authority Rev., Series 2003 A, (Sonora Vista Apartments), VRDN, 0.29%, 4/4/13 (LOC: Wells Fargo Bank N.A.)	1,270,000	1,270,000
Maryland Economic Development Corp. Rev., (Aviation Administration), 0.30%, 6/1/13	1,500,000	1,500,000
Massachusetts Bay Transportation Authority Rev., (General Transportation System), VRDN, 0.18%, 4/3/13 (SBBPA: Landesbank Baden-Wurttemberg)	1,045,000	1,045,000
Massachusetts Housing Finance Agency Rev., Series 2009 B, VRDN, 0.26%, 4/3/13 (LOC: Bank of New York Mellon)	6,204,000	6,204,000
Meadow Springs Country Club Rev., VRDN, 0.21%, 4/4/13 (LOC: U.S. Bank N.A.)	985,000	985,000
Michigan Strategic Fund Rev., Series 2007 B, VRDN, 0.25%, 4/4/13 (LOC: Wells Fargo Bank N.A.)	1,000,000	1,000,000
Mission Economic Development Corp. Rev., VRDN, 0.29%, 4/4/13 (LOC: Wells Fargo Bank N.A.)	1,640,000	1,640,000

10

Principal Amount	Value
Mississippi Business Finance Corp., Series 2006 R-1, (Brown Bottling Group, Inc.), VRDN, 0.30%, 4/4/13 (LOC: Trustmark National Bank and FHLB)	6,515,000	6,515,000
Missouri Development Finance Board Rev., Series 2000 B, (St. Louis Center), VRDN, 0.21%, 4/4/13 (LOC: U.S. Bank N.A.)	3,910,000	3,910,000
Mobile Industrial Development Board Solid Waste Disposal (Alabama Power-Barry Plant), VRDN, 0.16%, 4/1/13	3,000,000	3,000,000
Montgomery County Public Building Authority Rev., (Tennessee County Loan Pool), VRDN, 0.20%, 4/1/13 (LOC: Bank of America N.A.)	900,000	900,000
Morgan Hill Redevelopment Agency, Tax Allocation, Series 2008 B, (Ojo de Agua Redevelopment Area), VRDN, 0.30%, 4/4/13 (LOC: Bank of Nova Scotia)	12,230,000	12,230,000
Moultrie-Colquitt Counties Development Authority (Kenda Properties LP), VRDN, 0.25%, 4/4/13 (LOC: Branch Banking & Trust)	2,430,000	2,430,000
Nassau County Industrial Development Agency Rev., (Seaview Realty Association), VRDN, 0.60%, 4/4/13 (LOC: Citibank N.A.)	1,425,000	1,425,000
Nassau Health Care Corp. Rev., Series 2009 A, VRDN, 0.19%, 4/3/13 (LOC: JPMorgan Chase Bank N.A.)	5,995,000	5,995,000
Nevada Housing Division Rev., Series 1997 A, (Multi-Unit Housing), VRDN, 0.15%, 4/4/13 (LOC: U.S. Bank N.A. and FHLB)	2,000,000	2,000,000
Nevada Housing Division, Series 2002 B, (Multi-Unit Housing), VRDN, 0.27%, 4/4/13 (LOC: FNMA)	290,000	290,000
New Jersey Economic Development Authority Rev., Series 1999 B, (El Dorado Terminals), VRDN, 0.13%, 4/1/13 (LOC: Wells Fargo Bank N.A.)	5,100,000	5,100,000
New Jersey Economic Development Authority Rev., Series 2008 C, (Cascade Corporation), VRDN, 1.25%, 4/3/13 (LOC: Bank of America N.A.)	$890,000	$890,000
New Jersey Economic Development Authority, Series 2006 B, (Accurate Box Co., Inc.), VRDN, 0.25%, 4/4/13 (LOC: Well Fargo Bank N.A.)	170,000	170,000
New York City Housing Development Corp. Rev., Series 2006 B, (Rivereast Apartments), VRDN, 0.17%, 4/3/13 (LOC: FHLMC)	3,220,000	3,220,000
New York City Housing Development Corp. Rev., Series 2010 A, (Verde Apartments), VRDN, 0.22%, 4/4/13 (LOC: JPMorgan Chase Bank N.A.)	1,775,000	1,775,000
New York City Housing Development Corp., Series 2003 A, (Upper East Lease Associations), VRDN, 0.18%, 4/3/13 (LOC: Landesbank Baden-Wurttemberg)	18,600,000	18,600,000
New York City Transitional Finance Authority Rev., Series 2001 B, (Future Tax Secured Bonds), VRDN, 0.18%, 4/1/13 (SBBPA: Landesbank Baden-Wurttemberg)	1,500,000	1,500,000
New York City Transitional Finance Authority Rev., Series 2002 1D, (Future Tax Secured Bonds), VRDN, 0.17%, 4/1/13 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	2,000,000	2,000,000
New York City Transitional Finance Authority Rev., Series 2002 3E, (Future Tax Secured Bonds), VRDN, 0.18%, 4/1/13 (SBBPA: Landesbank Baden-Wurttemberg)	17,860,000	17,860,000
New York State Housing Finance Agency Rev., (West 37th Street), VRDN, 0.16%, 4/3/13 (LOC: FHLMC)	9,420,000	9,420,000
New York State Urban Development Corp. Rev., Series 2010 B, (Personal Income Tax) 2.03%, 12/15/13	3,400,000	3,440,345

11

Principal Amount	Value
Norfolk Redevelopment & Housing Authority Rev., (Old Dominion University), VRDN, 0.16%, 4/1/13 (LOC: Bank of America N.A.)	$8,860,000	$8,860,000
North Carolina Medical Care Commission Healthcare Facilities Rev., (Stanley Total Living Center), VRDN, 0.24%, 4/4/13 (LOC: Wells Fargo Bank N.A.)	705,000	705,000
Pennsylvania Economic Development Financing Authority Rev., Series 1991 A, VRDN, 0.20%, 4/4/13 (LOC: PNC Bank N.A.)	1,165,000	1,165,000
Pennsylvania Economic Development Financing Authority Rev., Series 1994 C, (Delancey Corp.), VRDN, 0.20%, 4/4/13 (LOC: PNC Bank N.A.)	1,100,000	1,100,000
Pennsylvania Economic Development Financing Authority Rev., Series 2007 A1, VRDN, 0.21%, 4/4/13 (LOC: PNC Bank N.A.)	900,000	900,000
Philadelphia Authority for Industrial Development Rev., (Girard Estate Aramark), VRDN, 0.16%, 4/4/13 (LOC: JPMorgan Chase Bank N.A.)	1,150,000	1,150,000
Phoenix Industrial Development Authority Rev., Series 2002 A, (Centertree), VRDN, 0.17%, 4/4/13 (LOC: East West Bank and FHLB)	7,110,000	7,110,000
Port of Corpus Christi Authority of Nueces County Rev., (Flint Hills Resources), VRDN, 0.14%, 4/3/13	5,000,000	5,000,000
Poughkeepsie Industrial Development Agency (Manor at Woodside), VRDN, 0.15%, 4/4/13 (LOC: Toronto Dominion Bank)	8,000,000	8,000,000
Putnam County Development Authority Rev., (Georgia Power Co.- Plant Branch), VRDN, 0.16%, 4/1/13	6,925,000	6,925,000
Putnam Hospital Center (Multi-Mode), VRDN, 0.17%, 4/3/13 (LOC: JPMorgan Chase Bank N.A.)	2,240,000	2,240,000
Rhode Island Housing & Mortgage Finance Corp. Multifamily Rev., (Fairfield University Heights), VRDN, 0.15%, 4/4/13 (LOC: FHLMC)	2,100,000	2,100,000
Riverside County Industrial Development Authority Rev., (Cryogenic), VRDN, 0.27%, 4/4/13 (LOC: Bank of America N.A.)	1,000,000	1,000,000
San Francisco City & County Multifamily Housing Rev., Series 2002 B, (Carter Terrace Apartments), VRDN, 0.20%, 4/4/13 (LOC: Citibank N.A.)	4,375,000	4,375,000
San Francisco City & County Redevelopment Agency Rev., Series 2002 D, (Derek Silva Community), VRDN, 0.20%, 4/4/13 (LOC: Citibank N.A.)	1,745,000	1,745,000
San Jose Financing Authority Rev., Series 2008 F, VRDN, 0.18%, 4/4/13 (LOC: Bank of America N.A.)	5,385,000	5,385,000
South Carolina Jobs-Economic Development Authority Rev., (Health Sciences Medical University), VRDN, 0.24%, 4/4/13 (LOC: Wells Fargo Bank N.A.)	3,600,000	3,600,000
South Carolina State Housing Finance & Development Authority Rev., (Rocky Creek Apartments), VRDN, 0.19%, 4/4/13 (LOC: Wells Fargo Bank N.A.)	7,135,000	7,135,000
South Dakota Housing Development Authority Rev., Series 2003 C-1, (Home Ownership Mortgage), VRDN, 0.20%, 4/4/13 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	1,000,000	1,000,000
St. Paul Port Authority Rev., (Public Radio), VRDN, 0.18%, 4/1/13 (LOC: JPMorgan Chase Bank N.A.)	765,000	765,000
St. Paul’s Episcopal Church Rev., VRDN, 0.22%, 4/3/13 (LOC: JPMorgan Chase Bank N.A.)	5,400,000	5,400,000

12

Principal Amount	Value
State of Texas GO, (College Student Loan), VRDN, 0.27%, 4/1/13 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	$5,565,000	$5,565,000
State of Texas GO, (College Student Loan), VRDN, 0.27%, 4/1/13 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	4,975,000	4,975,000
State of Texas GO, Series 2002 A-2, (Veterans Housing Fund), VRDN, 0.15%, 4/3/13 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	4,300,000	4,300,000
State of Texas GO, Series 2002 A-2, (Veterans Housing Fund), VRDN, 0.15%, 4/3/13 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	5,045,000	5,045,000
State of Wisconsin Rev., Series 2003 A, 4.80%, 5/1/13 (AGM)(1)	9,975,000	10,011,350
University of California (Build America Bonds), VRN, 1.99%, 5/1/13	8,445,000	8,456,040
University of California, Series 2011 AA-2, 0.89%, 7/1/13(1)	10,200,000	10,212,400
Washington Economic Development Finance Authority Rev., Series 2002 B, (B&H Dental Laboratory), VRDN, 0.18%, 4/4/13 (LOC: U.S. Bank N.A.)	1,410,000	1,410,000
Washington Economic Development Finance Authority, Series 1997 A, (Lyn-Tron Inc.), VRDN, 0.20%, 4/4/13 (LOC: U.S. Bank N.A.)	2,065,000	2,065,000
Washington Economic Development Finance Authority, Series 2006 G, (Wesmar Co., Inc.), VRDN, 0.40%, 4/4/13 (LOC: U.S. Bank N.A.)	1,360,000	1,360,000
Washington Economic Development Finance Authority, Series 2008 D, (Skagit Valley Publishing), VRDN, 0.29%, 4/4/13 (LOC: U.S. Bank N.A.)	2,820,000	2,820,000
Washington State Housing Finance Commission Rev., (Essex Wandering Creek LLC), VRDN, 0.17%, 4/3/13 (LOC: FHLMC)	1,000,000	1,000,000
Washington State Housing Finance Commission Rev., (Hamilton Place Apartments), VRDN, 0.19%, 4/4/13 (LOC: FNMA)	1,725,000	1,725,000
Washington State Housing Finance Commission Rev., (Traditions South), VRDN, 0.21%, 4/3/13 (LOC: East West Bank and FHLB)	1,000,000	1,000,000
Washington State Housing Finance Commission Rev., Series 2003 B, (Rosemont Apartments), VRDN, 0.26%, 4/4/13 (LOC: East West Bank and FHLB)	2,000,000	2,000,000
Washington State Housing Finance Commission Rev., Series 2004 B, (Renton Centre), VRDN, 0.26%, 4/4/13 (LOC: FNMA)	1,080,000	1,080,000
Washington State Housing Finance Commission Rev., Series 2004 B, (Silver Creek), VRDN, 0.21%, 4/4/13 (LOC: East West Bank and FHLB)	2,125,000	2,125,000
Washington State Housing Finance Commission Rev., Series 2005 A, (Vista Retirement), VRDN, 0.16%, 4/4/13 (LOC: East West Bank and FHLB)	5,000,000	5,000,000
Washington State Housing Finance Commission Rev., Series 2005 B, (Fairwinds), VRDN, 0.21%, 4/4/13 (LOC: East West Bank and FHLB)	3,700,000	3,700,000
West Memphis Public Facilities Board Rev., (Meadows 1998 Apartments LP), VRDN, 0.18%, 4/4/13 (LOC: FHLMC)	2,000,000	2,000,000
Wisconsin Health & Educational Facilities Authority Rev., (Meriter Hospital Inc.), VRDN, 0.18%, 4/1/13 (LOC: JPMorgan Chase Bank N.A.)	4,635,000	4,635,000
TOTAL MUNICIPAL SECURITIES		493,179,135

13

Principal Amount	Value
Commercial Paper(2) — 33.2%
Bank of Nova Scotia, 0.23%, 6/5/13	$10,000,000	$9,995,937
Bank of Nova Scotia, 0.20%, 6/19/13	4,200,000	4,198,157
BP Capital Markets PLC, 0.50%, 5/7/13(3)	5,400,000	5,401,567
Catholic Health Initiatives, 0.21%, 6/5/13	4,000,000	3,998,483
Charta LLC, 0.25%, 4/2/13(3)	16,700,000	16,699,884
Charta LLC, 0.22%, 5/24/13(3)	19,000,000	18,993,846
City of Chicago, 0.25%, 5/9/13 (LOC: Wells Fargo Bank N.A.)	18,800,000	18,795,039
CRC Funding LLC, 0.25%, 4/3/13(3)	8,500,000	8,499,882
CRC Funding LLC, 0.24%, 4/12/13(3)	19,000,000	18,998,607
Crown Point Capital Co. LLC, 0.19%, 4/3/13(3)	15,000,000	14,999,842
Govco LLC, 0.27%, 4/8/13(3)	2,500,000	2,499,869
Govco LLC, 0.27%, 4/10/13(3)	11,500,000	11,499,224
Govco LLC, 0.19%, 5/2/13(3)	29,000,000	28,995,255
Govco LLC, 0.26%, 5/7/13(3)	9,000,000	8,997,660
Legacy Capital LLC, 0.20%, 4/1/13(3)	15,000,000	15,000,000
Lexington Parker Capital, 0.19%, 4/5/13(3)	15,000,000	14,999,683
Liberty Street Funding LLC, 0.18%, 5/2/13 (LOC: Bank of Nova Scotia)(3)	9,500,000	9,498,527
Municipal Electricity Authority of Georgia, 0.20%, 4/29/13	10,032,000	10,032,000
Old Line Funding LLC, 0.21%, 6/17/13 (LOC: Royal Bank of Canada)(3)	14,126,000	14,119,655
San Diego County Water Authority, 0.16%, 5/1/13	7,500,000	7,500,000
San Diego County Water Authority, 0.16%, 5/6/13	7,500,000	7,500,000
State of California, 0.19%, 6/4/13	21,695,000	21,695,000
Thunder Bay Funding LLC, 0.21%, 6/6/13 (LOC: Royal Bank of Canada)(3)	45,000,000	44,982,675
Toyota Motor Credit Corp., 0.23%, 6/7/13	20,000,000	19,991,439
Toyota Motor Credit Corp., 0.23%, 6/14/13	$10,000,000	$9,995,272
Toyota Motor Credit Corp., 0.23%, 8/22/13	12,000,000	11,989,037
TOTAL COMMERCIAL PAPER		359,876,540
Corporate Bonds — 21.2%
2880 Stevens Creek LLC, VRDN, 0.45%, 4/3/13 (LOC: Bank of the West)	4,530,000	4,530,000
Berkshire Hathaway Finance Corp., 4.60%, 5/15/13 (LOC: Berkshire Hathaway Inc.)	21,526,000	21,639,055
Berkshire Hathaway Finance Corp., 5.00%, 8/15/13	30,942,000	31,487,056
Castleton United Methodist Church, Inc., VRDN, 0.40%, 4/4/13 (LOC: U.S. Bank N.A.)	3,000,000	3,000,000
Chipmatic/Ottawa Property Group, VRDN, 0.35%, 4/4/13 (LOC: Comerica Bank)	2,385,000	2,385,000
Cypress Bend Real Estate Development Co. LLC, VRDN, 0.19%, 4/4/13 (LOC: FHLB)	8,075,000	8,075,000
D & I Properties LLC, VRDN, 0.21%, 4/3/13 (LOC: Wells Fargo Bank N.A.)	1,400,000	1,400,000
DCC Development Corp., VRDN, 0.20%, 4/4/13	4,800,000	4,800,000
EMF LLC, VRDN, 0.34%, 4/3/13 (LOC: Comerica Bank)	4,600,000	4,600,000
Fairfield North Texas Associates LP, VRDN, 0.19%, 4/1/13 (LOC: FHLB)	4,800,000	4,800,000
First Baptist Church of Opelika, VRDN, 0.30%, 4/5/13 (LOC: FHLB)	5,370,000	5,370,000
Flatley Hospitality LLC, VRDN, 0.20%, 4/1/13 (LOC: FHLB)	595,000	595,000
General Electric Capital Corp., 4.80%, 5/1/13	7,588,000	7,616,068
General Electric Capital Corp., MTN, 1.875%, 9/16/13	6,000,000	6,043,805
GFRE Holdings LLC, VRDN, 0.20%, 4/1/13 (LOC: FHLB)	1,620,000	1,620,000
GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13	16,786,000	16,879,528
Grace Community Church of Amarillo, VRDN, 0.32%, 4/4/13 (LOC: Wells Fargo Bank N.A.)	1,670,000	1,670,000

14

	Principal Amount	Value
Greenback San Juan Associates LP, VRDN, 0.17%, 4/4/13 (LOC: FHLB)	$7,800,000	$7,800,000
Hart Family Holdings LLC, VRDN, 0.16%, 4/1/13 (LOC: FHLB)	14,850,000	14,850,000
HHH Investment Co., VRDN, 0.45%, 4/10/13 (LOC: Bank of the West)	7,710,000	7,710,000
High Track LLC, VRDN, 0.20%, 4/1/13 (LOC: FHLB)	8,355,000	8,355,000
Labcon North America, VRDN, 0.51%, 4/3/13 (LOC: Bank of the West)	2,170,000	2,170,000
Lakeport Group LLC, VRDN, 0.33%, 4/3/13 (LOC: Union Bank N.A.)	4,035,000	4,035,000
Manse on Marsh LP, VRDN, 0.32%, 4/4/13 (LOC: FHLB)	11,055,000	11,055,000
Melair Associates LLC, VRDN, 0.42%, 4/4/13 (LOC: FHLB)	1,375,000	1,375,000
Ness Family Partners LP, VRDN, 0.51%, 4/3/13 (LOC: Bank of the West)	1,495,000	1,495,000
Norlan Partners LP, VRDN, 0.42%, 4/4/13 (LOC: FHLB)(3)	2,410,000	2,410,000
PepsiCo, Inc., 0.875%, 10/25/13	2,750,000	2,759,185
Portland Clinic LLP (The), VRDN, 0.19%, 4/3/13 (LOC: U.S. Bank N.A.)	11,075,000	11,075,000
Provence LLC, VRDN, 0.42%, 4/4/13 (LOC: FHLB)(3)	3,500,000	3,500,000
Relay Relay LLC, VRDN, 0.95%, 4/4/13 (LOC: FHLB)	6,740,000	6,740,000
Renaissance Anaheim Associates LP, VRDN, 0.17%, 4/4/13 (LOC: FHLB)	8,600,000	8,600,000
RMD Note Issue LLC, VRDN, 0.20%, 4/3/13 (LOC: FHLB)	165,000	165,000
Salvation Army (The), VRDN, 0.18%, 4/4/13 (LOC: Bank of New York Mellon)	7,500,000	7,500,000
Salvation Army (The), VRDN, 0.18%, 4/4/13 (LOC: Bank of New York Mellon)	2,000,000	2,000,000
TOTAL CORPORATE BONDS		230,104,697

	Shares	Value
Temporary Cash Investments — 0.1%
SSgA U.S. Government Money Market Fund	456,296	$456,296
TOTAL INVESTMENT SECURITIES — 100.0%		1,083,616,668
OTHER ASSETS AND LIABILITIES†		189,160
TOTAL NET ASSETS — 100.0%		$1,083,805,828

Notes to Schedule of Investments

AGM = Assured Guaranty Municipal Corporation
COP = Certificates of Participation
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GO = General Obligation
LOC = Letter of Credit
MTN = Medium Term Note
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†	Category is less than 0.05% of total net assets.
(1)	Escrowed to maturity in U.S. government securities or state and local government securities.
(2)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(3)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $240,096,176, which represented 22.2% of total net assets. None of these securities were considered illiquid.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

MARCH 31, 2013
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$1,083,616,668
Receivable for investments sold	1,413,000
Receivable for capital shares sold	1,003,219
Interest receivable	1,631,925
1,087,664,812

Liabilities
Payable for investments purchased	2,769,612
Payable for capital shares redeemed	897,746
Accrued management fees	191,603
Dividends payable	23
3,858,984

Net Assets	$1,083,805,828

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	1,084,138,894

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$1,084,134,086
Accumulated net realized loss	(328,258)
$1,083,805,828

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED MARCH 31, 2013
Investment Income (Loss)
Income:
Interest	$3,012,203

Expenses:
Management fees	4,592,130
Trustees’ fees and expenses	48,645
Other expenses	1,947
4,642,722
Fees waived	(1,731,724)
2,910,998

Net investment income (loss)	101,205

Net realized gain (loss) on investment transactions	369

Net Increase (Decrease) in Net Assets Resulting from Operations	$101,574

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2013 AND MARCH 31, 2012
Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012
Operations
Net investment income (loss)	$101,205	$96,144
Net realized gain (loss)	369	25,791
Net increase (decrease) in net assets resulting from operations	101,574	121,935

Distributions to Shareholders
From net investment income	(101,205)	(96,144)

Capital Share Transactions
Proceeds from shares sold	390,018,356	389,080,163
Proceeds from reinvestment of distributions	100,640	92,707
Payments for shares redeemed	(285,009,782)	(369,721,807)
Net increase (decrease) in net assets from capital share transactions	105,109,214	19,451,063

Net increase (decrease) in net assets	105,109,583	19,476,854

Net Assets
Beginning of period	978,696,245	959,219,391
End of period	$1,083,805,828	$978,696,245

Transactions in Shares of the Fund
Sold	390,018,356	389,080,163
Issued in reinvestment of distributions	100,640	92,707
Redeemed	(285,009,782)	(369,721,807)
Net increase (decrease) in shares of the fund	105,109,214	19,451,063

See Notes to Financial Statements.

18

Notes to Financial Statements

MARCH 31, 2013

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Premium Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to earn the highest level of current income while preserving the value of your investment.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Securities are generally valued at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value per share. When such valuations do not reflect fair value, securities are valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

19

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1170% to 0.2300%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. The fee waiver may be revised or terminated at any time without notice. The effective annual management fee waiver for the year ended March 31, 2013 was 0.45% before waiver and 0.28% after waiver.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 34% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Municipal Securities	—	$493,179,135	—
Commercial Paper	—	359,876,540	—
Corporate Bonds	—	230,104,697	—
Temporary Cash Investments	$456,296	—	—
Total Value of Investment Securities	$456,296	$1,083,160,372	—

20

5. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$101,205	$96,144
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2013, the fund had accumulated short-term capital losses of $(328,258), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(327,622) and $(636) expire in 2017 and 2018, respectively.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data						Ratios and Supplemental Data
						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2013	$1.00	—(2)	—(2)	$1.00	0.01%	0.29%	0.46%	0.01%	(0.16)%	$1,083,806
2012	$1.00	—(2)	—(2)	$1.00	0.01%	0.28%	0.46%	0.01%	(0.17)%	$978,696
2011	$1.00	—(2)	—(2)	$1.00	0.01%	0.38%	0.46%	0.01%	(0.07)%	$959,219
2010	$1.00	—(2)	—(2)	$1.00	0.25%	0.46%	0.47%	0.26%	0.25%	$989,075
2009	$1.00	0.02	(0.02)	$1.00	2.20%	0.47%	0.49%	2.18%	2.16%	$1,129,499

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust
and Shareholders of the Premium Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Premium Money Market Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2013

23

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	107	None

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

26

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

27

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-78347   1305

ANNUAL REPORT   MARCH 31, 2013

Core Plus Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	31
Statement of Operations	32
Statement of Changes in Net Assets	33
Notes to Financial Statements	34
Financial Highlights	42
Report of Independent Registered Public Accounting Firm	44
Management	45
Additional Information	48

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2013. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for U.S. Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions, 12-month U.S. stock and bond index returns were generally positive. Aggressive central bank monetary policies helped motivate investors to take more risk and kept short-term interest rates low.

U.S. mid-cap and value stocks and high-yield bonds achieved performance leadership during the period. U.S. mid-cap and value stock indices outpaced the S&P 500 Index’s 13.96% return, and U.S. corporate high-yield and municipal high-yield benchmarks performed in that 13-14% return range as well. U.S. growth and international index returns were generally lower, but still above average—the MSCI EAFE Index, for example, returned 11.25%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.21% to 1.85% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.78%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the U.S. economic growth outlook for 2013 remains subpar compared with past recession recoveries, still vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Central Banks Set Market Tone

Market sentiment wavered between risk taking and risk aversion during the 12-month period ended March 31, 2013, with risk taking generally prevailing. Persistent concerns about weak global economic growth, combined with Europe’s ongoing financial crisis and bouts of political uncertainty in the U.S. (first from the presidential election and then from the year-end “fiscal cliff” of federal tax hikes and spending cuts), triggered risk aversion, while optimism inspired by aggressive central bank monetary policies led to risk taking.

Early in the period, slowing economic growth, still-high unemployment, and ongoing problems in Europe led to a round of risk aversion that favored U.S. Treasuries. In response to the fragile economic backdrop, the Federal Reserve (the Fed) kept its overnight interest rate target near 0% and announced its third and most aggressive quantitative easing program (QE3), which has the Fed purchasing $40 billion of mortgage-backed securities (MBS) each month until economic growth and employment improve. The Fed expanded QE3 in December to include $45 billion in monthly Treasury purchases. Meanwhile, the European Central Bank launched several programs to help the eurozone’s troubled banks, and the Bank of Japan aggressively expanded its balance sheet.

Investors Favored Risk, Feared Long-Term Inflation

Overall, widespread central bank intervention drove down yields among higher-quality bonds and ultimately sparked investments in riskier asset classes. Both high-yield and investment-grade corporate bonds were among the taxable U.S. fixed-income market’s top performers for the period, benefitting from generally favorable corporate fundamentals and investor demand for yield.

At the same time, longer-term Treasury yields tumbled and the yield curve (which shows the relationship between bond maturities and yields across the maturity spectrum) flattened. These factors, combined with strong safe-haven demand that occasionally emerged and overall sluggish economic growth, led to relative outperformance for longer-maturity Treasuries. Treasury outperformance, combined with some long-term inflation concerns triggered by central bank policies, led to relative outperformance for Treasury inflation-protected securities (TIPS).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2013
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Corporate High-Yield	13.13%	3-Month Bill	0.13%
Corporate (investment-grade)	7.47%	2-Year Note	0.48%
Treasury Inflation Protected Securities (TIPS)	5.68%	10-Year Note	6.20%
Aggregate (multi-sector)	3.78%	30-Year Bond	7.48%
Treasury	3.14%
MBS (mortgage-backed securities)	1.97%

3

Performance

Total Returns as of March 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACCNX	4.48%	6.25%	6.66%	11/30/06
Barclays U.S. Aggregate Bond Index	—	3.78%	5.47%	5.66%	—
Institutional Class	ACCUX	4.78%	6.47%	6.87%	11/30/06
A Class No sales charge* With sales charge*	ACCQX	4.22% -0.47%	5.99% 5.03%	6.39% 5.62%	11/30/06
C Class	ACCKX	3.54%	5.20%	5.60%	11/30/06
R Class	ACCPX	4.05%	5.73%	6.13%	11/30/06

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006

*From 11/30/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.66%	0.46%	0.91%	1.66%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

Core Plus returned 4.48%* for the 12 months ended March 31, 2013. By comparison, the fund’s benchmark, the Barclays U.S. Aggregate Bond Index, returned 3.78%. See pages 4 and 5 for additional performance comparisons. Fund returns reflect operating expenses, while index returns do not.

Core Plus’s absolute return reflected the generally positive performance of investment-grade bonds and high-yield corporate securities during the 12-month period. The main contributor to the fund’s relative outperformance was sector allocation, particularly an overweighted position in corporate credit, which outperformed the broad bond market average. Security selection within the fund’s mortgage allocation also contributed positively.

Exposure to Corporate, Mortgage Securities Drove Outperformance

Treasury yields remained relatively low throughout the period, held down by the Federal Reserve’s (the Fed’s) ultra-low interest rate policy and continued quantitative easing. In this environment, we continued to underweight Treasuries in favor of non-Treasury (spread) sectors. In particular, we maintained an overweight position in investment-grade corporate credit, which contributed favorably to the fund’s performance. In addition, we held a non-benchmark (held in the fund but not in the benchmark) position in high-yield corporate bonds, which also boosted relative performance. Solid corporate fundamentals and improving economic data, combined with investor demand for yield and willingness to take on risk, helped investment-grade and high-yield corporates finish the 12-month period among the top-performing fixed-income sectors. In addition, a relatively low default rate helped support strong returns among high-yield corporate bonds.

We also maintained an overweight position in mortgage-backed securities (MBS). Overall, MBS lagged the broad investment-grade benchmark and Treasuries during the one-year period. But, our security selections within the fund’s allocation contributed favorably to performance. In particular, we continued to overweight commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs). These securities generally outperformed traditional government agency MBS, benefitting from investor demand for yield and improving housing and commercial real estate markets. In addition, the Fed’s monthly purchases of agency MBS, as part of its quantitative easing program, provided support to the mortgage market overall.

Late in the period, we took profits within the fund’s corporate and mortgage allocations. Specifically, we sold select investment-grade corporate bonds, believing an increase in leveraged buyout (LBO) activity is becoming a growing risk to the sector. (LBOs generally favor stockholders and hurt bondholders.) In addition, investment-grade corporate spreads (the yield difference between non-Treasury and Treasury securities of comparable maturity) remained at relatively tight levels, and there appeared to be better opportunities in the high-yield sector.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Within the mortgage allocation, we sold select loan balance paper (mortgage pools with lower average loan balances and, therefore, less prepayment risk) and redeployed the proceeds in conventional mortgages. This strategy positioned the mortgage allocation a bit more defensively, given the possibility of higher rates after an extended period of low rates.

Inflation Outlook Prompted TIPS Overweight

We maintained a small overweight position in Treasury inflation-protected securities (TIPS) throughout the 12-month period. During the first quarter of 2013, we shifted the fund’s exposure from short-term TIPS, which had outperformed, to longer-term TIPS, which had underperformed and represented, in our view, relatively good value. Given the Fed’s open-ended quantitative easing, we believe TIPS should benefit from the market’s longer-term inflation expectations.

Outlook

“In 2013, we expect economic growth to remain subpar, with U.S. growth remaining between 1% and 3%,” says the Fixed Income Macro Strategy Team at American Century Investments. “Despite improvements in employment and housing, we believe the odds of a sustained upside breakout in growth in 2013 remain limited, given the headwinds of fiscal consolidation, higher taxes, and increased regulation.

“In the near term, we believe interest rates likely will remain in a fairly tight range. Longer term, the bias is for rates to trend higher.”

In this context, we remain committed to seeking attractive performance through diversified sources of return. The portfolio continues to invest primarily in high- and medium-grade corporate bonds and notes, government securities and securities backed by mortgages or other assets. We expect to maintain a balanced, mostly market-weighted approach to sector allocations, focusing on individual security selection in an attempt to deliver consistent performance and sound risk management.

7

Fund Characteristics

MARCH 31, 2013
Portfolio at a Glance
Average Duration (effective)	5.5 years
Weighted Average Life	6.3 years

Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities	31.3%
Corporate Bonds	30.4%
U.S. Treasury Securities	29.3%
Commercial Mortgage-Backed Securities	5.8%
Collateralized Mortgage Obligations	5.1%
Sovereign Governments and Agencies	2.1%
Municipal Securities	1.3%
U.S. Government Agency Securities	—*
Asset-Backed Securities	—*
Temporary Cash Investments	4.7%
Other Assets and Liabilities	(10.0)%**

*	Category is less than 0.05% of total net assets.
**	Amount relates primarily to payable for investments purchased, but not settled, at period end.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period(1) 10/1/12 - 3/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,003.90	$3.25	0.65%
Institutional Class	$1,000	$1,004.90	$2.25	0.45%
A Class	$1,000	$1,002.70	$4.49	0.90%
C Class	$1,000	$998.90	$8.22	1.65%
R Class	$1,000	$1,001.40	$5.74	1.15%
Hypothetical
Investor Class	$1,000	$1,021.69	$3.28	0.65%
Institutional Class	$1,000	$1,022.69	$2.27	0.45%
A Class	$1,000	$1,020.44	$4.53	0.90%
C Class	$1,000	$1,016.70	$8.30	1.65%
R Class	$1,000	$1,019.20	$5.79	1.15%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

MARCH 31, 2013

	Principal Amount	Value
U.S. Government Agency Mortgage-Backed Securities(1) — 31.3%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 3.1%
FHLMC, VRN, 1.98%, 4/15/13	$348,284	$361,098
FHLMC, VRN, 2.08%, 4/15/13	886,766	917,624
FHLMC, VRN, 2.58%, 4/15/13	258,494	271,149
FHLMC, VRN, 2.91%, 4/15/13	369,404	389,129
FHLMC, VRN, 3.27%, 4/15/13	214,667	226,900
FHLMC, VRN, 3.28%, 4/15/13	631,386	658,478
FHLMC, VRN, 3.81%, 4/15/13	649,351	688,144
FHLMC, VRN, 4.03%, 4/15/13	404,347	430,836
FHLMC, VRN, 5.20%, 4/15/13	560,626	598,864
FHLMC, VRN, 5.43%, 4/15/13	222,621	238,854
FHLMC, VRN, 5.79%, 4/15/13	750,712	797,217
FHLMC, VRN, 5.97%, 4/15/13	898,176	973,162
FHLMC, VRN, 6.14%, 4/15/13	285,552	308,946
FNMA, VRN, 2.72%, 4/25/13	676,330	706,348
FNMA, VRN, 3.35%, 4/25/13	253,024	268,702
FNMA, VRN, 3.85%, 4/25/13	536,784	570,152
FNMA, VRN, 3.93%, 4/25/13	417,476	443,392
FNMA, VRN, 5.43%, 4/25/13	420,562	454,480
		9,303,475
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 28.2%
FHLMC, 4.50%, 6/1/21	74,524	79,656
FHLMC, 5.50%, 1/1/38	58,660	63,705
FHLMC, 5.50%, 4/1/38	287,342	311,250
FHLMC, 4.00%, 4/1/41	1,489,493	1,637,217
FHLMC, 6.50%, 7/1/47	2,240	2,484
FNMA, 4.00%, 4/11/13(2)	4,000,000	4,265,625
FNMA, 4.50%, 4/11/13(2)	2,500,000	2,694,141
FNMA, 5.00%, 4/11/13(2)	6,500,000	7,042,345
FNMA, 5.50%, 4/11/13(2)	3,000,000	3,272,344
FNMA, 3.00%, 5/13/13(2)	3,000,000	3,086,719
FNMA, 3.50%, 5/13/13(2)	4,500,000	4,741,875
FNMA, 5.00%, 7/1/20	147,068	158,826
FNMA, 5.00%, 7/1/31	1,359,836	1,514,148
FNMA, 4.50%, 10/1/33	793,895	858,209
FNMA, 5.00%, 11/1/33	1,631,164	1,771,323
FNMA, 6.00%, 12/1/33	1,160,965	1,306,763
FNMA, 5.50%, 4/1/34	426,086	469,209
FNMA, 5.50%, 4/1/34	1,337,906	1,473,313
FNMA, 5.00%, 8/1/34	215,671	234,436
FNMA, 5.50%, 8/1/34	473,759	522,743
FNMA, 5.00%, 4/1/35	1,094,328	1,190,549
FNMA, 5.00%, 8/1/35	79,724	86,584
FNMA, 4.50%, 9/1/35	96,152	103,701
FNMA, 5.50%, 7/1/36	89,595	97,851
FNMA, 5.50%, 12/1/36	176,020	192,240
FNMA, 6.00%, 7/1/37	355,160	397,764
FNMA, 6.00%, 8/1/37	273,096	305,191
FNMA, 6.50%, 8/1/37	23,489	25,995
FNMA, 6.00%, 9/1/37	378,137	414,754
FNMA, 6.00%, 11/1/37	444,512	497,835
FNMA, 5.00%, 3/1/38	505,491	547,726
FNMA, 6.50%, 9/1/38	484,965	547,990
FNMA, 5.50%, 1/1/39	769,833	839,808
FNMA, 5.00%, 2/1/39	1,091,903	1,185,577
FNMA, 4.50%, 4/1/39	248,187	277,445
FNMA, 4.50%, 5/1/39	627,336	683,461
FNMA, 6.50%, 5/1/39	23,094	25,842
FNMA, 4.50%, 6/1/39	1,497,405	1,659,889
FNMA, 4.50%, 10/1/39	926,039	1,035,205
FNMA, 4.00%, 10/1/40	840,913	917,016
FNMA, 4.50%, 11/1/40	819,312	906,424
FNMA, 4.00%, 12/1/40	933,475	1,011,829
FNMA, 4.50%, 4/1/41	1,619,789	1,778,849
FNMA, 4.00%, 5/1/41	1,476,331	1,575,107
FNMA, 4.50%, 7/1/41	1,566,862	1,720,725
FNMA, 4.00%, 8/1/41	1,167,391	1,268,662
FNMA, 4.00%, 9/1/41	1,692,007	1,845,662
FNMA, 4.50%, 9/1/41	914,947	1,002,219
FNMA, 3.50%, 10/1/41	1,215,340	1,284,538
FNMA, 4.00%, 12/1/41	875,012	954,474
FNMA, 4.00%, 1/1/42	632,127	681,433
FNMA, 4.00%, 1/1/42	968,710	1,033,826
FNMA, 3.50%, 5/1/42	949,631	1,007,262
FNMA, 3.50%, 6/1/42	968,142	1,029,619
FNMA, 3.50%, 9/1/42	966,835	1,025,510
FNMA, 6.50%, 6/1/47	3,240	3,567
FNMA, 6.50%, 8/1/47	8,203	9,029
FNMA, 6.50%, 8/1/47	4,299	4,732
FNMA, 6.50%, 9/1/47	19,919	21,926
FNMA, 6.50%, 9/1/47	707	779
FNMA, 6.50%, 9/1/47	6,700	7,375
FNMA, 6.50%, 9/1/47	6,577	7,240
FNMA, 6.50%, 9/1/47	3,257	3,585
GNMA, 4.00%, 4/18/13(2)	5,000,000	5,450,976
GNMA, 5.50%, 12/15/32	330,550	364,597
GNMA, 6.00%, 9/20/38	172,952	198,013
GNMA, 5.50%, 12/20/38	435,004	476,343
GNMA, 4.50%, 6/15/39	1,485,914	1,649,875

11

Principal Amount	Value
GNMA, 4.50%, 1/15/40	$959,141	$1,052,687
GNMA, 4.50%, 4/15/40	918,659	1,020,027
GNMA, 4.00%, 11/20/40	2,040,555	2,224,476
GNMA, 4.50%, 7/20/41	2,727,033	3,005,460
GNMA, 3.50%, 6/20/42	3,268,895	3,500,475
GNMA, 3.50%, 7/20/42	2,118,321	2,268,390
		85,934,445
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(Cost $93,532,467)		95,237,920
Corporate Bonds — 30.4%
AEROSPACE AND DEFENSE — 0.3%
L-3 Communications Corp., 5.20%, 10/15/19	50,000	57,119
L-3 Communications Corp., 4.75%, 7/15/20	100,000	110,851
Lockheed Martin Corp., 7.65%, 5/1/16	50,000	60,009
Lockheed Martin Corp., 4.25%, 11/15/19	210,000	236,783
Northrop Grumman Corp., 3.70%, 8/1/14	30,000	31,207
Raytheon Co., 2.50%, 12/15/22	110,000	107,716
Triumph Group, Inc., 8.00%, 11/15/17	50,000	53,875
United Technologies Corp., 6.125%, 2/1/19	80,000	99,963
United Technologies Corp., 3.10%, 6/1/22	70,000	73,565
United Technologies Corp., 5.70%, 4/15/40	60,000	75,897
United Technologies Corp., 4.50%, 6/1/42	90,000	96,503
		1,003,488
AUTO COMPONENTS†
TRW Automotive, Inc., 8.875%, 12/1/17(3)	50,000	54,813
AUTOMOBILES — 0.9%
American Honda Finance Corp., 2.50%, 9/21/15(3)	190,000	197,584
American Honda Finance Corp., 1.50%, 9/11/17(3)	100,000	100,989
Daimler Finance North America LLC, 1.30%, 7/31/15(3)	220,000	221,608
Daimler Finance North America LLC, 2.625%, 9/15/16(3)	180,000	187,859
Ford Motor Co., 4.75%, 1/15/43	50,000	46,864
Ford Motor Credit Co. LLC, 5.625%, 9/15/15	190,000	207,356
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	200,000	220,882
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	360,000	412,755
Toyota Motor Credit Corp., 1.25%, 11/17/14	1,000,000	1,012,898
Volkswagen International Finance NV, 1.625%, 3/22/15(3)	180,000	182,351
		2,791,146
BEVERAGES — 0.9%
Anheuser-Busch InBev Finance, Inc., 4.00%, 1/17/43	50,000	49,193
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 11/15/14	100,000	107,483
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	481,000	633,166
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	200,000	241,695
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	260,000	256,276
Brown-Forman Corp., 3.75%, 1/15/43	60,000	58,377
Coca-Cola Co. (The), 1.80%, 9/1/16	130,000	134,517
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16	120,000	126,629
PepsiCo, Inc., 3.00%, 8/25/21	120,000	126,331
PepsiCo, Inc., 4.875%, 11/1/40	50,000	56,417
PepsiCo, Inc., 3.60%, 8/13/42	130,000	119,917
Pernod-Ricard SA, 2.95%, 1/15/17(3)	190,000	199,807
SABMiller Holdings, Inc., 2.45%, 1/15/17(3)	400,000	416,925
United Technologies Corp., 6.05%, 6/1/36	95,000	122,628
		2,649,361
BIOTECHNOLOGY — 0.4%
Amgen, Inc., 2.125%, 5/15/17	320,000	330,938
Amgen, Inc., 5.85%, 6/1/17	90,000	106,453
Amgen, Inc., 4.10%, 6/15/21	120,000	133,080
Amgen, Inc., 3.625%, 5/15/22	200,000	214,094
Amgen, Inc., 6.40%, 2/1/39	60,000	74,908
Amgen, Inc., 5.375%, 5/15/43	50,000	55,934
Celgene Corp., 3.25%, 8/15/22	100,000	101,412
Gilead Sciences, Inc., 4.40%, 12/1/21	170,000	191,820
		1,208,639

12

Principal Amount	Value
BUILDING PRODUCTS — 0.2%
Masco Corp., 6.125%, 10/3/16	$200,000	$223,540
Masco Corp., 5.95%, 3/15/22	250,000	281,882
		505,422
CAPITAL MARKETS — 0.2%
Ameriprise Financial, Inc., 5.30%, 3/15/20	100,000	119,202
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	343,000	410,048
Jefferies Group LLC, 5.125%, 1/20/23	40,000	42,462
Jefferies Group, Inc., 5.125%, 4/13/18	80,000	87,600
		659,312
CHEMICALS — 0.7%
Ashland, Inc., 4.75%, 8/15/22(3)	200,000	203,500
Ashland, Inc., 4.75%, 8/15/22(3)	110,000	112,200
CF Industries, Inc., 6.875%, 5/1/18	200,000	239,999
Dow Chemical Co. (The), 5.90%, 2/15/15	180,000	196,828
Dow Chemical Co. (The), 2.50%, 2/15/16	60,000	62,535
Dow Chemical Co. (The), 4.25%, 11/15/20	120,000	132,291
Eastman Chemical Co., 2.40%, 6/1/17	190,000	197,496
Eastman Chemical Co., 3.60%, 8/15/22	210,000	218,707
Ecolab, Inc., 3.00%, 12/8/16	90,000	95,761
Ecolab, Inc., 4.35%, 12/8/21	230,000	254,400
EI du Pont de Nemours & Co., 4.15%, 2/15/43	50,000	51,087
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	50,000	52,000
Ineos Finance plc, 8.375%, 2/15/19(3)	300,000	333,000
		2,149,804
COMMERCIAL BANKS — 1.7%
Bank of America N.A., 5.30%, 3/15/17	300,000	336,568
Bank of Nova Scotia, 2.55%, 1/12/17	180,000	188,805
BB&T Corp., 5.70%, 4/30/14	20,000	21,118
BB&T Corp., 3.20%, 3/15/16	55,000	58,534
Capital One Financial Corp., 2.15%, 3/23/15	130,000	132,730
Capital One Financial Corp., 1.00%, 11/6/15	100,000	99,615
Capital One Financial Corp., 4.75%, 7/15/21	160,000	180,959
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	240,000	253,812
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/9/22	250,000	252,390
Fifth Third Bancorp, 6.25%, 5/1/13	120,000	120,546
HSBC Bank plc, 3.50%, 6/28/15(3)	110,000	116,435
ING Bank NV, 2.00%, 9/25/15(3)	200,000	203,323
Intesa Sanpaolo SpA, 3.875%, 1/16/18	150,000	145,261
JPMorgan Chase Bank N.A., 5.875%, 6/13/16	370,000	419,107
KFW, 4.125%, 10/15/14	140,000	148,050
KFW, 2.00%, 6/1/16	380,000	397,138
PNC Funding Corp., 3.625%, 2/8/15	60,000	63,203
PNC Funding Corp., 4.375%, 8/11/20	50,000	56,603
Royal Bank of Scotland plc (The), 4.375%, 3/16/16	180,000	196,059
SunTrust Banks, Inc., 3.60%, 4/15/16	33,000	35,366
Toronto-Dominion Bank (The), 2.50%, 7/14/16	80,000	83,926
Toronto-Dominion Bank (The), 2.375%, 10/19/16	280,000	293,214
U.S. Bancorp., 3.44%, 2/1/16	90,000	95,862
U.S. Bancorp., MTN, 3.00%, 3/15/22	200,000	206,700
U.S. Bancorp., MTN, 2.95%, 7/15/22	70,000	69,857
Wachovia Bank N.A., 4.80%, 11/1/14	34,000	36,155
Wells Fargo & Co., 1.50%, 7/1/15	120,000	122,050
Wells Fargo & Co., 3.68%, 6/15/16	100,000	108,223
Wells Fargo & Co., 2.10%, 5/8/17	330,000	340,766
Wells Fargo & Co., 5.625%, 12/11/17	100,000	118,458
Wells Fargo & Co., 4.60%, 4/1/21	130,000	148,810
Wells Fargo & Co., MTN, 3.50%, 3/8/22	190,000	200,211
		5,249,854

13

Principal Amount	Value
COMMERCIAL SERVICES AND SUPPLIES — 0.3%
Corrections Corp. of America, 7.75%, 6/1/17	$200,000	$210,130
Republic Services, Inc., 3.80%, 5/15/18	40,000	44,058
Republic Services, Inc., 3.55%, 6/1/22	150,000	157,236
Waste Management, Inc., 2.60%, 9/1/16	390,000	409,182
Waste Management, Inc., 4.75%, 6/30/20	70,000	79,650
Waste Management, Inc., 6.125%, 11/30/39	40,000	49,570
		949,826
COMMUNICATIONS EQUIPMENT — 0.1%
Cisco Systems, Inc., 5.90%, 2/15/39	105,000	132,138
Crown Castle International Corp., 5.25%, 1/15/23	200,000	204,250
		336,388
COMPUTERS AND PERIPHERALS — 0.2%
Dell, Inc., 2.30%, 9/10/15	170,000	170,396
Dell, Inc., 3.10%, 4/1/16	30,000	30,234
Hewlett-Packard Co., 2.60%, 9/15/17	400,000	403,692
		604,322
CONSTRUCTION MATERIALS — 0.1%
Covanta Holding Corp., 7.25%, 12/1/20	200,000	221,340
Owens Corning, 4.20%, 12/15/22	140,000	143,563
		364,903
CONSUMER FINANCE — 0.5%
American Express Centurion Bank, 6.00%, 9/13/17	350,000	418,469
American Express Credit Corp., MTN, 2.75%, 9/15/15	180,000	188,360
American Express Credit Corp., MTN, 2.375%, 3/24/17	140,000	146,589
Credit Suisse (New York), 5.50%, 5/1/14	100,000	105,232
Equifax, Inc., 3.30%, 12/15/22	170,000	167,700
John Deere Capital Corp., MTN, 3.15%, 10/15/21	100,000	105,716
PNC Bank N.A., 6.00%, 12/7/17	200,000	238,409
SLM Corp., 6.25%, 1/25/16	110,000	120,732
SLM Corp., MTN, 5.00%, 10/1/13	120,000	122,400
		1,613,607
CONTAINERS AND PACKAGING — 0.3%
Ardagh Packaging Finance plc, 7.375%, 10/15/17(3)	430,000	473,000
Ball Corp., 7.125%, 9/1/16	200,000	212,250
Ball Corp., 6.75%, 9/15/20	150,000	166,125
		851,375
DIVERSIFIED CONSUMER SERVICES — 0.1%
Catholic Health Initiatives, 1.60%, 11/1/17	50,000	50,668
Catholic Health Initiatives, 2.95%, 11/1/22	100,000	101,284
Johns Hopkins University, 4.08%, 7/1/53	55,000	57,105
		209,057
DIVERSIFIED FINANCIAL SERVICES — 4.8%
Ally Financial, Inc., 8.30%, 2/12/15	240,000	267,000
Bank of America Corp., 4.50%, 4/1/15	720,000	763,295
Bank of America Corp., 3.75%, 7/12/16	310,000	329,991
Bank of America Corp., 6.50%, 8/1/16	60,000	69,160
Bank of America Corp., 5.75%, 12/1/17	230,000	266,418
Bank of America Corp., 5.625%, 7/1/20	350,000	409,282
Bank of America Corp., 5.70%, 1/24/22	310,000	363,991
Bank of America Corp., 5.875%, 2/7/42	110,000	131,394
Citigroup, Inc., 6.01%, 1/15/15	300,000	324,987
Citigroup, Inc., 4.75%, 5/19/15	230,000	246,843
Citigroup, Inc., 4.45%, 1/10/17	700,000	771,600
Citigroup, Inc., 5.50%, 2/15/17	170,000	189,278
Citigroup, Inc., 6.125%, 11/21/17	680,000	805,171
Citigroup, Inc., 4.50%, 1/14/22	160,000	178,334
Citigroup, Inc., 4.05%, 7/30/22	80,000	82,860
Deutsche Bank AG (London), 3.875%, 8/18/14	70,000	72,916
General Electric Capital Corp., 3.75%, 11/14/14	270,000	283,634
General Electric Capital Corp., 2.25%, 11/9/15	180,000	186,272
General Electric Capital Corp., 5.625%, 9/15/17	50,000	58,681
General Electric Capital Corp., 2.10%, 12/11/19	50,000	50,941
General Electric Capital Corp., 4.375%, 9/16/20	320,000	358,139

14

Principal Amount	Value
General Electric Capital Corp., MTN, 2.30%, 4/27/17	$150,000	$155,439
General Electric Capital Corp., MTN, 6.00%, 8/7/19	720,000	875,785
General Electric Capital Corp., MTN, 4.65%, 10/17/21	250,000	280,567
General Electric Capital Corp., MTN, 5.875%, 1/14/38	100,000	117,183
Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15	170,000	181,700
Goldman Sachs Group, Inc. (The), 3.70%, 8/1/15	110,000	116,316
Goldman Sachs Group, Inc. (The), 5.95%, 1/18/18	600,000	700,581
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18	160,000	162,438
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20	230,000	262,563
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	630,000	734,276
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	160,000	180,110
HSBC Holdings plc, 5.10%, 4/5/21	250,000	289,525
HSBC Holdings plc, 4.00%, 3/30/22	460,000	496,205
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16	50,000	52,125
JPMorgan Chase & Co., 6.00%, 1/15/18	210,000	249,925
JPMorgan Chase & Co., 4.95%, 3/25/20	200,000	229,746
JPMorgan Chase & Co., 4.25%, 10/15/20	350,000	384,875
JPMorgan Chase & Co., 4.625%, 5/10/21	180,000	201,653
JPMorgan Chase & Co., 3.25%, 9/23/22	130,000	130,157
Morgan Stanley, 6.00%, 4/28/15	300,000	326,946
Morgan Stanley, 4.75%, 3/22/17	360,000	397,595
Morgan Stanley, 6.625%, 4/1/18	180,000	215,500
Morgan Stanley, 5.625%, 9/23/19	100,000	115,210
Morgan Stanley, 5.50%, 7/24/20	100,000	115,406
Morgan Stanley, 5.75%, 1/25/21	250,000	289,527
Morgan Stanley, 4.875%, 11/1/22	50,000	53,144
Morgan Stanley, 3.75%, 2/25/23	100,000	101,362
Royal Bank of Scotland Group plc, 6.125%, 12/15/22	100,000	103,876
Syngenta Finance NV, 3.125%, 3/28/22	100,000	103,330
UBS AG, 7.625%, 8/17/22	400,000	448,022
UBS AG (Stamford Branch), 5.875%, 12/20/17	204,000	242,317
		14,523,591
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.0%
AT&T, Inc., 5.10%, 9/15/14	30,000	31,914
AT&T, Inc., 3.875%, 8/15/21	480,000	520,289
AT&T, Inc., 2.625%, 12/1/22	370,000	358,279
AT&T, Inc., 6.55%, 2/15/39	100,000	124,141
AT&T, Inc., 4.30%, 12/15/42(3)	240,000	224,919
British Telecommunications plc, 5.95%, 1/15/18	300,000	358,163
CenturyLink, Inc., Series Q, 6.15%, 9/15/19	100,000	106,198
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(3)	110,000	112,836
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	200,000	247,651
France Telecom SA, 4.375%, 7/8/14	80,000	83,515
Telecom Italia Capital SA, 7.00%, 6/4/18	30,000	34,021
Telefonica Emisiones SAU, 5.88%, 7/15/19	80,000	88,255
Telefonica Emisiones SAU, 5.46%, 2/16/21	100,000	107,933
Verizon Communications, Inc., 6.10%, 4/15/18	100,000	120,870
Verizon Communications, Inc., 3.50%, 11/1/21	100,000	104,333
Verizon Communications, Inc., 7.35%, 4/1/39	110,000	148,491
Verizon Communications, Inc., 4.75%, 11/1/41	60,000	59,774
Virgin Media Finance plc, 8.375%, 10/15/19	134,000	150,415
Windstream Corp., 7.875%, 11/1/17	40,000	45,900
		3,027,897
ELECTRIC UTILITIES — 0.1%
AES Corp. (The), 8.00%, 10/15/17	150,000	177,188

15

Principal Amount	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.1%
Arrow Electronics, Inc., 3.375%, 11/1/15	$180,000	$187,011
Jabil Circuit, Inc., 7.75%, 7/15/16	170,000	196,563
Jabil Circuit, Inc., 5.625%, 12/15/20	60,000	63,900
		447,474
ENERGY EQUIPMENT AND SERVICES — 0.3%
Ensco plc, 3.25%, 3/15/16	70,000	74,617
Ensco plc, 4.70%, 3/15/21	130,000	145,478
Pride International, Inc., 6.875%, 8/15/20	100,000	125,625
Transocean, Inc., 5.05%, 12/15/16	50,000	55,608
Transocean, Inc., 2.50%, 10/15/17	210,000	212,975
Transocean, Inc., 6.50%, 11/15/20	80,000	92,646
Transocean, Inc., 6.375%, 12/15/21	60,000	70,019
Weatherford International Ltd., 9.625%, 3/1/19	60,000	78,493
		855,461
FOOD AND STAPLES RETAILING — 0.5%
CVS Caremark Corp., 2.75%, 12/1/22	260,000	257,053
Dollar General Corp., 4.125%, 7/15/17	100,000	107,875
Kroger Co. (The), 6.40%, 8/15/17	100,000	119,604
Safeway, Inc., 4.75%, 12/1/21	120,000	129,490
Susser Holdings LLC / Susser Finance Corp., 8.50%, 5/15/16	75,000	78,891
Wal-Mart Stores, Inc., 5.875%, 4/5/27	95,000	125,340
Wal-Mart Stores, Inc., 4.875%, 7/8/40	90,000	101,797
Wal-Mart Stores, Inc., 5.625%, 4/15/41	230,000	289,290
Walgreen Co., 1.00%, 3/13/15	250,000	250,620
Walgreen Co., 1.80%, 9/15/17	100,000	101,373
		1,561,333
FOOD PRODUCTS — 0.5%
Kellogg Co., 4.45%, 5/30/16	70,000	77,084
Kraft Foods Group, Inc., 6.125%, 8/23/18	22,000	26,802
Kraft Foods Group, Inc., 5.375%, 2/10/20	41,000	49,022
Kraft Foods Group, Inc., 5.00%, 6/4/42	110,000	118,615
Kraft Foods, Inc., 5.375%, 2/10/20	138,000	164,517
Mead Johnson Nutrition Co., 3.50%, 11/1/14	200,000	207,739
Mondelez International, Inc., 6.125%, 2/1/18	8,000	9,609
Mondelez International, Inc., 6.50%, 2/9/40	190,000	248,007
TreeHouse Foods, Inc., 7.75%, 3/1/18	325,000	353,031
Tyson Foods, Inc., 6.60%, 4/1/16	100,000	115,059
Tyson Foods, Inc., 4.50%, 6/15/22	180,000	196,763
		1,566,248
GAS UTILITIES — 1.4%
Access Midstream Partners LP / ACMP Finance Corp., 4.875%, 5/15/23	250,000	247,187
El Paso Corp., 6.875%, 6/15/14	50,000	53,218
El Paso Corp., 7.25%, 6/1/18	120,000	138,344
El Paso Pipeline Partners Operating Co. LLC, 4.10%, 11/15/15	200,000	215,648
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	160,000	194,772
Enbridge Energy Partners LP, 6.50%, 4/15/18	60,000	71,682
Enbridge Energy Partners LP, 5.20%, 3/15/20	70,000	79,056
Energy Transfer Partners LP, 5.20%, 2/1/22	80,000	90,033
Energy Transfer Partners LP, 6.50%, 2/1/42	140,000	160,766
Enterprise Products Operating LLC, 3.70%, 6/1/15	70,000	74,137
Enterprise Products Operating LLC, 6.30%, 9/15/17	230,000	276,800
Enterprise Products Operating LLC, 7.03%, 1/15/18	150,000	174,180
Enterprise Products Operating LLC, 4.45%, 2/15/43	150,000	145,082
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	80,000	100,536
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	60,000	70,353
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	100,000	106,529
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	130,000	157,667
Magellan Midstream Partners LP, 6.55%, 7/15/19	170,000	209,910

16

Principal Amount	Value
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	$225,000	$246,937
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50%, 7/15/23	200,000	196,000
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15	40,000	42,979
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	160,000	169,428
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	230,000	228,197
TransCanada PipeLines Ltd., 2.50%, 8/1/22	270,000	263,929
Williams Cos., Inc. (The), 3.70%, 1/15/23	130,000	129,410
Williams Partners LP, 4.125%, 11/15/20	280,000	302,786
		4,145,566
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.1%
Biomet, Inc., 6.50%, 8/1/20(3)	100,000	106,500
Medtronic, Inc., 2.75%, 4/1/23	120,000	119,947
		226,447
HEALTH CARE PROVIDERS AND SERVICES — 1.0%
Aetna, Inc., 2.75%, 11/15/22	160,000	157,005
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	400,000	417,500
Express Scripts Holding Co., 2.65%, 2/15/17	430,000	450,987
Express Scripts, Inc., 7.25%, 6/15/19	320,000	408,897
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22(3)	300,000	336,375
HCA, Inc., 7.875%, 2/15/20	140,000	155,050
HCA, Inc., 7.69%, 6/15/25	50,000	53,625
Healthsouth Corp., 8.125%, 2/15/20	290,000	321,175
NYU Hospitals Center, 4.43%, 7/1/42	100,000	97,836
UnitedHealth Group, Inc., 4.25%, 3/15/43	140,000	138,493
Universal Health Services, Inc., 7.125%, 6/30/16	200,000	229,500
Universal Health Services, Inc., 7.00%, 10/1/18	150,000	163,875
WellPoint, Inc., 3.125%, 5/15/22	110,000	111,043
WellPoint, Inc., 3.30%, 1/15/23	80,000	81,297
WellPoint, Inc., 5.80%, 8/15/40	50,000	58,727
		3,181,385
HOTELS, RESTAURANTS AND LEISURE — 0.2%
Pinnacle Entertainment, Inc., 8.75%, 5/15/20	50,000	55,188
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	384,000	390,720
Wyndham Worldwide Corp., 2.95%, 3/1/17	150,000	154,554
Yum! Brands, Inc., 3.75%, 11/1/21	30,000	31,478
		631,940
HOUSEHOLD DURABLES — 0.2%
D.R. Horton, Inc., 3.625%, 2/15/18	200,000	202,500
Mohawk Industries, Inc., 3.85%, 2/1/23	200,000	204,467
Toll Brothers Finance Corp., 6.75%, 11/1/19	90,000	105,507
		512,474
INDUSTRIAL CONGLOMERATES — 0.2%
Bombardier, Inc., 7.50%, 3/15/18(3)	100,000	114,625
Bombardier, Inc., 5.75%, 3/15/22(3)	50,000	51,563
General Electric Co., 5.25%, 12/6/17	220,000	258,086
General Electric Co., 2.70%, 10/9/22	80,000	80,234
General Electric Co., 4.125%, 10/9/42	100,000	100,870
SPX Corp., 7.625%, 12/15/14	50,000	54,750
		660,128
INSURANCE — 1.4%
Allstate Corp. (The), 7.45%, 5/16/19	60,000	79,028
Allstate Corp. (The), 5.20%, 1/15/42	180,000	208,429
American International Group, Inc., 3.65%, 1/15/14	50,000	51,191
American International Group, Inc., 5.85%, 1/16/18	322,000	377,901
American International Group, Inc., 6.40%, 12/15/20	260,000	322,685
American International Group, Inc., 4.875%, 6/1/22	300,000	340,253
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21	130,000	146,535

17

Principal Amount	Value
Berkshire Hathaway, Inc., 3.75%, 8/15/21	$40,000	$43,516
Berkshire Hathaway, Inc., 3.00%, 5/15/22	200,000	204,410
Berkshire Hathaway, Inc., 4.50%, 2/11/43	80,000	81,131
Genworth Financial, Inc., 7.20%, 2/15/21	50,000	58,340
Hartford Financial Services Group, Inc., 5.50%, 10/15/16	110,000	124,574
Hartford Financial Services Group, Inc., 5.125%, 4/15/22	70,000	80,944
Hartford Financial Services Group, Inc., 5.95%, 10/15/36	60,000	70,381
ING U.S., Inc., 5.50%, 7/15/22(3)	150,000	166,374
International Lease Finance Corp., 4.875%, 4/1/15	100,000	105,250
International Lease Finance Corp., 5.75%, 5/15/16	70,000	75,957
International Lease Finance Corp., 8.75%, 3/15/17	50,000	59,063
Liberty Mutual Group, Inc., 4.95%, 5/1/22(3)	70,000	76,948
Liberty Mutual Group, Inc., 6.50%, 5/1/42(3)	100,000	114,518
Lincoln National Corp., 6.25%, 2/15/20	160,000	193,981
Markel Corp., 4.90%, 7/1/22	212,000	236,020
MetLife, Inc., 6.75%, 6/1/16	100,000	117,654
MetLife, Inc., 1.76%, 12/15/17	110,000	111,526
MetLife, Inc., 4.125%, 8/13/42	110,000	103,583
Metropolitan Life Global Funding I, 3.00%, 1/10/23(3)	140,000	140,646
Principal Financial Group, Inc., 3.30%, 9/15/22	80,000	81,531
Prudential Financial, Inc., 7.375%, 6/15/19	115,000	147,924
Prudential Financial, Inc., 5.375%, 6/21/20	110,000	130,003
Prudential Financial, Inc., 5.625%, 5/12/41	90,000	103,001
Prudential Financial, Inc., MTN, 5.70%, 12/14/36	45,000	51,782
		4,205,079
INTERNET SOFTWARE AND SERVICES — 0.1%
IAC/InterActiveCorp, 4.75%, 12/15/22(3)	180,000	176,850
IT SERVICES — 0.2%
Fidelity National Information Services, Inc., 7.625%, 7/15/17	125,000	134,375
Fidelity National Information Services, Inc., 5.00%, 3/15/22	140,000	149,275
International Business Machines Corp., 1.95%, 7/22/16	400,000	415,282
		698,932
LIFE SCIENCES TOOLS AND SERVICES†
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	50,000	51,847
MACHINERY — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	220,000	225,992
Deere & Co., 5.375%, 10/16/29	110,000	136,608
		362,600
MEDIA — 2.1%
CBS Corp., 4.85%, 7/1/42	150,000	146,686
CC Holdings GS V LLC, 2.38%, 12/15/17(3)	190,000	191,525
CC Holdings GS V LLC, 3.85%, 4/15/23(3)	160,000	161,648
CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	235,000	254,094
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	100,000	98,750
Comcast Corp., 5.90%, 3/15/16	400,000	458,017
Comcast Corp., 6.40%, 5/15/38	80,000	101,114
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14	120,000	126,989
Discovery Communications LLC, 5.625%, 8/15/19	200,000	237,605
DISH DBS Corp., 7.00%, 10/1/13	100,000	102,812
DISH DBS Corp., 7.125%, 2/1/16	260,000	290,225
DISH DBS Corp., 4.625%, 7/15/17	110,000	114,675
DISH DBS Corp., 6.75%, 6/1/21	30,000	33,488
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17	100,000	107,500
Lamar Media Corp., 9.75%, 4/1/14	90,000	97,425

18

Principal Amount	Value
Lamar Media Corp., 7.875%, 4/15/18	$50,000	$54,687
Lamar Media Corp., 5.00%, 5/1/23	300,000	301,500
NBCUniversal Media LLC, 5.15%, 4/30/20	180,000	213,769
NBCUniversal Media LLC, 4.375%, 4/1/21	610,000	687,937
NBCUniversal Media LLC, 2.875%, 1/15/23	360,000	357,862
News America, Inc., 3.00%, 9/15/22	150,000	148,717
News America, Inc., 6.90%, 8/15/39	220,000	281,461
Omnicom Group, Inc., 3.625%, 5/1/22	40,000	40,996
Qwest Corp., 7.50%, 10/1/14	80,000	87,228
SBA Telecommunications, Inc., 8.25%, 8/15/19	65,000	71,987
Sinclair Television Group, Inc., 9.25%, 11/1/17(3)	50,000	54,438
Sirius XM Radio, Inc., 8.75%, 4/1/15(3)	100,000	111,750
Sirius XM Radio, Inc., 5.25%, 8/15/22(3)	100,000	102,750
Time Warner Cable, Inc., 6.75%, 7/1/18	230,000	283,482
Time Warner Cable, Inc., 4.50%, 9/15/42	180,000	164,545
Time Warner, Inc., 3.15%, 7/15/15	140,000	147,523
Time Warner, Inc., 3.40%, 6/15/22	70,000	72,377
Time Warner, Inc., 7.70%, 5/1/32	100,000	136,831
Time Warner, Inc., 4.90%, 6/15/42	250,000	252,549
Viacom, Inc., 4.375%, 9/15/14	110,000	115,705
Viacom, Inc., 4.50%, 3/1/21	140,000	155,156
Viacom, Inc., 3.125%, 6/15/22	50,000	50,198
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	160,000	158,697
		6,574,698
METALS AND MINING — 0.8%
Alcoa, Inc., 5.40%, 4/15/21	100,000	103,790
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20	70,000	74,241
ArcelorMittal, 5.75%, 8/5/20	105,000	111,001
Barrick North America Finance LLC, 4.40%, 5/30/21	80,000	85,625
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	100,000	105,909
FMG Resources Pty Ltd., 7.00%, 11/1/15(3)	570,000	599,925
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23(3)	130,000	130,732
Newmont Mining Corp., 3.50%, 3/15/22	150,000	151,406
Newmont Mining Corp., 6.25%, 10/1/39	80,000	92,338
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20	60,000	63,375
Southern Copper Corp., 5.25%, 11/8/42	70,000	66,737
Steel Dynamics, Inc., 7.625%, 3/15/20	100,000	111,500
Teck Resources Ltd., 5.375%, 10/1/15	50,000	54,958
Teck Resources Ltd., 3.15%, 1/15/17	70,000	72,996
Vale Overseas Ltd., 5.625%, 9/15/19	170,000	192,641
Vale Overseas Ltd., 4.625%, 9/15/20	240,000	255,536
Xstrata Canada Financial Corp., 4.95%, 11/15/21(3)	130,000	140,150
		2,412,860
MULTI-UTILITIES — 1.7%
Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.00%, 6/1/16(3)	200,000	210,750
Calpine Corp., 7.25%, 10/15/17(3)	211,000	224,715
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	120,000	112,217
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17	109,000	123,646
CMS Energy Corp., 4.25%, 9/30/15	50,000	53,924
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	110,000	109,156
Constellation Energy Group, Inc., 5.15%, 12/1/20	130,000	148,759
Consumers Energy Co., 2.85%, 5/15/22	50,000	51,811
Dominion Resources, Inc., 2.25%, 9/1/15	200,000	207,052
Dominion Resources, Inc., 6.40%, 6/15/18	120,000	148,491
Dominion Resources, Inc., 2.75%, 9/15/22	130,000	130,268
Dominion Resources, Inc., 4.90%, 8/1/41	220,000	243,644
DPL, Inc., 6.50%, 10/15/16	230,000	243,800
Duke Energy Carolinas LLC, Series C, 7.00%, 11/15/18	50,000	64,853

19

Principal Amount	Value
Duke Energy Corp., 3.95%, 9/15/14	$150,000	$156,974
Duke Energy Corp., 1.625%, 8/15/17	180,000	181,862
Duke Energy Corp., 3.55%, 9/15/21	380,000	404,994
Edison International, 3.75%, 9/15/17	100,000	109,109
Exelon Generation Co. LLC, 5.20%, 10/1/19	110,000	124,739
Florida Power Corp., 6.35%, 9/15/37	70,000	92,939
Florida Power Corp., 3.85%, 11/15/42	130,000	124,581
Georgia Power Co., 4.30%, 3/15/42	70,000	70,648
Ipalco Enterprises, Inc., 5.00%, 5/1/18	40,000	43,400
Niagara Mohawk Power Corp., 4.88%, 8/15/19(3)	40,000	46,451
Nisource Finance Corp., 4.45%, 12/1/21	60,000	66,214
Nisource Finance Corp., 5.25%, 2/15/43	40,000	42,139
Northern States Power Co., 3.40%, 8/15/42	100,000	91,398
NRG Energy, Inc., 7.625%, 1/15/18	225,000	257,062
Pacific Gas & Electric Co., 3.25%, 9/15/21	150,000	159,049
Pacific Gas & Electric Co., 5.80%, 3/1/37	85,000	104,159
PacifiCorp, 6.00%, 1/15/39	90,000	118,019
Progress Energy, Inc., 3.15%, 4/1/22	80,000	81,733
Public Service Company of Colorado, 4.75%, 8/15/41	30,000	34,049
San Diego Gas & Electric Co., 3.00%, 8/15/21	70,000	74,395
Sempra Energy, 6.50%, 6/1/16	88,000	102,644
Sempra Energy, 9.80%, 2/15/19	30,000	42,240
Sempra Energy, 2.875%, 10/1/22	130,000	130,000
Southern California Edison Co., 5.625%, 2/1/36	70,000	86,991
Southern Power Co., 5.15%, 9/15/41	40,000	44,883
Wisconsin Electric Power Co., 2.95%, 9/15/21	150,000	158,097
Xcel Energy, Inc., 4.80%, 9/15/41	60,000	67,079
		5,088,934
MULTILINE RETAIL†
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	38,000	44,191
Target Corp., 4.00%, 7/1/42	80,000	78,319
		122,510
OFFICE ELECTRONICS†
Xerox Corp., 5.65%, 5/15/13	30,000	30,166
OIL, GAS AND CONSUMABLE FUELS — 2.3%
Alpha Natural Resources, Inc., 6.00%, 6/1/19	300,000	278,250
Anadarko Petroleum Corp., 5.95%, 9/15/16	180,000	207,383
Anadarko Petroleum Corp., 6.45%, 9/15/36	80,000	98,793
Apache Corp., 2.625%, 1/15/23	220,000	214,593
Apache Corp., 4.75%, 4/15/43	90,000	92,551
Bill Barrett Corp., 9.875%, 7/15/16	150,000	161,250
Bill Barrett Corp., 7.00%, 10/15/22	250,000	263,125
BP Capital Markets plc, 2.25%, 11/1/16	160,000	166,621
BP Capital Markets plc, 1.85%, 5/5/17	100,000	102,650
BP Capital Markets plc, 4.50%, 10/1/20	80,000	91,608
Cenovus Energy, Inc., 4.50%, 9/15/14	50,000	52,668
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19(3)	250,000	258,750
ConocoPhillips, 5.75%, 2/1/19	160,000	196,103
ConocoPhillips Holding Co., 6.95%, 4/15/29	110,000	149,173
Denbury Resources, Inc., 8.25%, 2/15/20	100,000	112,500
Denbury Resources, Inc., 4.625%, 7/15/23	140,000	135,275
Devon Energy Corp., 1.875%, 5/15/17	130,000	131,442
Devon Energy Corp., 5.60%, 7/15/41	130,000	142,797
EOG Resources, Inc., 5.625%, 6/1/19	60,000	73,052
FMC Technologies, Inc., 2.00%, 10/1/17	120,000	120,928
Hess Corp., 6.00%, 1/15/40	40,000	44,945
Marathon Petroleum Corp., 3.50%, 3/1/16	60,000	64,157
Newfield Exploration Co., 6.875%, 2/1/20	120,000	129,300

20

Principal Amount	Value
Nexen, Inc., 6.20%, 7/30/19	$110,000	$137,539
Noble Energy, Inc., 4.15%, 12/15/21	220,000	242,471
Occidental Petroleum Corp., 2.70%, 2/15/23	110,000	110,418
Peabody Energy Corp., 6.00%, 11/15/18	100,000	106,625
Peabody Energy Corp., 6.50%, 9/15/20	5,000	5,350
Pemex Project Funding Master Trust, 6.625%, 6/15/35	100,000	120,250
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20	180,000	199,249
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	370,000	401,308
Petroleos Mexicanos, 6.00%, 3/5/20	105,000	124,425
Petroleos Mexicanos, 4.875%, 1/24/22	200,000	222,000
Petroleos Mexicanos, 3.50%, 1/30/23(3)	70,000	70,000
Petroleos Mexicanos, 6.50%, 6/2/41	70,000	82,775
Petroleos Mexicanos, 5.50%, 6/27/44(3)	80,000	82,720
Phillips 66, 4.30%, 4/1/22	260,000	286,149
Pioneer Natural Resources Co., 3.95%, 7/15/22	250,000	261,706
SandRidge Energy, Inc., 8.75%, 1/15/20	225,000	243,562
Shell International Finance BV, 2.375%, 8/21/22	160,000	159,197
Shell International Finance BV, 3.625%, 8/21/42	100,000	97,365
Statoil ASA, 2.45%, 1/17/23	220,000	217,060
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 3/15/20	150,000	162,750
Talisman Energy, Inc., 7.75%, 6/1/19	180,000	228,572
Tesoro Corp., 5.375%, 10/1/22	100,000	104,750
		6,954,155
PAPER AND FOREST PRODUCTS — 0.3%
Domtar Corp., 4.40%, 4/1/22	190,000	190,070
Georgia-Pacific LLC, 5.40%, 11/1/20(3)	360,000	426,877
International Paper Co., 6.00%, 11/15/41	170,000	198,831
		815,778
PERSONAL PRODUCTS — 0.1%
Avon Products, Inc., 4.60%, 3/15/20	50,000	52,056
Procter & Gamble Co. (The), 1.45%, 8/15/16	120,000	123,046
		175,102
PHARMACEUTICALS — 0.8%
AbbVie, Inc., 1.20%, 11/6/15(3)	80,000	80,673
AbbVie, Inc., 1.75%, 11/6/17(3)	320,000	324,391
AbbVie, Inc., 4.40%, 11/6/42(3)	70,000	70,998
Actavis, Inc., 4.625%, 10/1/42	70,000	71,022
Bristol-Myers Squibb Co., 3.25%, 8/1/42	200,000	176,312
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	200,000	204,596
Merck & Co., Inc., 2.40%, 9/15/22	290,000	288,660
Merck & Co., Inc., 3.60%, 9/15/42	30,000	28,614
Mylan, Inc., 3.125%, 1/15/23(3)	140,000	138,247
Roche Holdings, Inc., 6.00%, 3/1/19(3)	370,000	460,995
Roche Holdings, Inc., 7.00%, 3/1/39(3)	160,000	233,490
Sanofi, 4.00%, 3/29/21	100,000	111,530
Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	40,000	40,298
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14	170,000	179,394
		2,409,220
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.1%
American Tower Corp., 4.50%, 1/15/18	115,000	126,669
American Tower Corp., 4.70%, 3/15/22	200,000	217,900
Boston Properties LP, 5.00%, 6/1/15	150,000	163,263
BRE Properties, Inc., 3.375%, 1/15/23	200,000	199,168
Developers Diversified Realty Corp., 4.75%, 4/15/18	240,000	265,748
Digital Realty Trust LP, 4.50%, 7/15/15	70,000	74,417
Essex Portfolio LP, 3.625%, 8/15/22(3)	170,000	169,326
HCP, Inc., 3.75%, 2/1/16	250,000	267,049
Health Care REIT, Inc., 2.25%, 3/15/18	200,000	202,144
Health Care REIT, Inc., 3.75%, 3/15/23	300,000	302,754

21

Principal Amount	Value
Host Hotels & Resorts LP, 6.00%, 10/1/21	$165,000	$191,606
Kilroy Realty LP, 3.80%, 1/15/23	230,000	236,207
Reckson Operating Partnership LP, 6.00%, 3/31/16	100,000	109,655
Reckson Operating Partnership LP, 7.75%, 3/15/20	115,000	141,448
Simon Property Group LP, 5.75%, 12/1/15	240,000	268,156
UDR, Inc., 4.25%, 6/1/18	70,000	77,071
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15	70,000	74,042
Ventas Realty LP/Ventas Capital Corp., 4.00%, 4/30/19	150,000	164,000
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	80,000	89,109
Ventas Realty LP/Ventas Capital Corp., 3.25%, 8/15/22	60,000	59,883
WEA Finance LLC, 4.625%, 5/10/21(3)	70,000	78,260
		3,477,875
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.1%
ProLogis LP, 6.625%, 12/1/19	130,000	157,643
ROAD AND RAIL — 0.5%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	127,000	137,513
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	50,000	54,395
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	200,000	216,438
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	120,000	122,099
CSX Corp., 4.25%, 6/1/21	150,000	169,089
Norfolk Southern Corp., 5.75%, 4/1/18	110,000	132,004
Norfolk Southern Corp., 3.25%, 12/1/21	130,000	136,096
Penske Truck Leasing Co. LP/PTL Finance Corp., 2.50%, 7/11/14(3)	200,000	203,218
Penske Truck Leasing Co. LP/PTL Finance Corp., 2.50%, 3/15/16(3)	80,000	82,006
Penske Truck Leasing Co. LP/PTL Finance Corp., 2.875%, 7/17/18(3)	50,000	51,072
Union Pacific Corp., 4.875%, 1/15/15	200,000	214,507
Union Pacific Corp., 4.75%, 9/15/41	110,000	120,585
		1,639,022
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 0.1%
Intel Corp., 1.35%, 12/15/17	170,000	170,850
SOFTWARE — 0.2%
Intuit, Inc., 5.75%, 3/15/17	220,000	252,264
Oracle Corp., 5.75%, 4/15/18	200,000	241,706
Oracle Corp., 2.50%, 10/15/22	215,000	211,673
		705,643
SPECIALTY RETAIL — 0.4%
Home Depot, Inc. (The), 5.95%, 4/1/41	270,000	345,038
Rent-A-Center, Inc., 6.625%, 11/15/20	200,000	216,000
Staples, Inc., 4.375%, 1/12/23	150,000	151,748
Toys “R” Us Property Co. II LLC, 8.50%, 12/1/17	100,000	106,125
United Rentals North America, Inc., 5.75%, 7/15/18	280,000	304,850
		1,123,761
TEXTILES, APPAREL AND LUXURY GOODS — 0.2%
Gap, Inc. (The), 5.95%, 4/12/21	30,000	34,369
Hanesbrands, Inc., 6.375%, 12/15/20	60,000	65,625
L Brands, Inc., 6.90%, 7/15/17	250,000	288,438
Phillips-Van Heusen Corp., 7.375%, 5/15/20	50,000	56,000
Polymer Group, Inc., 7.75%, 2/1/19	225,000	246,375
PVH Corp., 4.50%, 12/15/22	90,000	89,325
		780,132
TOBACCO — 0.2%
Altria Group, Inc., 9.25%, 8/6/19	55,000	76,801
Altria Group, Inc., 2.85%, 8/9/22	390,000	384,469
Philip Morris International, Inc., 4.125%, 5/17/21	120,000	134,298
		595,568
WIRELESS TELECOMMUNICATION SERVICES — 0.4%
Alltel Corp., 7.875%, 7/1/32	10,000	14,742
America Movil SAB de CV, 5.00%, 3/30/20	100,000	113,030
America Movil SAB de CV, 3.125%, 7/16/22	310,000	304,995
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14	230,000	239,047
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	160,000	213,278

22

Principal Amount	Value
Vodafone Group plc, 5.625%, 2/27/17	$140,000	$162,429
Vodafone Group plc, 2.50%, 9/26/22	70,000	67,665
		1,115,186
TOTAL CORPORATE BONDS (Cost $87,783,346)		92,562,860
U.S. Treasury Securities — 29.3%
U.S. Treasury Bonds, 5.375%, 2/15/31	6,350,000	8,843,366
U.S. Treasury Bonds, 4.625%, 2/15/40	450,000	586,969
U.S. Treasury Bonds, 3.125%, 11/15/41	600,000	604,875
U.S. Treasury Bonds, 2.75%, 11/15/42	3,000,000	2,787,189
U.S. Treasury Bonds, 3.125%, 2/15/43	1,600,000	1,606,750
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	1,419,418	1,532,084
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	2,303,174	2,513,878
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	1,396,710	1,509,975
U.S. Treasury Notes, 3.625%, 5/15/13	2,000,000	2,008,828
U.S. Treasury Notes, 0.75%, 8/15/13	3,500,000	3,508,750
U.S. Treasury Notes, 0.75%, 9/15/13	6,500,000	6,519,806
U.S. Treasury Notes, 0.50%, 10/15/13	4,000,000	4,009,064
U.S. Treasury Notes, 0.75%, 12/15/13	800,000	803,500
U.S. Treasury Notes, 1.25%, 2/15/14	700,000	706,754
U.S. Treasury Notes, 1.25%, 3/15/14	800,000	808,344
U.S. Treasury Notes, 1.25%, 4/15/14	1,800,000	1,820,250
U.S. Treasury Notes, 0.50%, 10/15/14	7,700,000	7,733,687
U.S. Treasury Notes, 0.375%, 11/15/15	600,000	601,031
U.S. Treasury Notes, 0.375%, 1/15/16	1,000,000	1,001,250
U.S. Treasury Notes, 0.375%, 3/15/16	1,000,000	1,000,860
U.S. Treasury Notes, 1.50%, 6/30/16	1,250,000	1,294,141
U.S. Treasury Notes, 1.50%, 7/31/16	2,100,000	2,174,976
U.S. Treasury Notes, 0.875%, 1/31/17	5,500,000	5,574,338
U.S. Treasury Notes, 0.875%, 2/28/17	3,500,000	3,546,484
U.S. Treasury Notes, 0.75%, 6/30/17	1,000,000	1,006,094
U.S. Treasury Notes, 0.50%, 7/31/17	4,500,000	4,476,447
U.S. Treasury Notes, 2.375%, 7/31/17	500,000	537,539
U.S. Treasury Notes, 0.75%, 10/31/17	4,850,000	4,866,296
U.S. Treasury Notes, 1.875%, 10/31/17	1,000,000	1,054,219
U.S. Treasury Notes, 0.75%, 12/31/17(4)	5,300,000	5,310,351
U.S. Treasury Notes, 0.875%, 1/31/18	2,600,000	2,618,281
U.S. Treasury Notes, 0.75%, 2/28/18	1,850,000	1,850,723
U.S. Treasury Notes, 2.625%, 4/30/18	265,000	289,471
U.S. Treasury Notes, 1.375%, 9/30/18	700,000	719,305
U.S. Treasury Notes, 2.00%, 2/15/23	3,400,000	3,446,220
TOTAL U.S. TREASURY SECURITIES (Cost $88,574,583)		89,272,095
Commercial Mortgage-Backed Securities(1) — 5.8%
Banc of America Commercial Mortgage, Inc., Series 2003-2, Class B, VRN, 5.18%, 4/1/13	200,000	204,379
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42	86,297	87,037
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 4/1/13	250,000	274,175
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 4/1/13	200,000	220,277
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(3)	300,000	305,244
BB-UBS Trust, Series 2012-SHOW, Class A, 3.43%, 11/5/36(3)	525,000	532,216

23

Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR3, Class A4 SEQ, 4.72%, 2/11/41	$88,738	$90,340
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A2 SEQ, 2.16%, 10/15/21	230,000	238,712
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A3, VRN, 5.22%, 4/1/13	150,000	152,713
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AM, VRN, 5.22%, 4/1/13	780,000	858,374
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, VRN, 5.42%, 4/1/13	725,000	750,652
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 4/1/13	43,611	43,720
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3 SEQ, 4.57%, 8/10/42	283,835	283,623
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 4/1/13	300,000	317,025
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VRN, 4.86%, 4/1/13	664,000	706,828
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 4/1/13	750,000	783,976
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	680,700	727,167
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	950,000	1,012,851
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(3)	600,000	635,622
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	532,253	546,058
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36	950,000	975,753
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.51%, 4/11/13	400,000	420,310
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 4/11/13	75,000	80,326
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A4 SEQ, 5.00%, 4/15/30	170,723	174,232
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 SEQ, 4.74%, 7/15/30	300,000	320,626
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/11/13	700,000	761,001
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 4/11/13	576,000	634,005
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, 2/15/46	200,000	203,586
Morgan Stanley Capital I, Series 2003-IQ6, Class A4 SEQ, 4.97%, 12/15/41	614,481	625,325
Morgan Stanley Capital I, Series 2004-T13, Class A4 SEQ, 4.66%, 9/13/45	718,844	730,253
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42	126,404	126,388
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	555,016	584,187
Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class A3, VRN, 5.23%, 4/1/13	34,612	34,573
Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class A4, VRN, 5.31%, 4/1/13	1,050,000	1,092,323
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	169,553	171,839
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	1,185,000	1,251,277
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, VRN, 5.18%, 4/1/13	624,000	679,738
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $17,584,420)		17,636,731

24

Principal Amount	Value
Collateralized Mortgage Obligations(1) — 5.1%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 4.6%
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	$180,474	$141,603
Banc of America Funding Corp., Series 2004-2, Class 3A1, 5.50%, 9/20/34	536,279	561,458
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	145,028	148,691
Banc of America Mortgage Securities, Inc., Series 2004-L, Class 2A1, VRN, 2.99%, 4/1/13	512,879	512,808
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	450,000	473,622
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.86%, 4/1/13	274,560	267,011
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.37%, 4/1/13	476,958	466,583
Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36	71,880	73,331
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.31%, 4/1/13	410,426	409,677
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	403,810	415,659
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	12,962	12,983
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35	52,408	53,759
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.81%, 4/1/13	73,368	73,755
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.36%, 4/1/13	373,509	375,616
GSR Mortgage Loan Trust, Series 2005-6F, Class 3A15, 5.50%, 7/25/35	31,269	31,509
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.66%, 4/1/13	564,945	583,585
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.05%, 4/1/13	293,878	291,512
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.02%, 4/1/13	925,874	865,287
JPMorgan Mortgage Trust, Series 2005-S2, Class 3A1, VRN, 6.89%, 4/1/13	114,051	115,356
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2, VRN, 2.50%, 4/1/13(3)	750,000	762,861
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.63%, 4/1/13	349,320	365,151
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/13	282,807	290,325
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 1A14, 5.25%, 1/25/34	214,771	221,526
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34	233,300	245,272
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-K, Class 2A6, VRN, 4.73%, 4/1/13	364,939	376,031
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	205,797	214,424
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	208,606	207,983
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	91,027	95,529
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.68%, 4/1/13	771,292	795,845
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A19 SEQ, 6.00%, 8/25/36	46,595	46,603
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	367,997	382,149

25

Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	$765,939	$793,852
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	209,118	208,869
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-3, Class A9 SEQ, 5.50%, 3/25/36	371,137	373,240
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 5.29%, 4/1/13	230,423	212,960
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 5.41%, 4/1/13	155,670	155,328
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 2.64%, 4/1/13	615,466	615,825
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A5, 6.00%, 7/25/37	248,577	250,892
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	720,122	738,633
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	437,658	470,569
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	92,850	96,031
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.04%, 4/1/13	232,247	237,654
		14,031,357
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5%
FHLMC, Series 2684, Class FP, VRN, 0.70%, 4/15/13	495,888	497,323
FHLMC, Series 3397, Class GF, VRN, 0.70%, 4/15/13	374,771	378,884
FNMA, Series 2006-43, Class FM, VRN, 0.50%, 4/25/13	136,652	137,001
FNMA, Series 2007-36, Class FB, VRN, 0.60%, 4/25/13	600,773	607,126
		1,620,334
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $15,101,470)		15,651,691
Sovereign Governments and Agencies — 2.1%
BRAZIL — 0.4%
Brazilian Government International Bond, 5.875%, 1/15/19	370,000	446,775
Brazilian Government International Bond, 4.875%, 1/22/21	580,000	675,700
Brazilian Government International Bond, 5.625%, 1/7/41	100,000	117,500
		1,239,975
CANADA — 0.1%
Province of Ontario Canada, 5.45%, 4/27/16	100,000	114,592
Province of Ontario Canada, 1.60%, 9/21/16	200,000	205,975
		320,567
CHILE — 0.1%
Chile Government International Bond, 3.25%, 9/14/21	120,000	126,540
Chile Government International Bond, 3.625%, 10/30/42	200,000	185,800
		312,340
COLOMBIA — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21	230,000	257,830
ITALY — 0.1%
Italy Government International Bond, 6.875%, 9/27/23	80,000	93,011
MEXICO — 0.4%
Mexico Government International Bond, 5.625%, 1/15/17	70,000	80,850
Mexico Government International Bond, 5.95%, 3/19/19	250,000	303,750
Mexico Government International Bond, 5.125%, 1/15/20	470,000	552,720
Mexico Government International Bond, 6.05%, 1/11/40	100,000	124,250
Mexico Government International Bond, MTN, 4.75%, 3/8/44	220,000	228,800
		1,290,370

26

		Principal Amount	Value
PERU — 0.1%
Peruvian Government International Bond, 6.55%, 3/14/37		$60,000	$81,600
Peruvian Government International Bond, 5.625%, 11/18/50		150,000	180,150
			261,750
POLAND — 0.1%
Poland Government International Bond, 3.875%, 7/16/15		40,000	42,518
Poland Government International Bond, 5.125%, 4/21/21		60,000	69,450
Poland Government International Bond, 3.00%, 3/17/23		130,000	126,230
			238,198
SOUTH KOREA — 0.1%
Export-Import Bank of Korea, 3.75%, 10/20/16		110,000	119,361
Korea Development Bank (The), 3.25%, 3/9/16		100,000	106,047
Korea Development Bank (The), 4.00%, 9/9/16		70,000	76,431
			301,839
UNITED KINGDOM — 0.6%
United Kingdom Gilt, 4.50%, 12/7/42	GBP	985,000	1,900,720
URUGUAY†
Uruguay Government International Bond, 4.125%, 11/20/45		$80,000	74,400
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $6,046,083)			6,291,000
Municipal Securities — 1.3%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47		65,000	$74,396
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50		150,000	201,857
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40		150,000	204,817
California GO, (Building Bonds), 6.65%, 3/1/22		40,000	50,639
California GO, (Building Bonds), 7.55%, 4/1/39	130,000	188,596
California GO, (Building Bonds), 7.30%, 10/1/39	10,000	13,995
California GO, (Building Bonds), 7.60%, 11/1/40	25,000	36,654
Illinois GO, 5.88%, 3/1/19	55,000	63,391
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	220,000	218,150
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	25,000	28,509
Kansas State Department of Transportation Highway Rev., Series 2010A, (Building Bonds), 4.60%, 9/1/35	45,000	51,114
Los Angeles Community College District GO, (Building Bonds), 6.75%, 8/1/49	150,000	215,713
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	10,000	12,397
Maryland State Transportation Authority Rev., (Building Bonds), 5.75%, 7/1/41	50,000	62,491
Metropolitan Transportation Authority Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40	80,000	105,062
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	50,000	66,350
Missouri Highway & Transit Commission Rev., (Building Bonds), 5.45%, 5/1/33	50,000	60,847
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	240,000	352,082
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	40,000	57,138
New York City Municipal Water Finance Authority Rev., (Building Bonds), 5.95%, 6/15/42	80,000	107,609
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37	75,000	99,302
Ohio State University (The) Rev., Series 2011 A, 4.80%, 6/1/11	155,000	166,284

27

	Principal Amount	Value
Ohio State University Riverwatch Tower Suite B Rev., (Building Bonds), 4.91%, 6/1/40	$110,000	$127,171
Ohio Water Development Authority Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34	80,000	92,408
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	40,000	51,507
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49	175,000	210,017
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	75,000	83,416
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	210,000	211,048
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	175,000	217,520
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	150,000	184,727
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	85,000	98,456
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39	50,000	65,602
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	50,000	62,540
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	100,000	122,599
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40	90,000	108,025
TOTAL MUNICIPAL SECURITIES (Cost $3,411,828)		4,072,429

	Principal Amount/ Shares	Value
U.S. Government Agency Securities†
FHLMC, 2.375%, 1/13/22	$70,000	$73,053
FNMA, 6.625%, 11/15/30	50,000	74,762
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $145,055)		147,815
Asset-Backed Securities(1)†
CNH Equipment Trust, Series 2011-B, Class A2 SEQ, 0.71%, 12/15/14(Cost $51,247)	51,250	51,266
Temporary Cash Investments — 4.7%
BNP Paribas Finance, Inc., 0.08%, 4/1/13(5)	13,000,000	12,999,797
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 2/28/14, valued at $64,031), in a joint trading account at 0.11%, dated 3/28/13, due 4/1/13 (Delivery value $62,764)		62,763
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $192,197), in a joint trading account at 0.13%, dated 3/28/13, due 4/1/13 (Delivery value $188,292)		188,289
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $64,042), in a joint trading account at 0.10%, dated 3/28/13, due 4/1/13 (Delivery value $62,764)		62,763
U.S. Treasury Bill, 0.08%, 4/18/13(5)	700,000	699,988
SSgA U.S. Government Money Market Fund	435,792	435,792
TOTAL TEMPORARY CASH INVESTMENTS (Cost $14,449,583)		14,449,392
TOTAL INVESTMENT SECURITIES — 110.0% (Cost $326,680,082)		335,373,199
OTHER ASSETS AND LIABILITIES(6) — (10.0)%		(30,611,585)
TOTAL NET ASSETS — 100.0%		$304,761,614

28

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
127,000	AUD for USD	Westpac Group	4/26/13	$131,999	$(1,277)
1,709,046	CAD for USD	Barclays Bank plc	4/26/13	1,681,484	(33,737)
203,600	CHF for USD	UBS AG	4/26/13	214,534	(4,912)
1,217,031	GBP for USD	Deutsche Bank	4/26/13	1,848,984	33,259
854,603	KRW for USD	HSBC Holdings plc	4/26/13	766	(32)
2,551,800	NOK for USD	Barclays Bank plc	4/26/13	436,500	(9,886)
8,743,400	NOK for USD	Deutsche Bank	4/26/13	1,495,611	(66,017)
251,500	NZD for USD	Westpac Group	4/26/13	210,108	(274)
				$6,019,986	$(82,876)
(Value on Settlement Date $6,102,862)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
755,261	EUR for USD	HSBC Holdings plc	4/26/13	$968,277	$36,772
2,739,456	GBP for USD	Barclays Bank plc	4/26/13	4,161,941	183,111
109,913	GBP for USD	HSBC Holdings plc	4/26/13	166,986	(563)
24,773,200	JPY for USD	HSBC Holdings plc	4/26/13	263,208	4,488
154,903,900	JPY for USD	UBS AG	4/26/13	1,645,807	104,966
2,780,300	SEK for USD	Barclays Bank plc	4/26/13	426,436	4,805
2,616,123	SEK for USD	Deutsche Bank	4/26/13	401,255	(348)
				$8,033,910	$333,231
(Value on Settlement Date $8,367,141)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
37	U.S. Treasury 30-Year Bonds	June 2013	$5,345,344	$21,311

Credit Default Swap Agreements
Counterparty/ Reference Entity	Notional Amount	Buy/Sell Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
Barclays Bank plc/CDX North America High Yield 11 Index	$581,000	Sell*	5.00%	12/20/13	$(19,280)	$39,312	$20,032

*	The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

29

Notes to Schedule of Investments

AUD = Australian Dollar
CAD = Canadian Dollar
CDX = Credit Derivatives Indexes
CHF = Swiss Franc
EUR = Euro
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GBP = British Pound
GNMA = Government National Mortgage Association
GO = General Obligation
JPY = Japanese Yen
KRW = South Korea Won
MTN = Medium Term Note
NOK = Norwegian Krone
NZD = New Zealand Dollar
SEK = Swedish Krona
SEQ = Sequential Payer
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†	Category is less than 0.05% of total net assets.
(1)	Final maturity date indicated, unless otherwise noted.
(2)	Forward commitment. Settlement date is indicated.
(3)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $11,567,348, which represented 3.8% of total net assets.

(4)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $150,293.

(5)	The rate indicated is the yield to maturity at purchase.
(6)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

30

Statement of Assets and Liabilities

MARCH 31, 2013
Assets
Investment securities, at value (cost of $326,680,082)	$335,373,199
Cash	222,696
Receivable for investments sold	8,731,622
Receivable for capital shares sold	424,546
Unrealized gain on forward foreign currency exchange contracts	367,401
Swap agreements, at value (including net premiums paid (received) of $(19,280))	20,032
Interest receivable	1,814,327
346,953,823

Liabilities
Payable for investments purchased	40,658,539
Payable for capital shares redeemed	1,156,989
Payable for variation margin on futures contracts	3,469
Unrealized loss on forward foreign currency exchange contracts	117,046
Accrued management fees	166,499
Distribution and service fees payable	43,090
Dividends payable	46,577
42,192,209

Net Assets	$304,761,614

Net Assets Consist of:
Capital paid in	$294,793,552
Disbursements in excess of net investment income	(11,441)
Undistributed net realized gain	976,082
Net unrealized appreciation	9,003,421
$304,761,614

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$168,300,907	15,056,076	$11.18
Institutional Class	$7,942,213	710,661	$11.18
A Class	$102,626,499	9,180,288	$11.18*
C Class	$23,694,532	2,120,069	$11.18
R Class	$2,197,463	196,599	$11.18
*Maximum offering price $11.71 (net asset value divided by 0.955).

See Notes to Financial Statements.

31

Statement of Operations

YEAR ENDED MARCH 31, 2013
Investment Income (Loss)
Income:
Interest	$7,479,515

Expenses:
Management fees	1,817,211
Distribution and service fees:
A Class	239,055
C Class	219,673
R Class	10,236
Trustees’ fees and expenses	20,256
Other expenses	365
2,306,796

Net investment income (loss)	5,172,719

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	3,092,180
Futures contract transactions	18,172
Swap agreement transactions	54,578
Foreign currency transactions	432,686
3,597,616

Change in net unrealized appreciation (depreciation) on:
Investments	2,057,640
Futures contracts	21,311
Swap agreements	(23,319)
Translation of assets and liabilities in foreign currencies	257,561
2,313,193

Net realized and unrealized gain (loss)	5,910,809

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,083,528

See Notes to Financial Statements.

32

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2013 AND MARCH 31, 2012
Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012
Operations
Net investment income (loss)	$5,172,719	$5,093,121
Net realized gain (loss)	3,597,616	2,830,764
Change in net unrealized appreciation (depreciation)	2,313,193	4,361,104
Net increase (decrease) in net assets resulting from operations	11,083,528	12,284,989

Distributions to Shareholders
From net investment income:
Investor Class	(3,669,567)	(3,353,352)
Institutional Class	(205,007)	(272,964)
A Class	(2,010,524)	(2,025,853)
B Class	—	(16,349)
C Class	(297,205)	(427,387)
R Class	(38,084)	(55,219)
From net realized gains:
Investor Class	(1,441,546)	(560,942)
Institutional Class	(65,510)	(41,934)
A Class	(871,642)	(384,141)
C Class	(202,152)	(91,557)
R Class	(16,549)	(10,103)
Decrease in net assets from distributions	(8,817,786)	(7,239,801)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	76,562,565	84,713,588

Net increase (decrease) in net assets	78,828,307	89,758,776

Net Assets
Beginning of period	225,933,307	136,174,531
End of period	$304,761,614	$225,933,307

Disbursements in excess of net investment income	$(11,441)	$(34,705)

See Notes to Financial Statements.

33

Notes to Financial Statements

MARCH 31, 2013

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Core Plus Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during

34

the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the

35

relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3425% to 0.4600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended March 31, 2013 was 0.64% for the Investor Class, A Class, C Class and R Class and 0.44% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, ACIS, and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

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4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2013 totaled $486,987,586, of which $410,037,999 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2013 totaled $396,529,827, of which $347,241,762 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2013		Year ended March 31, 2012
	Shares	Amount	Shares	Amount
Investor Class
Sold	9,599,763	$107,889,583	6,876,618	$75,514,551
Issued in reinvestment of distributions	412,804	4,648,509	328,256	3,605,238
Redeemed	(5,980,098)	(67,190,333)	(2,779,896)	(30,391,343)
	4,032,469	45,347,759	4,424,978	48,728,446
Institutional Class
Sold	82,599	927,394	827,552	9,000,594
Issued in reinvestment of distributions	23,969	269,856	28,740	314,898
Redeemed	(137,989)	(1,554,880)	(361,753)	(3,975,231)
	(31,421)	(357,630)	494,539	5,340,261
A Class
Sold	5,803,766	65,181,665	4,690,256	51,549,653
Issued in reinvestment of distributions	240,202	2,705,154	201,229	2,210,187
Redeemed	(3,705,859)	(41,609,347)	(2,304,567)	(25,235,610)
	2,338,109	26,277,472	2,586,918	28,524,230
B Class	N/A
Sold			3,366	37,013
Issued in reinvestment of distributions			1,359	14,788
Redeemed			(127,079)	(1,399,948)
			(122,354)	(1,348,147)
C Class
Sold	872,696	9,817,512	721,347	7,926,364
Issued in reinvestment of distributions	31,391	353,432	31,981	350,861
Redeemed	(459,616)	(5,155,924)	(483,264)	(5,286,943)
	444,471	5,015,020	270,064	2,990,282
R Class
Sold	61,564	690,549	59,247	645,006
Issued in reinvestment of distributions	4,813	54,194	5,928	65,037
Redeemed	(41,115)	(464,799)	(21,127)	(231,527)
	25,262	279,944	44,048	478,516
Net increase (decrease)	6,808,890	$76,562,565	7,698,193	$84,713,588

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$95,237,920	—
Corporate Bonds	—	92,562,860	—
U.S. Treasury Securities	—	89,272,095	—
Commercial Mortgage-Backed Securities	—	17,636,731	—
Collateralized Mortgage Obligations	—	15,651,691	—
Sovereign Governments and Agencies	—	6,291,000	—
Municipal Securities	—	4,072,429	—
U.S. Government Agency Securities	—	147,815	—
Asset-Backed Securities	—	51,266	—
Temporary Cash Investments	$435,792	14,013,600	—
Total Value of Investment Securities	$435,792	$334,937,407	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$250,355	—
Swap Agreements	—	39,312	—
Futures Contracts	$21,311	—	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$21,311	$289,667	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value,

38

including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased interest rate risk derivative instruments during the last three months of the period. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during that time.

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Value of Derivative Instruments as of March 31, 2013
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$20,032	Swap agreements	—
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	367,401	Unrealized loss on forward foreign currency exchange contracts	$117,046
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	3,469
		$387,433		$120,515
*Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2013
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$54,578	Change in net unrealized appreciation (depreciation) on swap agreements	$(23,319)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	415,192	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	258,645
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	18,172	Change in net unrealized appreciation (depreciation) on futures contracts	21,311
		$487,942		$256,637

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$7,822,696	$6,372,210
Long-term capital gains	$995,090	$867,591

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$326,713,831
Gross tax appreciation of investments	$9,414,845
Gross tax depreciation of investments	(755,477)
Net tax appreciation (depreciation) of investments	$8,659,368
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$37,670
Net tax appreciation (depreciation)	$8,697,038
Other book-to-tax adjustments	$(16,668)
Undistributed ordinary income	$257,863
Accumulated long-term gains	$1,029,829

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$11.05	0.22	0.28	0.50	(0.27)	(0.10)	(0.37)	$11.18	4.48%	0.65%	1.98%	137%	$168,301
2012	$10.68	0.34	0.51	0.85	(0.41)	(0.07)	(0.48)	$11.05	8.04%	0.66%	3.12%	91%	$121,763
2011	$10.58	0.35	0.22	0.57	(0.38)	(0.09)	(0.47)	$10.68	5.42%	0.66%	3.26%	96%	$70,442
2010	$10.07	0.42	0.59	1.01	(0.43)	(0.07)	(0.50)	$10.58	10.22%	0.66%	3.99%	131%	$34,569
2009	$10.48	0.43	(0.12)	0.31	(0.50)	(0.22)	(0.72)	$10.07	3.28%	0.67%	4.17%	255%	$7,555
Institutional Class
2013	$11.04	0.25	0.28	0.53	(0.29)	(0.10)	(0.39)	$11.18	4.78%	0.45%	2.18%	137%	$7,942
2012	$10.67	0.36	0.51	0.87	(0.43)	(0.07)	(0.50)	$11.04	8.26%	0.46%	3.32%	91%	$8,195
2011	$10.58	0.37	0.21	0.58	(0.40)	(0.09)	(0.49)	$10.67	5.53%	0.46%	3.46%	96%	$2,642
2010	$10.07	0.43	0.61	1.04	(0.46)	(0.07)	(0.53)	$10.58	10.44%	0.46%	4.19%	131%	$1,669
2009	$10.48	0.45	(0.12)	0.33	(0.52)	(0.22)	(0.74)	$10.07	3.48%	0.47%	4.37%	255%	$4,802
A Class
2013	$11.05	0.19	0.28	0.47	(0.24)	(0.10)	(0.34)	$11.18	4.22%	0.90%	1.73%	137%	$102,626
2012	$10.67	0.31	0.52	0.83	(0.38)	(0.07)	(0.45)	$11.05	7.87%	0.91%	2.87%	91%	$75,579
2011	$10.58	0.33	0.20	0.53	(0.35)	(0.09)	(0.44)	$10.67	5.06%	0.91%	3.01%	96%	$45,424
2010	$10.07	0.39	0.60	0.99	(0.41)	(0.07)	(0.48)	$10.58	9.95%	0.91%	3.74%	131%	$37,131
2009	$10.48	0.39	(0.10)	0.29	(0.48)	(0.22)	(0.70)	$10.07	3.02%	0.92%	3.92%	255%	$25,863

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$11.04	0.11	0.28	0.39	(0.15)	(0.10)	(0.25)	$11.18	3.54%	1.65%	0.98%	137%	$23,695
2012	$10.67	0.23	0.51	0.74	(0.30)	(0.07)	(0.37)	$11.04	6.97%	1.66%	2.12%	91%	$18,505
2011	$10.58	0.25	0.20	0.45	(0.27)	(0.09)	(0.36)	$10.67	4.28%	1.66%	2.26%	96%	$15,002
2010	$10.07	0.31	0.60	0.91	(0.33)	(0.07)	(0.40)	$10.58	9.13%	1.66%	2.99%	131%	$10,397
2009	$10.48	0.32	(0.11)	0.21	(0.40)	(0.22)	(0.62)	$10.07	2.25%	1.67%	3.17%	255%	$10,080
R Class
2013	$11.04	0.17	0.28	0.45	(0.21)	(0.10)	(0.31)	$11.18	4.05%	1.15%	1.48%	137%	$2,197
2012	$10.67	0.29	0.51	0.80	(0.36)	(0.07)	(0.43)	$11.04	7.50%	1.16%	2.62%	91%	$1,892
2011	$10.58	0.30	0.21	0.51	(0.33)	(0.09)	(0.42)	$10.67	4.80%	1.16%	2.76%	96%	$1,359
2010	$10.07	0.36	0.60	0.96	(0.38)	(0.07)	(0.45)	$10.58	9.68%	1.16%	3.49%	131%	$562
2009	$10.48	0.38	(0.12)	0.26	(0.45)	(0.22)	(0.67)	$10.07	2.76%	1.17%	3.67%	255%	$2,699

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

43

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust
and Shareholders of the Core Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Plus Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2013

44

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None

45

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	107	None

46

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

47

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

48

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $995,090, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2013.

The fund hereby designates $1,745,009 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

49

Notes

50

Notes

51

Notes

52

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-78343   1305

ANNUAL REPORT   MARCH 31, 2013

Diversified Bond Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	32
Statement of Operations	33
Statement of Changes in Net Assets	34
Notes to Financial Statements	35
Financial Highlights	42
Report of Independent Registered Public Accounting Firm	45
Management	46
Additional Information	49

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2013. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for U.S. Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions, 12-month U.S. stock and bond index returns were generally positive. Aggressive central bank monetary policies helped motivate investors to take more risk and kept short-term interest rates low.

U.S. mid-cap and value stocks and high-yield bonds achieved performance leadership during the period. U.S. mid-cap and value stock indices outpaced the S&P 500 Index’s 13.96% return, and U.S. corporate high-yield and municipal high-yield benchmarks performed in that 13-14% return range as well. U.S. growth and international index returns were generally lower, but still above average—the MSCI EAFE Index, for example, returned 11.25%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.21% to 1.85% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.78%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the U.S. economic growth outlook for 2013 remains subpar compared with past recession recoveries, still vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Central Banks Set Market Tone

Market sentiment wavered between risk taking and risk aversion during the 12-month period ended March 31, 2013, with risk taking generally prevailing. Persistent concerns about weak global economic growth, combined with Europe’s ongoing financial crisis and bouts of political uncertainty in the U.S. (first from the presidential election and then from the year-end “fiscal cliff” of federal tax hikes and spending cuts), triggered risk aversion, while optimism inspired by aggressive central bank monetary policies led to risk taking.

Early in the period, slowing economic growth, still-high unemployment, and ongoing problems in Europe led to a round of risk aversion that favored U.S. Treasuries. In response to the fragile economic backdrop, the Federal Reserve (the Fed) kept its overnight interest rate target near 0% and announced its third and most aggressive quantitative easing program (QE3), which has the Fed purchasing $40 billion of mortgage-backed securities (MBS) each month until economic growth and employment improve. The Fed expanded QE3 in December to include $45 billion in monthly Treasury purchases. Meanwhile, the European Central Bank launched several programs to help the eurozone’s troubled banks, and the Bank of Japan aggressively expanded its balance sheet.

Investors Favored Risk, Feared Long-Term Inflation

Overall, widespread central bank intervention drove down yields among higher-quality bonds and ultimately sparked investments in riskier asset classes. Both high-yield and investment-grade corporate bonds were among the taxable U.S. fixed-income market’s top performers for the period, benefitting from generally favorable corporate fundamentals and investor demand for yield.

At the same time, longer-term Treasury yields tumbled and the yield curve (which shows the relationship between bond maturities and yields across the maturity spectrum) flattened. These factors, combined with strong safe-haven demand that occasionally emerged and overall sluggish economic growth, led to relative outperformance for longer-maturity Treasuries. Treasury outperformance, combined with some long-term inflation concerns triggered by central bank policies, led to relative outperformance for Treasury inflation-protected securities (TIPS).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2013
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Corporate High-Yield	13.13%	3-Month Bill	0.13%
Corporate (investment-grade)	7.47%	2-Year Note	0.48%
Treasury Inflation Protected Securities (TIPS)	5.68%	10-Year Note	6.20%
Aggregate (multi-sector)	3.78%	30-Year Bond	7.48%
Treasury	3.14%
MBS (mortgage-backed securities)	1.97%

Performance

Total Returns as of March 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADFIX	4.02%	5.66%	5.10%	5.27%	12/3/01
Barclays U.S. Aggregate Bond Index	—	3.78%	5.47%	5.02%	5.39%(1)	—
Institutional Class	ACBPX	4.23%	5.87%	5.31%	5.95%	4/1/93
A Class(2) No sales charge* With sales charge*	ADFAX	3.86% -0.83%	5.42% 4.46%	4.85% 4.37%	5.02% 4.60%	12/3/01
B Class No sales charge* With sales charge*	CDBBX	2.99% -1.01%	4.61% 4.45%	4.06% 4.06%	4.11% 4.11%	1/31/03
C Class	CDBCX	3.08%	4.63%	4.09%	4.14%	1/31/03
R Class	ADVRX	3.60%	5.15%	—	5.16%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Diversified Bond acquired all of the net assets of the American Century Intermediate-Term Bond Fund, the American Century Bond Fund, and the American Century Premium Bond Fund on December 3, 2001, pursuant to a plan of reorganization approved by the acquired funds’ shareholders on November 16, 2001. Financial information prior to December 3, 2001 is that of American Century Premium Bond Fund and is used in calculating the performance of Diversified Bond.

(1)	Since 11/30/01, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.61%	0.41%	0.86%	1.61%	1.61%	1.11%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

Diversified Bond returned 4.02%* for the 12 months ended March 31, 2013. By comparison, the fund’s benchmark, the Barclays U.S. Aggregate Bond Index, returned 3.78%. See pages 4 and 5 for additional performance comparisons. Fund returns reflect operating expenses, while index returns do not.

Diversified Bond’s absolute return reflected the positive performance of investment-grade bonds and high-yield corporate bonds during the 12-month period. The main contributors to the fund’s relative outperformance included an overweighted position in corporate bonds, which outperformed the broad bond market average, and security selection within the mortgage allocation.

Exposure to Corporate, Mortgage Securities Drove Outperformance

Treasury yields remained relatively low throughout the period, held down by the Federal Reserve’s (the Fed’s) ultra-low interest rate policy and continued quantitative easing. In this environment, we continued to underweight Treasuries in favor of non-Treasury (spread) sectors. In particular, we maintained an overweight position in investment-grade corporate credit, which contributed favorably to the fund’s performance. In addition, we held a small, non-benchmark (held in the fund but not in the benchmark) position in high-yield corporate bonds, which also boosted relative performance. Solid corporate fundamentals, combined with investor demand for yield and willingness to take on risk, helped investment-grade and high-yield corporates finish the 12-month period among the top-performing fixed-income sectors.

We also maintained an overweight position in mortgage-backed securities (MBS). Overall, MBS lagged the broad investment-grade benchmark and Treasuries during the one-year period. But, our security selections within the fund’s allocation contributed favorably to performance. In particular, we continued to overweight commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs). These securities generally outperformed traditional government agency MBS, benefitting from investor demand for yield and improving housing and commercial real estate markets. In addition, the Fed’s monthly purchases of agency MBS, as part of its quantitative easing program, provided support to the mortgage market overall.

Late in the period, we took profits within the fund’s corporate and mortgage allocations. Specifically, we sold select investment-grade corporate bonds, believing an increase in leveraged buyout (LBO) activity is becoming a growing risk to the sector. (LBOs generally favor stockholders and hurt bondholders.) In addition, investment-grade corporate spreads (the yield difference between non-Treasury and Treasury securities of comparable maturity) remained at relatively tight levels, and there appeared to be better opportunities in the high-yield sector.

Within the mortgage allocation, we sold select loan balance paper (mortgage pools with lower average loan balances and, therefore, less prepayment risk) and redeployed the proceeds in conventional mortgages. This strategy positioned the

*All fund returns referenced in this commentary are for Investor Class shares.

mortgage allocation a bit more defensively, given the possibility of higher rates after an extended period of low rates.
Inflation Outlook Prompted TIPS Overweight

We maintained a small overweight position in Treasury inflation-protected securities (TIPS) throughout the 12-month period. During the first quarter of 2013, we shifted the fund’s exposure from short-term TIPS, which had outperformed, to longer-term TIPS, which had underperformed and represented, in our view, relatively good value. Given the Fed’s open-ended quantitative easing, we believe TIPS should benefit from the market’s longer-term inflation expectations.

Outlook

“In 2013, we expect economic growth to remain subpar, with U.S. growth remaining between 1% and 3%,” says the Fixed Income Macro Strategy Team at American Century Investments. “Despite improvements in employment and housing, we believe the odds of a sustained upside breakout in growth in 2013 remain limited, given the headwinds of fiscal consolidation, higher taxes, and increased regulation.

“In the near term, we believe interest rates likely will remain in a fairly tight range. Longer term, the bias is for rates to trend higher.”

In this context, we remain committed to seeking attractive performance through diversified sources of return. The portfolio continues to invest primarily in high- and medium-grade corporate bonds and notes, government securities and securities backed by mortgages or other assets. We expect to maintain a balanced, mostly market-weighted approach to sector allocations, focusing on individual security selection in an attempt to deliver consistent performance and sound risk management.

Fund Characteristics

MARCH 31, 2013
Portfolio at a Glance
Average Duration (effective)	5.4 years
Weighted Average Life	6.2 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	31.1%
U.S. Government Agency Mortgage-Backed Securities	31.0%
Corporate Bonds	25.9%
Commercial Mortgage-Backed Securities	5.5%
Collateralized Mortgage Obligations	4.0%
Sovereign Governments and Agencies	2.2%
Municipal Securities	1.5%
U.S. Government Agency Securities	0.2%
Asset-Backed Securities	0.1%
Temporary Cash Investments	7.9%
Other Assets and Liabilities	(9.4)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period(1) 10/1/12 – 3/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,000.40	$2.99	0.60%
Institutional Class	$1,000	$1,001.40	$2.00	0.40%
A Class	$1,000	$1,000.00	$4.24	0.85%
B Class	$1,000	$995.40	$7.96	1.60%
C Class	$1,000	$996.30	$7.96	1.60%
R Class	$1,000	$998.80	$5.48	1.10%
Hypothetical
Investor Class	$1,000	$1,021.94	$3.02	0.60%
Institutional Class	$1,000	$1,022.94	$2.02	0.40%
A Class	$1,000	$1,020.69	$4.28	0.85%
B Class	$1,000	$1,016.95	$8.05	1.60%
C Class	$1,000	$1,016.95	$8.05	1.60%
R Class	$1,000	$1,019.45	$5.54	1.10%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

MARCH 31, 2013

	Principal Amount	Value
U.S. Treasury Securities — 31.1%
U.S. Treasury Bonds, 10.625%, 8/15/15	$19,570,000	$24,350,892
U.S. Treasury Bonds, 8.125%, 8/15/21	9,735,000	14,863,369
U.S. Treasury Bonds, 6.75%, 8/15/26	6,000,000	9,122,814
U.S. Treasury Bonds, 6.125%, 11/15/27	13,206,000	19,291,074
U.S. Treasury Bonds, 5.50%, 8/15/28	8,000,000	11,101,248
U.S. Treasury Bonds, 5.25%, 2/15/29	12,500,000	16,972,663
U.S. Treasury Bonds, 5.375%, 2/15/31	55,600,000	77,431,674
U.S. Treasury Bonds, 4.375%, 11/15/39	36,250,000	45,510,751
U.S. Treasury Bonds, 4.625%, 2/15/40	23,250,000	30,326,719
U.S. Treasury Bonds, 4.375%, 5/15/41	20,000,000	25,140,620
U.S. Treasury Bonds, 2.75%, 11/15/42	19,500,000	18,116,728
U.S. Treasury Bonds, 3.125%, 2/15/43	31,200,000	31,331,633
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	28,489,747	30,751,121
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	40,055,200	43,719,610
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	40,903,650	44,220,691
U.S. Treasury Notes, 3.625%, 5/15/13	60,000,000	60,264,840
U.S. Treasury Notes, 3.375%, 6/30/13	6,000,000	6,049,686
U.S. Treasury Notes, 0.75%, 8/15/13	85,000,000	85,212,500
U.S. Treasury Notes, 0.50%, 10/15/13	97,000,000	97,219,802
U.S. Treasury Notes, 0.75%, 12/15/13	14,000,000	14,061,250
U.S. Treasury Notes, 1.25%, 2/15/14	12,000,000	12,115,788
U.S. Treasury Notes, 1.25%, 3/15/14	40,000,000	40,417,200
U.S. Treasury Notes, 1.25%, 4/15/14	45,000,000	45,506,250
U.S. Treasury Notes, 2.25%, 1/31/15	60,000,000	62,219,520
U.S. Treasury Notes, 0.375%, 11/15/15	22,000,000	22,037,818
U.S. Treasury Notes, 1.375%, 11/30/15	26,750,000	27,496,084
U.S. Treasury Notes, 2.125%, 12/31/15	26,000,000	27,275,638
U.S. Treasury Notes, 0.375%, 3/15/16	40,000,000	40,034,400
U.S. Treasury Notes, 1.50%, 6/30/16	67,000,000	69,365,971
U.S. Treasury Notes, 1.50%, 7/31/16	71,000,000	73,534,913
U.S. Treasury Notes, 0.875%, 1/31/17	41,000,000	41,554,156
U.S. Treasury Notes, 0.875%, 2/28/17	60,000,000	60,796,860
U.S. Treasury Notes, 0.75%, 6/30/17	34,000,000	34,207,196
U.S. Treasury Notes, 0.50%, 7/31/17	93,000,000	92,513,238
U.S. Treasury Notes, 2.375%, 7/31/17	59,000,000	63,429,602
U.S. Treasury Notes, 0.75%, 10/31/17	27,550,000	27,642,568
U.S. Treasury Notes, 1.875%, 10/31/17	40,000,000	42,168,760
U.S. Treasury Notes, 0.75%, 12/31/17(1)	24,000,000	24,046,872
U.S. Treasury Notes, 0.875%, 1/31/18	89,000,000	89,625,759
U.S. Treasury Notes, 0.75%, 2/28/18	24,000,000	24,009,384
U.S. Treasury Notes, 2.625%, 4/30/18	7,700,000	8,411,049
U.S. Treasury Notes, 1.375%, 9/30/18	20,600,000	21,168,107
U.S. Treasury Notes, 1.375%, 11/30/18	60,000,000	61,565,640
U.S. Treasury Notes, 1.00%, 11/30/19	17,000,000	16,840,625
U.S. Treasury Notes, 2.625%, 8/15/20	10,000,000	10,932,810
U.S. Treasury Notes, 2.00%, 2/15/22	29,000,000	29,838,274
U.S. Treasury Notes, 1.625%, 8/15/22	18,500,000	18,278,869
U.S. Treasury Notes, 1.625%, 11/15/22	28,300,000	27,826,852
U.S. Treasury Notes, 2.00%, 2/15/23	60,300,000	61,119,718
TOTAL U.S. TREASURY SECURITIES (Cost $1,838,640,301)		1,881,039,606

Principal Amount	Value
U.S. Government Agency Mortgage-Backed Securities(2) — 31.0%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 3.0%
FHLMC, VRN, 1.98%, 4/15/13	$8,458,319	$8,769,526
FHLMC, VRN, 2.08%, 4/15/13	14,779,431	15,293,734
FHLMC, VRN, 2.58%, 4/15/13	3,446,593	3,615,314
FHLMC, VRN, 2.91%, 4/15/13	2,493,480	2,626,619
FHLMC, VRN, 3.27%, 4/15/13	4,856,379	5,133,119
FHLMC, VRN, 3.28%, 4/15/13	9,786,486	10,206,403
FHLMC, VRN, 3.57%, 4/15/13	4,151,657	4,409,159
FHLMC, VRN, 3.76%, 4/15/13	3,838,932	4,068,041
FHLMC, VRN, 3.81%, 4/15/13	9,090,909	9,634,018
FHLMC, VRN, 4.03%, 4/15/13	7,278,250	7,755,041
FHLMC, VRN, 5.20%, 4/15/13	5,139,073	5,489,586
FHLMC, VRN, 5.43%, 4/15/13	6,678,632	7,165,627
FHLMC, VRN, 5.79%, 4/15/13	15,625,761	16,593,749
FHLMC, VRN, 5.97%, 4/15/13	18,742,644	20,307,409
FHLMC, VRN, 6.14%, 4/15/13	5,711,180	6,179,073
FNMA, VRN, 2.67%, 4/25/13	1,291,932	1,381,945
FNMA, VRN, 2.72%, 4/25/13	12,244,084	12,787,535
FNMA, VRN, 3.08%, 4/25/13	3,551,931	3,728,559
FNMA, VRN, 3.35%, 4/25/13	2,766,942	2,918,110
FNMA, VRN, 3.35%, 4/25/13	5,534,899	5,877,857
FNMA, VRN, 3.85%, 4/25/13	6,756,173	7,176,159
FNMA, VRN, 3.93%, 4/25/13	9,274,308	9,850,047
FNMA, VRN, 5.43%, 4/25/13	8,187,994	8,848,357
FNMA, VRN, 5.95%, 4/25/13	2,021,812	2,212,404
		182,027,391
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 28.0%
FHLMC, 7.00%, 11/1/13	799	809
FHLMC, 7.00%, 6/1/14	4,259	4,361
FHLMC, 6.50%, 6/1/16	16,983	18,011
FHLMC, 6.50%, 6/1/16	35,838	38,237
FHLMC, 5.00%, 11/1/17	317,190	339,687
FHLMC, 4.50%, 1/1/19	48,398	51,550
FHLMC, 5.00%, 1/1/21	2,919,961	3,181,817
FHLMC, 5.00%, 4/1/21	718,540	771,301
FHLMC, 7.00%, 9/1/27	5,838	6,942
FHLMC, 6.50%, 1/1/28	9,129	10,671
FHLMC, 7.00%, 2/1/28	1,664	1,979
FHLMC, 6.50%, 3/1/29	54,314	63,704
FHLMC, 6.50%, 6/1/29	49,569	56,445
FHLMC, 7.00%, 8/1/29	5,800	6,896
FHLMC, 5.00%, 4/1/31	10,481,632	11,646,557
FHLMC, 5.00%, 5/1/31	12,038,611	13,376,578
FHLMC, 6.50%, 5/1/31	1,075	1,246
FHLMC, 6.50%, 5/1/31	27,114	31,417
FHLMC, 6.50%, 6/1/31	668	774
FHLMC, 6.50%, 6/1/31	740	857
FHLMC, 6.50%, 6/1/31	203	235
FHLMC, 6.50%, 6/1/31	1,390	1,611
FHLMC, 6.50%, 6/1/31	4,866	5,639
FHLMC, 5.50%, 12/1/33	848,237	948,499
FHLMC, 6.00%, 9/1/35	14,311,678	15,842,320
FHLMC, 5.50%, 12/1/37	1,038,236	1,124,618
FHLMC, 5.50%, 1/1/38	3,268,185	3,549,291
FHLMC, 6.00%, 2/1/38	10,672,333	11,670,336
FHLMC, 5.50%, 4/1/38	3,591,782	3,890,620
FHLMC, 6.00%, 8/1/38	307,794	337,731
FHLMC, 4.00%, 4/1/41	42,556,952	46,777,626
FHLMC, 6.50%, 7/1/47	53,389	59,218
FNMA, 4.00%, 4/11/13(3)	50,000,000	53,320,315
FNMA, 4.50%, 4/11/13(3)	40,000,000	43,106,252
FNMA, 5.00%, 4/11/13(3)	121,000,000	131,095,962
FNMA, 5.50%, 4/11/13(3)	37,000,000	40,358,915
FNMA, 6.00%, 5/1/13	612	618
FNMA, 6.00%, 5/1/13	113	113
FNMA, 3.00%, 5/13/13(3)	40,000,000	41,156,248
FNMA, 3.50%, 5/13/13(3)	150,000,000	158,062,500
FNMA, 6.00%, 7/1/13	1,373	1,386
FNMA, 6.00%, 12/1/13	3,084	3,112
FNMA, 6.00%, 1/1/14	2,845	2,878
FNMA, 6.00%, 2/1/14	4,327	4,366
FNMA, 6.00%, 4/1/14	7,091	7,156
FNMA, 5.50%, 12/1/16	165,996	177,951
FNMA, 5.50%, 12/1/16	44,720	47,941
FNMA, 5.00%, 6/1/18	2,961,462	3,203,788
FNMA, 4.50%, 5/1/19	915,115	986,569
FNMA, 6.50%, 1/1/26	36,266	42,011
FNMA, 7.00%, 12/1/27	6,723	7,989
FNMA, 6.50%, 1/1/28	4,958	5,791
FNMA, 7.50%, 4/1/28	23,204	26,758

Principal Amount	Value
FNMA, 7.00%, 5/1/28	$22,499	$26,839
FNMA, 7.00%, 6/1/28	1,582	1,888
FNMA, 6.50%, 1/1/29	8,628	10,112
FNMA, 6.50%, 4/1/29	22,644	25,644
FNMA, 7.00%, 7/1/29	29,371	35,052
FNMA, 7.50%, 7/1/29	63,223	73,381
FNMA, 7.50%, 9/1/30	18,304	22,336
FNMA, 5.00%, 6/1/31	9,308,959	10,365,323
FNMA, 5.00%, 7/1/31	15,530,460	17,292,830
FNMA, 7.00%, 9/1/31	87,981	104,923
FNMA, 6.50%, 1/1/32	52,442	61,821
FNMA, 6.50%, 8/1/32	6,625	7,538
FNMA, 6.50%, 8/1/32	149,810	172,047
FNMA, 5.50%, 2/1/33	10,154,329	11,182,031
FNMA, 5.00%, 6/1/33	9,646,795	10,495,612
FNMA, 5.50%, 6/1/33	502,133	556,672
FNMA, 5.50%, 7/1/33	3,168,621	3,495,447
FNMA, 5.00%, 8/1/33	1,404,458	1,530,582
FNMA, 5.50%, 8/1/33	1,130,488	1,244,903
FNMA, 5.50%, 9/1/33	1,450,406	1,633,006
FNMA, 5.00%, 11/1/33	5,600,216	6,081,419
FNMA, 6.00%, 12/1/33	4,548,381	5,119,582
FNMA, 5.50%, 1/1/34	1,352,506	1,488,630
FNMA, 5.50%, 2/1/34	4,892,593	5,496,318
FNMA, 5.00%, 3/1/34	3,338,460	3,638,261
FNMA, 4.50%, 1/1/35	17,383,477	18,802,585
FNMA, 5.00%, 4/1/35	8,572,234	9,325,965
FNMA, 5.00%, 6/1/35	6,443,673	7,009,810
FNMA, 5.00%, 7/1/35	11,894,163	12,938,985
FNMA, 5.00%, 8/1/35	411,777	447,212
FNMA, 4.50%, 9/1/35	1,627,531	1,755,309
FNMA, 5.00%, 10/1/35	3,658,263	3,973,064
FNMA, 5.50%, 12/1/35	18,032,259	19,896,719
FNMA, 5.00%, 2/1/36	2,378,428	2,582,963
FNMA, 5.50%, 4/1/36	2,758,491	3,026,467
FNMA, 5.50%, 5/1/36	5,621,206	6,167,283
FNMA, 5.50%, 7/1/36	1,395,704	1,524,313
FNMA, 6.50%, 10/1/36	41,250	48,858
FNMA, 5.50%, 2/1/37	817,050	892,338
FNMA, 5.50%, 5/1/37	1,855,960	2,024,659
FNMA, 6.00%, 8/1/37	2,486,554	2,778,776
FNMA, 6.50%, 8/1/37	559,952	619,686
FNMA, 6.00%, 9/1/37	11,336,536	12,434,291
FNMA, 6.00%, 11/1/37	15,862,835	17,765,714
FNMA, 5.50%, 12/1/37	7,186,042	7,839,223
FNMA, 5.50%, 2/1/38	1,602,391	1,748,041
FNMA, 5.50%, 6/1/38	2,759,898	3,028,615
FNMA, 6.00%, 9/1/38	701,097	761,209
FNMA, 6.00%, 11/1/38	473,547	514,149
FNMA, 5.50%, 12/1/38	5,665,753	6,281,136
FNMA, 5.00%, 1/1/39	4,189,724	4,650,550
FNMA, 5.50%, 1/1/39	36,292,148	39,590,953
FNMA, 4.50%, 2/1/39	4,967,948	5,354,879
FNMA, 5.00%, 2/1/39	13,069,772	14,191,022
FNMA, 4.50%, 4/1/39	7,223,422	8,074,959
FNMA, 4.50%, 5/1/39	18,525,481	20,182,872
FNMA, 6.50%, 5/1/39	9,013,001	10,085,656
FNMA, 4.50%, 6/1/39	36,194,396	40,121,867
FNMA, 5.00%, 8/1/39	9,404,013	10,465,980
FNMA, 4.50%, 10/1/39	27,344,502	30,568,021
FNMA, 4.00%, 10/1/40	24,656,736	26,888,172
FNMA, 4.50%, 11/1/40	24,222,789	26,798,228
FNMA, 4.00%, 12/1/40	29,458,980	31,931,694
FNMA, 4.50%, 4/1/41	17,277,747	18,974,386
FNMA, 4.50%, 7/1/41	39,171,562	43,018,129
FNMA, 4.00%, 8/1/41	22,753,175	24,727,014
FNMA, 4.00%, 9/1/41	25,637,700	27,965,925
FNMA, 4.50%, 9/1/41	17,645,399	19,328,513
FNMA, 3.50%, 10/1/41	29,248,975	30,914,338
FNMA, 4.00%, 12/1/41	22,016,453	24,015,824
FNMA, 4.00%, 1/1/42	21,334,278	22,998,353
FNMA, 4.00%, 1/1/42	23,249,046	24,811,819
FNMA, 3.50%, 6/1/42	45,876,903	48,790,086
FNMA, 6.50%, 6/1/47	77,250	85,032
FNMA, 6.50%, 8/1/47	195,548	215,248
FNMA, 6.50%, 8/1/47	102,485	112,809
FNMA, 6.50%, 9/1/47	156,787	172,582
FNMA, 6.50%, 9/1/47	77,638	85,459
FNMA, 6.50%, 9/1/47	474,846	522,682
FNMA, 6.50%, 9/1/47	16,861	18,560
FNMA, 6.50%, 9/1/47	159,718	175,808
GNMA, 4.00%, 4/18/13(3)	70,000,000	76,313,671
GNMA, 7.00%, 11/15/22	18,620	21,518
GNMA, 7.00%, 4/20/26	5,380	6,486
GNMA, 7.50%, 8/15/26	11,075	13,278
GNMA, 8.00%, 8/15/26	5,807	7,015
GNMA, 7.50%, 5/15/27	9,017	10,341
GNMA, 8.00%, 6/15/27	12,362	13,039
GNMA, 7.50%, 11/15/27	1,986	2,059
GNMA, 7.00%, 2/15/28	4,407	5,262
GNMA, 7.50%, 2/15/28	3,918	4,043
GNMA, 6.50%, 3/15/28	13,329	15,633
GNMA, 7.00%, 4/15/28	2,272	2,712
GNMA, 6.50%, 5/15/28	1,291	1,454
GNMA, 6.50%, 5/15/28	35,862	40,329
GNMA, 7.00%, 12/15/28	7,219	8,618

Principal Amount	Value
GNMA, 7.00%, 5/15/31	$51,249	$63,254
GNMA, 4.50%, 8/15/33	3,721,577	4,092,688
GNMA, 6.00%, 9/20/38	3,804,947	4,356,279
GNMA, 5.50%, 11/15/38	5,656,086	6,304,259
GNMA, 5.50%, 11/15/38	3,790,856	4,258,197
GNMA, 6.00%, 1/20/39	1,000,936	1,127,273
GNMA, 5.00%, 3/20/39	6,910,778	7,539,443
GNMA, 4.50%, 4/15/39	10,630,390	11,627,320
GNMA, 4.50%, 11/15/39	41,340,047	45,901,661
GNMA, 4.50%, 1/15/40	4,795,706	5,263,437
GNMA, 4.00%, 7/15/40	7,935,032	8,702,808
GNMA, 4.00%, 11/20/40	59,751,165	65,136,704
GNMA, 4.50%, 12/15/40	12,650,540	14,046,448
GNMA, 4.50%, 7/20/41	20,452,750	22,540,949
GNMA, 3.50%, 6/20/42	18,586,000	19,902,703
GNMA, 3.50%, 7/20/42	28,244,274	30,245,205
		1,693,197,275
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $1,823,565,112)		1,875,224,666
Corporate Bonds — 25.9%
AEROSPACE AND DEFENSE — 0.4%
L-3 Communications Corp., 5.20%, 10/15/19	290,000	331,289
L-3 Communications Corp., 4.75%, 7/15/20	2,490,000	2,760,197
Lockheed Martin Corp., 7.65%, 5/1/16	1,700,000	2,040,287
Lockheed Martin Corp., 4.25%, 11/15/19	2,990,000	3,371,345
Northrop Grumman Corp., 3.70%, 8/1/14	1,300,000	1,352,309
Raytheon Co., 2.50%, 12/15/22	2,760,000	2,702,689
United Technologies Corp., 6.125%, 2/1/19	2,660,000	3,323,774
United Technologies Corp., 3.10%, 6/1/22	480,000	504,446
United Technologies Corp., 6.05%, 6/1/36	1,027,000	1,325,672
United Technologies Corp., 4.50%, 6/1/42	3,810,000	4,085,307
		21,797,315
AUTOMOBILES — 0.6%
American Honda Finance Corp., 2.50%, 9/21/15(4)	5,960,000	6,197,899
American Honda Finance Corp., 1.50%, 9/11/17(4)	1,530,000	1,545,138
Daimler Finance North America LLC, 1.30%, 7/31/15(4)	4,520,000	4,553,046
Daimler Finance North America LLC, 2.625%, 9/15/16(4)	5,550,000	5,792,319
Ford Motor Co., 4.75%, 1/15/43	1,060,000	993,511
Ford Motor Credit Co. LLC, 5.625%, 9/15/15	3,040,000	3,317,698
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	6,290,000	6,946,745
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	4,310,000	4,941,592
		34,287,948
BEVERAGES — 0.7%
Anheuser-Busch InBev Finance, Inc., 4.00%, 1/17/43	1,080,000	1,062,565
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	7,430,000	9,780,510
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	4,000,000	4,833,908
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	5,340,000	5,263,521
Brown-Forman Corp., 3.75%, 1/15/43	1,130,000	1,099,424
Coca-Cola Co. (The), 1.80%, 9/1/16	170,000	175,907
PepsiCo, Inc., 3.00%, 8/25/21	1,000,000	1,052,755
PepsiCo, Inc., 4.875%, 11/1/40	1,100,000	1,241,178
PepsiCo, Inc., 3.60%, 8/13/42	1,140,000	1,051,584
Pernod-Ricard SA, 2.95%, 1/15/17(4)	3,870,000	4,069,746
SABMiller Holdings, Inc., 2.45%, 1/15/17(4)	6,180,000	6,441,488
SABMiller Holdings, Inc., 3.75%, 1/15/22(4)	2,460,000	2,639,789
SABMiller plc, 5.50%, 8/15/13(4)	1,621,000	1,650,575
		40,362,950
BIOTECHNOLOGY — 0.4%
Amgen, Inc., 2.125%, 5/15/17	5,590,000	5,781,077
Amgen, Inc., 5.85%, 6/1/17	2,560,000	3,027,989
Amgen, Inc., 4.10%, 6/15/21	2,310,000	2,561,785
Amgen, Inc., 3.625%, 5/15/22	2,386,000	2,554,142
Amgen, Inc., 6.40%, 2/1/39	1,130,000	1,410,772
Amgen, Inc., 5.375%, 5/15/43	1,470,000	1,644,454

Principal Amount	Value
Celgene Corp., 3.25%, 8/15/22	$1,540,000	$1,561,751
Gilead Sciences, Inc., 4.40%, 12/1/21	4,100,000	4,626,247
		23,168,217
CAPITAL MARKETS — 0.3%
Ameriprise Financial, Inc., 5.30%, 3/15/20	1,900,000	2,264,828
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	8,977,000	10,731,788
Jefferies Group LLC, 5.125%, 1/20/23	780,000	828,017
Jefferies Group, Inc., 5.125%, 4/13/18	2,860,000	3,131,700
		16,956,333
CHEMICALS — 0.5%
Ashland, Inc., 4.75%, 8/15/22(4)	2,270,000	2,309,725
Ashland, Inc., 4.75%, 8/15/22(4)	2,160,000	2,203,200
CF Industries, Inc., 6.875%, 5/1/18	4,130,000	4,955,971
Dow Chemical Co. (The), 5.90%, 2/15/15	3,751,000	4,101,681
Dow Chemical Co. (The), 2.50%, 2/15/16	2,960,000	3,085,060
Dow Chemical Co. (The), 4.25%, 11/15/20	2,200,000	2,425,324
Eastman Chemical Co., 2.40%, 6/1/17	1,830,000	1,902,197
Eastman Chemical Co., 3.60%, 8/15/22	3,920,000	4,082,535
Ecolab, Inc., 3.00%, 12/8/16	2,340,000	2,489,791
Ecolab, Inc., 4.35%, 12/8/21	3,754,000	4,152,251
EI du Pont de Nemours & Co., 4.15%, 2/15/43	1,030,000	1,052,397
		32,760,132
COMMERCIAL BANKS — 1.8%
Bank of America N.A., 5.30%, 3/15/17	8,840,000	9,917,525
Bank of Nova Scotia, 2.55%, 1/12/17	3,300,000	3,461,416
BB&T Corp., 5.70%, 4/30/14	1,680,000	1,773,892
BB&T Corp., 3.20%, 3/15/16	1,040,000	1,106,817
Capital One Financial Corp., 2.15%, 3/23/15	2,910,000	2,971,110
Capital One Financial Corp., 1.00%, 11/6/15	2,140,000	2,131,767
Capital One Financial Corp., 4.75%, 7/15/21	2,220,000	2,510,802
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	4,280,000	4,526,314
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/9/22	2,270,000	2,291,704
Fifth Third Bancorp, 6.25%, 5/1/13	3,882,000	3,899,667
HSBC Bank plc, 3.50%, 6/28/15(4)	4,340,000	4,593,899
ING Bank NV, 2.00%, 9/25/15(4)	2,040,000	2,073,891
Intesa Sanpaolo SpA, 3.875%, 1/16/18	1,890,000	1,830,293
JPMorgan Chase Bank N.A., 5.875%, 6/13/16	11,185,000	12,669,484
KFW, 4.125%, 10/15/14	5,020,000	5,308,660
KFW, 2.00%, 6/1/16	6,840,000	7,148,477
Northern Trust Co. (The), 6.50%, 8/15/18	2,480,000	3,092,369
PNC Funding Corp., 3.625%, 2/8/15	2,800,000	2,949,450
PNC Funding Corp., 4.375%, 8/11/20	1,720,000	1,947,143
Royal Bank of Scotland plc (The), 4.375%, 3/16/16	3,980,000	4,335,072
SunTrust Bank, 7.25%, 3/15/18	320,000	397,772
SunTrust Banks, Inc., 3.60%, 4/15/16	1,141,000	1,222,822
Toronto-Dominion Bank (The), 2.375%, 10/19/16	4,700,000	4,921,802
U.S. Bancorp., 3.44%, 2/1/16	2,760,000	2,939,775
U.S. Bancorp., MTN, 3.00%, 3/15/22	1,600,000	1,653,602
U.S. Bancorp., MTN, 2.95%, 7/15/22	1,310,000	1,307,325
Wachovia Bank N.A., 4.80%, 11/1/14	1,008,000	1,071,890
Wachovia Bank N.A., 5.00%, 8/15/15	1,000,000	1,095,264
Wachovia Bank N.A., 5.85%, 2/1/37	1,770,000	2,151,152
Wells Fargo & Co., 1.50%, 7/1/15	1,750,000	1,779,899
Wells Fargo & Co., 3.68%, 6/15/16	3,300,000	3,571,369
Wells Fargo & Co., 2.10%, 5/8/17	5,280,000	5,452,260
Wells Fargo & Co., 5.625%, 12/11/17	550,000	651,518
Wells Fargo & Co., 4.60%, 4/1/21	2,100,000	2,403,851
Wells Fargo & Co., MTN, 3.50%, 3/8/22	310,000	326,661
		111,486,714

Principal Amount	Value
COMMERCIAL SERVICES AND SUPPLIES — 0.2%
Corrections Corp. of America, 7.75%, 6/1/17	$2,760,000	$2,899,794
Republic Services, Inc., 3.80%, 5/15/18	1,550,000	1,707,243
Republic Services, Inc., 3.55%, 6/1/22	2,100,000	2,201,304
Waste Management, Inc., 2.60%, 9/1/16	3,400,000	3,567,229
Waste Management, Inc., 4.75%, 6/30/20	1,120,000	1,274,407
Waste Management, Inc., 6.125%, 11/30/39	2,070,000	2,565,235
		14,215,212
COMMUNICATIONS EQUIPMENT — 0.1%
Cisco Systems, Inc., 5.90%, 2/15/39	1,000,000	1,258,460
Crown Castle International Corp., 5.25%, 1/15/23	2,050,000	2,093,563
		3,352,023
COMPUTERS AND PERIPHERALS — 0.1%
Dell, Inc., 2.30%, 9/10/15	2,040,000	2,044,751
Dell, Inc., 3.10%, 4/1/16	820,000	826,407
Hewlett-Packard Co., 2.60%, 9/15/17	6,160,000	6,216,857
		9,088,015
CONSTRUCTION MATERIALS†
Owens Corning, 4.20%, 12/15/22	2,830,000	2,902,029
CONSUMER FINANCE — 0.6%
American Express Centurion Bank, 6.00%, 9/13/17	6,240,000	7,460,706
American Express Credit Corp., MTN, 2.75%, 9/15/15	4,800,000	5,022,922
American Express Credit Corp., MTN, 2.375%, 3/24/17	2,180,000	2,282,602
Credit Suisse (New York), 5.50%, 5/1/14	2,320,000	2,441,389
Equifax, Inc., 3.30%, 12/15/22	3,420,000	3,373,734
HSBC Bank USA N.A., 5.875%, 11/1/34	1,760,000	2,050,560
HSBC Finance Corp., 4.75%, 7/15/13	1,400,000	1,416,885
PNC Bank N.A., 6.00%, 12/7/17	3,215,000	3,832,422
SLM Corp., 6.25%, 1/25/16	2,290,000	2,513,419
SLM Corp., MTN, 5.00%, 10/1/13	4,050,000	4,131,000
		34,525,639
CONTAINERS AND PACKAGING — 0.1%
Ball Corp., 7.125%, 9/1/16	3,560,000	3,778,050
Ball Corp., 6.75%, 9/15/20	1,660,000	1,838,450
		5,616,500
DIVERSIFIED CONSUMER SERVICES — 0.1%
Catholic Health Initiatives, 1.60%, 11/1/17	1,065,000	1,079,220
Catholic Health Initiatives, 2.95%, 11/1/22	2,080,000	2,106,714
Johns Hopkins University, 4.08%, 7/1/53	1,030,000	1,069,427
		4,255,361
DIVERSIFIED FINANCIAL SERVICES — 4.3%
Bank of America Corp., 4.50%, 4/1/15	7,840,000	8,311,435
Bank of America Corp., 3.75%, 7/12/16	7,620,000	8,111,399
Bank of America Corp., 6.50%, 8/1/16	6,910,000	7,964,908
Bank of America Corp., 5.75%, 12/1/17	6,390,000	7,401,799
Bank of America Corp., 5.625%, 7/1/20	5,080,000	5,940,435
Bank of America Corp., 5.70%, 1/24/22	1,530,000	1,796,472
Bank of America Corp., 5.875%, 2/7/42	2,400,000	2,866,774
Citigroup, Inc., 6.01%, 1/15/15	12,960,000	14,039,438
Citigroup, Inc., 4.75%, 5/19/15	1,420,000	1,523,985
Citigroup, Inc., 4.45%, 1/10/17	4,880,000	5,379,151
Citigroup, Inc., 5.50%, 2/15/17	3,723,000	4,145,184
Citigroup, Inc., 6.125%, 11/21/17	13,360,000	15,819,242
Citigroup, Inc., 4.50%, 1/14/22	1,710,000	1,905,944
Citigroup, Inc., 4.05%, 7/30/22	1,660,000	1,719,343
Deutsche Bank AG (London), 3.875%, 8/18/14	3,180,000	3,312,492
General Electric Capital Corp., 3.75%, 11/14/14	9,460,000	9,937,683
General Electric Capital Corp., 2.25%, 11/9/15	5,220,000	5,401,901
General Electric Capital Corp., 5.625%, 9/15/17	5,480,000	6,431,443

Principal Amount	Value
General Electric Capital Corp., 2.10%, 12/11/19	$930,000	$947,498
General Electric Capital Corp., 4.375%, 9/16/20	6,970,000	7,800,719
General Electric Capital Corp., MTN, 2.30%, 4/27/17	3,500,000	3,626,899
General Electric Capital Corp., MTN, 6.00%, 8/7/19	8,480,000	10,314,801
General Electric Capital Corp., MTN, 4.65%, 10/17/21	4,180,000	4,691,084
General Electric Capital Corp., MTN, 5.875%, 1/14/38	2,150,000	2,519,434
Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15	3,520,000	3,762,268
Goldman Sachs Group, Inc. (The), 3.70%, 8/1/15	3,790,000	4,007,626
Goldman Sachs Group, Inc. (The), 5.95%, 1/18/18	8,100,000	9,457,843
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18	3,280,000	3,329,981
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20	7,120,000	8,128,035
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	9,420,000	10,979,180
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	3,170,000	3,568,421
HSBC Holdings plc, 5.10%, 4/5/21	2,800,000	3,242,683
HSBC Holdings plc, 4.00%, 3/30/22	5,730,000	6,180,985
JPMorgan Chase & Co., 6.00%, 1/15/18	10,570,000	12,579,558
JPMorgan Chase & Co., 4.25%, 10/15/20	6,735,000	7,406,089
JPMorgan Chase & Co., 3.25%, 9/23/22	2,520,000	2,523,047
Morgan Stanley, 6.00%, 4/28/15	6,310,000	6,876,771
Morgan Stanley, 4.75%, 3/22/17	5,200,000	5,743,041
Morgan Stanley, 6.625%, 4/1/18	5,770,000	6,907,971
Morgan Stanley, 5.625%, 9/23/19	4,780,000	5,507,033
Morgan Stanley, 5.50%, 7/24/20	70,000	80,784
Morgan Stanley, 5.75%, 1/25/21	2,950,000	3,416,422
Morgan Stanley, 4.875%, 11/1/22	1,120,000	1,190,427
Morgan Stanley, 3.75%, 2/25/23	2,020,000	2,047,502
Royal Bank of Scotland Group plc, 6.125%, 12/15/22	2,210,000	2,295,664
Syngenta Finance NV, 3.125%, 3/28/22	2,370,000	2,448,928
UBS AG (Stamford Branch), 5.875%, 12/20/17	5,247,000	6,232,534
		259,822,256
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.0%
AT&T, Inc., 5.10%, 9/15/14	1,000,000	1,063,799
AT&T, Inc., 3.875%, 8/15/21	3,160,000	3,425,235
AT&T, Inc., 2.625%, 12/1/22	3,000,000	2,904,969
AT&T, Inc., 6.55%, 2/15/39	5,790,000	7,187,799
AT&T, Inc., 4.30%, 12/15/42(4)	4,420,000	4,142,265
British Telecommunications plc, 5.95%, 1/15/18	6,030,000	7,199,072
CenturyLink, Inc., Series Q, 6.15%, 9/15/19	3,300,000	3,504,524
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(4)	2,220,000	2,277,234
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	4,800,000	5,943,619
France Telecom SA, 4.375%, 7/8/14	3,140,000	3,277,962
Telecom Italia Capital SA, 7.00%, 6/4/18	2,910,000	3,300,004
Telefonica Emisiones SAU, 5.88%, 7/15/19	2,690,000	2,967,562
Telefonica Emisiones SAU, 5.46%, 2/16/21	3,030,000	3,270,370
Verizon Communications, Inc., 6.10%, 4/15/18	1,854,000	2,240,937
Verizon Communications, Inc., 7.35%, 4/1/39	3,660,000	4,940,693
Verizon Communications, Inc., 4.75%, 11/1/41	1,120,000	1,115,790
Windstream Corp., 7.875%, 11/1/17	1,110,000	1,273,725
		60,035,559
ELECTRIC UTILITIES — 0.1%
AES Corp. (The), 8.00%, 10/15/17	3,600,000	4,252,500
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16	3,484,000	4,028,375
Jabil Circuit, Inc., 5.625%, 12/15/20	1,310,000	1,395,150
		5,423,525

Principal Amount	Value
ENERGY EQUIPMENT AND SERVICES — 0.3%
Ensco plc, 3.25%, 3/15/16	$2,580,000	$2,750,187
Ensco plc, 4.70%, 3/15/21	3,005,000	3,362,772
Pride International, Inc., 6.875%, 8/15/20	800,000	1,004,998
Transocean, Inc., 5.05%, 12/15/16	1,150,000	1,278,982
Transocean, Inc., 2.50%, 10/15/17	4,440,000	4,502,910
Transocean, Inc., 6.50%, 11/15/20	2,190,000	2,536,186
Transocean, Inc., 6.375%, 12/15/21	1,030,000	1,201,994
Weatherford International Ltd., 9.625%, 3/1/19	2,400,000	3,139,721
		19,777,750
FOOD AND STAPLES RETAILING — 0.3%
CVS Caremark Corp., 2.75%, 12/1/22	4,670,000	4,617,070
Kroger Co. (The), 6.40%, 8/15/17	2,000,000	2,392,074
Safeway, Inc., 4.75%, 12/1/21	2,220,000	2,395,560
Wal-Mart Stores, Inc., 5.875%, 4/5/27	1,060,000	1,398,536
Wal-Mart Stores, Inc., 5.625%, 4/1/40	940,000	1,177,386
Wal-Mart Stores, Inc., 4.875%, 7/8/40	3,440,000	3,890,905
Wal-Mart Stores, Inc., 5.00%, 10/25/40	1,150,000	1,325,349
Walgreen Co., 1.80%, 9/15/17	2,140,000	2,169,380
		19,366,260
FOOD PRODUCTS — 0.4%
General Mills, Inc., 4.15%, 2/15/43	1,190,000	1,199,215
Kellogg Co., 4.45%, 5/30/16	2,400,000	2,642,883
Kraft Foods Group, Inc., 6.125%, 8/23/18	2,071,000	2,523,060
Kraft Foods Group, Inc., 5.00%, 6/4/42	2,000,000	2,156,642
Kraft Foods, Inc., 5.375%, 2/10/20	1,740,000	2,074,339
Mead Johnson Nutrition Co., 3.50%, 11/1/14	1,900,000	1,973,522
Mead Johnson Nutrition Co., 5.90%, 11/1/39	1,160,000	1,381,071
Mondelez International, Inc., 6.125%, 2/1/18	729,000	875,639
Mondelez International, Inc., 6.50%, 2/9/40	3,010,000	3,928,959
Tyson Foods, Inc., 6.60%, 4/1/16	2,580,000	2,968,525
Tyson Foods, Inc., 4.50%, 6/15/22	1,130,000	1,235,231
		22,959,086
GAS UTILITIES — 1.1%
Access Midstream Partners LP / ACMP Finance Corp., 4.875%, 5/15/23	1,450,000	1,433,687
El Paso Corp., 7.25%, 6/1/18	4,040,000	4,657,587
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	3,360,000	4,090,205
Enbridge Energy Partners LP, 6.50%, 4/15/18	2,470,000	2,950,914
Enbridge Energy Partners LP, 5.20%, 3/15/20	1,010,000	1,140,671
Energy Transfer Partners LP, 5.20%, 2/1/22	1,610,000	1,811,923
Energy Transfer Partners LP, 6.50%, 2/1/42	1,880,000	2,158,859
Enterprise Products Operating LLC, 3.70%, 6/1/15	2,500,000	2,647,745
Enterprise Products Operating LLC, 6.30%, 9/15/17	2,295,000	2,761,982
Enterprise Products Operating LLC, 4.45%, 2/15/43	1,120,000	1,083,275
Enterprise Products Operating LLC, 4.85%, 3/15/44	1,790,000	1,837,916
Enterprise Products Operating LLC, 7.03%, 1/15/68	1,580,000	1,834,693
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	2,030,000	2,551,093
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	2,340,000	2,743,753
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	1,530,000	1,629,894
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	3,270,000	3,965,938
Magellan Midstream Partners LP, 6.55%, 7/15/19	3,450,000	4,259,932
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15	2,750,000	2,954,798
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	2,190,000	2,319,046

	Principal Amount	Value
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	$4,630,000	$4,593,710
TransCanada PipeLines Ltd., 2.50%, 8/1/22	3,500,000	3,421,306
Williams Cos., Inc. (The), 3.70%, 1/15/23	2,650,000	2,637,969
Williams Partners LP, 4.125%, 11/15/20	4,003,000	4,328,752
		63,815,648
HEALTH CARE EQUIPMENT AND SUPPLIES†
Medtronic, Inc., 2.75%, 4/1/23	2,780,000	2,778,777
HEALTH CARE PROVIDERS AND SERVICES — 0.7%
Aetna, Inc., 2.75%, 11/15/22	3,190,000	3,130,290
Express Scripts Holding Co., 2.65%, 2/15/17	7,660,000	8,033,869
Express Scripts, Inc., 7.25%, 6/15/19	8,020,000	10,247,972
HCA, Inc., 7.875%, 2/15/20	4,980,000	5,515,350
NYU Hospitals Center, 4.43%, 7/1/42	2,180,000	2,132,816
UnitedHealth Group, Inc., 4.25%, 3/15/43	2,730,000	2,700,620
Universal Health Services, Inc., 7.125%, 6/30/16	4,140,000	4,750,650
WellPoint, Inc., 3.125%, 5/15/22	2,120,000	2,140,112
WellPoint, Inc., 3.30%, 1/15/23	970,000	985,727
WellPoint, Inc., 5.80%, 8/15/40	1,470,000	1,726,563
		41,363,969
HOTELS, RESTAURANTS AND LEISURE — 0.1%
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	3,630,000	3,693,525
Wyndham Worldwide Corp., 2.95%, 3/1/17	2,340,000	2,411,042
Yum! Brands, Inc., 3.75%, 11/1/21	1,010,000	1,059,763
		7,164,330
HOUSEHOLD DURABLES — 0.1%
D.R. Horton, Inc., 3.625%, 2/15/18	2,190,000	2,217,375
Mohawk Industries, Inc., 3.85%, 2/1/23	2,260,000	2,310,470
Toll Brothers Finance Corp., 6.75%, 11/1/19	2,620,000	3,071,429
		7,599,274
INDUSTRIAL CONGLOMERATES — 0.2%
Bombardier, Inc., 5.75%, 3/15/22(4)	1,700,000	1,753,125
General Electric Co., 5.25%, 12/6/17	4,251,000	4,986,933
General Electric Co., 2.70%, 10/9/22	1,700,000	1,704,967
General Electric Co., 4.125%, 10/9/42	2,140,000	2,158,629
		10,603,654
INSURANCE — 1.4%
Allstate Corp. (The), 7.45%, 5/16/19	2,280,000	3,003,070
Allstate Corp. (The), 5.20%, 1/15/42	2,130,000	2,466,410
American International Group, Inc., 3.65%, 1/15/14	1,680,000	1,720,016
American International Group, Inc., 5.85%, 1/16/18	6,430,000	7,546,280
American International Group, Inc., 6.40%, 12/15/20	5,270,000	6,540,576
American International Group, Inc., 4.875%, 6/1/22	5,000,000	5,670,885
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21	2,770,000	3,122,327
Berkshire Hathaway, Inc., 3.75%, 8/15/21	1,230,000	1,338,129
Berkshire Hathaway, Inc., 3.00%, 5/15/22	2,030,000	2,074,759
Berkshire Hathaway, Inc., 4.50%, 2/11/43	1,590,000	1,612,486
Genworth Financial, Inc., 7.20%, 2/15/21	1,680,000	1,960,211
Hartford Financial Services Group, Inc., 5.50%, 10/15/16	2,070,000	2,344,263
Hartford Financial Services Group, Inc., 5.125%, 4/15/22	1,480,000	1,711,382
Hartford Financial Services Group, Inc., 5.95%, 10/15/36	1,190,000	1,395,883
ING U.S., Inc., 5.50%, 7/15/22(4)	3,250,000	3,604,780
International Lease Finance Corp., 4.875%, 4/1/15	700,000	736,750
International Lease Finance Corp., 5.75%, 5/15/16	1,520,000	1,649,341
Liberty Mutual Group, Inc., 4.95%, 5/1/22(4)	730,000	802,454

Principal Amount	Value
Liberty Mutual Group, Inc., 6.50%, 5/1/42(4)	$1,590,000	$1,820,841
Lincoln National Corp., 6.25%, 2/15/20	4,240,000	5,140,491
Markel Corp., 4.90%, 7/1/22	4,070,000	4,531,135
Markel Corp., 3.625%, 3/30/23	1,000,000	1,006,641
MetLife, Inc., 6.75%, 6/1/16	2,570,000	3,023,721
MetLife, Inc., 1.76%, 12/15/17	2,250,000	2,281,223
MetLife, Inc., 4.125%, 8/13/42	2,140,000	2,015,167
Metropolitan Life Global Funding I, 3.00%, 1/10/23(4)	2,870,000	2,883,239
Principal Financial Group, Inc., 3.30%, 9/15/22	1,600,000	1,630,629
Prudential Financial, Inc., 7.375%, 6/15/19	3,690,000	4,746,425
Prudential Financial, Inc., 5.375%, 6/21/20	1,000,000	1,181,844
Prudential Financial, Inc., 5.625%, 5/12/41	1,640,000	1,876,905
Prudential Financial, Inc., MTN, 5.70%, 12/14/36	1,275,000	1,467,143
		82,905,406
INTERNET SOFTWARE AND SERVICES†
IAC/InterActiveCorp, 4.75%, 12/15/22(4)	1,700,000	1,670,250
IT SERVICES — 0.2%
Fidelity National Information Services, Inc., 5.00%, 3/15/22	2,520,000	2,686,950
International Business Machines Corp., 1.95%, 7/22/16	7,940,000	8,243,340
		10,930,290
LIFE SCIENCES TOOLS AND SERVICES†
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	1,030,000	1,068,055
MACHINERY — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	4,900,000	5,033,471
MEDIA — 1.9%
CBS Corp., 4.85%, 7/1/42	2,190,000	2,141,612
CC Holdings GS V LLC, 2.38%, 12/15/17(4)	3,870,000	3,901,064
CC Holdings GS V LLC, 3.85%, 4/15/23(4)	3,010,000	3,041,003
Comcast Corp., 5.90%, 3/15/16	8,444,000	9,668,735
Comcast Corp., 6.50%, 11/15/35	340,000	435,060
Comcast Corp., 6.40%, 5/15/38	3,700,000	4,676,530
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14	2,630,000	2,783,169
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21	4,090,000	4,559,986
Discovery Communications LLC, 5.625%, 8/15/19	2,803,000	3,330,037
DISH DBS Corp., 7.00%, 10/1/13	1,815,000	1,866,047
DISH DBS Corp., 7.125%, 2/1/16	5,130,000	5,726,362
DISH DBS Corp., 4.625%, 7/15/17	2,300,000	2,397,750
DISH DBS Corp., 6.75%, 6/1/21	1,820,000	2,031,575
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17	2,080,000	2,236,000
Lamar Media Corp., 9.75%, 4/1/14	3,380,000	3,658,850
NBCUniversal Media LLC, 5.15%, 4/30/20	3,950,000	4,691,032
NBCUniversal Media LLC, 4.375%, 4/1/21	5,630,000	6,349,317
NBCUniversal Media LLC, 2.875%, 1/15/23	3,240,000	3,220,761
News America, Inc., 3.00%, 9/15/22	3,070,000	3,043,742
News America, Inc., 6.90%, 8/15/39	3,110,000	3,978,838
Omnicom Group, Inc., 3.625%, 5/1/22	850,000	871,166
Qwest Corp., 7.50%, 10/1/14	800,000	872,284
SBA Telecommunications, Inc., 8.25%, 8/15/19	1,797,000	1,990,177
Time Warner Cable, Inc., 6.75%, 7/1/18	5,150,000	6,347,535
Time Warner Cable, Inc., 4.50%, 9/15/42	3,290,000	3,007,511
Time Warner, Inc., 3.15%, 7/15/15	3,500,000	3,688,072
Time Warner, Inc., 4.875%, 3/15/20	3,450,000	3,956,688
Time Warner, Inc., 3.40%, 6/15/22	1,520,000	1,571,613
Time Warner, Inc., 7.70%, 5/1/32	2,740,000	3,749,161
Time Warner, Inc., 4.90%, 6/15/42	1,070,000	1,080,912
Viacom, Inc., 4.375%, 9/15/14	3,580,000	3,765,673

Principal Amount	Value
Viacom, Inc., 4.50%, 3/1/21	$2,500,000	$2,770,647
Viacom, Inc., 3.125%, 6/15/22	660,000	662,608
Virgin Media Secured Finance plc, 6.50%, 1/15/18	4,700,000	5,029,000
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	3,320,000	3,292,955
		116,393,472
METALS AND MINING — 0.7%
Alcoa, Inc., 5.40%, 4/15/21	2,060,000	2,138,072
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20	1,480,000	1,569,667
ArcelorMittal, 5.75%, 8/5/20	2,710,000	2,864,876
Barrick North America Finance LLC, 4.40%, 5/30/21	3,250,000	3,478,533
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23(4)	2,590,000	2,604,592
Newmont Mining Corp., 3.50%, 3/15/22	2,240,000	2,260,989
Newmont Mining Corp., 6.25%, 10/1/39	2,140,000	2,470,050
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20	1,660,000	1,753,378
Southern Copper Corp., 5.25%, 11/8/42	1,290,000	1,229,871
Teck Resources Ltd., 5.375%, 10/1/15	1,589,000	1,746,556
Teck Resources Ltd., 3.15%, 1/15/17	2,620,000	2,732,133
Vale Overseas Ltd., 5.625%, 9/15/19	5,950,000	6,742,445
Vale Overseas Ltd., 4.625%, 9/15/20	4,470,000	4,759,357
Xstrata Canada Financial Corp., 2.85%, 11/10/14(4)	1,000,000	1,025,292
Xstrata Canada Financial Corp., 4.95%, 11/15/21(4)	2,560,000	2,759,867
		40,135,678
MULTI-UTILITIES — 1.4%
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	1,580,000	1,477,524
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17	2,446,000	2,774,662
CMS Energy Corp., 4.25%, 9/30/15	1,210,000	1,304,953
CMS Energy Corp., 8.75%, 6/15/19	4,160,000	5,638,193
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	2,030,000	2,014,420
Constellation Energy Group, Inc., 5.15%, 12/1/20	2,700,000	3,089,613
Consumers Energy Co., 2.85%, 5/15/22	1,050,000	1,088,031
Dominion Resources, Inc., 6.40%, 6/15/18	4,350,000	5,382,807
Dominion Resources, Inc., 2.75%, 9/15/22	1,690,000	1,693,485
Dominion Resources, Inc., 4.90%, 8/1/41	4,820,000	5,338,020
DPL, Inc., 6.50%, 10/15/16	2,520,000	2,671,200
Duke Energy Carolinas LLC, Series C, 7.00%, 11/15/18	1,300,000	1,686,173
Duke Energy Corp., 3.95%, 9/15/14	4,010,000	4,196,425
Duke Energy Corp., 1.625%, 8/15/17	2,120,000	2,141,925
Duke Energy Corp., 3.55%, 9/15/21	2,686,000	2,862,672
Edison International, 3.75%, 9/15/17	2,920,000	3,185,974
Exelon Generation Co. LLC, 5.20%, 10/1/19	3,000,000	3,401,976
Florida Power Corp., 6.35%, 9/15/37	1,307,000	1,735,313
Florida Power Corp., 3.85%, 11/15/42	2,670,000	2,558,698
Georgia Power Co., 4.30%, 3/15/42	1,590,000	1,604,728
Ipalco Enterprises, Inc., 5.00%, 5/1/18	1,180,000	1,280,300
Niagara Mohawk Power Corp., 4.88%, 8/15/19(4)	1,600,000	1,858,042
Nisource Finance Corp., 4.45%, 12/1/21	1,600,000	1,765,699
Nisource Finance Corp., 5.25%, 2/15/43	1,240,000	1,306,323
Northern States Power Co., 3.40%, 8/15/42	1,580,000	1,444,091
Pacific Gas & Electric Co., 5.80%, 3/1/37	2,247,000	2,753,467
Pacific Gas & Electric Co., 4.45%, 4/15/42	1,130,000	1,188,062
PacifiCorp, 6.00%, 1/15/39	2,340,000	3,068,493
Progress Energy, Inc., 3.15%, 4/1/22	2,690,000	2,748,260
Public Service Company of Colorado, 4.75%, 8/15/41	1,100,000	1,248,466
San Diego Gas & Electric Co., 3.00%, 8/15/21	2,470,000	2,625,071
Sempra Energy, 6.50%, 6/1/16	2,090,000	2,437,799
Sempra Energy, 9.80%, 2/15/19	1,840,000	2,590,744

Principal Amount	Value
Sempra Energy, 2.875%, 10/1/22	$2,270,000	$2,269,998
Southern California Edison Co., 5.625%, 2/1/36	780,000	969,329
Southern Power Co., 5.15%, 9/15/41	1,100,000	1,234,274
Xcel Energy, Inc., 4.80%, 9/15/41	1,210,000	1,352,762
		87,987,972
MULTILINE RETAIL†
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	1,127,000	1,310,602
Target Corp., 4.00%, 7/1/42	1,570,000	1,537,020
		2,847,622
OFFICE ELECTRONICS†
Xerox Corp., 5.65%, 5/15/13	1,370,000	1,377,601
OIL, GAS AND CONSUMABLE FUELS — 1.8%
Anadarko Petroleum Corp., 5.95%, 9/15/16	3,650,000	4,205,271
Anadarko Petroleum Corp., 6.45%, 9/15/36	1,570,000	1,938,813
Apache Corp., 2.625%, 1/15/23	3,580,000	3,492,007
Apache Corp., 4.75%, 4/15/43	1,530,000	1,573,363
BP Capital Markets plc, 3.20%, 3/11/16	820,000	874,182
BP Capital Markets plc, 2.25%, 11/1/16	4,290,000	4,467,525
BP Capital Markets plc, 4.50%, 10/1/20	2,260,000	2,587,928
Cenovus Energy, Inc., 4.50%, 9/15/14	2,260,000	2,380,603
ConocoPhillips,5.75%, 2/1/19	4,200,000	5,147,713
ConocoPhillips Holding Co., 6.95%, 4/15/29	1,889,000	2,561,707
Denbury Resources, Inc., 4.625%, 7/15/23	2,770,000	2,676,513
Devon Energy Corp., 1.875%, 5/15/17	1,360,000	1,375,082
Devon Energy Corp., 5.60%, 7/15/41	2,840,000	3,119,573
EOG Resources, Inc., 5.625%, 6/1/19	1,800,000	2,191,559
FMC Technologies, Inc., 2.00%, 10/1/17	920,000	927,115
Hess Corp., 6.00%, 1/15/40	1,150,000	1,292,160
Marathon Petroleum Corp., 3.50%, 3/1/16	2,660,000	2,844,288
Newfield Exploration Co., 6.875%, 2/1/20	3,570,000	3,846,675
Nexen, Inc., 6.20%, 7/30/19	2,850,000	3,563,526
Noble Energy, Inc., 4.15%, 12/15/21	4,080,000	4,496,731
Occidental Petroleum Corp., 2.70%, 2/15/23	1,620,000	1,626,151
Peabody Energy Corp., 7.375%, 11/1/16	1,580,000	1,809,100
Pemex Project Funding Master Trust, 6.625%, 6/15/35	2,000,000	2,405,000
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20	4,120,000	4,560,581
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	7,580,000	8,221,389
Petroleos Mexicanos, 6.00%, 3/5/20	3,600,000	4,266,000
Petroleos Mexicanos, 4.875%, 1/24/22	2,090,000	2,319,900
Petroleos Mexicanos, 3.50%, 1/30/23(4)	1,430,000	1,430,000
Petroleos Mexicanos, 6.50%, 6/2/41	1,760,000	2,081,200
Petroleos Mexicanos, 5.50%, 6/27/44(4)	1,620,000	1,675,080
Phillips 66, 4.30%, 4/1/22	4,730,000	5,205,710
Pioneer Natural Resources Co., 3.95%, 7/15/22	4,190,000	4,386,188
Shell International Finance BV, 2.375%, 8/21/22	2,100,000	2,089,460
Shell International Finance BV, 3.625%, 8/21/42	1,780,000	1,733,097
Statoil ASA, 2.45%, 1/17/23	4,670,000	4,607,590
Talisman Energy, Inc., 7.75%, 6/1/19	3,720,000	4,723,816
Tesoro Corp., 5.375%, 10/1/22	1,120,000	1,173,200
		109,875,796
PAPER AND FOREST PRODUCTS — 0.2%
Domtar Corp., 4.40%, 4/1/22	3,030,000	3,031,109
Georgia-Pacific LLC, 5.40%, 11/1/20(4)	6,600,000	7,826,076
International Paper Co., 6.00%, 11/15/41	3,190,000	3,731,011
		14,588,196
PERSONAL PRODUCTS†
Avon Products, Inc., 4.60%, 3/15/20	1,020,000	1,061,939
Procter & Gamble Co. (The), 1.45%, 8/15/16	820,000	840,813
		1,902,752

Principal Amount	Value
PHARMACEUTICALS — 0.8%
AbbVie, Inc., 1.20%, 11/6/15(4)	$1,590,000	$1,603,374
AbbVie, Inc., 1.75%, 11/6/17(4)	5,390,000	5,463,956
AbbVie, Inc., 4.40%, 11/6/42(4)	1,420,000	1,440,254
Actavis, Inc., 4.625%, 10/1/42	1,420,000	1,440,728
Bristol-Myers Squibb Co., 3.25%, 8/1/42	2,100,000	1,851,276
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	4,230,000	4,327,201
Merck & Co., Inc., 2.40%, 9/15/22	5,330,000	5,305,375
Merck & Co., Inc., 3.60%, 9/15/42	720,000	686,733
Mylan, Inc., 3.125%, 1/15/23(4)	2,840,000	2,804,443
Roche Holdings, Inc., 6.00%, 3/1/19(4)	8,173,000	10,182,994
Roche Holdings, Inc., 7.00%, 3/1/39(4)	1,820,000	2,655,953
Sanofi, 4.00%, 3/29/21	2,172,000	2,422,429
Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	720,000	725,366
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14	6,850,000	7,228,524
		48,138,606
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.1%
American Tower Corp., 4.50%, 1/15/18	2,090,000	2,302,062
American Tower Corp., 4.70%, 3/15/22	3,370,000	3,671,618
Boston Properties LP, 5.00%, 6/1/15	1,500,000	1,632,631
BRE Properties, Inc., 3.375%, 1/15/23	3,090,000	3,077,139
Developers Diversified Realty Corp., 4.75%, 4/15/18	5,930,000	6,566,188
Digital Realty Trust LP, 4.50%, 7/15/15	860,000	914,263
Essex Portfolio LP, 3.625%, 8/15/22(4)	3,120,000	3,107,632
HCP, Inc., 3.75%, 2/1/16	4,600,000	4,913,702
Health Care REIT, Inc., 2.25%, 3/15/18	2,600,000	2,627,877
Health Care REIT, Inc., 3.75%, 3/15/23	4,760,000	4,803,692
Host Hotels & Resorts LP, 6.00%, 10/1/21	1,370,000	1,590,913
Kilroy Realty LP, 3.80%, 1/15/23	5,200,000	5,340,343
Reckson Operating Partnership LP, 6.00%, 3/31/16	1,660,000	1,820,278
Reckson Operating Partnership LP, 7.75%, 3/15/20	3,805,000	4,680,082
Simon Property Group LP, 5.10%, 6/15/15	60,000	65,655
Simon Property Group LP, 5.75%, 12/1/15	4,410,000	4,927,368
UDR, Inc., 4.25%, 6/1/18	2,540,000	2,796,581
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15	2,960,000	3,130,907
Ventas Realty LP/Ventas Capital Corp., 4.00%, 4/30/19	3,030,000	3,312,808
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	730,000	813,116
Ventas Realty LP/Ventas Capital Corp., 3.25%, 8/15/22	860,000	858,316
WEA Finance LLC, 4.625%, 5/10/21(4)	2,040,000	2,280,720
		65,233,891
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.1%
ProLogis LP, 6.625%, 12/1/19	3,340,000	4,050,208
ROAD AND RAIL — 0.4%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	4,310,000	4,666,786
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	1,480,000	1,610,082
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	2,780,000	3,008,488
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	2,030,000	2,065,505
CSX Corp., 4.25%, 6/1/21	900,000	1,014,535
Norfolk Southern Corp., 5.75%, 4/1/18	2,560,000	3,072,097
Norfolk Southern Corp., 3.25%, 12/1/21	2,000,000	2,093,788
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.50%, 3/15/16(4)	3,420,000	3,505,739
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18(4)	1,130,000	1,154,227
Union Pacific Corp., 4.75%, 9/15/41	2,020,000	2,214,389
		24,405,636

Principal Amount	Value
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 0.1%
Intel Corp., 1.35%, 12/15/17	$3,540,000	$3,557,707
SOFTWARE — 0.2%
Intuit, Inc., 5.75%, 3/15/17	5,123,000	5,874,298
Oracle Corp., 2.50%, 10/15/22	3,880,000	3,819,961
		9,694,259
SPECIALTY RETAIL — 0.2%
Home Depot, Inc. (The), 5.95%, 4/1/41	4,720,000	6,031,773
Staples, Inc., 4.375%, 1/12/23	3,000,000	3,034,959
United Rentals North America, Inc., 5.75%, 7/15/18	1,660,000	1,807,325
		10,874,057
TEXTILES, APPAREL AND LUXURY GOODS — 0.1%
Gap, Inc. (The), 5.95%, 4/12/21	1,650,000	1,890,311
Hanesbrands, Inc., 6.375%, 12/15/20	1,280,000	1,400,000
L Brands, Inc., 6.90%, 7/15/17	1,830,000	2,111,362
PVH Corp., 4.50%, 12/15/22	1,600,000	1,588,000
		6,989,673
TOBACCO — 0.2%
Altria Group, Inc., 9.25%, 8/6/19	1,194,000	1,667,280
Altria Group, Inc., 2.85%, 8/9/22	7,770,000	7,659,806
Philip Morris International, Inc., 4.125%, 5/17/21	4,240,000	4,745,183
		14,072,269
WIRELESS TELECOMMUNICATION SERVICES — 0.4%
Alltel Corp., 7.875%, 7/1/32	600,000	884,499
America Movil SAB de CV, 5.00%, 3/30/20	1,200,000	1,356,355
America Movil SAB de CV, 3.125%, 7/16/22	5,260,000	5,175,077
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14	7,070,000	7,348,113
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	2,490,000	3,319,135
Vodafone Group plc, 5.625%, 2/27/17	3,320,000	3,851,901
Vodafone Group plc, 2.50%, 9/26/22	1,540,000	1,488,632
		23,423,712
TOTAL CORPORATE BONDS (Cost $1,461,586,706)		1,566,893,555
Commercial Mortgage-Backed Securities(2) — 5.5%
Banc of America Commercial Mortgage, Inc., Series 2003-2, Class B, VRN, 5.18%, 4/1/13	5,000,000	5,109,487
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39	8,390,143	8,578,841
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42	821,881	828,927
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 4/1/13	4,025,000	4,414,222
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 4/1/13	4,550,000	5,011,293
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(4)	6,000,000	6,104,871
BB-UBS Trust, Series 2012-SHOW, Class A, 3.43%, 11/5/36(4)	10,900,000	11,049,820
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR3, Class A4 SEQ, 4.72%, 2/11/41	2,355,984	2,398,517
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A2 SEQ, 2.16%, 10/15/21	4,890,000	5,075,221
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A3, VRN, 5.22%, 4/1/13	3,800,000	3,868,731
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AM, VRN, 5.22%, 4/1/13	9,300,000	10,234,464
Commercial Mortgage Trust Series 2004-GG1, Class A7 SEQ, VRN, 5.32%, 4/1/13	7,042,706	7,244,761
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, VRN, 5.42%, 4/1/13	10,935,000	11,321,902

Principal Amount	Value
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 4/1/13	$1,322,879	$1,326,161
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3 SEQ, 4.57%, 8/10/42	1,227,584	1,226,670
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 4/1/13	8,700,000	9,193,716
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VRN, 4.86%, 4/1/13	4,050,000	4,311,225
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 4/1/13	12,875,000	13,458,257
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	18,096,000	19,331,296
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	14,215,000	15,155,457
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(4)	10,000,000	10,593,695
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	12,042,227	12,354,566
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36	19,900,000	20,439,459
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.51%, 4/11/13	7,600,000	7,985,890
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 4/11/13	2,875,000	3,079,145
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A4 SEQ, 5.00%, 4/15/30	4,761,187	4,859,065
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 SEQ, 4.74%, 7/15/30	7,600,000	8,122,519
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/11/13	15,000,000	16,307,175
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 4/11/13	10,900,000	11,997,674
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, 2/15/46	4,250,000	4,326,207
Morgan Stanley Capital I, Series 2004-T13, Class A4 SEQ, 4.66%, 9/13/45	14,748,686	14,982,770
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42	3,412,920	3,412,474
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	13,776,454	14,500,538
Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class A4, VRN, 5.31%, 4/1/13	21,093,000	21,943,217
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	1,412,941	1,431,989
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	25,850,000	27,295,790
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, VRN, 5.18%, 4/1/13	4,614,000	5,026,136
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $331,798,418)		333,902,148
Collateralized Mortgage Obligations(2) — 4.0%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 3.3%
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	2,154,918	1,690,778
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	4,053,410	4,155,805
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	7,000,000	7,367,455

Principal Amount	Value
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.86%, 4/1/13	$7,028,746	$6,835,473
Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36	481,595	491,317
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	2,925,644	3,058,373
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.31%, 4/1/13	4,389,581	4,381,570
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-35, Class 1A3 SEQ, 5.00%, 9/25/18	1,176,782	1,209,085
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	5,384,133	5,542,120
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	2,175,633	2,254,702
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	557,358	558,259
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35	1,842,200	1,889,702
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.81%, 4/1/13	1,467,352	1,475,100
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.36%, 4/1/13	6,225,157	6,260,267
GSR Mortgage Loan Trust, Series 2005-6F, Class 3A15, 5.50%, 7/25/35	1,443,560	1,454,663
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.66%, 4/1/13	13,182,055	13,616,997
JPMorgan Mortgage Trust, Series 2004-S2, Class 1A3 SEQ, 4.75%, 11/25/19	1,608,693	1,625,193
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.05%, 4/1/13	4,143,677	4,110,320
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.02%, 4/1/13	6,784,421	6,340,465
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.92%, 4/1/13	6,682,537	$6,544,413
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2, VRN, 2.50%, 4/1/13(4)	15,000,000	15,257,227
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.63%, 4/1/13	4,990,286	5,216,451
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.87%, 4/1/13	3,695,125	3,916,904
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/13	3,582,218	3,677,446
Wamu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	2,291,940	2,432,702
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 4.92%, 4/1/13	2,275,010	2,352,906
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-K, Class 2A6, VRN, 4.73%, 4/1/13	2,606,709	2,685,936
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	1,555,291	1,632,203
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 1A11, 5.50%, 10/25/35	5,170,731	5,517,403
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	1,685,573	1,756,238
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR8, Class 2A1, VRN, 2.74%, 4/1/13	2,376,366	2,443,488
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.33%, 4/1/13	3,269,323	3,299,018
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.68%, 4/1/13	16,828,195	17,363,887
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-3, Class A9 SEQ, 5.50%, 3/25/36	2,100,903	2,112,807

Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	$2,878,706	$3,006,163
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	9,588,377	9,957,103
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	6,893,447	7,144,668
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	3,811,146	3,806,599
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 5.29%, 4/1/13	2,070,893	1,913,947
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 5.41%, 4/1/13	1,000,736	998,537
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	2,599,795	2,688,864
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-9, Class 1A8, 5.50%, 7/25/37	6,577,160	6,868,236
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	3,859,329	3,958,533
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	5,908,390	6,352,686
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.04%, 4/1/13	4,810,831	4,922,834
		202,144,843
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.7%
FHLB, Series 00-1239, Class 1, 4.81%, 8/20/15	635,042	672,792
FHLMC, Series 2684, Class FP, VRN, 0.70%, 4/15/13	10,503,806	10,534,194
FHLMC, Series 2840, Class VK, 5.50%, 7/15/15	1,060,596	1,106,781
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	1,858,995	2,074,604
FHLMC, Series 3397, Class GF, VRN, 0.70%, 4/15/13	$3,497,861	$3,536,250
FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19	11,277	12,858
FNMA, Series 2006-43, Class FM, VRN, 0.50%, 4/25/13	4,450,948	4,462,320
FNMA, Series 2007-36, Class FB, VRN, 0.60%, 4/25/13	8,335,730	8,423,876
GNMA, Series 2007-5, Class FA, VRN, 0.34%, 4/20/13	8,331,120	8,371,102
		39,194,777
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $234,267,773)		241,339,620
Sovereign Governments and Agencies — 2.2%
BRAZIL — 0.4%
Brazilian Government International Bond, 5.875%, 1/15/19	11,310,000	13,656,825
Brazilian Government International Bond, 4.875%, 1/22/21	5,370,000	6,256,050
Brazilian Government International Bond, 5.625%, 1/7/41	2,890,000	3,395,750
		23,308,625
CANADA — 0.2%
Hydro-Quebec, 8.40%, 1/15/22	246,000	352,011
Province of Ontario Canada, 5.45%, 4/27/16	3,630,000	4,159,693
Province of Ontario Canada, 1.60%, 9/21/16	3,900,000	4,016,520
		8,528,224
CHILE — 0.1%
Chile Government International Bond, 3.25%, 9/14/21	3,580,000	3,775,110
Chile Government International Bond, 3.625%, 10/30/42	2,050,000	1,904,450
		5,679,560
COLOMBIA — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21	5,510,000	6,176,710
ITALY†
Italy Government International Bond, 6.875%, 9/27/23	1,920,000	2,232,269

Principal Amount	Value
MEXICO — 0.4%
Mexico Government International Bond, 5.625%, 1/15/17		$2,435,000	$2,812,425
Mexico Government International Bond, 5.95%, 3/19/19		9,100,000	11,056,500
Mexico Government International Bond, 5.125%, 1/15/20		3,290,000	3,869,040
Mexico Government International Bond, 6.05%, 1/11/40		2,810,000	3,491,425
Mexico Government International Bond, MTN, 4.75%, 3/8/44		3,710,000	3,858,400
			25,087,790
PERU — 0.1%
Peruvian Government International Bond, 6.55%, 3/14/37		1,620,000	2,203,200
Peruvian Government International Bond, 5.625%, 11/18/50		2,640,000	3,170,640
			5,373,840
POLAND — 0.1%
Poland Government International Bond, 3.875%, 7/16/15		1,260,000	1,339,317
Poland Government International Bond, 5.125%, 4/21/21		2,400,000	2,778,000
Poland Government International Bond, 3.00%, 3/17/23		2,210,000	2,145,910
			6,263,227
SOUTH KOREA — 0.2%
Export-Import Bank of Korea, 3.75%, 10/20/16		3,690,000	4,004,030
Korea Development Bank (The), 3.25%, 3/9/16		3,480,000	3,690,418
Korea Development Bank (The), 4.00%, 9/9/16		2,470,000	2,696,927
			10,391,375
UNITED KINGDOM — 0.6%
United Kingdom Gilt, 4.50%, 12/7/42	GBP	19,660,000	37,937,207
URUGUAY†
Uruguay Government International Bond, 4.125%, 11/20/45		$1,630,000	1,515,900
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $124,976,617)			132,494,727
Municipal Securities — 1.5%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47		$1,610,000	$1,842,742
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50		2,100,000	2,825,991
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40		1,694,000	2,313,072
California GO, (Building Bonds), 6.65%, 3/1/22		1,660,000	2,101,527
California GO, (Building Bonds), 7.55%, 4/1/39		1,325,000	1,922,230
California GO, (Building Bonds), 7.30%, 10/1/39		1,700,000	2,379,065
California GO, (Building Bonds), 7.60%, 11/1/40		665,000	974,996
Illinois GO, (Taxable Pension), 5.10%, 6/1/33		5,602,000	5,554,887
Irvine Ranch Water District Joint Powers Agency Rev., Series 2010, (Taxable Issue 2), 2.61%, 3/15/14(5)		7,700,000	7,865,935
Kansas State Department of Transportation Highway Rev., Series 2010A, (Building Bonds), 4.60%, 9/1/35		1,665,000	1,891,224
Los Angeles Community College District GO, (Building Bonds), 6.75%, 8/1/49		3,100,000	4,458,079
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36		1,900,000	2,638,986
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39		620,000	768,608
Los Angeles Unified School District GO, Series 2010 J, (Election of 2005), 5.98%, 5/1/27		1,000,000	1,242,320
Maryland State Transportation Authority Rev., (Building Bonds), 5.75%, 7/1/41		795,000	993,607
Metropolitan Transportation Authority Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40		2,235,000	2,935,181

	Principal Amount	Value
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	$1,470,000	$1,950,690
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	2,050,000	2,494,727
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	2,680,000	3,931,587
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	2,140,000	3,056,904
Ohio State University (The) Rev., (Building Bonds), 4.91%, 6/1/40	890,000	1,028,929
Ohio State University (The) Rev., Series 2011 A, 4.80%, 6/1/11	1,000,000	1,072,800
Ohio Water Development Authority Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34	2,830,000	3,268,933
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A,(Building Bonds), 5.83%, 11/15/34	1,420,000	1,828,506
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49	1,385,000	1,662,139
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	2,000,000	2,224,420
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	4,650,000	4,673,203
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	5,195,000	6,457,229
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	2,385,000	2,937,151
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	2,620,000	3,034,746
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39	1,700,000	2,230,468
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	2,375,000	2,970,650
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	2,990,000	3,665,710
TOTAL MUNICIPAL SECURITIES (Cost $75,646,112)		91,197,242
U.S. Government Agency Securities — 0.2%
FHLMC, 2.375%, 1/13/22	5,300,000	5,531,122
FNMA, 6.625%, 11/15/30	3,000,000	4,485,747
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $9,797,238)		10,016,869
Asset-Backed Securities(2) — 0.1%
CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A1 SEQ, 1.83%, 2/15/16	4,672,205	4,746,986
CNH Equipment Trust, Series 2011-B, Class A2 SEQ, 0.71%, 12/15/14	1,544,823	1,545,311
TOTAL ASSET-BACKED SECURITIES (Cost $6,216,874)		6,292,297

	Principal Amount	Value
Temporary Cash Investments — 7.9%
BNP Paribas Finance, Inc., 0.08%, 4/1/13(6)	$200,000,000	$199,996,880
Liberty Street Funding LLC, 0.10%, 4/1/13(4)(6)	110,000,000	109,997,679
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 2/28/14, valued at $62,807), in a joint trading account at 0.11%, dated 3/28/13, due 4/1/13 (Delivery value $61,564)		61,563
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $188,522), in a joint trading account at 0.13%, dated 3/28/13, due 4/1/13 (Delivery value $184,691)		184,688
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $62,818), in a joint trading account at 0.10%, dated 3/28/13, due 4/1/13 (Delivery value $61,564)		61,563

	Shares/ Principal Amount	Value
SSgA U.S. Government Money Market Fund	396,396	$396,396
U.S. Treasury Bills, 0.08%, 4/18/13(6)	$82,161,900	82,160,503
U.S. Treasury Bills, 0.07%, 5/30/13(6)	20,000,000	19,997,960
U.S. Treasury Bills, 0.09%, 6/27/13(6)	30,000,000	29,994,750
U.S. Treasury Bills, 0.15%, 8/22/13(6)	32,000,000	31,989,184
TOTAL TEMPORARY CASH INVESTMENTS (Cost $474,836,005)		474,841,166
TOTAL INVESTMENT SECURITIES — 109.4% (Cost $6,381,331,156)		6,613,241,896
OTHER ASSETS AND LIABILITIES — (9.4)%(7)		(569,836,067)
TOTAL NET ASSETS — 100.0%		$6,043,405,829

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
972,363	EUR for USD	HSBC Holdings plc	4/26/13	$1,246,610	$(47,342)
24,421,337	GBP for USD	Deutsche Bank	4/26/13	37,102,313	667,387
				$38,348,923	$620,045
(Value on Settlement Date $37,728,878)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
972,700	EUR for USD	HSBC Holdings plc	4/26/13	$1,247,042	$14,092
50,026,260	GBP for USD	UBS AG	4/26/13	76,002,798	3,274,817
				$77,249,840	$3,288,909
(Value on Settlement Date $80,538,749)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
759	U.S. Treasury 30-Year Bonds	June 2013	$109,651,781	$437,166

Notes to Schedule of Investments

EUR = Euro
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GBP = British Pound
GNMA = Government National Mortgage Association
GO = General Obligation
MTN = Medium Term Note
SEQ = Sequential Payer
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†	Category is less than 0.05% of total net assets.
(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $2,054,004.

(2)	Final maturity date indicated, unless otherwise noted.
(3)	Forward commitment. Settlement date is indicated.
(4)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $166,350,824, which represented 2.8% of total net assets.

(5)	Escrowed to maturity in U.S. government securities or state and local government securities.
(6)	The rate indicated is the yield to maturity at purchase.
(7)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2013
Assets
Investment securities, at value (cost of $6,381,331,156)	$6,613,241,896
Cash	5,538,972
Receivable for investments sold	212,558,681
Receivable for capital shares sold	8,608,610
Unrealized gain on forward foreign currency exchange contracts	3,956,296
Interest receivable	34,257,184
6,878,161,639

Liabilities
Payable for investments purchased	823,073,607
Payable for capital shares redeemed	8,249,999
Payable for variation margin on futures contracts	71,156
Unrealized loss on forward foreign currency exchange contracts	47,342
Accrued management fees	2,490,121
Distribution and service fees payable	308,674
Dividends payable	514,911
834,755,810

Net Assets	$6,043,405,829

Net Assets Consist of:
Capital paid in	$5,777,993,063
Disbursements in excess of net investment income	(714,529)
Undistributed net realized gain	29,884,480
Net unrealized appreciation	236,242,815
$6,043,405,829

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$1,875,446,501	169,197,391	$11.08
Institutional Class	$3,302,704,411	297,962,883	$11.08
A Class	$653,771,272	58,971,061	$11.09*
B Class	$10,367,993	935,431	$11.08
C Class	$168,357,313	15,186,261	$11.09
R Class	$32,758,339	2,954,581	$11.09
*Maximum offering price $11.61 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2013
Investment Income (Loss)
Income:
Interest	$160,032,415

Expenses:
Management fees	28,916,057
Distribution and service fees:
A Class	1,738,381
B Class	114,056
C Class	1,779,864
R Class	162,081
Trustees’ fees and expenses	335,932
Other expenses	5,682
33,052,053

Net investment income (loss)	126,980,362

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	80,311,099
Futures contract transactions	372,772
Foreign currency transactions	(1,634,777)
79,049,094

Change in net unrealized appreciation (depreciation) on:
Investments	13,846,604
Futures contracts	437,166
Translation of assets and liabilities in foreign currencies	7,057,462
21,341,232

Net realized and unrealized gain (loss)	100,390,326

Net Increase (Decrease) in Net Assets Resulting from Operations	$227,370,688

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2013 AND MARCH 31, 2012
Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012
Operations
Net investment income (loss)	$126,980,362	$147,506,166
Net realized gain (loss)	79,049,094	106,093,030
Change in net unrealized appreciation (depreciation)	21,341,232	128,879,045
Net increase (decrease) in net assets resulting from operations	227,370,688	382,478,241

Distributions to Shareholders
From net investment income:
Investor Class	(45,728,033)	(87,077,158)
Institutional Class	(81,528,772)	(63,169,262)
A Class	(15,259,975)	(21,118,188)
B Class	(165,871)	(323,408)
C Class	(2,571,831)	(4,171,286)
R Class	(630,273)	(904,108)
From net realized gains:
Investor Class	(16,999,950)	(31,700,027)
Institutional Class	(29,227,374)	(20,741,708)
A Class	(6,264,375)	(8,492,999)
B Class	(97,919)	(161,417)
C Class	(1,594,625)	(2,177,356)
R Class	(284,909)	(392,043)
Decrease in net assets from distributions	(200,353,907)	(240,428,960)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	696,373,074	400,103,620

Net increase (decrease) in net assets	723,389,855	542,152,901

Net Assets
Beginning of period	5,320,015,974	4,777,863,073
End of period	$6,043,405,829	$5,320,015,974

Disbursements in excess of net investment income	$(714,529)	$(368,828)

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2013

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended March 31, 2013 was 0.59% for the Investor Class, A Class, B Class, C Class and R Class and 0.39% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, ACIS, and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 10% of the shares of the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2013 totaled $7,582,379,420, of which $6,574,100,064 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2013 totaled $6,801,446,436, of which $5,782,973,509 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2013		Year ended March 31, 2012
	Shares	Amount	Shares	Amount
Investor Class
Sold	54,237,039	$606,077,609	86,052,099	$946,284,278
Issued in reinvestment of distributions	5,124,238	57,351,307	10,218,562	112,191,886
Redeemed	(47,647,296)	(531,626,742)	(173,314,877)	(1,915,271,184)
	11,713,981	131,802,174	(77,044,216)	(856,795,020)
Institutional Class
Sold	115,656,322	1,293,469,694	140,681,254	1,550,333,746
Issued in reinvestment of distributions	9,720,380	108,776,771	7,513,406	82,525,969
Redeemed	(72,256,736)	(804,953,354)	(36,260,678)	(400,492,880)
	53,119,966	597,293,111	111,933,982	1,232,366,835
A Class
Sold	17,054,074	190,819,452	21,462,676	236,451,505
Issued in reinvestment of distributions	1,751,324	19,601,709	2,404,858	26,410,453
Redeemed	(21,202,255)	(236,489,859)	(22,375,332)	(245,346,146)
	(2,396,857)	(26,068,698)	1,492,202	17,515,812
B Class
Sold	32,199	358,139	36,169	399,942
Issued in reinvestment of distributions	18,537	207,442	34,978	383,719
Redeemed	(199,145)	(2,221,279)	(262,049)	(2,874,253)
	(148,409)	(1,655,698)	(190,902)	(2,090,592)
C Class
Sold	3,049,007	34,116,783	4,142,233	45,695,628
Issued in reinvestment of distributions	244,949	2,741,290	357,953	3,928,351
Redeemed	(3,813,355)	(42,509,427)	(4,092,096)	(44,834,393)
	(519,399)	(5,651,354)	408,090	4,789,586
R Class
Sold	1,372,011	15,311,391	1,209,673	13,300,906
Issued in reinvestment of distributions	81,331	910,284	117,825	1,293,872
Redeemed	(1,395,196)	(15,568,136)	(933,069)	(10,277,779)
	58,146	653,539	394,429	4,316,999
Net increase (decrease)	61,827,428	$696,373,074	36,993,585	$400,103,620

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities	—	$1,881,039,606	—
U.S. Government Agency Mortgage-Backed Securities	—	1,875,224,666	—
Corporate Bonds	—	1,566,893,555	—
Commercial Mortgage-Backed Securities	—	333,902,148	—
Collateralized Mortgage Obligations	—	241,339,620	—
Sovereign Governments and Agencies	—	132,494,727	—
Municipal Securities	—	91,197,242	—
U.S. Government Agency Securities	—	10,016,869	—
Asset-Backed Securities	—	6,292,297	—
Temporary Cash Investments	$396,396	474,444,770	—
Total Value of Investment Securities	$396,396	$6,612,845,500	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$3,908,954	—
Futures Contracts	$437,166	—	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$437,166	$3,908,954	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased interest rate risk derivative instruments during the last three months of the period. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during that time.

Value of Derivative Instruments as of March 31, 2013
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$3,956,296	Unrealized loss on forward foreign currency exchange contracts	$ 47,342
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	71,156
		$3,956,296		$118,498
*Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2013
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$(1,916,678)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$7,121,916
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	372,772	Change in net unrealized appreciation (depreciation) on futures contracts	437,166
		$(1,543,906)		$7,559,082

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$172,120,915	$197,588,906
Long-term capital gains	$28,232,992	$42,840,054

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$6,382,122,314
Gross tax appreciation of investments	$242,667,471
Gross tax depreciation of investments	(11,547,889)
Net tax appreciation (depreciation) of investments	$231,119,582
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(14,046)
Net tax appreciation (depreciation)	$231,105,536
Other book-to-tax adjustments	$(1,535,220)
Undistributed ordinary income	$6,759,813
Accumulated long-term gains	$29,082,637

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$11.01	0.24	0.20	0.44	(0.27)	(0.10)	(0.37)	$11.08	4.02%	0.60%	0.60%	2.11%	2.11%	115%	$1,875,447
2012	$10.70	0.33	0.51	0.84	(0.39)	(0.14)	(0.53)	$11.01	8.02%	0.61%	0.61%	2.95%	2.95%	91%	$1,733,194
2011	$10.64	0.34	0.17	0.51	(0.36)	(0.09)	(0.45)	$10.70	4.89%	0.60%	0.61%	3.13%	3.12%	65%	$2,510,294
2010	$10.29	0.37	0.39	0.76	(0.38)	(0.03)	(0.41)	$10.64	7.44%	0.58%	0.61%	3.47%	3.44%	79%	$1,850,363
2009	$10.48	0.41	(0.02)	0.39	(0.46)	(0.12)	(0.58)	$10.29	4.02%	0.62%	0.62%	3.95%	3.95%	198%	$806,163
Institutional Class
2013	$11.01	0.26	0.21	0.47	(0.30)	(0.10)	(0.40)	$11.08	4.23%	0.40%	0.40%	2.31%	2.31%	115%	$3,302,704
2012	$10.70	0.34	0.52	0.86	(0.41)	(0.14)	(0.55)	$11.01	8.23%	0.41%	0.41%	3.15%	3.15%	91%	$2,694,616
2011	$10.64	0.36	0.17	0.53	(0.38)	(0.09)	(0.47)	$10.70	5.09%	0.40%	0.41%	3.33%	3.32%	65%	$1,422,399
2010	$10.29	0.39	0.39	0.78	(0.40)	(0.03)	(0.43)	$10.64	7.66%	0.38%	0.41%	3.67%	3.64%	79%	$911,584
2009	$10.48	0.43	(0.02)	0.41	(0.48)	(0.12)	(0.60)	$10.29	4.22%	0.42%	0.42%	4.15%	4.15%	198%	$294,827

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2013	$11.01	0.21	0.21	0.42	(0.24)	(0.10)	(0.34)	$11.09	3.86%	0.85%	0.85%	1.86%	1.86%	115%	$653,771
2012	$10.71	0.30	0.50	0.80	(0.36)	(0.14)	(0.50)	$11.01	7.65%	0.86%	0.86%	2.70%	2.70%	91%	$675,514
2011	$10.64	0.31	0.19	0.50	(0.34)	(0.09)	(0.43)	$10.71	4.72%	0.85%	0.86%	2.88%	2.87%	65%	$640,980
2010	$10.29	0.34	0.39	0.73	(0.35)	(0.03)	(0.38)	$10.64	7.18%	0.83%	0.86%	3.22%	3.19%	79%	$711,445
2009	$10.48	0.35	0.02	0.37	(0.44)	(0.12)	(0.56)	$10.29	3.76%	0.87%	0.87%	3.70%	3.70%	198%	$394,278
B Class
2013	$11.00	0.13	0.21	0.34	(0.16)	(0.10)	(0.26)	$11.08	2.99%	1.60%	1.60%	1.11%	1.11%	115%	$10,368
2012	$10.70	0.21	0.51	0.72	(0.28)	(0.14)	(0.42)	$11.00	6.94%	1.61%	1.61%	1.95%	1.95%	91%	$11,928
2011	$10.64	0.23	0.17	0.40	(0.25)	(0.09)	(0.34)	$10.70	3.85%	1.60%	1.61%	2.13%	2.12%	65%	$13,643
2010	$10.29	0.26	0.39	0.65	(0.27)	(0.03)	(0.30)	$10.64	6.38%	1.58%	1.61%	2.47%	2.44%	79%	$16,393
2009	$10.48	0.28	0.01	0.29	(0.36)	(0.12)	(0.48)	$10.29	2.98%	1.62%	1.62%	2.95%	2.95%	198%	$8,045
C Class
2013	$11.01	0.13	0.21	0.34	(0.16)	(0.10)	(0.26)	$11.09	3.08%	1.60%	1.60%	1.11%	1.11%	115%	$168,357
2012	$10.70	0.22	0.51	0.73	(0.28)	(0.14)	(0.42)	$11.01	6.94%	1.61%	1.61%	1.95%	1.95%	91%	$172,879
2011	$10.64	0.23	0.17	0.40	(0.25)	(0.09)	(0.34)	$10.70	3.85%	1.60%	1.61%	2.13%	2.12%	65%	$163,760
2010	$10.29	0.26	0.39	0.65	(0.27)	(0.03)	(0.30)	$10.64	6.38%	1.58%	1.61%	2.47%	2.44%	79%	$187,027
2009	$10.48	0.27	0.02	0.29	(0.36)	(0.12)	(0.48)	$10.29	2.99%	1.62%	1.62%	2.95%	2.95%	198%	$82,026

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2013	$11.01	0.18	0.22	0.40	(0.22)	(0.10)	(0.32)	$11.09	3.60%	1.10%	1.10%	1.61%	1.61%	115%	$32,758
2012	$10.71	0.27	0.51	0.78	(0.34)	(0.14)	(0.48)	$11.01	7.38%	1.11%	1.11%	2.45%	2.45%	91%	$31,886
2011	$10.64	0.29	0.18	0.47	(0.31)	(0.09)	(0.40)	$10.71	4.46%	1.10%	1.11%	2.63%	2.62%	65%	$26,787
2010	$10.29	0.31	0.39	0.70	(0.32)	(0.03)	(0.35)	$10.64	6.91%	1.08%	1.11%	2.97%	2.94%	79%	$14,516
2009	$10.48	0.30	0.04	0.34	(0.41)	(0.12)	(0.53)	$10.29	3.50%	1.12%	1.12%	3.45%	3.45%	198%	$4,301

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust
and Shareholders of the Diversified Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Bond Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2013

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	107	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $28,232,992 or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2013.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-78344   1305

ANNUAL REPORT   MARCH 31, 2013

High-Yield Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	27
Statement of Operations	28
Statement of Changes in Net Assets	29
Notes to Financial Statements	30
Financial Highlights	39
Report of Independent Registered Public Accounting Firm	41
Management	42
Additional Information	45

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2013. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for U.S. Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions, 12-month U.S. stock and bond index returns were generally positive. Aggressive central bank monetary policies helped motivate investors to take more risk and kept short-term interest rates low.

U.S. mid-cap and value stocks and high-yield bonds achieved performance leadership during the period. U.S. mid-cap and value stock indices outpaced the S&P 500 Index’s 13.96% return, and U.S. corporate high-yield and municipal high-yield benchmarks performed in that 13-14% return range as well. U.S. growth and international index returns were generally lower, but still above average—the MSCI EAFE Index, for example, returned 11.25%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.21% to 1.85% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.78%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the U.S. economic growth outlook for 2013 remains subpar compared with past recession recoveries, still vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Central Banks Set Market Tone

Market sentiment wavered between risk taking and risk aversion during the 12-month period ended March 31, 2013, with risk taking generally prevailing. Persistent concerns about weak global economic growth, combined with Europe’s ongoing financial crisis and bouts of political uncertainty in the U.S. (first from the presidential election and then from the year-end “fiscal cliff” of federal tax hikes and spending cuts), triggered risk aversion, while optimism inspired by aggressive central bank monetary policies led to risk taking.

Early in the period, slowing economic growth, still-high unemployment, and ongoing problems in Europe led to a round of risk aversion that favored U.S. Treasuries. In response to the fragile economic backdrop, the Federal Reserve (the Fed) kept its overnight interest rate target near 0% and announced its third and most aggressive quantitative easing program (QE3), which has the Fed purchasing $40 billion of mortgage-backed securities (MBS) each month until economic growth and employment improve. The Fed expanded QE3 in December to include $45 billion in monthly Treasury purchases. Meanwhile, the European Central Bank launched several programs to help the eurozone’s troubled banks, and the Bank of Japan aggressively expanded its balance sheet.

Investors Favored Risk, Feared Long-Term Inflation

Overall, widespread central bank intervention drove down yields among higher-quality bonds and ultimately sparked investments in riskier asset classes. Both high-yield and investment-grade corporate bonds were among the taxable U.S. fixed-income market’s top performers for the period, benefitting from generally favorable corporate fundamentals and investor demand for yield.

At the same time, longer-term Treasury yields tumbled and the yield curve (which shows the relationship between bond maturities and yields across the maturity spectrum) flattened. These factors, combined with strong safe-haven demand that occasionally emerged and overall sluggish economic growth, led to relative outperformance for longer-maturity Treasuries. Treasury outperformance, combined with some long-term inflation concerns triggered by central bank policies, led to relative outperformance for Treasury inflation-protected securities (TIPS).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2013
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Corporate High-Yield	13.13%	3-Month Bill	0.13%
Corporate (investment-grade)	7.47%	2-Year Note	0.48%
Treasury Inflation Protected Securities (TIPS)	5.68%	10-Year Note	6.20%
Aggregate (multi-sector)	3.78%	30-Year Bond	7.48%
Treasury	3.14%
MBS (mortgage-backed securities)	1.97%

3

Performance

Total Returns as of March 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ABHIX	11.92%	9.43%(1)	8.04%(1)	5.25%(1)	9/30/97
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	—	13.08%	11.75%	10.10%	7.28%	—
Institutional Class	ACYIX	12.14%	9.65%(1)	—	7.66%(1)	8/2/04
A Class(2) No sales charge* With sales charge*	AHYVX	11.64% 6.70%	9.16%(1) 8.17%(1)	7.79%(1) 7.29%(1)	7.64%(1) 7.20%(1)	3/8/02
C Class	AHDCX	10.81%	8.35%(1)	7.00%(1)	6.76%(1)	12/10/01
R Class	AHYRX	11.37%	8.89%(1)	—	6.81%(1)	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater liquidity risk and credit risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2003

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.88%	0.68%	1.13%	1.88%	1.38%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater liquidity risk and credit risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Kevin Akioka and David MacEwen

Performance Summary

High-Yield returned 11.92%* for the 12 months ended March 31, 2013, compared with the 13.08% return of its benchmark, the Barclays U.S. High-Yield 2% Issuer Capped Bond Index, and the 11.80%** average return of the high yield funds tracked by Lipper, Inc. See pages 4 and 5 and the footnotes below for additional performance comparisons. Fund and Lipper peer group returns reflect operating expenses, while index returns do not.

High-Yield’s absolute return reflected the positive performance of high-yield corporate bonds during the 12-month period. Sector allocation decisions detracted slightly from the fund’s performance.

Market Overview

A familiar theme persisted throughout the 12-month period, as lower-quality fixed-income sectors outperformed their investment-grade counterparts. The Federal Reserve’s (the Fed’s) ultra-low interest rate policy and ongoing quantitative easing drove down yields on Treasuries and other perceived “safe-haven” securities throughout the period. This low-yield environment continued to drive investors into riskier, higher-yielding assets, including high-yield corporate bonds, which topped the taxable fixed-income performance hierarchy for the
12 months ended March 31, 2013.

In addition, high-yield credit fundamentals remained strong during the 12-month period, as companies enjoyed access to liquidity and funding. Most high-yield bond issuers continued to benefit from their efforts to deleverage, grow earnings, and improve overall efficiency. The default rate on U.S. high-yield corporate debt edged up slightly during the period, to 2.9% at the end of March 2013 compared with 2.0% at the end of March 2012 (according to Moody’s Investors Service). Meanwhile, a record volume of high-yield debt was issued during the period, and investor demand easily absorbed the supply.

From a credit perspective, lower-quality segments of the high-yield market outperformed the higher-quality segments. Overall, high-yield spreads (the yield differences between Treasuries and high-yield bonds of similar maturities) continued to tighten during the period, but they still remained wider than the record tightening observed prior to the financial crisis.

Portfolio Positioning had Mixed Results

We select holdings based on a bottom-up, security-by-security process, looking for companies whose bonds have attractive yields and good fundamentals but appear to be underappreciated by the market. We invested the bulk of the portfolio in lower-quality securities, including those rated B and CCC, where the

*	All fund returns referenced in this commentary are for Investor Class shares.

**
The average returns for the Lipper High Yield Funds category were 9.39% and 8.60% for the five- and 10-year periods ended March 31, 2013, respectively. Data provided by Lipper Inc. — A Reuters Company. © 2013 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon. Lipper fund performance data is total return, and is preliminary and subject to revision. The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

6

portfolio maintained close-to-benchmark weightings. This positioning contributed favorably to the portfolio’s performance relative to the peer group. The portfolio held a modest underweight position in securities rated BB, the highest credit rating in the high-yield universe. But, late in the period, sector overweights in certain industries (such as supermarkets and consumer products) detracted from relative performance.

Security selection also was a key driver of performance. Holdings within the European banking sector enhanced performance, as aggressive moves by the European Central Bank to stabilize the euro and support the region’s struggling banking system boosted results. Meanwhile, security selection in the homebuilding industry detracted in late 2012, when distressed homebuilders represented in the benchmark but not the portfolio rallied, weighing on relative results. Overall, security selection added to performance.

Derivatives were a small component of the fund’s strategy during the period. Specifically, the fund held short-term high-yield credit default swaps to enhance income and reduce overall volatility.

Outlook

We believe the fundamental environment for high-yield securities should remain favorable. Although the high-yield default rate has inched higher recently, the rate remains well below its peak of more than 10% two years ago.

After another year of strong gains (the market generated double-digit returns in three of the fund’s last four fiscal years), performance among high-yield securities may moderate going forward. High-yield bonds are callable (meaning issuers can “call away” their bonds before their maturity dates), and issuers are more likely to call bonds when valuations are elevated.

As a result, we expect the coupon (or interest payment) to become a more meaningful component in the total return of high-yield bonds. Our bottom-up security selection process, which strives to identify bonds with strong balance sheets and good fundamentals trading at attractive valuations, will remain a key factor in seeking attractive relative performance.

7

Fund Characteristics

MARCH 31, 2013
Portfolio at a Glance
Average Duration (effective)	3.8 years
Weighted Average Life	5.0 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	91.6%
Exchange-Traded Funds	0.9%
Asset-Backed Securities	0.3%
Common Stocks	0.3%
Preferred Stocks	—*
Commercial Mortgage-Backed Securities	—*
Temporary Cash Investments	5.6%
Other Assets and Liabilities	1.3%
*Category is less than 0.05% of total net assets.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period(1) 10/1/12 – 3/31/13	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,055.60	$4.36	0.85%
Investor Class (before waiver)	$1,000	$1,055.60(2)	$4.36	0.85%
Institutional Class (after waiver)	$1,000	$1,056.60	$3.33	0.65%
Institutional Class (before waiver)	$1,000	$1,056.60(2)	$3.33	0.65%
A Class (after waiver)	$1,000	$1,054.30	$5.63	1.10%
A Class (before waiver)	$1,000	$1,054.30(2)	$5.63	1.10%
C Class (after waiver)	$1,000	$1,050.30	$9.46	1.85%
C Class (before waiver)	$1,000	$1,050.30(2)	$9.46	1.85%
R Class (after waiver)	$1,000	$1,052.90	$6.91	1.35%
R Class (before waiver)	$1,000	$1,052.90(2)	$6.91	1.35%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.69	$4.28	0.85%
Investor Class (before waiver)	$1,000	$1,020.69	$4.28	0.85%
Institutional Class (after waiver)	$1,000	$1,021.69	$3.28	0.65%
Institutional Class (before waiver)	$1,000	$1,021.69	$3.28	0.65%
A Class (after waiver)	$1,000	$1,019.45	$5.54	1.10%
A Class (before waiver)	$1,000	$1,019.45	$5.54	1.10%
C Class (after waiver)	$1,000	$1,015.71	$9.30	1.85%
C Class (before waiver)	$1,000	$1,015.71	$9.30	1.85%
R Class (after waiver)	$1,000	$1,018.20	$6.79	1.35%
R Class (before waiver)	$1,000	$1,018.20	$6.79	1.35%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

10

Schedule of Investments

MARCH 31, 2013

	Principal Amount	Value
Corporate Bonds — 91.6%
AEROSPACE AND DEFENSE — 0.5%
B/E Aerospace, Inc., 5.25%, 4/1/22	$2,000,000	$2,072,500
Triumph Group, Inc., 8.00%, 11/15/17	1,200,000	1,293,000
		3,365,500
AUTO COMPONENTS — 1.4%
Allison Transmission, Inc., 7.125%, 5/15/19(1)	700,000	756,875
American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/17(1)	400,000	441,000
American Axle & Manufacturing, Inc., 6.25%, 3/15/21	500,000	515,000
Dana Holding Corp., 6.75%, 2/15/21	975,000	1,072,500
Delphi Corp., 5.875%, 5/15/19	1,725,000	1,871,625
Goodyear Tire & Rubber Co. (The), 8.25%, 8/15/20	500,000	555,625
Goodyear Tire & Rubber Co. (The), 7.00%, 5/15/22	1,450,000	1,535,187
Tomkins LLC/Tomkins, Inc., 9.00%, 10/1/18	325,000	363,594
TRW Automotive, Inc., 8.875%, 12/1/17(1)	500,000	548,125
UCI International, Inc., 8.625%, 2/15/19	1,250,000	1,300,000
Visteon Corp., 6.75%, 4/15/19	729,000	783,675
		9,743,206
AUTOMOBILES — 0.9%
Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	2,400,000	2,643,000
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	600,000	662,647
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	1,000,000	1,266,980
Ford Motor Credit Co. LLC, 5.75%, 2/1/21	1,000,000	1,137,028
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	170,000	194,912
Jaguar Land Rover Automotive plc, 8.125%, 5/15/21(1)	250,000	282,500
		6,187,067
BEVERAGES — 0.1%
Constellation Brands, Inc., 7.25%, 9/1/16	$750,000	$855,000
BUILDING PRODUCTS — 0.6%
Masco Corp., 6.125%, 10/3/16	1,000,000	1,117,699
Masco Corp., 5.95%, 3/15/22	1,200,000	1,353,036
Masonite International Corp., 8.25%, 4/15/21(1)	250,000	278,750
USG Corp., 8.375%, 10/15/18(1)	800,000	888,000
USG Corp., 7.875%, 3/30/20(1)	250,000	285,625
		3,923,110
CAPITAL MARKETS — 0.9%
Dresdner Funding Trust I, 8.15%, 6/30/31(1)	2,000,000	2,117,500
E*TRADE Financial Corp., 6.75%, 6/1/16	1,500,000	1,623,750
E*TRADE Financial Corp., 6.00%, 11/15/17	700,000	735,875
HBOS Capital Funding No. 2 LP, VRN, 6.07%, 6/30/14(1)	1,000,000	898,750
Merrill Lynch & Co., Inc., MTN, 5.45%, 7/15/14	750,000	791,339
		6,167,214
CHEMICALS — 1.6%
Ashland, Inc., 4.75%, 8/15/22(1)	1,250,000	1,275,000
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	1,450,000	1,508,000
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 6.625%, 4/15/20	500,000	503,750
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20	1,000,000	955,000
Huntsman International LLC, 8.625%, 3/15/21	500,000	565,000
Ineos Finance plc, 9.00%, 5/15/15(1)	1,200,000	1,269,000
Ineos Finance plc, 8.375%, 2/15/19(1)	600,000	666,000
Ineos Finance plc, 7.50%, 5/1/20(1)	950,000	1,039,063
LyondellBasell Industries NV, 5.00%, 4/15/19	950,000	1,078,250
LyondellBasell Industries NV, 6.00%, 11/15/21	750,000	892,500

11

Principal Amount	Value
Momentive Performance Materials, Inc., 9.00%, 1/15/21	$1,000,000	$755,000
Rockwood Specialties Group, Inc., 4.625%, 10/15/20	475,000	488,656
		10,995,219
COMMERCIAL BANKS — 1.8%
LBG Capital No.1 plc, 7.875%, 11/1/20(1)	1,000,000	1,099,000
LBG Capital No.1 plc, VRN, 8.00%, 6/15/20(1)	1,000,000	1,073,979
Lloyds Banking Group plc, VRN, 6.66%, 5/21/37(1)	2,500,000	2,275,000
Regions Bank, 6.45%, 6/26/37	2,500,000	2,718,750
Regions Financial Corp., 5.75%, 6/15/15	750,000	814,249
Regions Financing Trust II, VRN, 6.625%, 5/15/27	500,000	504,375
Royal Bank of Scotland Group plc, VRN, 7.64%, 9/29/17	2,600,000	2,340,000
Royal Bank of Scotland Group plc, VRN, 7.65%, 9/30/31	1,750,000	1,837,500
		12,662,853
COMMERCIAL SERVICES AND SUPPLIES — 1.6%
Brickman Group Holdings, Inc., 9.125%, 11/1/18(1)	1,100,000	1,201,750
Ceridian Corp., 8.875%, 7/15/19(1)	1,600,000	1,870,000
Clean Harbors, Inc., 5.25%, 8/1/20	1,100,000	1,141,250
Emergency Medical Services Corp., 8.125%, 6/1/19	1,750,000	1,929,375
Global A&T Electronics Ltd., 10.00%, 2/1/19(1)	250,000	270,000
Iron Mountain, Inc., 8.375%, 8/15/21	500,000	551,875
Iron Mountain, Inc., 5.75%, 8/15/24	1,500,000	1,505,625
Mead Products LLC / ACCO Brands Corp., 6.75%, 4/30/20(1)	450,000	482,625
PHH Corp., 9.25%, 3/1/16	500,000	586,250
ServiceMaster Co., 8.00%, 2/15/20	1,250,000	1,346,875
		10,885,625
COMMUNICATIONS EQUIPMENT — 1.1%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	1,001,000	775,775
Avaya, Inc., 7.00%, 4/1/19(1)	1,450,000	1,424,625
CommScope, Inc., 8.25%, 1/15/19(1)	1,250,000	1,362,500
Crown Castle International Corp., 5.25%, 1/15/23	2,000,000	2,042,500
Nokia Oyj, 5.375%, 5/15/19	700,000	670,250
SBA Communications Corp., 5.625%, 10/1/19(1)	1,000,000	1,032,500
		7,308,150
COMPUTERS AND PERIPHERALS — 0.3%
Dell, Inc., 5.875%, 6/15/19	1,250,000	1,310,300
NCR Corp., 5.00%, 7/15/22(1)	250,000	251,875
Seagate Technology HDD Holdings, 6.80%, 10/1/16	650,000	737,750
		2,299,925
CONSTRUCTION AND ENGINEERING — 0.2%
Tutor Perini Corp., 7.625%, 11/1/18	1,000,000	1,055,000
CONSTRUCTION MATERIALS — 1.2%
Associated Materials LLC, 9.125%, 11/1/17	950,000	1,018,875
Building Materials Corp. of America, 6.75%, 5/1/21(1)	1,060,000	1,160,700
Covanta Holding Corp., 7.25%, 12/1/20	1,050,000	1,162,034
Headwaters, Inc., 7.625%, 4/1/19	500,000	537,500
Interline Brands, Inc., PIK, 10.00%, 11/15/18(1)	1,100,000	1,223,750
Louisiana-Pacific Corp., 7.50%, 6/1/20	400,000	456,000
Nortek, Inc., 8.50%, 4/15/21	500,000	557,500
Summit Materials LLC/Summit Materials Finance Corp., 10.50%, 1/31/20(1)	1,000,000	1,132,500
Vulcan Materials Co., 7.00%, 6/15/18	800,000	912,000
		8,160,859
CONSUMER FINANCE — 1.6%
CIT Group, Inc., 4.75%, 2/15/15(1)	1,225,000	1,286,250
CIT Group, Inc., 4.25%, 8/15/17	3,500,000	3,675,000
CIT Group, Inc., 5.50%, 2/15/19(1)	1,500,000	1,653,750
Interactive Data Corp., 10.25%, 8/1/18	250,000	285,625
National Money Mart Co., 10.375%, 12/15/16	700,000	775,250
RSI Home Products, Inc., 6.875%, 3/1/18(1)	100,000	102,000
Springleaf Finance Corp., Series 1, MTN, 5.40%, 12/1/15	500,000	516,250

12

Principal Amount	Value
Springleaf Finance Corp., Series J, MTN, 6.90%, 12/15/17	$1,750,000	$1,774,063
TransUnion Holding Co., Inc., PIK, 9.625%, 6/15/18	1,000,000	1,092,500
		11,160,688
CONTAINERS AND PACKAGING — 1.6%
AEP Industries, Inc., 8.25%, 4/15/19	1,975,000	2,157,688
Ardagh Packaging Finance plc, 7.375%, 10/15/17(1)	1,400,000	1,540,000
Ardagh Packaging Finance plc, 9.125%, 10/15/20(1)	1,200,000	1,329,000
Ball Corp., 5.00%, 3/15/22	1,450,000	1,515,250
Berry Plastics Corp., 9.75%, 1/15/21	600,000	704,250
BWAY Holding Co., 10.00%, 6/15/18	1,000,000	1,125,000
Consolidated Container Co., 10.125%, 7/15/20(1)	250,000	275,000
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23(1)	1,100,000	1,072,500
Packaging Dynamics Corp., 8.75%, 2/1/16(1)	1,100,000	1,153,625
		10,872,313
DIVERSIFIED CONSUMER SERVICES — 0.1%
Laureate Education, Inc., 9.25%, 9/1/19(1)	750,000	837,188
DIVERSIFIED FINANCIAL SERVICES — 4.0%
Ally Financial, Inc., 8.30%, 2/12/15	3,590,000	3,993,875
Ally Financial, Inc., 4.625%, 6/26/15	1,000,000	1,046,850
Ally Financial, Inc., 5.50%, 2/15/17	2,000,000	2,173,700
Ally Financial, Inc., 6.25%, 12/1/17	2,650,000	2,974,649
Ally Financial, Inc., 8.00%, 3/15/20	1,000,000	1,247,500
Ally Financial, Inc., 8.00%, 11/1/31	750,000	952,500
Credit Suisse Group Guernsey I Ltd., VRN, 7.875%, 8/24/16	2,250,000	2,413,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16	950,000	990,375
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	950,000	1,018,875
Morgan Stanley, 4.20%, 11/20/14	750,000	785,330
PBF Holding Co. LLC / PBF Finance Corp., 8.25%, 2/15/20(1)	500,000	552,500
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 8.25%, 9/1/17	1,500,000	1,619,063
Serta Simmons Holdings LLC, 8.125%, 10/1/20(1)	2,300,000	2,400,625
Societe Generale SA, VRN, 5.92%, 4/5/17(1)	1,000,000	942,826
UBS AG, 7.625%, 8/17/22	1,600,000	1,792,086
UBS AG, MTN, VRN, 7.25%, 2/22/17	1,000,000	1,071,761
UPCB Finance III Ltd., 6.625%, 7/1/20(1)	1,500,000	1,620,000
		27,595,640
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.7%
CenturyLink, Inc., 7.65%, 3/15/42	1,250,000	1,212,756
Cincinnati Bell, Inc., 8.75%, 3/15/18	2,000,000	1,995,000
Frontier Communications Corp., 8.25%, 4/15/17	1,000,000	1,180,000
Frontier Communications Corp., 7.125%, 3/15/19	1,775,000	1,925,875
Frontier Communications Corp., 8.50%, 4/15/20	500,000	568,750
Frontier Communications Corp., 7.125%, 1/15/23	250,000	254,063
Hughes Satellite Systems Corp., 6.50%, 6/15/19	1,000,000	1,102,500
Intelsat Jackson Holdings SA, 7.25%, 4/1/19	2,860,000	3,138,850
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	950,000	1,047,375
Intelsat Jackson Holdings SA, 6.625%, 12/15/22(1)	500,000	531,250
Intelsat Luxembourg SA, 11.25%, 2/4/17	2,156,000	2,298,835
Intelsat Luxembourg SA, 7.75%, 6/1/21(1)(2)	500,000	510,000
Level 3 Financing, Inc., 10.00%, 2/1/18	1,200,000	1,332,000
Level 3 Financing, Inc., 7.00%, 6/1/20(1)	750,000	788,437
Level 3 Financing, Inc., 8.625%, 7/15/20	3,350,000	3,747,812
Sprint Capital Corp., 6.90%, 5/1/19	2,600,000	2,866,500
Sprint Capital Corp., 8.75%, 3/15/32	1,000,000	1,197,500
Telecom Italia Capital SA, 4.95%, 9/30/14	750,000	777,722

13

Principal Amount	Value
Virgin Media Finance plc, 8.375%, 10/15/19	$902,000	$1,012,495
Virgin Media Finance plc, 4.875%, 2/15/22	500,000	508,750
Windstream Corp., 7.875%, 11/1/17	1,750,000	2,008,125
Windstream Corp., 7.75%, 10/15/20	1,200,000	1,308,000
Windstream Corp., 6.375%, 8/1/23(1)	1,000,000	997,500
		32,310,095
ELECTRIC UTILITIES — 0.9%
AES Corp. (The), 9.75%, 4/15/16	500,000	598,750
AES Corp. (The), 8.00%, 10/15/17	2,850,000	3,366,563
Atlantic Power Corp., 9.00%, 11/15/18	1,000,000	1,050,000
Edison Mission Energy, 7.00%, 5/15/17(3)(4)	1,550,000	837,000
		5,852,313
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.7%
Jabil Circuit, Inc., 5.625%, 12/15/20	1,000,000	1,065,000
NXP BV / NXP Funding LLC, 9.75%, 8/1/18(1)	129,000	147,705
NXP BV / NXP Funding LLC, 5.75%, 3/15/23(1)	250,000	255,625
Sanmina Corp., 7.00%, 5/15/19(1)	2,650,000	2,782,500
Viasystems, Inc., 7.875%, 5/1/19(1)	700,000	735,000
		4,985,830
ENERGY EQUIPMENT AND SERVICES — 1.1%
Basic Energy Services, Inc., 7.75%, 2/15/19	2,700,000	2,774,250
Hornbeck Offshore Services, Inc., 5.00%, 3/1/21(1)	1,500,000	1,492,500
Parker Drilling Co., 9.125%, 4/1/18	500,000	547,500
Petroleum Geo-Services ASA, 7.375%, 12/15/18(1)	1,000,000	1,100,000
Pioneer Drilling Co., 9.875%, 3/15/18	775,000	852,500
SESI LLC, 6.375%, 5/1/19	750,000	810,000
		7,576,750
FOOD AND STAPLES RETAILING — 1.8%
BI-LO LLC/BI-LO Finance Corp., 9.25%, 2/15/19(1)	2,500,000	2,712,500
Ingles Markets, Inc., 8.875%, 5/15/17	1,000,000	1,050,000
Rite Aid Corp., 7.50%, 3/1/17	1,700,000	1,753,125
Rite Aid Corp., 9.25%, 3/15/20	1,700,000	1,927,375
SUPERVALU, Inc., 8.00%, 5/1/16	3,540,000	3,699,300
Susser Holdings LLC / Susser Finance Corp., 8.50%, 5/15/16	1,000,000	1,051,875
		12,194,175
FOOD PRODUCTS — 1.6%
ARAMARK Corp., 5.75%, 3/15/20(1)	700,000	719,250
Del Monte Corp., 7.625%, 2/15/19	2,300,000	2,397,750
JBS USA LLC/JBS USA Finance, Inc., 8.25%, 2/1/20(1)	700,000	768,250
JBS USA LLC/JBS USA Finance, Inc., 7.25%, 6/1/21(1)	750,000	789,375
Michael Foods Group, Inc., 9.75%, 7/15/18	1,603,000	1,791,352
Post Holdings, Inc., 7.375%, 2/15/22	1,900,000	2,087,625
Smithfield Foods, Inc., 7.75%, 7/1/17	1,350,000	1,571,063
Smithfield Foods, Inc., 6.625%, 8/15/22	750,000	819,375
		10,944,040
GAS UTILITIES — 2.1%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 6.625%, 10/1/20(1)	250,000	261,875
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 6.625%, 10/1/20(1)	500,000	523,750
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.875%, 8/1/23(1)	1,500,000	1,500,000
Chesapeake Midstream Partners LP / CHKM Finance Corp., 6.125%, 7/15/22	1,000,000	1,077,500
El Paso Corp., 7.25%, 6/1/18	700,000	807,008
Energy Transfer Equity LP, 7.50%, 10/15/20	1,200,000	1,389,000
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18(1)	2,600,000	2,891,411
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20	295,000	323,762
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22	325,000	351,812

14

Principal Amount	Value
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.50%, 2/15/23	$500,000	$526,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50%, 7/15/23	800,000	784,000
NGPL PipeCo LLC, 7.12%, 12/15/17(1)	750,000	802,500
NGPL PipeCo LLC, 9.625%, 6/1/19(1)	250,000	281,250
Rockies Express Pipeline LLC, 3.90%, 4/15/15(1)	1,000,000	1,012,500
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21(1)	1,000,000	1,038,750
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.375%, 8/1/22	750,000	823,125
		14,394,493
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.2%
Alere, Inc., 9.00%, 5/15/16	1,450,000	1,527,031
Biomet, Inc., 6.50%, 8/1/20(1)	2,900,000	3,088,500
DJO Finance LLC / DJO Finance Corp., 9.75%, 10/15/17	250,000	261,875
Hologic, Inc., 6.25%, 8/1/20	250,000	267,188
Kinetic Concepts, Inc. / KCI USA, Inc., 10.50%, 11/1/18	2,402,000	2,612,175
Kinetic Concepts, Inc. / KCI USA, Inc., 12.50%, 11/1/19	650,000	646,750
		8,403,519
HEALTH CARE PROVIDERS AND SERVICES — 5.1%
Apria Healthcare Group, Inc., 11.25%, 11/1/14	750,000	774,375
Capella Healthcare, Inc., 9.25%, 7/1/17	1,100,000	1,196,250
CHS/Community Health Systems, Inc., 8.00%, 11/15/19	1,500,000	1,668,750
CHS/Community Health Systems, Inc., 7.125%, 7/15/20	700,000	760,375
DaVita HealthCare Partners, Inc., 6.375%, 11/1/18	650,000	693,063
DaVita HealthCare Partners, Inc., 6.625%, 11/1/20	850,000	924,906
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	1,350,000	1,409,062
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22(1)	1,350,000	1,513,687
Gentiva Health Services, Inc., 11.50%, 9/1/18	1,250,000	1,290,625
HCA Holdings, Inc., 7.75%, 5/15/21	1,500,000	1,674,375
HCA, Inc., 5.75%, 3/15/14	750,000	779,063
HCA, Inc., 6.50%, 2/15/16	1,350,000	1,481,625
HCA, Inc., 8.50%, 4/15/19	1,500,000	1,659,375
HCA, Inc., 7.875%, 2/15/20	210,000	232,575
HCA, Inc., 7.25%, 9/15/20	1,000,000	1,108,750
HCA, Inc., 7.50%, 2/15/22	1,750,000	2,016,875
HCA, Inc., 5.875%, 3/15/22	500,000	540,000
HCA, Inc., 7.69%, 6/15/25	2,400,000	2,574,000
Health Management Associates, Inc., 7.375%, 1/15/20	1,450,000	1,598,625
Healthsouth Corp., 8.125%, 2/15/20	700,000	775,250
IASIS Healthcare LLC / IASIS Capital Corp., 8.375%, 5/15/19	2,700,000	2,855,790
Radiation Therapy Services, Inc., 8.875%, 1/15/17	1,200,000	1,176,000
Radiation Therapy Services, Inc., 9.875%, 4/15/17	305,000	190,625
Tenet Healthcare Corp., 8.875%, 7/1/19	1,000,000	1,127,500
Tenet Healthcare Corp., 8.00%, 8/1/20	1,600,000	1,770,000
Tenet Healthcare Corp., 4.50%, 4/1/21(1)	500,000	491,250
Universal Health Services, Inc., 7.00%, 10/1/18	1,300,000	1,420,250
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 2/1/19	1,050,000	1,128,750
		34,831,771
HOTELS, RESTAURANTS AND LEISURE — 5.1%
Affinity Gaming LLC/Affinity Gaming Finance Corp., 9.00%, 5/15/18(1)	1,000,000	1,072,500
American Casino & Entertainment Properties LLC, 11.00%, 6/15/14	1,402,000	1,423,906
Ameristar Casinos, Inc., 7.50%, 4/15/21	2,600,000	2,863,250
Boyd Gaming Corp., 9.125%, 12/1/18	1,100,000	1,172,187
Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17	2,250,000	2,404,687
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18	2,900,000	1,993,750
Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20	1,750,000	1,733,594

15

Principal Amount	Value
Carlson Wagonlit BV, 6.875%, 6/15/19(1)	$750,000	$785,625
Chester Downs & Marina LLC, 9.25%, 2/1/20(1)	1,500,000	1,440,000
CityCenter Holdings LLC/CityCenter Finance Corp., 7.625%, 1/15/16	1,450,000	1,564,187
Dave & Buster’s, Inc., 11.00%, 6/1/18	700,000	795,375
DineEquity, Inc., 9.50%, 10/30/18	1,000,000	1,145,000
Fiesta Restaurant Group, Inc., 8.875%, 8/15/16	250,000	272,500
Graton Economic Development Authority, 9.625%, 9/1/19(1)	100,000	112,500
Marina District Finance Co., Inc., 9.50%, 10/15/15	1,350,000	1,397,250
Marina District Finance Co., Inc., 9.875%, 8/15/18	350,000	362,250
MCE Finance Ltd., 5.00%, 2/15/21(1)	1,750,000	1,771,875
MGM Resorts International, 6.625%, 7/15/15	500,000	545,000
MGM Resorts International, 7.625%, 1/15/17	4,100,000	4,571,500
MGM Resorts International, 8.625%, 2/1/19	750,000	877,500
MGM Resorts International, 7.75%, 3/15/22	250,000	278,750
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/21(1)(2)	500,000	500,000
Royal Caribbean Cruises Ltd., 7.25%, 6/15/16	950,000	1,079,438
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	800,000	814,000
Station Casinos LLC, 7.50%, 3/1/21(1)	1,700,000	1,755,250
Wyndham Worldwide Corp., 5.625%, 3/1/21	500,000	562,736
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	1,100,000	1,238,875
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.375%, 3/15/22	750,000	790,313
		35,323,798
HOUSEHOLD DURABLES — 1.8%
Beazer Homes USA, Inc., 8.125%, 6/15/16	750,000	815,625
Beazer Homes USA, Inc., 7.25%, 2/1/23(1)	209,000	214,225
KB Home, 8.00%, 3/15/20	500,000	578,750
Lennar Corp., 6.95%, 6/1/18	800,000	904,000
Lennar Corp., Series B, 5.60%, 5/31/15	500,000	535,000
Lennar Corp., Series B, 6.50%, 4/15/16	500,000	555,625
Libbey Glass, Inc., 6.875%, 5/15/20	225,000	243,844
Meritage Homes Corp., 7.00%, 4/1/22	750,000	839,062
Ryland Group, Inc. (The), 5.375%, 10/1/22	500,000	512,500
Sealy Mattress Co., 10.875%, 4/15/16	737,000	780,306
Standard Pacific Corp., 8.375%, 5/15/18	2,250,000	2,660,625
Taylor Morrison, Inc., 7.75%, 4/15/20(1)	1,500,000	1,616,250
Toll Brothers Finance Corp., 6.75%, 11/1/19	680,000	797,165
William Lyon Homes, Inc., 8.50%, 11/15/20(1)	1,000,000	1,095,000
		12,147,977
HOUSEHOLD PRODUCTS — 1.8%
American Achievement Corp., 10.875%, 4/15/16(1)	1,000,000	975,000
Central Garden and Pet Co., 8.25%, 3/1/18	2,720,000	2,815,200
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 8.50%, 5/15/18	1,250,000	1,320,312
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.125%, 4/15/19	400,000	431,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.00%, 4/15/19	1,000,000	1,062,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.875%, 8/15/19	975,000	1,079,813
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.875%, 8/15/19	1,450,000	1,593,187
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	1,500,000	1,531,875
Spectrum Brands Escrow Corp., 6.375%, 11/15/20(1)	600,000	645,750

16

Principal Amount	Value
Spectrum Brands, Inc., 6.75%, 3/15/20	$625,000	$677,344
YCC Holdings LLC / Yankee Finance, Inc., PIK, 10.25%, 2/15/16	500,000	518,125
		12,650,606
INDUSTRIAL CONGLOMERATES — 1.1%
Bombardier, Inc., 7.50%, 3/15/18(1)	900,000	1,031,625
Bombardier, Inc., 5.75%, 3/15/22(1)	1,000,000	1,031,250
Harland Clarke Holdings Corp., 9.50%, 5/15/15	405,000	401,456
Harland Clarke Holdings Corp., VRN, 6.00%, 5/15/13	250,000	241,250
HD Supply, Inc., 8.125%, 4/15/19	950,000	1,078,250
HD Supply, Inc., 7.50%, 7/15/20(1)	1,200,000	1,266,000
HD Supply, Inc., 10.50%, 1/15/21	1,100,000	1,148,125
Milacron LLC / Mcron Finance Corp., 7.75%, 2/15/21(1)	100,000	103,875
Schaeffler Finance BV, 7.75%, 2/15/17(1)	750,000	848,438
SPX Corp., 7.625%, 12/15/14	650,000	711,750
		7,862,019
INSURANCE — 3.1%
Aircastle Ltd., 6.75%, 4/15/17	1,225,000	1,353,625
American General Institutional Capital, Inc., 7.57%, 12/1/45(1)	500,000	635,000
American International Group, Inc., 6.82%, 11/15/37	1,025,000	1,332,039
American International Group, Inc., VRN, 8.18%, 5/15/38	1,000,000	1,351,250
AXA SA, VRN, 6.46%, 12/14/18(1)	1,250,000	1,246,875
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., 8.375%, 2/15/18(1)	1,250,000	1,328,125
Genworth Financial, Inc., VRN, 6.15%, 11/15/16	1,400,000	1,286,250
Hub International Ltd., 8.125%, 10/15/18(1)	1,000,000	1,057,500
International Lease Finance Corp., 6.625%, 11/15/13	1,000,000	1,032,500
International Lease Finance Corp., 5.75%, 5/15/16	2,000,000	2,170,186
International Lease Finance Corp., 8.75%, 3/15/17	2,200,000	2,598,750
International Lease Finance Corp., 6.25%, 5/15/19	1,250,000	1,375,000
Liberty Mutual Group, Inc., VRN, 7.00%, 3/15/17(1)	2,650,000	2,742,750
Onex USI Aquisition Corp., 7.75%, 1/15/21(1)	500,000	503,750
QBE Capital Funding III Ltd., VRN, 7.25%, 5/24/21(1)	500,000	525,807
Swiss Re Capital I LP, VRN, 6.85%, 5/25/16(1)	1,000,000	1,063,500
		21,602,907
INTERNET AND CATALOG RETAIL†
Netflix, Inc., 5.375%, 2/1/21(1)	250,000	249,375
INTERNET SOFTWARE AND SERVICES — 0.3%
Equinix, Inc., 4.875%, 4/1/20	500,000	506,250
Equinix, Inc., 7.00%, 7/15/21	500,000	556,875
IAC/InterActiveCorp, 4.75%, 12/15/22(1)	1,000,000	982,500
Zayo Group LLC / Zayo Capital, Inc., 8.125%, 1/1/20	250,000	281,250
		2,326,875
IT SERVICES — 2.2%
Fidelity National Information Services, Inc., 7.625%, 7/15/17	1,750,000	1,881,250
Fidelity National Information Services, Inc., 5.00%, 3/15/22	500,000	533,125
First Data Corp., 9.875%, 9/24/15	752,000	778,320
First Data Corp., 11.25%, 3/31/16	2,500,000	2,525,000
First Data Corp., 7.375%, 6/15/19(1)	1,750,000	1,870,313
First Data Corp., 8.875%, 8/15/20(1)	1,000,000	1,122,500
First Data Corp., 8.25%, 1/15/21(1)	2,999,000	3,133,955
First Data Corp., 12.625%, 1/15/21	1,599,000	1,740,911
j2 Global, Inc., 8.00%, 8/1/20	200,000	214,000
SunGard Data Systems, Inc., 7.375%, 11/15/18	1,250,000	1,343,750
		15,143,124
MACHINERY — 0.9%
Case New Holand, Inc., 7.875%, 12/1/17	1,700,000	1,997,500
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	950,000	1,037,875

17

Principal Amount	Value
Navistar International Corp., 8.25%, 11/1/21	$774,000	$792,383
Oshkosh Corp., 8.25%, 3/1/17	850,000	929,687
Oshkosh Corp., 8.50%, 3/1/20	350,000	393,750
Terex Corp., 6.50%, 4/1/20	500,000	535,625
Terex Corp., 6.00%, 5/15/21	250,000	264,375
		5,951,195
MARINE — 0.1%
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21(1)	250,000	253,125
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc., 8.125%, 2/15/19	500,000	455,000
		708,125
MEDIA — 9.1%
AMC Entertainment, Inc., 9.75%, 12/1/20	1,000,000	1,158,750
AMC Networks, Inc., 7.75%, 7/15/21	200,000	227,500
Cablevision Systems Corp., 8.625%, 9/15/17	1,500,000	1,755,000
Cablevision Systems Corp., 5.875%, 9/15/22	1,500,000	1,490,625
CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	35,000	37,844
CCO Holdings LLC/CCO Holdings Capital Corp., 7.875%, 4/30/18	1,000,000	1,066,250
CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19	2,900,000	3,139,250
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/1/20	500,000	556,875
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	2,400,000	2,370,000
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15(1)	1,129,000	197,575
Cinemark USA, Inc., 5.125%, 12/15/22(1)	600,000	606,000
Clear Channel Communications, Inc., 10.75%, 8/1/16	1,750,000	1,360,625
Clear Channel Communications, Inc., 9.00%, 3/1/21	750,000	704,063
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	375,000	389,531
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	1,875,000	1,966,406
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22(1)	270,000	282,825
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22(1)	730,000	773,800
Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15(1)	1,200,000	1,296,750
Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15(1)	500,000	540,313
Clearwire Communications LLC/Clearwire Finance, Inc., 14.75%, 12/1/16(1)	500,000	702,500
CSC Holdings LLC, 6.75%, 11/15/21	1,200,000	1,351,500
Cumulus Media Holdings, Inc., 7.75%, 5/1/19	1,350,000	1,393,875
DISH DBS Corp., 7.125%, 2/1/16	1,950,000	2,176,687
DISH DBS Corp., 4.625%, 7/15/17	1,500,000	1,563,750
DISH DBS Corp., 6.75%, 6/1/21	1,950,000	2,176,687
DISH DBS Corp., 5.00%, 3/15/23(1)	1,250,000	1,235,937
Griffey Intermediate, Inc. / Griffey Finance Sub LLC, 7.00%, 10/15/20(1)	850,000	871,250
Lamar Media Corp., 7.875%, 4/15/18	300,000	328,125
Lamar Media Corp., 5.875%, 2/1/22	1,200,000	1,305,000
Lamar Media Corp., 5.00%, 5/1/23	1,400,000	1,407,000
McClatchy Co. (The), 9.00%, 12/15/22(1)	900,000	981,000
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 9.75%, 4/1/21(1)	250,000	248,750
Mediacom LLC / Mediacom Capital Corp., 9.125%, 8/15/19	750,000	840,937
Mediacom LLC / Mediacom Capital Corp., 7.25%, 2/15/22	500,000	552,500

18

Principal Amount	Value
Nara Cable Funding Ltd., 8.875%, 12/1/18(1)	$1,000,000	$1,052,500
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, 4/15/17	1,200,000	1,326,000
Nielsen Finance LLC / Nielsen Finance Co., 4.50%, 10/1/20(1)	1,028,000	1,031,855
RR Donnelley & Sons Co., 7.25%, 5/15/18	991,000	1,046,744
RR Donnelley & Sons Co., 8.25%, 3/15/19	1,050,000	1,139,250
Sable International Finance Ltd., 8.75%, 2/1/20(1)	1,450,000	1,645,750
SBA Telecommunications, Inc., 8.25%, 8/15/19	650,000	719,875
SBA Telecommunications, Inc., 5.75%, 7/15/20(1)	250,000	260,938
Sinclair Television Group, Inc., 9.25%, 11/1/17(1)	950,000	1,034,312
Sinclair Television Group, Inc., 8.375%, 10/15/18	1,000,000	1,120,000
Sinclair Television Group, Inc., 5.375%, 4/1/21(1)(2)	1,000,000	997,500
Sinclair Television Group, Inc., 6.125%, 10/1/22(1)	250,000	263,125
Sirius XM Radio, Inc., 8.75%, 4/1/15(1)	930,000	1,039,275
Sirius XM Radio, Inc., 5.25%, 8/15/22(1)	400,000	411,000
Starz LLC / Starz Finance Corp., 5.00%, 9/15/19	500,000	517,500
Univision Communications, Inc., 6.875%, 5/15/19(1)	2,250,000	2,418,750
Univision Communications, Inc., 8.50%, 5/15/21(1)	1,100,000	1,193,500
UPCB Finance VI Ltd., 6.875%, 1/15/22(1)	500,000	546,250
Valassis Communications, Inc., 6.625%, 2/1/21	1,000,000	1,072,500
Videotron Ltee, 9.125%, 4/15/18	500,000	526,563
Videotron Ltee, 5.00%, 7/15/22	1,000,000	1,020,000
Visant Corp., 10.00%, 10/1/17	1,700,000	1,559,750
Wind Acquisition Finance SA, 11.75%, 7/15/17(1)	2,250,000	2,396,250
Wind Acquisition Finance SA, 7.25%, 2/15/18(1)	1,200,000	1,255,500
WMG Acquisition Corp., 6.00%, 1/15/21(1)	250,000	263,125
		62,913,292
METALS AND MINING — 3.0%
AK Steel Corp., 7.625%, 5/15/20	750,000	660,000
Aleris International, Inc., 7.625%, 2/15/18	700,000	745,500
ArcelorMittal, 4.25%, 8/5/15	2,500,000	2,599,822
ArcelorMittal, 5.00%, 2/25/17	2,500,000	2,619,485
ArcelorMittal, 6.125%, 6/1/18	2,000,000	2,163,358
ArcelorMittal, 7.25%, 3/1/41	2,400,000	2,398,241
Dynacast International LLC / Dynacast Finance, Inc., 9.25%, 7/15/19	500,000	550,000
FMG Resources Pty Ltd., 7.00%, 11/1/15(1)	1,250,000	1,315,625
FMG Resources Pty Ltd., 6.875%, 2/1/18(1)	1,250,000	1,318,750
FMG Resources Pty Ltd., 8.25%, 11/1/19(1)	1,200,000	1,300,500
Inmet Mining Corp., 8.75%, 6/1/20(1)	700,000	777,000
Inmet Mining Corp., 7.50%, 6/1/21(1)	250,000	271,250
Novelis, Inc., 8.375%, 12/15/17	1,000,000	1,100,000
Ryerson, Inc., / Joseph T Ryerson & Son, Inc., 9.00%, 10/15/17(1)	100,000	109,625
Steel Dynamics, Inc., 7.625%, 3/15/20	400,000	446,000
Steel Dynamics, Inc., 5.25%, 4/15/23(1)	1,000,000	1,016,250
United States Steel Corp., 7.375%, 4/1/20	500,000	526,250
Vulcan Materials Co., 6.50%, 12/1/16	500,000	562,500
		20,480,156
MULTI-UTILITIES — 2.8%
Ameren Energy Generating Co., 7.00%, 4/15/18	300,000	242,250
Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.00%, 6/1/16(1)	600,000	632,250
Calpine Corp., 7.25%, 10/15/17(1)	1,013,000	1,078,845
Calpine Corp., 7.875%, 7/31/20(1)	450,000	495,000
Calpine Corp., 7.50%, 2/15/21(1)	975,000	1,074,937
EDP Finance BV, 6.00%, 2/2/18(1)	1,250,000	1,321,875

19

Principal Amount	Value
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/1/20(1)	$1,000,000	$1,130,000
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/1/20	1,976,000	2,250,170
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.75%, 3/1/22(1)	500,000	577,500
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., PIK, 11.25%, 12/1/18(1)	391,000	380,248
GenOn Energy, Inc., 9.50%, 10/15/18	2,000,000	2,365,000
Ipalco Enterprises, Inc., 5.00%, 5/1/18	1,000,000	1,085,000
NRG Energy, Inc., 7.625%, 1/15/18	2,595,000	2,964,787
NRG Energy, Inc., 7.625%, 5/15/19	2,625,000	2,848,125
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 10.25%, 11/1/15	1,750,000	183,750
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/1/20(1)	1,000,000	752,500
		19,382,237
MULTILINE RETAIL — 0.2%
J.C. Penney Corp., Inc., 7.65%, 8/15/16	750,000	721,875
J.C. Penney Corp., Inc., 5.75%, 2/15/18	500,000	427,500
Macy’s Retail Holdings, Inc., 6.375%, 3/15/37	450,000	523,706
		1,673,081
OFFICE ELECTRONICS — 0.2%
CDW LLC / CDW Finance Corp., 8.00%, 12/15/18	1,000,000	1,120,000
OIL, GAS AND CONSUMABLE FUELS — 8.6%
Alpha Natural Resources, Inc., 6.00%, 6/1/19	1,000,000	927,500
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	1,200,000	1,311,000
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	1,000,000	1,070,000
Antero Resources Finance Corp., 7.25%, 8/1/19	1,000,000	1,088,750
Arch Coal, Inc., 8.75%, 8/1/16	1,000,000	1,045,000
Arch Coal, Inc., 7.00%, 6/15/19	500,000	453,750
Arch Coal, Inc., 7.25%, 10/1/20	600,000	543,000
Bill Barrett Corp., 9.875%, 7/15/16	2,000,000	2,150,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.375%, 5/1/19	100,000	112,500
Chesapeake Energy Corp., 7.625%, 7/15/13	500,000	510,000
Chesapeake Energy Corp., 9.50%, 2/15/15	950,000	1,078,250
Chesapeake Energy Corp., 6.625%, 8/15/20	2,400,000	2,634,000
Chesapeake Energy Corp., 5.375%, 6/15/21(2)	1,000,000	1,006,250
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19(1)	955,000	988,425
Concho Resources, Inc., 5.50%, 10/1/22	1,700,000	1,776,500
Consol Energy, Inc., 8.00%, 4/1/17	1,700,000	1,840,250
Continental Resources, Inc., 5.00%, 9/15/22	1,450,000	1,547,875
Denbury Resources, Inc., 8.25%, 2/15/20	1,096,000	1,233,000
Denbury Resources, Inc., 6.375%, 8/15/21	100,000	109,500
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	500,000	567,500
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19	950,000	1,023,625
EP Energy LLC / EP Energy Finance, Inc., 9.375%, 5/1/20	2,500,000	2,900,000
EP Energy LLC / Everest Acquisition Finance, Inc., 7.75%, 9/1/22	250,000	277,500
Forest Oil Corp., 7.50%, 9/15/20(1)	1,000,000	1,060,000
Halcon Resources Corp., 8.875%, 5/15/21(1)	1,000,000	1,082,500
Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 5/15/19	1,975,000	2,076,219
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20	1,500,000	1,661,250
MEG Energy Corp., 6.50%, 3/15/21(1)	500,000	535,000

20

Principal Amount	Value
Newfield Exploration Co., 5.625%, 7/1/24	$950,000	$983,250
Peabody Energy Corp., 7.375%, 11/1/16	500,000	572,500
Peabody Energy Corp., 6.00%, 11/15/18	2,210,000	2,356,412
Peabody Energy Corp., 6.50%, 9/15/20	350,000	374,500
Plains Exploration & Production Co., 8.625%, 10/15/19	730,000	832,200
Plains Exploration & Production Co., 6.50%, 11/15/20	1,500,000	1,665,000
Plains Exploration & Production Co., 6.625%, 5/1/21	1,000,000	1,105,000
Plains Exploration & Production Co., 6.75%, 2/1/22	900,000	1,006,875
QEP Resources, Inc., 5.25%, 5/1/23	250,000	257,500
Quicksilver Resources, Inc., 8.25%, 8/1/15	750,000	741,563
Range Resources Corp., 5.75%, 6/1/21	1,000,000	1,077,500
Range Resources Corp., 5.00%, 8/15/22	1,500,000	1,537,500
Sabine Pass LNG LP, 7.50%, 11/30/16	2,500,000	2,775,000
Sabine Pass LNG LP, 6.50%, 11/1/20(1)	250,000	264,375
Samson Investment Co., 9.75%, 2/15/20(1)	1,200,000	1,281,000
SandRidge Energy, Inc., 7.50%, 3/15/21	2,500,000	2,612,500
SandRidge Energy, Inc., 7.50%, 2/15/23	100,000	104,250
SM Energy Co., 6.50%, 1/1/23	250,000	275,000
Stone Energy Corp., 8.625%, 2/1/17	750,000	813,750
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.50%, 10/1/18	1,044,000	1,137,960
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 3/15/20	600,000	651,000
Tesoro Corp., 4.25%, 10/1/17	1,000,000	1,050,000
Venoco, Inc., 8.875%, 2/15/19	1,450,000	1,413,750
WPX Energy, Inc., 5.25%, 1/15/17	1,250,000	1,315,625
		58,813,154
PAPER AND FOREST PRODUCTS — 0.4%
Resolute Forest Products, 10.25%, 10/15/18	294,000	338,835
Sappi Papier Holding GmbH, 7.75%, 7/15/17(1)	500,000	555,000
Sappi Papier Holding GmbH, 6.625%, 4/15/21(1)	1,500,000	1,556,250
Verso Paper Holdings LLC/Verso Paper, Inc., 8.75%, 2/1/19	500,000	241,250
		2,691,335
PERSONAL PRODUCTS — 0.2%
Elizabeth Arden, Inc., 7.375%, 3/15/21	1,500,000	1,674,375
PHARMACEUTICALS — 1.2%
Catalent Pharma Solutions, Inc., 7.875%, 10/15/18(1)	250,000	254,688
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19	1,200,000	1,288,500
Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20	300,000	321,750
Mylan, Inc., 6.00%, 11/15/18(1)	1,000,000	1,098,689
Sky Growth Acquisition Corp., 7.375%, 10/15/20(1)	250,000	265,625
Valeant Pharmaceuticals International, 6.50%, 7/15/16(1)	650,000	681,687
Valeant Pharmaceuticals International, 6.875%, 12/1/18(1)	1,000,000	1,079,375
Valeant Pharmaceuticals International, 7.00%, 10/1/20(1)	500,000	541,250
Valeant Pharmaceuticals International, 6.375%, 10/15/20(1)	800,000	845,500
Valeant Pharmaceuticals International, 6.75%, 8/15/21(1)	250,000	267,500
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18	1,200,000	1,288,500
		7,933,064
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.3%
Corrections Corp. of America, 4.125%, 4/1/20(1)(2)	1,000,000	1,021,250
Felcor Lodging LP, 6.75%, 6/1/19	250,000	272,500
Host Hotels & Resorts LP, 6.75%, 6/1/16	687,000	703,316

21

Principal Amount	Value
Host Hotels & Resorts LP, 5.875%, 6/15/19	$600,000	$662,250
iStar Financial, Inc., 5.95%, 10/15/13	750,000	765,938
iStar Financial, Inc., 9.00%, 6/1/17	100,000	112,250
MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21	1,500,000	1,635,000
Omega Healthcare Investors, Inc., 5.875%, 3/15/24	500,000	535,000
Reckson Operating Partnership LP, 7.75%, 3/15/20	750,000	922,486
Sabra Health Care LP/Sabra Capital Corp., 8.125%, 11/1/18	1,500,000	1,636,875
Weyerhaeuser Co., 7.375%, 3/15/32	750,000	953,137
		9,220,002
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 1.0%
CB Richard Ellis Services, Inc., 11.625%, 6/15/17	800,000	865,000
CB Richard Ellis Services, Inc., 6.625%, 10/15/20	800,000	872,000
CBRE Services, Inc., 5.00%, 3/15/23	1,250,000	1,270,312
Country Garden Holdings Co. Ltd., 7.50%, 1/10/23(1)	2,000,000	2,052,600
Realogy Corp., 11.50%, 4/15/17	750,000	801,563
Realogy Corp., 7.875%, 2/15/19(1)	750,000	825,000
		6,686,475
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.2%
Advanced Micro Devices, Inc., 8.125%, 12/15/17	2,230,000	2,263,450
Freescale Semiconductor, Inc., 8.875%, 12/15/14	31,000	31,233
Freescale Semiconductor, Inc., 10.125%, 3/15/18(1)	413,000	459,462
Freescale Semiconductor, Inc., 9.25%, 4/15/18(1)	1,050,000	1,157,625
Freescale Semiconductor, Inc., 8.05%, 2/1/20	1,750,000	1,859,375
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co., 10.50%, 4/15/18	1,000,000	1,120,000
MEMC Electronic Materials, Inc., 7.75%, 4/1/19	1,000,000	930,000
NXP BV / NXP Funding LLC, 5.75%, 2/15/21(1)	$500,000	$521,250
		8,342,395
SOFTWARE — 0.4%
Infor US, Inc., 9.375%, 4/1/19	850,000	967,937
Nuance Communications, Inc., 5.375%, 8/15/20(1)	754,000	767,195
Sabre, Inc., 8.50%, 5/15/19(1)	750,000	816,563
		2,551,695
SPECIALTY RETAIL — 2.9%
Asbury Automotive Group, Inc., 7.625%, 3/15/17	250,000	257,815
Asbury Automotive Group, Inc., 8.375%, 11/15/20	500,000	562,500
Ashtead Capital Inc., 6.50%, 7/15/22(1)	250,000	272,812
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, 3/15/18	800,000	907,008
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25%, 1/15/19	1,200,000	1,336,500
Claire’s Stores, Inc., 9.00%, 3/15/19(1)	100,000	113,500
Hertz Corp. (The), 4.25%, 4/1/18(1)	100,000	102,375
Hertz Corp. (The), 6.75%, 4/15/19	500,000	548,125
Hertz Corp. (The), 5.875%, 10/15/20	450,000	477,000
Hertz Corp. (The), 7.375%, 1/15/21	1,550,000	1,732,125
Michaels Stores, Inc., 7.75%, 11/1/18	500,000	548,750
Party City Holdings, Inc., 8.875%, 8/1/20(1)	1,200,000	1,323,000
Petco Animal Supplies, Inc., 9.25%, 12/1/18(1)	1,000,000	1,107,500
Petco Holdings, Inc., PIK, 8.50%, 10/15/17(1)	500,000	518,125
Rent-A-Center, Inc., 6.625%, 11/15/20	700,000	756,000
Sally Holdings LLC / Sally Capital, Inc., 6.875%, 11/15/19	1,350,000	1,501,875
Sonic Automotive, Inc., 9.00%, 3/15/18	250,000	276,250
Sonic Automotive, Inc., 7.00%, 7/15/22	800,000	887,000
Stewart Enterprises, Inc., 6.50%, 4/15/19	600,000	643,500
Toys “R” Us Delaware, Inc., 7.375%, 9/1/16(1)	200,000	205,750

22

	Principal Amount	Value
Toys “R” Us Property Co. I LLC, 10.75%, 7/15/17	$1,000,000	$1,081,250
Toys “R” Us Property Co. II LLC, 8.50%, 12/1/17	900,000	955,125
United Rentals North America, Inc., 5.75%, 7/15/18	1,000,000	1,088,750
United Rentals North America, Inc., 8.375%, 9/15/20	1,950,000	2,184,000
United Rentals North America, Inc., 7.375%, 5/15/20	250,000	278,750
United Rentals North America, Inc., 7.625%, 4/15/22	250,000	280,625
		19,946,010
TEXTILES, APPAREL AND LUXURY GOODS — 1.8%
Burlington Coat Factory Warehouse Corp., 10.00%, 2/15/19	1,700,000	1,895,500
Fifth & Pacific Cos, Inc., 10.50%, 4/15/19	100,000	113,125
Gymboree Corp., 9.125%, 12/1/18	1,950,000	1,845,187
Hanesbrands, Inc., 8.00%, 12/15/16	250,000	271,562
Hanesbrands, Inc., 6.375%, 12/15/20	1,500,000	1,640,625
L Brands, Inc., 6.625%, 4/1/21	750,000	851,250
L Brands, Inc., 5.625%, 2/15/22	1,500,000	1,597,500
L Brands, Inc., 6.90%, 7/15/17	1,000,000	1,153,750
L Brands, Inc., 7.00%, 5/1/20	500,000	582,500
Phillips-Van Heusen Corp., 7.375%, 5/15/20	200,000	224,000
Polymer Group, Inc., 7.75%, 2/1/19	1,360,000	1,489,200
PVH Corp., 4.50%, 12/15/22	500,000	496,250
Wolverine World Wide, Inc., 6.125%, 10/15/20(1)	250,000	266,563
		12,427,012
TRANSPORTATION INFRASTRUCTURE — 0.2%
CEVA Group plc, 8.375%, 12/1/17(1)	750,000	776,250
CEVA Group plc, 12.75%, 3/31/20(1)(3)	500,000	406,250
		1,182,500
	Principal Amount/ Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 2.0%
Cricket Communications, Inc., 7.75%, 10/15/20	$2,760,000	$2,766,900
MetroPCS Wireless, Inc., 7.875%, 9/1/18	1,000,000	1,097,500
MetroPCS Wireless, Inc., 6.625%, 11/15/20	1,250,000	1,310,937
NII Capital Corp., 7.625%, 4/1/21	500,000	362,500
Sprint Nextel Corp., 6.00%, 12/1/16	3,230,000	3,512,625
Sprint Nextel Corp., 9.125%, 3/1/17	250,000	296,875
Sprint Nextel Corp., 9.00%, 11/15/18(1)	1,000,000	1,238,750
Sprint Nextel Corp., 7.00%, 3/1/20(1)	1,100,000	1,284,250
Sprint Nextel Corp., 6.00%, 11/15/22	1,000,000	1,032,500
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 6.49%, 2/2/16(1)	250,000	268,750
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 2/2/21(1)	700,000	785,750
		13,957,337
TOTAL CORPORATE BONDS (Cost $591,552,451)		630,527,664
Exchange-Traded Funds — 0.9%
iShares iBoxx $ High Yield Corporate Bond Fund	10,600	1,000,110
SPDR Barclays High Yield Bond ETF	125,000	5,138,750
TOTAL EXCHANGE-TRADED FUNDS (Cost $5,726,976)		6,138,860
Asset-Backed Securities(5) — 0.3%
American Airlines Pass-Through Trust, 7.00%, 7/31/19(1)	$856,170	898,978
UAL 2007-1 Pass Through Trust, Series 071A, 6.64%, 1/2/24	1,287,028	1,398,034
TOTAL ASSET-BACKED SECURITIES (Cost $2,132,810)		2,297,012

23

	Shares/ Principal Amount	Value
Common Stocks — 0.3%
BUILDING PRODUCTS†
Nortek, Inc.(3)	650	$46,384
COMMERCIAL BANKS — 0.1%
CIT Group, Inc.(3)	9,111	396,146
HEALTH CARE PROVIDERS AND SERVICES — 0.1%
Express Scripts Holding Co.(3)	10,800	622,620
MEDIA — 0.1%
Charter Communications, Inc., Class A(3)	6,913	720,197
TOTAL COMMON STOCKS (Cost $2,016,409)		1,785,347
Preferred Stocks†
CONSUMER FINANCE†
Ally Financial, Inc., 7.00%(1) (Cost $164,281)	175	173,075
Commercial Mortgage-Backed Securities(5)†
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A2B SEQ, 5.25%, 12/10/46 (Cost $63,660)	$63,621	64,147

	Principal Amount/ Shares	Value
Temporary Cash Investments — 5.6%
BNP Paribas Finance, Inc., 0.08%, 4/1/13(6)	$25,000,000	$24,999,610
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 2/28/14, valued at $1,203,990), in a joint trading account at 0.11%, dated 3/28/13, due 4/1/13 (Delivery value $1,180,160)		1,180,146
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $3,613,924), in a joint trading account at 0.13%, dated 3/28/13, due 4/1/13 (Delivery value $3,540,487)		3,540,436
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $1,204,198), in a joint trading account at 0.10%, dated 3/28/13, due 4/1/13 (Delivery value $1,180,158)		1,180,145
SSgA U.S. Government Money Market Fund	7,612,813	7,612,813
TOTAL TEMPORARY CASH INVESTMENTS (Cost $38,513,540)		38,513,150
TOTAL INVESTMENT SECURITIES — 98.7% (Cost $640,170,127)		679,499,255
OTHER ASSETS AND LIABILITIES — 1.3%		8,897,812
TOTAL NET ASSETS — 100.0%		$688,397,067

24

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
248,200	AUD for USD	Westpac Group	4/26/13	$257,970	$(2,496)
3,335,956	CAD for USD	Barclays Bank plc	4/26/13	3,282,156	(65,853)
397,400	CHF for USD	UBS AG	4/26/13	418,743	(9,587)
1,561,995	KRW for USD	HSBC Holdings plc	4/26/13	1,401	(57)
6,838,600	NOK for USD	Barclays Bank plc	4/26/13	1,169,783	(26,493)
17,066,600	NOK for USD	Deutsche Bank	4/26/13	2,919,344	(128,862)
490,900	NZD for USD	Westpac Group	4/26/13	410,107	(536)
				$8,459,504	$(233,884)
(Value on Settlement Date $8,693,388)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
1,474,144	EUR for USD	HSBC Holdings plc	4/26/13	$1,889,915	$71,772
661,500	GBP for USD	Barclays Bank plc	4/26/13	1,004,989	44,216
362,168,300	JPY for USD	UBS AG	4/26/13	3,847,929	245,414
6,311,300	SEK for USD	Barclays Bank plc	4/26/13	968,014	10,907
5,109,001	SEK for USD	Deutsche Bank	4/26/13	783,608	(679)
				$8,494,455	$371,630
(Value on Settlement Date $8,866,085)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
77	U.S. Treasury 30-Year Bonds	June 2013	$11,124,094	$44,350

Credit Default Swap Agreements
Counterparty/ Reference Entity	Notional Amount	Buy/Sell Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
Bank of America N.A./CDX North America High Yield 14 Index(7)	$5,760,000	Sell*	5.00%	6/20/15	$(82,271)	$521,305	$439,034
Barclays Bank plc/ CDX North America High Yield 11 Index	1,660,000	Sell*	5.00	12/20/13	(55,087)	112,320	57,233
					$(137,358)	$633,625	$496,267

*	The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

25

Notes to Schedule of Investments

AUD = Australian Dollar
CAD = Canadian Dollar
CDX = Credit Derivatives Indexes
CHF = Swiss Franc
EUR = Euro
GBP = British Pound
JPY = Japanese Yen
KRW = South Korea Won
MTN = Medium Term Note
NOK = Norwegian Krone
NZD = New Zealand Dollar
OJSC = Open Joint Stock Company
PIK = Payment in Kind
SEK = Swedish Krona
SEQ = Sequential Payer
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†	Category is less than 0.05% of total net assets.
(1)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $168,905,831, which represented 24.5% of total net assets. None of these securities were considered illiquid.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(3)	Non-income producing.
(4)	Security is in default.
(5)	Final maturity date indicated, unless otherwise noted.
(6)	The rate indicated is the yield to maturity at purchase.
(7)	Collateral has been received at the custodian bank for margin requirements on swap agreements. At the period end, the aggregate value of securities received was $1,321,122.

See Notes to Financial Statements.

26

Statement of Assets and Liabilities

MARCH 31, 2013
Assets
Investment securities, at value (cost of $640,170,127)	$679,499,255
Cash	176,084
Deposits with broker for futures contracts	192,500
Receivable for investments sold	1,885,112
Receivable for capital shares sold	656,621
Unrealized gain on forward foreign currency exchange contracts	372,309
Swap agreements, at value (including net premiums paid (received) of $(137,358))	496,267
Dividends and interest receivable	12,171,985
695,450,133

Liabilities
Payable for investments purchased	5,523,427
Payable for capital shares redeemed	625,892
Payable for variation margin on futures contracts	7,218
Unrealized loss on forward foreign currency exchange contracts	234,563
Accrued management fees	434,298
Distribution and service fees payable	32,264
Dividends payable	195,404
7,053,066

Net Assets	$688,397,067

Net Assets Consist of:
Capital paid in	$641,881,891
Undistributed net investment income	86,200
Undistributed net realized gain	6,284,127
Net unrealized appreciation	40,144,849
$688,397,067

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$325,228,021	51,696,440	$6.29
Institutional Class	$282,497,492	44,888,541	$6.29
A Class	$54,562,625	8,671,061	$6.29*
C Class	$23,797,104	3,781,823	$6.29
R Class	$2,311,825	367,307	$6.29
*Maximum offering price $6.59 (net asset value divided by 0.955).

See Notes to Financial Statements.

27

Statement of Operations

YEAR ENDED MARCH 31, 2013
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $562)	$40,223,892
Dividends	2,013,554
42,237,446

Expenses:
Management fees	4,639,758
Distribution and service fees:
A Class	135,197
C Class	225,188
R Class	10,942
Trustees’ fees and expenses	33,515
Other expenses	2,311
5,046,911
Fees waived	(9,280)
5,037,631

Net investment income (loss)	37,199,815

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	5,798,560
Futures contract transactions	37,818
Swap agreement transactions	447,154
Foreign currency transactions	1,014,148
7,297,680

Change in net unrealized appreciation (depreciation) on:
Investments	22,862,076
Futures contracts	44,350
Swap agreements	221,716
Translation of assets and liabilities in foreign currencies	(185,911)
22,942,231

Net realized and unrealized gain (loss)	30,239,911

Net Increase (Decrease) in Net Assets Resulting from Operations	$67,439,726

See Notes to Financial Statements.

28

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2013 AND MARCH 31, 2012
Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012
Operations
Net investment income (loss)	$37,199,815	$30,182,993
Net realized gain (loss)	7,297,680	6,079,776
Change in net unrealized appreciation (depreciation)	22,942,231	(8,873,655)
Net increase (decrease) in net assets resulting from operations	67,439,726	27,389,114

Distributions to Shareholders
From net investment income:
Investor Class	(18,364,421)	(14,691,928)
Institutional Class	(14,784,803)	(11,727,492)
A Class	(3,252,994)	(2,967,020)
B Class	—	(41,275)
C Class	(1,182,445)	(1,103,184)
R Class	(125,809)	(152,171)
From net realized gains:
Investor Class	(2,912,638)	(2,702,491)
Institutional Class	(2,287,266)	(2,010,826)
A Class	(540,080)	(524,448)
C Class	(229,657)	(212,542)
R Class	(22,705)	(30,491)
Decrease in net assets from distributions	(43,702,818)	(36,163,868)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	88,680,342	183,487,301

Net increase (decrease) in net assets	112,417,250	174,712,547

Net Assets
Beginning of period	575,979,817	401,267,270
End of period	$688,397,067	$575,979,817

Undistributed net investment income	$86,200	$70,410

See Notes to Financial Statements.

29

Notes to Financial Statements

MARCH 31, 2013

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income. As a secondary objective, the fund seeks capital appreciation, but only when consistent with its primary objective of maximizing current income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

30

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

31

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5425% to 0.6600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. Effective August 1, 2012, the investment advisor voluntarily agreed to waive 0.05% of its management fee on all of the fund’s daily net assets in excess of $600 million. The investment advisor expects the fee waiver to continue until July 31, 2013, and cannot terminate it without consulting the Board of Trustees. The total amount of the waiver for each class for the year ended March 31, 2013 was $4,486, $3,671, $752, $338 and $33 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective

32

annual management fee for each class for the year ended March 31, 2013 was 0.84% for the Investor Class, A Class, C Class and R Class and 0.64% for the Institutional Class. The impact of the management fee waiver to the ratio of operating expenses to average net assets was less than 0.005% for each class for the year ended March 31, 2013.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2013 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, ACIS, and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 47% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2013 were $226,011,859 and $157,415,991, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2013		Year ended March 31, 2012
	Shares	Amount	Shares	Amount
Investor Class
Sold	37,479,990	$230,292,902	44,921,486	$267,447,882
Issued in reinvestment of distributions	3,163,984	19,522,539	2,664,859	15,870,574
Redeemed	(37,888,149)	(231,312,613)	(29,067,444)	(173,177,042)
	2,755,825	18,502,828	18,518,901	110,141,414
Institutional Class
Sold	16,322,719	101,445,106	10,663,396	63,981,231
Issued in reinvestment of distributions	2,663,585	16,438,293	2,314,836	13,738,318
Redeemed	(8,027,463)	(49,585,344)	(2,332,802)	(13,753,219)
	10,958,841	68,298,055	10,645,430	63,966,330
A Class
Sold	3,686,003	22,789,169	4,814,769	28,650,274
Issued in reinvestment of distributions	526,612	3,246,544	503,538	2,998,081
Redeemed	(4,188,186)	(26,016,075)	(3,964,118)	(23,690,983)
	24,429	19,638	1,354,189	7,957,372
B Class	N/A
Sold			16,363	98,918
Issued in reinvestment of distributions			4,168	25,207
Redeemed			(247,271)	(1,454,915)
			(226,740)	(1,330,790)
C Class
Sold	1,143,750	7,045,774	1,185,432	7,055,326
Issued in reinvestment of distributions	144,675	893,137	131,747	782,848
Redeemed	(951,504)	(5,876,123)	(947,169)	(5,605,864)
	336,921	2,062,788	370,010	2,232,310
R Class
Sold	137,159	849,806	240,806	1,451,998
Issued in reinvestment of distributions	23,753	146,596	29,750	176,800
Redeemed	(195,511)	(1,199,369)	(185,359)	(1,108,133)
	(34,599)	(202,967)	85,197	520,665
Net increase (decrease)	14,041,417	$88,680,342	30,746,987	$183,487,301

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Corporate Bonds	—	$630,527,664	—
Exchange-Traded Funds	$6,138,860	—	—
Asset-Backed Securities	—	2,297,012	—
Common Stocks	1,785,347	—	—
Preferred Stocks	—	173,075	—
Commercial Mortgage-Backed Securities	—	64,147	—
Temporary Cash Investments	7,612,813	30,900,337	—
Total Value of Investment Securities	$15,537,020	$663,962,235	—

Other Financial Instruments
Swap Agreements	—	$633,625	—
Forward Foreign Currency Exchange Contracts	—	137,746	—
Futures Contracts	$44,350	—	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$44,350	$771,371	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the

35

holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased interest rate risk derivative instruments during the last three months of the period. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during that time.

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Value of Derivative Instruments as of March 31, 2013
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$496,267	Swap agreements	—
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	372,309	Unrealized loss on forward foreign currency exchange contracts	$234,563
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	7,218
		$868,576		$241,781
*Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2013
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$447,154	Change in net unrealized appreciation (depreciation) on swap agreements	$221,716
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	1,014,148	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(185,911)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	37,818	Change in net unrealized appreciation (depreciation) on futures contracts	44,350
		$1,499,120		$80,155

8. Risk Factors

The fund invests primarily in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$38,201,648	$30,683,070
Long-term capital gains	$5,501,170	$5,480,798

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of March 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$640,164,743
Gross tax appreciation of investments	$45,069,557
Gross tax depreciation of investments	(5,735,045)
Net tax appreciation (depreciation) of investments	$39,334,512
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$621,258
Net tax appreciation (depreciation)	$39,955,770
Undistributed ordinary income	$1,220,683
Accumulated long-term gains	$5,338,723

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$6.04	0.38	0.31	0.69	(0.38)	(0.06)	(0.44)	$6.29	11.92%	0.85%	0.85%	6.14%	6.14%	28%	$325,228
2012	$6.21	0.41	(0.09)	0.32	(0.42)	(0.07)	(0.49)	$6.04	5.56%	0.84%	0.86%	6.84%	6.82%	28%	$295,571
2011	$5.92	0.45	0.30	0.75	(0.46)	—	(0.46)	$6.21	13.23%	0.79%	0.86%	7.49%	7.42%	39%	$188,918
2010	$4.75	0.46	1.17	1.63	(0.46)	—	(0.46)	$5.92	35.43%	0.77%	0.86%	8.36%	8.27%	36%	$129,231
2009	$5.97	0.40	(1.17)	(0.77)	(0.45)	—	(0.45)	$4.75	(13.36)%	0.80%	0.87%	7.66%	7.59%	33%	$71,445
Institutional Class
2013	$6.04	0.39	0.32	0.71	(0.40)	(0.06)	(0.46)	$6.29	12.14%	0.65%	0.65%	6.34%	6.34%	28%	$282,497
2012	$6.21	0.42	(0.09)	0.33	(0.43)	(0.07)	(0.50)	$6.04	5.77%	0.64%	0.66%	7.04%	7.02%	28%	$204,947
2011	$5.92	0.46	0.30	0.76	(0.47)	—	(0.47)	$6.21	13.46%	0.59%	0.66%	7.69%	7.62%	39%	$144,594
2010	$4.75	0.48	1.16	1.64	(0.47)	—	(0.47)	$5.92	35.70%	0.57%	0.66%	8.56%	8.47%	36%	$88,626
2009	$5.97	0.41	(1.17)	(0.76)	(0.46)	—	(0.46)	$4.75	(13.19)%	0.60%	0.67%	7.86%	7.79%	33%	$39,655
A Class
2013	$6.04	0.36	0.32	0.68	(0.37)	(0.06)	(0.43)	$6.29	11.64%	1.10%	1.10%	5.89%	5.89%	28%	$54,563
2012	$6.21	0.39	(0.09)	0.30	(0.40)	(0.07)	(0.47)	$6.04	5.30%	1.09%	1.11%	6.59%	6.57%	28%	$52,227
2011	$5.92	0.44	0.30	0.74	(0.45)	—	(0.45)	$6.21	12.95%	1.04%	1.11%	7.24%	7.17%	39%	$45,285
2010	$4.75	0.45	1.17	1.62	(0.45)	—	(0.45)	$5.92	35.10%	1.02%	1.11%	8.11%	8.02%	36%	$33,769
2009	$5.97	0.39	(1.17)	(0.78)	(0.44)	—	(0.44)	$4.75	(13.57)%	1.05%	1.12%	7.41%	7.34%	33%	$15,289

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$6.04	0.32	0.31	0.63	(0.32)	(0.06)	(0.38)	$6.29	10.81%	1.85%	1.85%	5.14%	5.14%	28%	$23,797
2012	$6.21	0.35	(0.09)	0.26	(0.36)	(0.07)	(0.43)	$6.04	4.51%	1.84%	1.86%	5.84%	5.82%	28%	$20,807
2011	$5.92	0.39	0.30	0.69	(0.40)	—	(0.40)	$6.21	12.12%	1.79%	1.86%	6.49%	6.42%	39%	$19,096
2010	$4.75	0.41	1.17	1.58	(0.41)	—	(0.41)	$5.92	34.11%	1.77%	1.86%	7.36%	7.27%	36%	$13,589
2009	$5.97	0.35	(1.17)	(0.82)	(0.40)	—	(0.40)	$4.75	(14.22)%	1.80%	1.87%	6.66%	6.59%	33%	$3,120
R Class
2013	$6.04	0.35	0.31	0.66	(0.35)	(0.06)	(0.41)	$6.29	11.37%	1.35%	1.35%	5.64%	5.64%	28%	$2,312
2012	$6.21	0.38	(0.09)	0.29	(0.39)	(0.07)	(0.46)	$6.04	5.03%	1.34%	1.36%	6.34%	6.32%	28%	$2,428
2011	$5.92	0.42	0.30	0.72	(0.43)	—	(0.43)	$6.21	12.67%	1.29%	1.36%	6.99%	6.92%	39%	$1,967
2010	$4.75	0.45	1.16	1.61	(0.44)	—	(0.44)	$5.92	34.77%	1.27%	1.36%	7.86%	7.77%	36%	$1,025
2009	$5.97	0.37	(1.16)	(0.79)	(0.43)	—	(0.43)	$4.75	(13.79)%	1.30%	1.37%	7.16%	7.09%	33%	$86

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

See Notes to Financial Statements.

40

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and
Shareholders of the High-Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High-Yield Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2013

41

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None

42

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	107	None

43

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

44

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

45

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2013.

For corporate taxpayers, the fund hereby designates $21,438, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $5,501,170, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2013.

The fund hereby designates $491,176 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

46

Notes

47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-78345   1305

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2012:                    $178,726
FY 2013:                    $222,451

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2012: $0 FY 2013: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2012: $0 FY 2013: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2012:                    $0
FY 2013:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012:                    $0
FY 2013:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2012: $0 FY 2013: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2012: $0 FY 2013: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2012:                    $214,108
FY 2013:                    $136,896

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Investment Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 30, 2013

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 30, 2013